       MSDW LETTERHEAD

                                                       2000 Annual Report

                                                       September 30, 2000

                                                                 MAS LOGO

MAS Funds is pleased to present the Annual Report for the Portfolios as of September 30, 2000. Please call your client service representative at 800-354-8185 with any questions regarding this report.

TABLE OF CONTENTS

Chairman's Letter................................    1
MAS Overview and Statement of Net Assets
  Value Portfolio................................    2
  Equity Portfolio...............................    6
  Small Cap Value Portfolio......................   11
  Mid Cap Growth Portfolio.......................   17
  Mid Cap Value Portfolio........................   21
  Small Cap Growth Portfolio.....................   27
  Strategic Small Value Portfolio................   31
  Core Fixed Income Distinguishing
     Characteristics and General Strategy........   35
     Fixed Income Portfolio......................   36
     Domestic Fixed Income Portfolio.............   46
     Fixed Income II Portfolio...................   54
     Special Purpose Fixed Income Portfolio......   62
  High Yield Portfolio...........................   71
  Cash Reserves Portfolio........................   79
  Limited Duration Portfolio.....................   83
  Municipal Portfolio............................   90
  Global Fixed Income Portfolio..................   98
  International Fixed Income Portfolio...........  103
  Intermediate Duration Portfolio................  107
  Multi-Market Fixed Income Portfolio............  115
  Balanced Portfolio.............................  125
  Multi-Asset-Class Portfolio....................  136
Statement of Operations..........................  150
Statement of Changes in Net Assets...............  155
Financial Highlights.............................  162
Notes to Financial Statements....................  179
Independent Auditors' Report.....................  192

THIS ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                               CHAIRMAN'S LETTER
--------------------------------------------------------------------------------
DEAR FELLOW SHAREHOLDERS,

We are pleased to present the MAS Funds Annual Report for the one-year period ended September 30, 2000. The MAS Funds currently offers 24 portfolios (21 of which are discussed in this report) that provide investors with a diverse array of equity, fixed-income, and asset-allocated products. In this report, you will find portfolio manager commentary, performance statistics, and a complete list of holdings for each of the Funds' portfolios.

Fiscal 2000 represented a broadening of the recent strong performance of the U.S. equity markets. After experiencing gains greater than 20% in fiscal 1995, 1996, 1997, and 1999, the S&P 500 Index returned a more modest 13.3% during the year ended 9/30/2000. However, smaller stocks showed impressive strength during the period. Mid-cap stocks, as represented by the S&P MidCap 400 Index, returned 43.2%, and small-cap stocks, as represented by the Russell 2000 Index, returned 23.4%.

The equity markets also witnessed a dramatic rotation in style leadership. Growth stocks had greatly outperformed value stocks during the first five months of the fiscal year. However, from the beginning of March through the end of September, value asserted itself and outperformed growth, a trend that was broadly apparent across small-, mid-, and large-cap stocks. This reversal was likely the result of inflation fears and concern about the Federal Reserve's goal to slow the U.S. economy. Technology stocks were especially hard hit, as expectations of a slower economy caused many investors to reassess their future growth prospects.

The past year was an eventful one for fixed-income markets as well. Domestic fixed-income markets were flat to negative during the first fiscal quarter, as the potential for continued above-trend economic growth and the risk of further Federal Reserve tightening moves forced U.S. interest rates higher. However, anticipation of an economic slowdown, combined with the announcement of the Treasury bond buy-back program, helped to bolster fixed-income performance in the second fiscal quarter. During the last four months of the fiscal year, signs of a potential "soft landing" for the economy became more apparent, and yield spreads (after peaking in May) narrowed in the corporate and mortgage sectors.

After a strong first fiscal quarter, high yield bonds underperformed investment-grade bonds for the remainder of the fiscal year. Supply-demand dynamics contributed to this weakness: high yield mutual funds experienced large outflows, while high yield issuers continued to bring new supply to the market. Finally, returns for non-U.S. bonds on the whole were negative over the past fiscal year, as most foreign currencies depreciated versus the U.S. dollar.

During this past year, we have introduced enhanced services for Morgan Stanley Dean Witter institutional investors. Our website -- www.msdw.com/im -- provides expanded information for all MSDW institutional mutual funds. We are holding an increasing number of product conference calls, which offer investors a convenient way to hear directly from our portfolio managers. We also opened a new portfolio, Strategic Small Value, which is managed by our Small Cap Value Team against the Russell 2000 Value Index. Please request a prospectus if you are considering investing in this portfolio; it contains more complete information about the portfolio, including risks, charges, and expenses.

In addition, Morgan Stanley Dean Witter recently announced plans to realign its Asset Management division, of which MAS Funds is a part. The division is now organized by function, and operates within six core business units. The goal is to use firm-wide resources wisely and to manage the business with greater efficiency and flexibility. We believe that by doing so, we can better take advantage of the full resources of the firm, responding to the needs of our increasingly diverse client base.

We hope that you will find this report informative, and we very much appreciate your support of MAS Funds. As always, please call your client service contact with any questions regarding this report or any of our portfolios.

Sincerely,

/s/ Thomas L. Bennett

Thomas L. Bennett
Chairman

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

VALUE PORTFOLIO

The Value Portfolio combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low-P/E investing.

MAS's process is executed in two stages. An initial screen identifies companies with flat or positive earnings growth which have underperformed the broad market averages, and whose valuations fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of the company. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector and position limitations are imposed, thereby minimizing the risk of any sector or holding.

MAS also utilizes a clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err in holding successful investments past their peaks. Perhaps the greatest strategic advantage of the MAS approach is that the sell discipline mandates the sale of any stock that satisfies one or more of the three sell criteria--price appreciation, earnings deterioration, or negative fundamental change.

The past few years have been difficult for low P/E value investing, and this difficult environment continued in the Portfolio's current fiscal year. The total return of the MAS Funds Value Portfolio was 9.67% for the period ended September 30, 2000, as compared to 13.27% for the S&P 500.

The disappointing performance of low P/E, value stocks in recent years appears to be the result of the following "logic" of market participants. Investors should own companies which appear to offer growth or improving fundamentals irrespective of valuations. Most low P/E companies seem to represent only broken growth businesses or companies with cyclically peak profits. This "logic" implies that these companies simply represent failing businesses or value traps. Therefore, it follows that there is no valuation at which a company with negative earnings estimate revisions or cyclically high profit margins should be purchased. In fact, typically, the lower the current valuation, the larger the fundamental problem must be that looms ahead.

This "logic" also implies that highly valued shares represent just the opposite opportunity, since high growth companies or businesses have the potential for a major cyclical improvement in fundamentals. Thus, there seems to be no "logical" valuation limit at which a compelling growth story or cyclical turnaround should be avoided. In fact, what is implied is that the higher a company's valuation, the larger its opportunity for growth must be. Investors' expectation that highly valued stocks will consistently outperform has been historically incorrect; but recently, it has evolved into a self-fulfilling prophecy. In other words, momentum rules. Low valuations are either irrelevant or a negative. Investors are not just apathetic towards valuations, they tend to be downright hostile towards companies that have low ones. This type of environment has made it difficult for value investors, especially for low P/E investors like the Portfolio, to perform well relative to their benchmarks.

The Portfolio's investment strategy has consistently reflected a commitment to low P/E investing. At fiscal year-end, the Portfolio's largest sector exposures included those with economic sensitivity such as consumer durables, capital goods, basic materials, and transportation companies. Though interest rates continued to creep higher, MAS felt that most of the Portfolio's companies in these sectors would benefit from a still healthy domestic economy and improving global economic activity. The average cyclical company in the Portfolio, be it a shallow or deep cyclical, traded for under ten times earnings, generated significant free cash flow, and probably had meaningful foreign exposure.

Non-cyclical sector overweightings included financial services and health care services. In fact, health care comprised a significant overweight compared to the low P/E universe and the popular value benchmarks. Two industries represented the bulk of the Portfolio's position in health care: hospital management companies and managed care companies. Hospital management companies have been moderate but consistent growers generating healthy free cash flow and trading at deep discounts to the index. Recent actions in Washington to raise reimbursement levels, as well as better pricing flexibility for HMOs, should provide hospitals with the opportunity to increase revenues and profit margins. Managed care companies have suffered from somewhat overstated political and legal concerns, while business conditions have been quite healthy. Recent fundamentals have been characterized by strong pricing, continued reasonable unit growth, and further industry consolidation.

Notable underweightings in the Portfolio throughout the year have been in the technology, energy, utilities, and consumer services sectors. At fiscal year-end, technology was the largest underweight relative to the benchmark S&P
500. Historically, the MAS Value Portfolio has been predisposed to own low P/E technology companies. Frequently, they can offer some of the best secular revenue growth opportunities in the low P/E universe. However, recent high valuations for most technology companies generally precluded their inclusion in this low P/E Portfolio.

Portfolio characteristics have been, and at fiscal year-end remained very favorable in the Portfolio relative to the benchmark index. Weakness in the technology sector during the latter half of the fiscal year, perhaps signaling a change in investor psychology, was a strong positive for the Portfolio. If investor sentiment continues to shift and the reasonable valuations within the low P/E universe are recognized, the Portfolio should be well positioned to benefit.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

     MAS VALUE INSTITUTIONAL  MAS VALUE INVESTMENT  MAS VALUE ADVISER  S&P 500
     -----------------------  --------------------  -----------------  -------
90   1000                                                               1000
91   1455                                                               1312
92   1642                                                               1457
93   1965                                                               1646
94   2111                                                               1707
95   2799                                                               2214
96   3315                                                               2664
97   4682                                                               3742
98   3914                                                               4080
99   4239                                                               5215
00   4649                          4618                4599             5907

                       AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*
                                       MAS VALUE
                       ------------------------------------------
                       INSTITUTIONAL M   INVESTMENT K   ADVISER O   S&P 500 INDEX
---------------------------------------------------------------------------------
One Year                    9.67%            9.50%        9.31%        13.27%
Five Years                 10.68%           10.53%       10.44%        21.68%
Ten Years                  16.61%           16.53%       16.48%        19.44%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

M Represents an investment in the Institutional Class.

K Represents an investment in the Investment Class which commenced operations
  5/6/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

O Represents an investment in the Adviser Class which commenced operations
  7/17/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* Total returns are compared to the S&P 500 Index, an unmanaged market index.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (97.4%)

---------------------------------------------------------
                                                 VALUE
        SEPTEMBER 30, 2000           SHARES      (000)!
---------------------------------------------------------
BANKS (13.0%)
Bank of America Corp.                 290,000  $   15,189
Bank One Corp.                        262,800      10,151
Chase Manhattan Corp.                 587,809      27,149
First Union Corp.                     172,413       5,550
FleetBoston Financial Corp.           406,858      15,867
PNC Bank Corp.                        349,500      22,718
Washington Mutual, Inc.               835,200      33,251
---------------------------------------------------------
GROUP TOTAL                                       129,875
---------------------------------------------------------
BASIC RESOURCES (4.7%)
Eastman Chemical Co.                  216,100       7,982
Engelhard Corp.                       657,800      10,689
IMC Global, Inc.                      518,394       7,517
International Paper Co.                98,500       2,826
Lubrizol Corp.                        510,200      10,045
Solutia, Inc.                         419,200       4,768
Weyerhaeuser Co.                       76,800       3,101
---------------------------------------------------------
GROUP TOTAL                                        46,928
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.0%)
Fortune Brands, Inc.                  369,000       9,778
---------------------------------------------------------
CONSUMER DURABLES (7.9%)
Black & Decker Corp.                  395,700      13,528
Dana Corp.                            339,151       7,292
Ford Motor Company                    834,515      21,124
Masco Corp.                           720,000      13,410
Maytag Corp.                          264,000       8,200
Owens Corning                         615,941       1,617
Whirlpool Corp.                       354,800      13,793
---------------------------------------------------------
GROUP TOTAL                                        78,964
---------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT
  COMPANIES (3.7%)
Associates First Capital Corp.        210,200       7,988
Citigroup, Inc.                       198,533      10,733
Federal Home Loan Mortgage Corp.       98,000       5,298
Federal National Mortgage
  Association                          77,600       5,548
Household International, Inc.         127,700       7,231
---------------------------------------------------------
GROUP TOTAL                                        36,798
---------------------------------------------------------
ENERGY (2.0%)
Texaco, Inc.                          179,600       9,429
USX-Marathon Group, Inc.              376,700      10,689
---------------------------------------------------------
GROUP TOTAL                                        20,118
---------------------------------------------------------
FOOD, TOBACCO & OTHER (1.1%)
IBP, Inc.                             581,503      10,649
---------------------------------------------------------

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
---------------------------------------------------------
HEALTH CARE (15.2%)
Aetna, Inc.                           148,000  $    8,593
Bausch & Lomb, Inc.                   140,800       5,482
Beckman Coulter, Inc.                 214,299      16,528
* Foundation Health Systems, Inc.,
  Class A                           1,671,384      27,787
* HEALTHSOUTH Corp.                 5,846,300      47,501
*@ LifePoint Hospitals, Inc.                1          --
Tenet Healthcare Corp.              1,231,800      44,807
*@ Triad Hospitals, Inc.                    1          --
Visteon Corp.                          61,305         927
---------------------------------------------------------
GROUP TOTAL                                       151,625
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (14.9%)
* AMR Corp.                           307,480      10,051
Burlington Northern Santa Fe, Inc.    166,900       3,599
CNF Transportation, Inc.              268,500       5,974
Cooper Industries, Inc.               410,300      14,463
Cummins Engine Co., Inc.              599,186      17,938
Delta Air Lines, Inc.                 363,200      16,117
Eaton Corp.                           182,602      11,253
Honeywell International, Inc.         502,100      17,887
* Navistar International Corp.        195,400       5,850
Parker-Hannifin Corp.                 668,037      22,546
Tecumseh Products Co., Class A        241,976      10,133
TRW, Inc.                             151,418       6,151
Waste Management, Inc.                373,500       6,513
---------------------------------------------------------
GROUP TOTAL                                       148,475
---------------------------------------------------------
INSURANCE (8.1%)
Ace Ltd.                              511,300      20,069
Allstate Corp.                        364,440      12,664
American General Corp.                210,255      16,400
Everest Reinsurance Group, Ltd.       240,091      11,885
Hartford Financial Services Group,
  Inc.                                215,506      15,718
UnumProvident Corp.                   150,500       4,101
---------------------------------------------------------
GROUP TOTAL                                        80,837
---------------------------------------------------------
RESTAURANTS (1.5%)
* Tricon Global Restaurants, Inc.     475,100      14,550
---------------------------------------------------------
RETAIL (6.1%)
* Jones Apparel Group, Inc.           364,500       9,659
Liz Claiborne, Inc.                   800,500      30,819
* Toys 'R' Us, Inc.                   503,651       8,184
V.F. Corp.                            469,406      11,589
---------------------------------------------------------
GROUP TOTAL                                        60,251
---------------------------------------------------------
TECHNOLOGY (11.9%)
* Arrow Electronics, Inc.             497,800      16,956
Avnet, Inc.                           429,200      12,179
Computer Associations
  International, Inc.                 176,300       4,440
First Data Corp.                      472,400      18,453
* National Semiconductor Corp.        274,100      11,033

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
* Quantum Corp.-DLT & Storage
  Systems                           3,078,200  $   46,365
Sabre Group Holdings, Inc.            222,081       6,427
Xerox Corp.                           214,400       3,229
---------------------------------------------------------
GROUP TOTAL                                       119,082
---------------------------------------------------------
UTILITIES (6.3%)
AT&T Corp.                            280,200       8,231
Duke Energy Corp.                      53,322       4,572
SBC Communications, Inc.              552,100      27,605
Verizon Communications                464,060      22,478
---------------------------------------------------------
GROUP TOTAL                                        62,886
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $918,835)               970,816
---------------------------------------------------------
CASH EQUIVALENT (2.0%)
---------------------------------------------------------
                                         FACE
                                       AMOUNT
                                        (000)
                                       ------
REPURCHASE AGREEMENT (2.0%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $20,076,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at
  $20,266 (Cost $20,065)            $  20,065      20,065
---------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (Cost $938,900)         990,881
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
Dividends Receivable                                  875
Interest Receivable                                     7
Receivable for Investments Sold                     8,222
Receivable for Fund Shares Sold                     3,355
Investments Held as Collateral for Loaned
  Securities                                      111,224
Other Assets                                          247
Payable for Investments Purchased                  (2,596)
Payable for Fund Shares Redeemed                   (2,905)
Payable for Investment Advisory Fees               (1,222)
Payable for Administrative Fees                       (65)
Payable for Distribution Fees-Adviser Class           (62)
Payable for Shareholder Servicing
  Fees-Investment Class                                (1)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (227)
Collateral on Securities Loaned, at Value        (111,224)
Other Liabilities                                     (84)
                                               ----------
                                                    5,544
---------------------------------------------------------
NET ASSETS (100%)                              $  996,425
---------------------------------------------------------

                                                 VALUE
                                                 (000)!
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 53,721,825 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                 $  690,859
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    12.86
---------------------------------------------------------
INVESTMENT CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 316,518 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $    4,069
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    12.86
---------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 23,490,837 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                 $  301,497
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    12.83
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $1,048,476
Undistributed Net Investment Income (Loss)          3,037
Undistributed Realized Net Gain (Loss)           (107,069)
Unrealized Appreciation (Depreciation) on
  Investment Securities                            51,981
---------------------------------------------------------
NET ASSETS                                     $  996,425
---------------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security
@    Value is less than $500.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

EQUITY PORTFOLIO

The Equity Portfolio is Miller Anderson & Sherrerd's core-strategy stock fund. The Portfolio is heavily oriented toward large-capitalization stocks, with strategic commitments to both value and growth equities. In constructing the Portfolio, the MAS equity team applies a value-oriented discipline to three key equity decisions: stock selection, sector allocation, and portfolio risk control.

MAS's goals for core equity investing are to provide capital appreciation with income through broad market exposure, and to achieve above-average, consistent returns compared to other managers and the broad market averages over long periods of time.

The fiscal year ended with the stock market in the midst of an extreme style reversal. As measured by S&P BARRA Growth and Value Indices, value stocks surged on a relative basis during the fourth fiscal quarter. At fiscal year-end, value stocks lead growth stocks for the trailing twelve months, after lagging behind growth stocks by over 1800 basis points through the first three fiscal quarters. The Portfolio outperformed its benchmark for the second consecutive year by returning 19.83%, compared to 13.27% for the S&P 500 Index. Competitively, the Portfolio outperformed the Lipper Large Cap Core Index, which returned 17.72% for the year.

The Portfolio's performance relative to its benchmark is captured in three segments: stock selection within sectors, portfolio versus index sector weightings, and cash. The portfolio's investment approach emphasizes stock selection. Outperformance during the year was driven by positive stock selection, with marginally negative contributions from sector weightings and cash. The leading stock selection decisions were strong positions in the energy and technology sectors, which significantly outperformed the market. MAS concentrated on the main beneficiaries of the oil-price driven capital spending cycle (i.e., drillers and oil-well services companies) instead of the oil majors. In a year in which technology returns dominated the market, it was extremely difficult to outperform the market while being underweighted in the sector. However, the Portfolio succeeded in precisely that manner, by discriminating carefully among the industry choices within the sector. Cyclicals were avoided in favor of dominant software services companies and telecommunications equipment suppliers. Notably, Portfolio stock selection was positive among ten of the thirteen market economic sectors. This was a more active-than-normal year for the Portfolio, reflecting several strategic considerations which were executed successfully. These included:

- UNWINDING the restructuring theme (that theme, composed of overweighted positions in companies drawn from various industries, had been based on expectations of strong stock-price recovery driven by positive management actions. Though successful in several instances, the theme had not been strong enough to overcome other, more powerful market forces which caused half of the affected stocks in this theme to seriously underperform);

- IMPLEMENTING the energy/oil services investment cycle theme;

- REDUCING the industry overweight in reinsurance and property & casualty holdings, coupled with adding more attractive insurance brokerage exposure with better top-line growth prospects;

- TRANSFORMING the portfolio's bank exposure from interest margin sensitive holdings to those banks with more stable earnings prospects; and

- LIQUIDATING undesirable smaller positions and smaller cap holdings.

As a result, portfolio turnover increased sharply on an annualized basis during the first fiscal quarter, but subsequently returned to more normal levels.

Traditional labels "growth" and "value" remained tenuous throughout the year. High price/earnings ratios became a technology phenomenon instead of an investment discipline. Large cap non-tech growth stocks began sharing the "low p/e space" with value stocks. The practical implications for investors are that style labels should not get in the way of a more discriminating search for solid relative value within the market. Though some of the market extremes relaxed since March, relative value remained key. Since the end of the second fiscal quarter, the large cap weighted median p/e ratio declined significantly (from 35X to 28X). The bulk of the decline occurred in technology, recovering only partially during the later months of the fiscal year. The non-tech growth sector multiples remained virtually unchanged over this same period. Multiples within value sectors also declined, but not nearly as much as in technology.

The market continued to search for effective valuation criteria for super-growth or market-dominant technology companies. In the process, impatient growth investors and style rotators continued to seek out alternate havens within the value and non-tech growth sectors. Assuming that the massive and sudden funds flows accompanying these processes have been efficient would be imprudent.

The past fiscal year has provided a good market for the Portfolio's core approach. Volatility presents danger but also opportunity. Relying on picking the best stocks in all sectors of the market, the Portfolio is built on risk-adjusted opportunities which have continued to present themselves. As long as differences in revenue and earnings growth rates and prospects remain wide, and with them exploitable disparities in valuation, chances to add value should continue to exist.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

                                         MAS EQUITY
                                       INSTITUTIONAL                               MAS EQUITY ADVISER        S&P 500
                                       -------------                               ------------------        -------
90                                        1000                                                                 1000
91                                        1402                                                                 1312
92                                        1564                                                                 1457
93                                        1736                                                                 1646
94                                        1808                                                                 1707
95                                        2280                                                                 2214
96                                        2654                                                                 2664
97                                        3666                                                                 3742
98                                        3564                                                                 4080
99                                        4631                                                                 5215
00                                        5854                                          5547.00                5907


                                  MAS EQUITY
                         ----------------------------
                         INSTITUTIONAL M    ADVISER O    S&P 500 INDEX
----------------------------------------------------------------------
One Year                     19.83%          19.58%         13.27%
Five Years                   19.61%          19.45%         21.68%
Ten Years                    18.77%          18.69%         19.44%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

M Represents an investment in the Institutional Class.

O Represents an investment in the Adviser Class which commenced operations
  1/16/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

 * Total returns are compared to the S&P 500 Index, an unmanaged market index.

** The Investment Class ceased operations on June 1, 2000.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EQUITY
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (98.7%)

---------------------------------------------------------
                                                  VALUE
         SEPTEMBER 30, 2000            SHARES     (000)!
---------------------------------------------------------
BANKS (5.6%)
Bank of America Corp.                   152,200  $  7,971
Bank of New York Co.                    122,900     6,890
Bank One Corp.                          108,700     4,199
Chase Manhattan Corp.                   180,050     8,316
Washington Mutual, Inc.                 188,000     7,485
---------------------------------------------------------
GROUP TOTAL                                        34,861
---------------------------------------------------------
BASIC RESOURCES (1.3%)
E.I. DuPont de Nemours & Co.             94,000     3,895
Rohm & Haas Co.                         144,000     4,185
---------------------------------------------------------
GROUP TOTAL                                         8,080
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (4.4%)
Anheuser-Busch Cos., Inc.               194,600     8,234
Avon Products, Inc.                      73,600     3,009
Coca-Cola Co.                           124,100     6,841
Kimberly-Clark Corp.                     28,100     1,568
PepsiCo, Inc.                           103,300     4,752
Procter & Gamble Co.                     44,200     2,961
---------------------------------------------------------
GROUP TOTAL                                        27,365
---------------------------------------------------------
CONSUMER DURABLES (0.9%)
Ford Motor Co.                           98,221     2,486
General Motors Corp.                     23,514     1,529
Masco Corp.                              90,100     1,678
---------------------------------------------------------
GROUP TOTAL                                         5,693
---------------------------------------------------------
CONSUMER SERVICES (5.7%)
* America Online, Inc.                  110,500     5,939
* Clear Channel Communications, Inc.     92,300     5,215
* Comcast Corp., Class A Special         49,300     2,018
News Corp., Ltd. ADR                    109,700     5,142
Seagram Ltd.                             12,800       735
Time Warner, Inc.                        64,202     5,024
* Viacom, Inc.                           73,600     4,306
Walt Disney Co.                         126,300     4,831
* Yahoo!, Inc.                           26,800     2,439
---------------------------------------------------------
GROUP TOTAL                                        35,649
---------------------------------------------------------
CREDIT & FINANCE/
  INVESTMENT COMPANIES (6.7%)
American Express Co.                    104,200     6,330
Charles Schwab Corp.                     81,600     2,897
Citigroup, Inc.                         331,700    17,932
Federal Home Loan Mortgage Corp.         52,200     2,822
Lehman Brothers Holdings, Inc.           11,100     1,640
Merrill Lynch & Co., Inc.                81,600     5,386
USA Education, Inc.                      90,000     4,337
---------------------------------------------------------
GROUP TOTAL                                        41,344
---------------------------------------------------------

                                                  VALUE
                                       SHARES     (000)!
---------------------------------------------------------
---------------------------------------------------------
ENERGY (6.2%)
Baker Hughes, Inc.                       68,700  $  2,551
Chevron Corp.                            63,900     5,447
Enron Corp.                              74,400     6,519
ENSCO International, Inc.                56,700     2,169
Exxon Mobil Corp.                        90,300     8,048
* Global Marine, Inc.                    51,600     1,593
Halliburton Co.                          32,300     1,581
R & B Falcon Corp.                      206,600     5,759
Texaco, Inc.                             52,300     2,746
Tidewater, Inc.                          48,400     2,202
---------------------------------------------------------
GROUP TOTAL                                        38,615
---------------------------------------------------------
FOOD, TOBACCO & OTHER (0.9%)
General Mills, Inc.                      53,600     1,903
Philip Morris Cos., Inc.                118,200     3,479
---------------------------------------------------------
GROUP TOTAL                                         5,382
---------------------------------------------------------
HEALTH CARE (12.6%)
Abbott Laboratories                     163,800     7,791
American Home Products Corp.            150,900     8,535
* Amgen, Inc.                            50,600     3,533
Bristol-Myers Squibb Co.                159,100     9,089
* Genentech, Inc.                         9,500     1,764
HCA-The Healthcare Co.                   83,000     3,081
* HEALTHSOUTH Corp.                     565,800     4,597
Johnson & Johnson                        69,300     6,510
Medtronics, Inc.                         73,100     3,788
Merck & Co., Inc.                        47,800     3,558
Pfizer, Inc.                            333,575    14,990
Pharmacia Corp.                          93,000     5,597
Schering Plough Corp.                    73,700     3,427
* Tenet Healthcare Corp.                 56,500     2,055
Visteon Corp.                             3,536        54
---------------------------------------------------------
GROUP TOTAL                                        78,369
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (9.1%)
Dover Corp.                              43,800     2,056
Emerson Electric Co.                     65,900     4,415
General Electric Co.                    497,800    28,717
Honeywell International, Inc.            58,787     2,094
@ Kennametal, Inc.                            1        --
Minnesota Mining & Manufacturing Co.     21,700     1,978
Tyco International Ltd.                 220,900    11,459
United Technologies Corp.                79,600     5,512
---------------------------------------------------------
GROUP TOTAL                                        56,231
---------------------------------------------------------
INSURANCE (3.6%)
American General Corp.                   27,600     2,153
American International Group, Inc.      112,250    10,741
Chubb Corp.                              19,700     1,559
Hartford Financial Services Group,
  Inc.                                   21,100     1,539

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                  VALUE
                                       SHARES     (000)!
---------------------------------------------------------
Marsh & McLennan Cos, Inc.               36,600  $  4,858
St. Paul Companies, Inc.                 31,000     1,529
---------------------------------------------------------
GROUP TOTAL                                        22,379
---------------------------------------------------------
RETAIL (5.9%)
* Best Buy Co., Inc.                     56,200     3,576
Costco Wholesale Corp.                   29,800     1,041
CVS Corp.                                70,200     3,251
Home Depot, Inc.                        109,100     5,789
RadioShack Corp.                        117,100     7,567
* Safeway, Inc.                          30,600     1,429
Wal-Mart Stores, Inc.                   284,400    13,687
---------------------------------------------------------
GROUP TOTAL                                        36,340
---------------------------------------------------------
TECHNOLOGY (28.5%)
* ADC Telecommunications, Inc.           57,800     1,554
* Agilent Technologies, Inc.             20,414       999
Altera Corp.                             72,300     3,452
* Broadcom Corp., Class A                19,900     4,851
* Cisco Systems, Inc.                   342,600    18,929
Compaq Computer Corp.                   146,000     4,027
Corning, Inc.                            14,400     4,277
* Dell Computer Corp.                    90,700     2,795
Electronic Data Systems Corp.            53,100     2,204
* EMC Corp.                             143,900    14,264
Hewlett Packard Co.                      78,037     7,569
Intel Corp.                             261,200    10,872
International Business Machines
  Corp.                                 125,800    14,152
* JDS Uniphase Corp.                     55,000     5,208
Lucent Technologies, Inc.                84,700     2,589
* Microsoft Corp.                       211,300    12,731
* Network Appliance, Inc.                42,900     5,464
Nokia Corp. ADR                          38,300     1,525
Nortel Networks Corp.                   244,000    14,533
* Oracle Systems Corp.                   95,700     7,536
* Palm, Inc.                             83,400     4,415
* Peoplesoft, Inc.                       91,100     2,545
* QLogic Corp.                           34,700     3,054
* Qualcomm, Inc.                         26,800     1,909
* Siebel Systems, Inc.                   48,700     5,421
* Solectron Corp.                        27,900     1,287
* Sun Microsystems, Inc.                 63,400     7,402
Texas Instruments, Inc.                  21,100       996
* VERITAS Software Corp.                 23,100     3,280
* Vitesse Semiconductor Corp.            29,500     2,624
* Xilinx, Inc.                           47,600     4,076
---------------------------------------------------------
GROUP TOTAL                                       176,540
---------------------------------------------------------
UTILITIES (7.3%)
AT&T Corp.                              154,841     4,549
Coastal Corp.                            63,100     4,677
Global Crossing Ltd.                     66,800     2,071
* Qwest Communications
  International, Inc.                    75,700     3,638
SBC Communications, Inc.                253,273    12,664
Sprint Corp. (FON Group)                 58,700     1,721
* Sprint Corp. (PCS Group)               59,300     2,079

                                                  VALUE
                                       SHARES     (000)!
---------------------------------------------------------
Verizon Communications                  170,600  $  8,263
* Vodafone Group plc ADR                 59,250     2,192
* Worldcom, Inc.                        106,725     3,242
---------------------------------------------------------
GROUP TOTAL                                        45,096
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $497,935)               611,944
---------------------------------------------------------
CASH EQUIVALENT (4.0%)
---------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
                                        -------
REPURCHASE AGREEMENT (4.0%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $25,167,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $25,406
  (Cost $25,154)                        $25,154    25,154
---------------------------------------------------------
TOTAL INVESTMENTS (102.7%) (Cost $523,089)        637,098
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
Cash                                                    5
Dividends Receivable                                  276
Interest Receivable                                     9
Receivable for Investments Sold                     9,977
Receivable for Fund Shares Sold                       752
Investments Held as Collateral for Loaned
  Securities                                        3,485
Other Assets                                          123
Payable for Investments Purchased                 (26,894)
Payable for Fund Shares Redeemed                     (190)
Payable for Investment Advisory Fees                 (814)
Payable for Administrative Fees                       (42)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (113)
Payable for Distribution Fees-Adviser Class            (1)
Collateral on Securities Loaned, at Value          (3,485)
Other Liabilities                                     (69)
                                                 --------
                                                  (16,981)
---------------------------------------------------------
NET ASSETS (100%)                                $620,117
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 35,587,730 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $615,078
---------------------------------------------------------
NET ASSET VALUE PER SHARE                        $  17.28
---------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 292,250 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $  5,039
---------------------------------------------------------
NET ASSET VALUE PER SHARE                        $  17.24
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EQUITY
PORTFOLIO

                                                  VALUE
(CONT'D)                                          (000)!
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $409,594
Undistributed Net Investment Income (Loss)            893
Undistributed Realized Net Gain (Loss)             95,621
Unrealized Appreciation (Depreciation) on
  Investment Securities                           114,009
---------------------------------------------------------
NET ASSETS                                       $620,117
---------------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security
@    Value is less than $500.
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

SMALL CAP VALUE PORTFOLIO

The Small Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the small- and medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within five percentage points of those of the Russell 2000 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the Russell 2000 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

Fiscal year 2000 was a volatile period for the equity markets. During the period, small-cap cap stocks, as represented by the Russell 2000 Index, appreciated over 20% and outperformed large cap stocks. However, the majority of the gains were generated during the first half of the period. During the second half, the equity markets were plagued by a slowing U.S. economy and a reduction in technology spending. Over the full fiscal year, growth stocks outperformed value stocks, and the valuation gap between growth and value remained wide at fiscal year-end. However, during calendar 2000, the valuation gap narrowed as value stocks outperformed growth stocks led by strong gains within Financial Services.

During the past twelve months the Portfolio slightly underperformed the Russell 2000 Index. Stock selection was the primary driver of underperformance during the period, while sector allocation added to results. Stock selection was the strongest within financial services, health care, and energy. Everest Re, Investors Financial Services, and Reliastar Financial were strong performers within financial services, while Cell Pathways and Teva Pharmaceutical were top contributors to performance within health care. During the period, the Portfolio had greater-than-index exposure to energy, which enhanced results, and Ensco International, Global Marine, and BJ Services were strong performers within the sector.

Technology was the most significant detractor during the period. The Portfolio's underweight position during a strong rally in June 2000 hurt results, as did overweight positions in Aperian, Inc., Unify Corp., and Genrad Inc. Sandisk Corp. and DMC Stratex Networks were the top performers within Technology for the period. Additionally, stock selection within heavy industry dampened returns, as Wabash National, Central Hudson, and Modis Professional Services posted weak results. Less-than-index exposure to financial services, consumer durables, and retail had a favorable impact on results, while an underweight position in utilities detracted from performance.

The Portfolio's energy position was reduced on strength, and exposure to financial services was increased. At fiscal year-end, the Portfolio maintained an underweight position in technology due to valuation levels and volatility within the sector. MAS expected sustained market volatility due to economic uncertainty and continued to look for value opportunities on an industry-by-industry basis.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

        MAS Small Cap Value             MAS Small Cap Value        Russell 2000
90      1000                                                       1000
91      1631                                                       1451
92      1861                                                       1581
93      2563                                                       2105
94      2769                                                       2160
95      3278                                                       2666
96      4065                                                       3016
97      6089                                                       4017
98      4972                                                       3253
99      6158                                                       3874
00      7581                            7563                       4780



                             MAS SMALL CAP VALUE
                         ----------------------------
                         INSTITUTIONAL M    ADVISER O    RUSSELL 2000
---------------------------------------------------------------------
One Year                     23.11%          22.83%         23.39%
Five Years                   18.25%          18.20%         12.38%
Ten Years                    22.45%          22.42%         16.93%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

M Represents an investment in the Institutional Class.

O Represents an investment in the Adviser Class which commenced operations
  1/22/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns are compared to the Russell 2000 Index, an unmanaged market index.

The Portfolio's holdings in Everest Re (1.8%), Investors Financial Services (0.8%), Reliastar Financial (0.0%), Cell Pathways (0.0%), Teva Pharmaceutical (1.0%), Ensco International (0.4%), Global Marine (0.5%), BJ Services (0.0%), Aperian Inc. (0.1%), Unify Corp (0.1%), Genrad Inc. (0.0%), Sandisk Corp. (0.3%), DMC Stratex Networks (0.0%), Wabash National (0.3%), Central Hudson (0.0%), and Modis Professional Services (0.2%) as of 9/30/00.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (90.0%)

---------------------------------------------------------
                                                 VALUE
        SEPTEMBER 30, 2000           SHARES      (000)!
---------------------------------------------------------
BANKS (5.6%)
@ AmSouth Bancorp                           1  $       --
Bank United Corp., Class A            303,900      15,404
Dime Bancorp, Inc.                    114,100       2,460
First Tennessee National Corp.         21,500         440
Golden State Bancorp, Inc.            778,500      18,392
Hudson United Bancorp                 336,728       9,302
* Imperial Bancorp, Inc.              467,500       8,941
Mercantile Bankshares Corp.            95,599       3,470
Sovereign Bancorp, Inc.               331,700       3,068
TCF Financial Corp.                   326,700      12,292
@ Union Planters Corp.                      3          --
---------------------------------------------------------
GROUP TOTAL                                        73,769
---------------------------------------------------------
BASIC RESOURCES (4.3%)
Agnico-Eagle Mines Ltd.             1,361,100       7,911
Boise Cascade Corp.                    93,100       2,473
Equitable Resources, Inc.             141,900       8,993
* Freeport-McMoRan Copper & Gold,
  Inc., Class B                       725,800       6,396
* Gaylord Container Corp., Class A    296,700         501
* Inco Ltd.                           163,400       2,635
* Lone Star Technologies, Inc.        180,400       8,325
Phelps Dodge Corp.                     76,900       3,211
* Stillwater Mining Co.               156,650       4,240
* W.R. Grace & Co.                    447,100       3,074
Wellman, Inc.                         379,900       5,485
Westvaco Corp.                        136,900       3,654
---------------------------------------------------------
GROUP TOTAL                                        56,898
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.0%)
Beringer Wine Estates Holdings,
  Inc., Class B                        98,500       5,473
* Constellation Brands, Inc.           50,400       2,737
* Suiza Foods Corp.                   104,700       5,307
---------------------------------------------------------
GROUP TOTAL                                        13,517
---------------------------------------------------------
CONSUMER DURABLES (3.8%)
Callaway Golf Co.                     513,100       7,889
D.R. Horton, Inc.                     350,980       6,032
Fastenal Co.                           46,400       2,674
* Furniture Brands International,
  Inc.                                275,300       4,577
* JAKKS Pacific, Inc.                 117,700       1,107
* Lear Corp.                          351,400       7,226
Lennar Corp.                          126,400       3,752
* NVR, Inc.                            37,900       3,070
* Toll Brothers, Inc.                 202,700       6,968
* Tower Automotive, Inc.              702,000       6,581
---------------------------------------------------------
GROUP TOTAL                                        49,876
---------------------------------------------------------
CONSUMER SERVICES (3.8%)
* Bally Total Fitness Holding
  Corp.                               853,100      21,327
Convergys Corp.                        51,000       1,983

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
---------------------------------------------------------
* Corinthian Colleges, Inc.            39,900  $    2,354
FelCor Lodging Trust, Inc. REIT       180,100       4,165
* Hall Kinion & Associates, Inc.       64,200       1,826
* Havas Advertising S.A.              127,544       1,865
* kforce.com, Inc.                    352,300       1,233
Reynolds & Reynolds Co.               162,100       3,222
True North Communications, Inc.        70,400       2,517
* Twinlab Corp.                       337,200       1,475
* Valassis Communications, Inc.       112,450       2,502
* Wireless Facilities, Inc.            86,000       4,961
---------------------------------------------------------
GROUP TOTAL                                        49,430
---------------------------------------------------------
CREDIT & FINANCE/
  INVESTMENT COMPANIES (6.3%)
* Affliated Managers Group, Inc.       57,300       3,263
* AmeriCredit Corp.                   120,500       3,472
Dain Rauscher Corp.                    49,000       4,557
Eaton Vance Corp.                     148,500       7,573
Edwards (A.G.), Inc.                   46,800       2,448
* Investment Technology Group,
  Inc.                                 69,300       2,768
Investors Financial Services Corp.    170,300      10,750
Metris Cos., Inc.                     173,100       6,837
Price (T. Rowe) Associates, Inc.      279,600      13,124
Radian Group, Inc.                    330,500      22,309
The PMI Group, Inc.                    85,800       5,813
---------------------------------------------------------
GROUP TOTAL                                        82,914
---------------------------------------------------------
ENERGY (3.9%)
ENSCO International, Inc.             136,400       5,217
* Global Industries Ltd.              334,800       4,185
* Global Marine, Inc.                 203,500       6,283
* Nabors Industries, Inc.              52,300       2,741
* National-Oilwell, Inc.              166,700       5,209
* Ocean Energy, Inc.                  302,564       4,671
* Patterson Energy, Inc.              143,200       4,923
* Precision Drilling Corp.            171,600       6,113
* R & B Falcon Corp.                  153,200       4,270
* Rowan Cos., Inc.                    167,900       4,869
* Smith International, Inc.            32,300       2,635
---------------------------------------------------------
GROUP TOTAL                                        51,116
---------------------------------------------------------
FOOD, TOBACCO & OTHER (2.2%)
Earthgrains Co.                       201,400       3,713
Flowers Industries, Inc.              188,300       3,672
* Fresh Del Monte Produce, Inc.       451,900       2,966
* NBTY, Inc.                        1,921,800      12,552
Universal Corp.                       100,600       2,955
Universal Foods Corp.                 178,600       3,639
---------------------------------------------------------
GROUP TOTAL                                        29,497
---------------------------------------------------------
HEALTH CARE (14.1%)
Alpharma, Inc., Class A               210,300      12,854
* Antigenics, Inc./Del                 65,000         959
Apria Healthcare Group, Inc.          289,300       4,032
* Bruker Daltonics, Inc.              162,300       7,202
* Celgene Corp.                       100,000       5,950

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

                                                 VALUE
(CONT'D)                             SHARES      (000)!
---------------------------------------------------------
* Cephalon, Inc.                      155,400  $    7,537
* COR Therapeutics, Inc.              147,800       9,210
* Digene Corp.                        111,300       4,007
* Endocare, Inc.                      215,600       4,258
* First Health Group Corp.            109,200       3,522
* Foundation Health Systems, Inc.,
  Class A                             705,500      11,729
* Gilead Sciences, Inc.                78,300       8,588
Health Management Associates,
  Inc., Class A                       248,100       5,164
ImClone Systems, Inc.                  57,000       6,672
* Intermune Pharmaceuticals, Inc.     194,300      10,541
* Invitrogen Corp.                    127,300       9,054
Lincare Holdings, Inc.                 70,200       2,014
* Medicis Pharmaceutical Corp.         85,400       5,252
* Mettler-Toledo International,
  Inc.                                 72,200       3,177
Mylan Laboratories, Inc.              224,900       6,058
* Neopharm, Inc.                      101,900       4,025
PerkinElmer, Inc.                      44,800       4,676
Quest Diagnostics, Inc.                52,000       5,967
* St. Jude Medical, Inc.               64,700       3,300
* Sybron International Corp.          285,400       6,850
* Telik, Inc.                         181,900       1,660
Teva Pharmaceutical Industries
  Ltd. ADR                            184,900      13,532
* Transkaryotic Therapies, Inc.        69,300       2,984
* Trigon Healthcare, Inc.              65,100       3,422
* United Therapeutics Corp.            63,000       5,505
* Universal Health Services, Inc.,
  Class B                              73,800       6,319
---------------------------------------------------------
GROUP TOTAL                                       186,020
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (10.3%)
* Actuant Corp.                       200,100         788
* American Superconductor Corp.        58,300       2,866
* Amphenol Corp., Class A              28,600       1,628
* APW Ltd.                            202,000       9,847
* Astec Industries, Inc.              212,200       2,321
CNH Global N.V.                       296,400       2,964
* Cognex Corp.                         58,200       2,295
Dycom Industries, Inc.                 39,000       1,623
* EGL, Inc.                           142,100       4,298
Flextronics International Ltd.         20,800       1,708
ITT Industries, Inc.                  100,400       3,257
* Litton Industries, Inc.             144,400       6,453
Manitowoc Co., Inc.                   151,600       2,918
Martin Marietta Materials, Inc.       122,800       4,701
Midwest Express Holdings, Inc.        187,100       3,765
* Modis Professional Services,
  Inc.                                550,700       2,857
* Navistar International Corp.        158,600       4,748
Newport News Shipbuilding, Inc.       197,900       8,584
Oshkosh Truck Corp.                   140,100       5,429
* Power-One, Inc.                      80,800       4,890
Precision Castparts Corp.             157,000       6,025
* Proton Energy Systems, Inc.          11,700         335
Robbins & Myers, Inc.                 128,500       3,036
* Sensormatic Electronics Corp.       207,200       3,108
* Shaw Group, Inc.                     92,400       6,514
Skywest, Inc.                         148,900       7,631
* Spherion Corp.                      259,000       3,092
Stewart & Stevenson Services, Inc.     67,300       1,174

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
* Titan Corp.                         405,200  $    6,686
* U.S. Air Group, Inc.                228,700       6,961
USFreightways Corp.                   150,100       3,405
* Viasystems Group, Inc.              157,100       2,671
Wabash National Corp.                 489,300       4,465
Werner Enterprises, Inc.              220,425       2,590
---------------------------------------------------------
GROUP TOTAL                                       135,633
---------------------------------------------------------
INSURANCE (4.8%)
Allmerica Financial Corp.             258,800      16,547
Annuity & Life RE Holdings Ltd.       178,100       4,297
Everest Reinsurance Holdings, Inc.    488,200      24,166
Mony Group, Inc.                      173,900       6,934
Old Republic International Corp.      276,700       6,658
SAFECO Corp.                          181,000       4,932
---------------------------------------------------------
GROUP TOTAL                                        63,534
---------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.8%)
AMB Property Corp.                    583,700      14,337
Camden Property Trust                 111,300       3,450
CarrAmerica Realty Corp.              136,200       4,120
Chateau Communities, Inc.             121,708       3,263
Cousins Properties, Inc.               95,100       4,095
Duke Realty Investments, Inc.         505,066      12,185
First Industrial Realty Trust         112,100       3,447
Health Care REIT, Inc.                249,869       4,435
Home Properties of N.Y., Inc.         115,822       3,460
Post Properties, Inc.                 161,600       7,040
Vornado Realty Trust                   89,600       3,327
---------------------------------------------------------
GROUP TOTAL                                        63,159
---------------------------------------------------------
RETAIL (6.4%)
* American Eagle Outfitters           154,300       4,861
Applebee's International, Inc.        115,000       2,645
* Barnes & Noble, Inc.                140,600       2,768
* BJ's Wholesale Club, Inc.           178,200       6,081
* Borders Group, Inc.                 342,700       4,776
* Brinker International, Inc.         211,200       6,362
* Children's Place Retail Stores,
  Inc.                                219,300       5,647
Darden Restaurants, Inc.              375,200       7,809
* Dress Barn (The), Inc.               66,800       1,403
* Electronics Boutique Holdings
  Corp.                               180,900       3,889
* Global Sports, Inc.                 183,800       1,447
* Michaels Stores, Inc.               191,400       7,656
Pier 1 Imports, Inc.                  673,100       9,129
* Reebok International, Ltd.          112,900       2,124
* Sunglass Hut International, Inc.  1,041,500       6,802
* Venator Group, Inc.                 361,900       4,479
* Zale Corp.                          175,000       5,677
---------------------------------------------------------
GROUP TOTAL                                        83,555
---------------------------------------------------------
TECHNOLOGY (14.9%)
* Actel Corp.                          89,000       3,198
* Advanced Radio Telecom Corp.        277,700       2,360
* Advent Software, Inc.                35,800       2,493
* Aeroflex, Inc.                       80,100       3,895

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
* Andrew Corp.                        203,900  $    5,340
*++ Aperian, Inc.                     165,898         863
* Avocent Corp.                        86,200       4,752
Belden, Inc.                          139,400       3,293
* Braun Consulting                    171,700       3,402
* Broadbase Software, Inc.            132,700       1,800
* Cable Design Technologies Corp.      78,900       1,918
Coherent, Inc.                         27,500       1,870
* Commerce One, Inc.                   92,180       7,236
*++ Diversinet Corp.                  357,143       1,661
* DuPont Photomasks, Inc.              76,700       4,506
* Efficient Networks, Inc.             59,600       2,224
* Exar Corp.                           48,050       5,814
FileNET Corp.                          52,700         958
* FSI International, Inc.             234,000       3,335
GaSonics International Corp.           75,800         929
* Informatica Corp.                    52,400       4,886
* International Rectifier Corp.       107,800       5,451
* Internet Security Systems            37,500       2,817
* Interwoven, Inc.                     69,600       7,869
* M-Systems Flash Disk Pioneers
  Ltd.                                 70,600       2,696
* Manugistics Group, Inc.              43,500       4,268
* Micromuse, Inc.                      18,000       3,617
* MIPS Technologies, Inc.              99,500       3,831
* MMC Networks, Inc.                   89,300      11,296
* MRV Communications, Inc.             34,700       1,572
* Natural Microsystems Corp.           37,800       2,034
* NETIQ Corp.                          57,100       3,751
Netro Corp.                            33,600       1,991
* Network Associates, Inc.            227,900       5,156
* Optimal Robotics Corp.              244,100       9,825
* Packeteer, Inc.                      47,100       1,787
* PC-Tel , Inc.                       186,800       4,343
Powerwave Technologies, Inc.           85,800       3,258
* Proxim, Inc.                         56,400       2,510
* Quantum Corp.-DLT & Storage
  Systems                             584,100       8,798
* SanDisk Corp.                        56,900       3,798
* Satcon Technology Corp.              83,900       2,999
Silicon Storage Technology, Inc.      271,300       7,376
* Silicon Valley Group, Inc.           66,300       1,745
* Terayon Communication Systems,
  Inc.                                164,800       5,593
*++ Unify Corp.                       662,700       1,305
* Varian Semiconductor Equipment
  Associates, Inc.                     82,300       3,081
* Verity, Inc.                         86,200       3,076
* WebTrends Corp.                      70,400       2,631
* WorldGate Communications, Inc.      293,500       6,163
I2 Technologies, Inc.                  22,100       4,134
---------------------------------------------------------
GROUP TOTAL                                       195,504
---------------------------------------------------------
UTILITIES (3.8%)
* Adelphia Business Solutions,
  Inc.                                138,600       1,637
* Alamosa PCS Holdings, Inc.          140,900       2,281
* Allete                              120,000       2,655
Eastern Enterprises                    68,200       4,352
Kansas City Power & Light Co.         187,600       5,007
* Leap Wireless International,
  Inc.                                 43,700       2,734
National Fuel Gas Co.                  91,400       5,124
Potomac Electric Power Co.            643,000      16,195

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
Sierra Pacific Resources              257,300  $    4,631
Western Resources, Inc.               263,300       5,694
---------------------------------------------------------
GROUP TOTAL                                        50,310
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,066,475)           1,184,732
---------------------------------------------------------
CASH EQUIVALENT (10.9%)
---------------------------------------------------------
                                         FACE
                                       AMOUNT
                                        (000)
                                      -------
REPURCHASE AGREEMENT (10.9%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $143,413,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01 valued at
  $144,771 (Cost $143,337)          $ 143,337     143,337
---------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (Cost $1,209,812)    1,328,069
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
Cash                                                2,958
Dividends Receivable                                  724
Interest Receivable                                    51
Receivable for Investments Sold                    16,350
Receivable for Fund Shares Sold                     1,243
Other Assets                                           86
Payable for Investments Purchased                 (29,473)
Payable for Fund Shares Redeemed                     (443)
Payable for Investment Advisory Fees               (2,424)
Payable for Administrative Fees                       (87)
Payable for Distribution Fees-Adviser Class           (10)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                         (73)
Other Liabilities                                     (92)
                                               ----------
                                                  (11,190)
---------------------------------------------------------
NET ASSETS (100%)                              $1,316,879
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

                                                 VALUE
(CONT'D)                                         (000)!
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 59,925,249 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                 $1,269,171
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    21.18
---------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 2,255,576 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                 $   47,708
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    21.15
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $1,102,573
Undistributed Net Investment Income (Loss)          2,844
Undistributed Realized Net Gain (Loss)             93,205
Unrealized Appreciation (Depreciation) on
  Investment Securities                           118,257
---------------------------------------------------------
NET ASSETS                                     $1,316,879
---------------------------------------------------------

!     See Note A1 to Financial Statements.
*     Non-income producing security
++    Security is fair valued by the Adviser.
@     Value is less than $500.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental, and valuation analysis, as well as a strict sell discipline.

First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio intended to hold only those securities that are currently most attractive. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will generally be sold. MAS often sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them. Therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

During fiscal 2000, the Portfolio delivered a return of 56.60%, versus 43.21% for the S&P MidCap 400 Index. The market rallied strongly throughout the end of calendar 1999 and the beginning of 2000, despite a campaign by the Federal Reserve to raise rates and slow the economy. Investors brushed off the rate hikes until mid-March, when value stocks rotated into favor in response to the Federal Reserve's fifth consecutive rate increase. As evidence of a slowing economy began to mount, equity markets posted lackluster results. In response, the Portfolio focused on stable growth names that tend to be less cyclical, and away from aggressive growth names which tend to underperform against the backdrop of a slowing economy.

Strong stock and sector selection drove the outperformance of the Portfolio. Stock selection was strongest in technology and business services during the fiscal year. As the market rotated away from technology, the Portfolio trimmed its overweight and reduced its exposure to highly valued stocks. Despite talk of a "tech wreck," many technology stocks were strong performers. Fourteen technology stocks in the Portfolio posted triple digit gains during the twelve-month period. Although technology holdings were volatile, communications-related technology stocks such as Applied MicroCircuits, a semiconductor company; SDL Inc., a fiber optic equipment manufacturer; and Ciena were the strongest contributors during the year. Within the technology portion of the Portfolio, one of the biggest industry weightings was in semiconductor stocks. In the spring, semiconductors did not fall as quickly or as far as many of the other technology names, providing a cushion as technology stocks corrected. As the fall approached, the Portfolio aggressively trimmed its semiconductor overweight, and focused technology holdings toward software, networking, and optical stocks.

Within the heavy industry/transportation sector, business services companies such as Network Solutions (the dot.com registration company) and TMP Worldwide Inc. (an executive search firm that also runs the Internet site Monster.com), turned in strong performance returns. These were both sold later in the year. The Portfolio's emphasis on business services companies added some stability in a turbulent market environment.

Consumer services was the biggest detractor for the year, as many of the media and advertising companies that the Portfolio had favored corrected after their strong run-ups in 1999. MAS was not pleased with the performance of consumer Internet stocks, and nearly all of the Portfolio's holdings in that area were sold.

With the utilities sector, telephone services stocks also underperformed during the year, and the Portfolio's overweight detracted from results. Although fundamentals were fairly strong, these stocks were hurt by fears of a liquidity crunch, which could lead to slower future growth. Although the Portfolio remained overweight in these stocks at fiscal year-end, holdings were trimmed somewhat.

Sector selection contributed to results. The Portfolio was overweighted in technology, the best performing sector overall for the fiscal year. Significant underweights in basic resources and financial services also added to results, as these two sectors performed poorly. During the year, the Portfolio was neutral to slightly underweight in the energy sector, which is not generally a focus for growth managers. The rising price of oil continued to bolster the stock prices of many energy-related companies, and the energy sector was one of the strongest sectors in the index. The Portfolio maintained a slight underweight going into the end of the year, based on MAS's assessment that there was greater downside risk than upside potential in the energy stocks.

At fiscal year-end, MAS observed increasing signs of an economic slowdown, which could be exacerbated by the recent spike in energy prices. In response, the Portfolio became positioned more heavily toward stable growth names and away from companies with capital intensive and economically sensitive businesses. MAS continued to be constructive on technology, however, believing that in the face of profit margin pressure, companies would choose to invest in technology to improve operating efficiency.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

          MAS Mid Cap Growth  S&P MidCap 400   MAS Mid Cap Growth
          ------------------  --------------   ------------------
90             1000                1000
91             1663                1503
92             1710                1690
93             2290                2097
94             2215                2130
95             2892                2679
96             3726                3054
97             4771                4248
98             4866                3980
99             7993                4995
00            12517                7153           12416

                              MAS MID CAP GROWTH
                         ----------------------------    S&P MIDCAP
                         INSTITUTIONAL M    ADVISER O    400 INDEX
-------------------------------------------------------------------
One Year                     56.60%          56.24%        43.21%
Five Years                   34.04%          33.83%        21.70%
Ten Years                    28.75%          28.65%        21.74%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

M Represents an investment in the Institutional Class.

O Represents an investment in the Adviser Class which commenced operations
  1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

* Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

The Portfolio's holdings in Applied MicroCircuits (0.0%), SDL Inc. (0.0%), Ciena (1.1%), Network Solutions (0.0%), and TMP Worldwide Inc. (0.0%) as of 9/30/00.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (98.3%)

---------------------------------------------------------
                                                 VALUE
        SEPTEMBER 30, 2000           SHARES      (000)!
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.6%)
Estee Lauder Cos., Inc., Class A      539,300  $   19,752
---------------------------------------------------------
CONSUMER DURABLES (1.2%)
Harley-Davidson, Inc.                 785,700      37,615
---------------------------------------------------------
CONSUMER SERVICES (9.4%)
* Cablevision Systems Corp., Class
  A                                   430,800      28,567
* Electronic Arts, Inc.               791,500      39,080
* Gemstar-TV Guide International,
  Inc.                                499,363      43,538
Homestore.com, Inc.                   645,700      30,187
* Lamar Advertising Co.               580,700      21,994
* Liberty Digital, Inc., Class A      168,100       3,404
MGM Grand, Inc.                       818,600      31,260
Reader's Digest Association (The),
  Inc., Class A                       740,300      26,142
* Univision Communications, Inc.,
  Class A                             482,200      18,022
* USA Networks, Inc.                1,010,900      22,177
Young & Rubicam, Inc.                 538,400      26,651
---------------------------------------------------------
GROUP TOTAL                                       291,022
---------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (2.5%)
* Concord EFS, Inc.                 1,431,000      50,823
Lehman Brothers Holdings, Inc.        167,900      24,807
---------------------------------------------------------
GROUP TOTAL                                        75,630
---------------------------------------------------------
ENERGY (5.4%)
* BJ Services Co.                     438,800      26,821
Dynergy, Inc., Class A                850,696      48,490
* Global Marine, Inc.               1,005,600      31,048
* Nabors Industries, Inc.             697,800      36,565
* Varco International, Inc.         1,152,034      23,977
---------------------------------------------------------
GROUP TOTAL                                       166,901
---------------------------------------------------------
HEALTH CARE (21.3%)
Allergan, Inc.                        461,700      38,985
* Alza Corp.                          585,200      50,620
* Biovail Corp.                       455,000      37,054
* Celgene Corp.                       406,100      24,163
* Forest Laboratories, Inc.           240,200      27,548
* Health Management Associates,
  Inc., Class A                     2,564,700      53,378
* Human Genome Sciences, Inc.         245,500      42,502
* Lincare Holdings, Inc.            1,474,800      42,308
* MedImmune, Inc.                     550,300      42,511
* Mettler-Toledo International,
  Inc.                                516,500      22,726
* Millennium Pharmaceuticals, Inc.    370,200      54,072
PerkinElmer, Inc.                     513,600      53,607
* QLT, Inc.                           303,800      21,532
* Quest Diagnostics, Inc.              52,900       6,070
* Serono S.A. ADR                     812,500      24,578
* St. Jude Medical, Inc.              561,700      28,647

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
---------------------------------------------------------
* Tenet Healthcare Corp.            1,068,900  $   38,881
* Waters Corp.                        541,400      48,185
---------------------------------------------------------
GROUP TOTAL                                       657,367
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (15.2%)
B.F. Goodrich Co. (The)               974,000      38,169
Bombardier, Inc., Class B           1,916,100      33,063
* Crown Castle International Corp.    826,500      25,673
Dover Corp.                           371,500      17,437
* Dycom Industries, Inc.              662,950      27,595
Embraer-Empresa Aircraft Corp. ADR    479,800      14,874
* Fiserv, Inc.                        514,287      30,793
Gilat Satellite Networks Ltd.         341,500      26,253
* Jabil Circuit, Inc.                 804,000      45,627
* MasTec, Inc.                        797,700      24,928
* Plexus Corp.                        423,100      29,829
Power-One, Inc.                       418,400      25,320
Precision Castparts Corp.             795,400      30,523
* Quanta Services, Inc.               870,900      23,950
* SCI Systems, Inc.                   654,500      26,834
* Titan Corp.                         935,100      15,429
* ViaSat, Inc.                      1,180,200      26,407
* Viasystems Group, Inc.              456,700       7,764
---------------------------------------------------------
GROUP TOTAL                                       470,468
---------------------------------------------------------
RETAIL (4.7%)
CVS Corp.                             862,500      39,945
RadioShack Corp.                      658,800      42,575
* Starbucks Corp.                     851,000      34,093
Tiffany & Co.                         736,000      28,382
---------------------------------------------------------
GROUP TOTAL                                       144,995
---------------------------------------------------------
TECHNOLOGY (29.6%)
* Andrew Corp.                      1,291,500      33,821
* Art Technology Group, Inc.          403,000      38,184
* Bookham Technology Plc              273,200      11,713
* CIENA Corp.                         264,900      32,533
* Critical Path, Inc.                 304,700      18,511
* Digex, Inc.                         138,100       6,473
* Emulex Corp.                        298,400      36,554
* Exodus Communications, Inc.       1,188,600      58,687
* Extreme Networks, Inc.              482,300      55,223
* Finisar Corp.                       641,500      31,033
* Globespan, Inc.                     251,200      30,646
* Inktomi Corp.                       330,300      37,654
* Internet Security Systems, Inc.     427,800      32,139
* Mercury Interactive Corp.           516,200      80,914
* MIPS Technologies, Inc., Class A    471,700      18,161
* MMC Networks, Inc.                  402,100      50,866
* Nuance Communications, Inc.         172,000      20,930
* Peoplesoft, Inc.                  1,046,400      29,234
* Polycom, Inc.                       405,300      27,142
* Powerwave Technologies, Inc.      1,083,400      41,135
* QLogic Corp.                        449,100      39,521
* Rational Software Corp.             979,300      67,939
Scientific-Atlanta, Inc.              524,000      33,340

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

                                                 VALUE
(CONT'D)                             SHARES      (000)!
---------------------------------------------------------
* Software.com, Inc.                  168,800  $   30,627
* Vitesse Semiconductor Corp.         581,300      51,699
---------------------------------------------------------
GROUP TOTAL                                       914,679
---------------------------------------------------------
UTILITIES (8.4%)
* Calpine Corp.                       570,900      59,588
* IDT Corp.                           849,300      33,016
* McLeodUSA, Inc., Class A          1,745,400      24,981
* Microcell Telecommunications,
  Inc.                                629,000      18,280
* Southern Energy, Inc.               503,500      15,797
* Time Warner Telecom, Inc., Class
  A                                   375,000      18,117
* Tritel, Inc.                        930,500      13,318
* Voicestream Wireless Corp.          437,453      50,772
* Western Wireless Corp., Class A     714,600      25,458
---------------------------------------------------------
GROUP TOTAL                                       259,327
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,552,967)           3,037,756
---------------------------------------------------------
CASH EQUIVALENT (4.6%)
---------------------------------------------------------
                                         FACE
                                       AMOUNT
                                        (000)
                                    ---------
REPURCHASE AGREEMENT (4.6%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $140,403,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at
  $141,731 (Cost $140,328)          $ 140,328     140,328
---------------------------------------------------------
TOTAL INVESTMENTS (102.9%) (Cost $2,693,295)    3,178,084
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.9%)
Cash                                                    1
Dividends Receivable                                  317
Interest Receivable                                    50
Receivable for Investments Sold                    49,084
Receivable for Fund Shares Sold                     9,210
Other Assets                                           80
Payable for Investments Purchased                (131,548)
Payable for Fund Shares Redeemed                  (11,440)
Payable for Investment Advisory Fees               (3,655)
Payable for Administrative Fees                      (199)
Payable for Distribution Fees-Adviser Class          (197)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                         (65)
Other Liabilities                                    (278)
                                               ----------
                                                  (88,640)
---------------------------------------------------------
NET ASSETS (100%)                              $3,089,444
---------------------------------------------------------

                                                 VALUE
                                                 (000)!
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 60,025,661 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                 $2,109,750
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    35.15
---------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 28,159,573 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                 $  979,694
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    34.79
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $2,259,234
Undistributed Realized Net Gain (Loss)            345,421
Unrealized Appreciation (Depreciation) on
  Investment Securities                           484,789
---------------------------------------------------------
NET ASSETS                                     $3,089,444
---------------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MID CAP VALUE PORTFOLIO

The Mid Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within five percentage points of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the S&P MidCap 400 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

The past twelve months were a volatile period for the equity markets. During the period, mid-cap stocks, as represented by the S&P MidCap 400 Index, appreciated over 40% and outperformed both small and large cap stocks. The technology sector was the primary driver of performance during the period, and growth stocks continued to outperform value stocks. As a result, the valuation gap between growth and value remained wide at fiscal year-end.

During the past fiscal year, the Portfolio underperformed the S&P 400 MidCap Index. Stock selection was the primary driver of underperformance, while sector allocation enhanced results. Stock selection was the strongest within the energy and utilities sectors. During the period, the Portfolio had greater-than-index exposure to energy, which contributed positively to performance. Nabors Industries, Global Marine, and Transocean Offshore were strong performers within the energy sector. Calpine Corp. and Coastal Corp. were the top performers within utilities.

Stock selection was the weakest within the technology, heavy industry, and consumer services sectors. Within technology, strong gains were generated from Sandisk Corp., Powerwave Technologies, Extreme Networks, and Seagate Technology, while underweight positions in Veritas Software and Siebel Systems detracted from results. Valassis Communications was the most significant detractor within consumer services while Titan Corp., the largest holding within heavy industry, underperformed during the period. Teva Pharmaceutical and Alza Corp, both pharmaceutical companies, were strong performers over the past fiscal year, while auto parts manufacturer Tower Automotive underperformed.

During the period, less-than-index exposure to basic resources and retail contributed positively to results. A slight overweight position in technology had a positive impact on performance as this sector generated strong returns for the period, while an underweight position in health care, which produced strong results, detracted from performance.

The Portfolio's energy position was reduced on strength, and exposure to financial services was increased. The Portfolio's exposure to technology was decreased due to valuation levels and volatility within the sector. Finally, the Portfolio maintained an underweight position in retail due to decreased consumer demand. At fiscal year-end, MAS expected continued market volatility due to economic uncertainty and continued to look for value opportunities on an industry-by-industry basis.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MAS MID CAP VALUE   MAS MID CAP VALUE   MAS MID CAP VALUE   S&P MIDCAP 400
 *     1000                                                        1000
95     1345                                                        1291
96     1645                                                        1472
97     2655                                                        2047
98     2471                                                        1918
99     3199                                                        2407
00     4142                4120                4111                3447

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*
                                   MAS MID CAP VALUE
                       ------------------------------------------   S&P MIDCAP
                       INSTITUTIONAL M   INVESTMENT K   ADVISER O   400 INDEX
------------------------------------------------------------------------------
One Year                   29.48%           29.25%       29.12%       43.21%
Five Years                 25.22%           25.04%       25.09%       21.70%
Since Inception            28.03%           27.87%       27.92%       24.01%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

M Represents an investment in the Institutional Class.

K Represents an investment in the Investment Class which commenced operations
  5/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

O Represents an investment in the Adviser Class which commenced operations
  07/17/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the Investment Class due to the higher expenses charged.

Total returns for the Institutional and Investment Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Mid Cap Value Portfolio commenced operations on 12/30/94. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

The Portfolio's holdings in Nabors Industries (1.0%), Global Marine (0.7%), Transocean Offshore (0.2%), Calpine Corp. (2.2%), Coastal Corp. (0.4%), Sandisk Corp. (2.2%), Powerwave Technologies (0.6%), Extreme Networks (0.0%), Seagate Technology (0.0%), Veritas Software (0.0%), Siebel Systems (0.0%), Valassis Communications (1.0%), Titan Corp. (1.3%), Teva Pharmaceutical (1.1%), Alza Corp. (0.9%), and Tower Automotive (0.7%) as of 9/30/00.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (91.3%)

---------------------------------------------------------
                                                 VALUE
        SEPTEMBER 30, 2000           SHARES      (000)!
---------------------------------------------------------
BANKS (6.4%)
@ AmSouth Bancorp.                          1  $       --
Charter One Financial, Inc.           211,848       5,164
* Checkfree Corp.                      54,400       2,279
Comerica, Inc.                        105,700       6,177
Dime Bancorp, Inc.                    507,800      10,949
First Security Corp.                  408,500       6,664
First Tennessee National Corp.         24,600         503
Golden State Bancorp, Inc.            253,600       5,991
GreenPoint Financial Corp.             43,700       1,295
Hibernia Corp., Class A               129,600       1,587
KeyCorp.                               96,300       2,437
Marshall & Ilsley Corp.                72,700       3,644
Mellon Financial Corp.                425,700      19,742
Mercantile Bankshares Corp.           124,570       4,521
North Fork Bancorp., Inc.             219,600       4,749
SouthTrust Corp.                      306,900       9,648
UnionBanCal Corp.                      84,200       1,963
Washington Mutual, Inc.               220,000       8,759
---------------------------------------------------------
GROUP TOTAL                                        96,072
---------------------------------------------------------
BASIC RESOURCES (1.2%)
AK Steel Holding Corp.                336,900       3,158
AMETEK, Inc.                           37,000         784
* Freeport-McMoRan Copper & Gold,
  Inc.                                177,700       1,566
* Gaylord Container Corp., Class A    392,100         662
Rohm & Haas Co.                       284,600       8,271
* Stora Enso Oyj                      128,334       1,059
* W.R. Grace & Co.                    376,400       2,588
---------------------------------------------------------
GROUP TOTAL                                        18,088
---------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.7%)
Fortune Brands, Inc.                   76,900       2,038
Pepsi Bottling Group, Inc.            301,100       9,052
---------------------------------------------------------
GROUP TOTAL                                        11,090
---------------------------------------------------------
CONSUMER DURABLES (2.5%)
* American Standard Companies,
  Inc.                                 73,600       3,270
* Furniture Brands International,
  Inc.                                270,900       4,503
Kaufman & Broad Home Corp.             82,400       2,220
* Lear Corp.                          580,800      11,943
Masco Corp.                           222,000       4,135
* SPX Corp.                             7,400       1,050
* Tower Automotive, Inc.            1,051,400       9,857
---------------------------------------------------------
GROUP TOTAL                                        36,978
---------------------------------------------------------
CONSUMER SERVICES (7.1%)
* Bally Total Fitness Holding
  Corp.                               629,700      15,743
* Chris-Craft Industries, Inc.         44,800       3,690
* Clear Channel Communications,
  Inc.                                 88,100       4,978
* Comcast Corp., Class A               45,240       1,852
* EchoStar Communications Corp.       198,200      10,455
H&R Block, Inc.                        74,100       2,746

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
---------------------------------------------------------
* Harrah's Entertainment, Inc.        115,200  $    3,168
* Havas Advertising S.A.              131,753       1,927
* Hispanic Broadcasting Corp.          81,000       2,258
News Corp., Ltd. ADR                  166,100       7,786
Readers Digest Association (The),
  Inc., Class A                       290,800      10,269
Royal Caribbean Cruises Ltd.          428,800      11,037
* Univision Communications, Inc.,
  Class A                             193,000       7,213
* Valassis Communications, Inc.       661,950      14,728
* ValueVision International, Inc.,
  Class A                             267,400       6,719
* 24/7 Media, Inc.                    156,100       1,576
---------------------------------------------------------
GROUP TOTAL                                       106,145
---------------------------------------------------------
CREDIT & FINANCE/
  INVESTMENT COMPANIES (2.5%)
* Concord EFS, Inc.                   379,800      13,489
* Dain Rauscher Corp.                  70,300       6,538
* E*TRADE Group, Inc.                 205,500       3,378
Heller Financial, Inc.                193,000       5,513
* Knight Trading Group, Inc.          126,400       4,550
The PMI Group, Inc.                    53,000       3,591
USA Education, Inc.                    22,500       1,084
---------------------------------------------------------
GROUP TOTAL                                        38,143
---------------------------------------------------------
ENERGY (7.1%)
Anadarko Petroleum Corp.               99,144       6,589
Apache Corp.                           60,800       3,595
* BJ Services Co.                      69,600       4,254
Burlington Resources, Inc.             40,100       1,476
Dynergy, Inc., Class A                217,400      12,392
* EOG Resources, Inc.                 106,000       4,121
* Global Marine, Inc.                 352,800      10,893
* Nabors Industries, Inc.             282,600      14,808
* Noble Drilling Corp.                328,800      16,522
* Precision Drilling Corp.            238,200       8,486
* R & B Falcon Corp.                   95,300       2,656
* Rowan Cos., Inc.                    189,000       5,481
Santa Fe International Corp.           83,800       3,776
* Smith International, Inc.            41,400       3,377
Transocean Sedco Forex, Inc.           63,500       3,723
* Weatherford International, Inc.     108,900       4,683
---------------------------------------------------------
GROUP TOTAL                                       106,832
---------------------------------------------------------
FOOD, TOBACCO & OTHER (1.6%)
Earthgrains Co.                       209,200       3,857
Flowers Industries, Inc.              325,000       6,337
* Fresh Del Monte Produce, Inc.       441,900       2,900
IBP, Inc.                             195,800       3,586
Quaker Oats Co.                        60,800       4,811
R.J. Reynolds Tobacco Holdings,
  Inc.                                 78,900       2,544
---------------------------------------------------------
GROUP TOTAL                                        24,035
---------------------------------------------------------
HEALTH CARE (13.6%)
Alpharma, Inc., Class A               237,800      14,536
* Alza Corp.                          153,600      13,286

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO

                                                 VALUE
(CONT'D)                             SHARES      (000)!
---------------------------------------------------------
Biomet, Inc.                          279,600  $    9,786
* Celgene Corp.                       113,700       6,765
* Cephalon, Inc.                      159,100       7,716
* First Health Group Corp.             89,900       2,899
* Forest Laboratories, Inc.            63,700       7,306
* Foundation Health Systems, Inc.,
  Class A                             778,900      12,949
* Gilead Sciences, Inc.                95,400      10,464
* Health Management Associates,
  Inc., Class A                       329,700       6,862
* ImClone Systems, Inc.                 1,800         211
* Ivax Corp.                          169,600       7,802
* Lincare Holdings, Inc.              304,000       8,721
* Millennium Pharmaceuticals, Inc.     49,600       7,245
Mylan Laboratories, Inc.              314,100       8,461
PerkinElmer, Inc.                      50,400       5,260
* Quest Diagnostics, Inc.              28,700       3,293
* Sepracor, Inc.                       67,100       8,232
* St. Jude Medical, Inc.              302,600      15,433
* Sybron International Corp.          323,700       7,769
Tenet Healthcare Corp.                384,400      13,983
Teva Pharmaceutical Industries
  Ltd. ADR                            222,800      16,306
* Trigon Healthcare, Inc.              60,800       3,196
* United Therapeutics Corp.            70,300       6,142
---------------------------------------------------------
GROUP TOTAL                                       204,623
---------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (11.0%)
* Atlas Air, Inc.                     123,800       5,231
* C-Mac Industries, Inc.              103,800       5,968
Canadian National Railway Co.         143,000       4,192
* Circle.com                          148,250         435
CNF Transportation, Inc.               80,300       1,787
Comdisco, Inc.                         74,100       1,413
* CSG Systems International, Inc.      50,200       1,456
Dover Corp.                           245,100      11,504
* Fiserv, Inc.                        112,200       6,718
General Dynamics Corp.                 94,200       5,917
ITT Industries, Inc.                  302,900       9,825
* Litton Industries, Inc.             137,600       6,149
Lockheed Martin Corp.                  18,194         600
Martin Marietta Materials, Inc.       275,800      10,558
* MasTec, Inc.                        334,800      10,462
Miller (Herman), Inc.                  24,500         786
* Modis Professional Services,
  Inc.                                 99,700         517
* Navistar International Corp.         95,700       2,865
Parker-Hannifin Corp.                 170,100       5,741
* Republic Services, Inc., Class A    832,400      10,925
* SCI Systems, Inc.                   391,300      16,043
Southwest Airlines Co.                236,525       5,736
* Spherion Corp.                      191,200       2,282
Teekay Shipping Corp.                  45,100       2,117
The B.F. Goodrich Co.                 281,400      11,027
* Titan Corp.                       1,174,900      19,386
* United Rentals, Inc.                233,900       5,643
---------------------------------------------------------
GROUP TOTAL                                       165,283
---------------------------------------------------------

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
INSURANCE (4.5%)
Ace Ltd.                              203,800  $    7,999
Allmerica Financial Corp.             191,300      12,231
Ambac Financial Group, Inc.           166,100      12,167
Everest Reinsurance Holdings, Inc.     18,400         911
Jefferson-Pilot Corp.                  42,500       2,885
* John Hancock Financial Services,
  Inc.                                222,400       5,977
MBIA, Inc.                             37,100       2,639
* SAFECO Corp.                        139,400       3,798
UnumProvident Corp.                   694,500      18,925
---------------------------------------------------------
GROUP TOTAL                                        67,532
---------------------------------------------------------
RETAIL (3.2%)
* Ann Taylor Stores, Inc.             143,500       5,516
* Brinker International, Inc.         126,100       3,799
* CDW Computer Center, Inc.            12,000         828
* Costco Wholesale Corp.              413,500      14,447
CVS Corp.                              60,900       2,820
Family Dollar Stores, Inc.            257,100       4,949
* Jones Apparel Group, Inc.           133,700       3,543
* Lands' End, Inc.                     67,900       1,426
Liz Claiborne, Inc.                    37,000       1,425
* Outback Steakhouse, Inc.            106,200       2,881
* ShopKo Stores, Inc.                  80,300         833
* Sunglass Hut International, Inc.    787,200       5,141
---------------------------------------------------------
GROUP TOTAL                                        47,608
---------------------------------------------------------
TECHNOLOGY (19.4%)
* 3Com Corp.                           91,700       1,759
* Advanced Micro Devices, Inc.         63,300       1,495
* Affiliated Computer Services,
  Inc.                                284,100      14,169
* Altera Corp.                        260,700      12,448
* Amdocs Ltd.                          88,700       5,533
* Andrew Corp.                        143,300       3,753
* Braun Consulting                    160,100       3,172
* BroadVision, Inc.                   244,800       6,258
* Cypress Semiconductor Corp.         212,900       8,849
* DMC Stratex Networks, Inc.          361,900       5,813
* Efficient Networks, Inc.            160,100       5,974
* Electronics for Imaging, Inc.       216,200       5,459
* Flextronics International Ltd.      156,500      12,853
* Foundry Networks, Inc.               88,600       5,931
* Harmonic, Inc.                       91,100       2,186
* Informix Corp.                      212,900         878
* Internet Security Systems            44,700       3,358
* Intuit, Inc.                         40,700       2,320
* Lam Research Corp.                   60,900       1,275
Leading Brands, Inc.                  204,100       2,156
* Legato Systems, Inc.                213,200       2,865
* LSI Logic Corp.                     251,600       7,359
* Macromedia, Inc.                    130,000      10,506
* MarchFirst, Inc.                    483,207       7,580
* Microchip Technology, Inc.            1,650          55
* National Semiconductor Corp.        423,200      17,034
* Network Associates, Inc.            300,500       6,799
* NOVA Corp.                          346,100       5,927
* Polycom, Inc.                        49,800       3,335
* Powerwave Technologies, Inc.        227,400       8,634

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                 VALUE
                                     SHARES      (000)!
---------------------------------------------------------
* PSINet, Inc.                        335,000  $    3,224
* QLogic Corp.                        166,600      14,661
* Quantum Corp.-DLT & Storage
  Systems                             288,800       4,350
* Rational Software Corp.              89,400       6,202
* SanDisk Corp.                       503,600      33,615
* Silicon Storage Technology, Inc.    302,500       8,224
* SunGard Data Systems, Inc.          336,400      14,402
* Symbol Technologies, Inc.            47,200       1,696
* Terayon Communication Systems,
  Inc.                                239,500       8,128
* Usinternetworking, Inc.             247,300       1,650
* Vitesse Semiconductor Corp.         222,300      19,771
---------------------------------------------------------
GROUP TOTAL                                       291,656
---------------------------------------------------------
UTILITIES (10.5%)
* Adelphia Business Solutions,
  Inc.                                380,700       4,497
* Allete                               51,900       1,148
Allegheny Energy, Inc.                 90,700       3,464
Black Hills Corp.                      47,050       1,320
* Broadwing, Inc.                     259,700       6,639
* Calpine Corp.                       322,400      33,650
Coastal Corp.                          84,400       6,256
EL Paso Energy Corp.                  143,700       8,855
Energy East Corp.                     159,700       3,613
* Flag Telecom Holdings Ltd.          115,300       1,268
Florida Progress Corp.                 74,100       3,923
IPALCO Enterprises, Inc.               69,100       1,581
Kansas City Power & Light Co.          40,500       1,081
* Kinder Morgan, Inc.                 380,800      15,589
* Leap Wireless International,
  Inc.                                 36,500       2,284
* McLeodUSA, Inc., Class A            199,800       2,860
MCN Energy Group, Inc.                 28,000         717
PECO Energy Co.                       122,600       7,425
PG&E Corp.                            180,500       4,366
* Pinnacle Holdings, Inc.             189,700       5,051
Pinnacle West Capital Corp.            62,400       3,175
Potomac Electric Power Co.            384,600       9,687
PPL Corp.                             117,300       4,897
Public Service Enterprise Group,
  Inc.                                 81,700       3,651
* Southern Co.                        380,800      12,352
* Southern Energy, Inc.                91,700       2,877
TXU Corp.                             144,400       5,722
---------------------------------------------------------
GROUP TOTAL                                       157,948
---------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,272,041)           1,372,033
---------------------------------------------------------
UNIT TRUST (0.8%)
S & P 400 Mid-Cap Depositary
  Receipts
  (Cost $9,078)                       113,300      11,132
---------------------------------------------------------

                                      FACE
                                     AMOUNT      VALUE
                                      (000)      (000)!
---------------------------------------------------------
CASH EQUIVALENTS (8.9%)
---------------------------------------------------------
REPURCHASE AGREEMENT (8.9%)
Chase Securities, Inc, 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $134,196
  collateralized by various U.S.
  Government Obligations due
  11/2/00-3/29/01 valued at
  $135,465
  (Cost $134,124)                   $ 134,124  $  134,124
---------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $1,415,243)    1,517,289
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
Cash                                                    1
Dividends Receivable                                  697
Interest Receivable                                    48
Receivable for Investments Sold                     6,723
Receivable for Fund Shares Sold                     3,334
Other Assets                                           47
Payable for Investments Purchased                 (22,444)
Payable for Fund Shares Redeemed                     (259)
Payable for Investment Advisory Fees               (2,693)
Payable for Administrative Fees                       (98)
Payable for Shareholder Servicing
  Fees-Investment Class                                (7)
Payable for Distribution Fees-Adviser Class           (19)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                         (36)
Other Liabilities                                    (127)
                                               ----------
                                                  (14,833)
---------------------------------------------------------
NET ASSETS (100%)                              $1,502,456
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO

                                                 VALUE
(CONT'D)                                         (000)!
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 54,825,895 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                 $1,374,275
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    25.07
---------------------------------------------------------
INVESTMENT CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 1,184,989 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $   29,593
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    24.97
---------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 3,939,597 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $   98,588
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $    25.02
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $1,234,906
Undistributed Net Investment Income (Loss)          3,073
Undistributed Realized Net Gain (Loss)            162,431
Unrealized Appreciation (Depreciation) on
  Investment Securities                           102,046
---------------------------------------------------------
NET ASSETS                                     $1,502,456
---------------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security
@    Value is less than $500.
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

SMALL CAP GROWTH PORTFOLIO

The SmallCap Growth Portfolio seeks to capitalize on the relative inefficiencies of the small-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's small-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental, and valuation analysis, as well as a strict sell discipline.

First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio intended to hold only those securities that are currently most attractive. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will generally be sold. MAS often sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them. Therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

During fiscal 2000, the portfolio delivered a return of 80.31%, versus 23.39% for the Russell 2000 Index. The market rallied strongly throughout the end of calendar 1999 and the beginning of 2000, despite a campaign by the Federal Reserve to raise rates and slow the economy. Investors brushed off the rate hikes until mid-March, when value stocks rotated into favor in response to the Federal Reserve's fifth consecutive rate increase. As evidence of a slowing economy began to mount, equity markets posted lackluster results. In response, the Portfolio focused on stable growth names that tend to be less cyclical, and away from aggressive growth names which tend to underperform against a backdrop of a slowing economy.

Strong stock selection was the primary contributor to the Portfolio's outperformance. Stock selection was strongest in business services, technology, and telephone services during the fiscal year. Within the heavy industry/transportation sector, business services companies such as Merix Corp., a contract manufacturer, and TMP Worldwide Inc., an executive search firm that also runs the Internet site Monster.com, turned in strong performance. At fiscal year-end, TMP Worldwide Inc. was no longer held in the portfolio as it migrated out of the small capitalization universe. The Portfolio's emphasis on business services companies added some stability in a turbulent market environment.

As the market rotated away from technology, the Portfolio's overweight was trimmed, and exposure to highly valued stocks was reduced. Despite talk of a "tech wreck," many technology stocks were strong performers. Although technology holdings were volatile, communications-related technology stocks such Ortel Corp. and software-related companies such as Embarcadero Technologies and Agile Software Corp. were the strongest contributors during the fiscal year. Within the technology portion of the Portfolio, one of the biggest industry weightings was in semiconductor stocks. In the spring of 2000, semiconductors did not fall as quickly or as far as many of the other technology names, providing a cushion as technology stocks corrected. As we moved into the fall, the Portfolio aggressively trimmed its semiconductor overweight and focused technology holdings toward software, networking, and optical stocks.

Within the utilities sector, telephone services stocks generally underperformed during the fiscal year; however, the holdings in the Portfolio posted strong performance due to strong stock selection. Although fundamentals were fairly strong, these stocks were hurt by fears of a liquidity crunch, which could lead to slower future growth. Although the Portfolio remained overweight in these stocks at fiscal year-end, holdings were trimmed somewhat.

Consumer services was the biggest detractor for the year, as many of the media and advertising companies that the Portfolio had favored corrected after their strong run-ups in 1999. MAS was not pleased with the performance of consumer Internet stocks, and nearly all of the Portfolio's holdings in that area were sold. Exposure to traditional advertising businesses was also reduced.

Sector selection contributed to results. During the fiscal year, the Portfolio was overweighted in technology, one of the best performing sectors. Significant underweights in basic resources and financial services also added to results, as these two sectors performed poorly.

At fiscal year-end, MAS observed increasing signs of an economic slowdown, which could be exacerbated by the recent spike in energy prices. In response, the Portfolio became positioned more heavily toward stable growth names and away from companies with capital intensive and economically sensitive businesses. MAS continued to be constructive on technology however, believing that in the face of profit margin pressure, companies would choose to invest in technology to improve operating efficiency.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------


MAS SMALL CAP GROWTH           RUSSELL 2000
 *      1000                      1000
 98      857                       799
 99     3228                       951
 00     5820                      1173

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                                      MAS SMALL     RUSSELL 2000
                                      CAP GROWTH       INDEX
----------------------------------------------------------------
One Year                                80.31%         23.39%
Since Inception                        118.61%          7.35%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Small Cap Growth Portfolio commenced operations on 6/30/98. Total returns are compared to the Russell 2000 Index, an unmanaged market index. The Portfolio's total return reflects, among other things, the use of short-term trading techniques, including close-in-time purchases and sales of initial public offerings, as the Adviser responded to market conditions in existence at that time. There can be no assurance that these market conditions will re-occur, nor can the Adviser guarantee continued access to and use of profitable short-term trading techniques.

The Portfolio's holdings in Merix Corp. (2.4%), TMP Worldwide Inc. (0.0%), Ortel Corp. (0.0%), Embarcadero Technologies (1.2%), and Agile Software Corp. (2.0%) as of 9/30/00.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP GROWTH
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (97.9%)

--------------------------------------------------------
                                                 VALUE
         SEPTEMBER 30, 2000            SHARES    (000)!
--------------------------------------------------------
BASIC RESOURCES (0.3%)
Eden Bioscience Corp.                   40,600  $  1,340
Nanophase Technologies Corp.            17,700       239
--------------------------------------------------------
GROUP TOTAL                                        1,579
--------------------------------------------------------
CONSUMER SERVICES (11.2%)
Asia Satellite Telecommunications
  Holdings Ltd. ADR                     92,600     2,315
* Crown Media Holdings, Inc., Class
  A                                    136,000     1,930
* Entravision Communications Corp.     127,300     2,212
* Hispanic Broadcasting Corp.          161,300     4,496
* Homestore.com, Inc.                  116,800     5,461
Imax Corp.                             163,000     2,761
Internet Pictures Corp.                722,200     3,927
* Liberty Satellite & Technology,
  Inc.                                 373,400     3,967
* Regent Communications, Inc.          509,000     2,831
* Sirius Satellite Radio, Inc.          65,800     3,479
* Take-Two Interactive Software,
  Inc.                                 287,100     3,607
* Ticketmaster Online-CitySearch,
  Inc., Class B                        353,900     5,994
True North Communications, Inc.         99,500     3,557
VerticalNet, Inc.                       72,000     2,529
--------------------------------------------------------
GROUP TOTAL                                       49,066
--------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (1.0%)
Investors Financial Services Corp.      67,800     4,280
--------------------------------------------------------
ENERGY (4.8%)
Coflexip SA ADR                         74,900     4,662
* Grey Wolf, Inc.                      821,700     4,725
Rowan Cos., Inc.                       121,500     3,523
* Spinnaker Exploration Co.            140,500     4,900
* Varco International, Inc.            148,735     3,096
--------------------------------------------------------
GROUP TOTAL                                       20,906
--------------------------------------------------------
FOOD, TOBACCO & OTHER (1.2%)
* Hain Celestial Group, Inc.           151,200     5,311
--------------------------------------------------------
HEALTH CARE (17.9%)
* AmeriSource Health Corp., Class A     95,700     4,498
* Barr Laboratories, Inc.               66,800     4,430
* Bruker Daltonics, Inc.                44,500     1,975
* Charles River Laboratories
  International, Inc.                  188,600     6,412
* Genencor International, Inc.          58,900     1,745
ImClone Systems, Inc.                   68,800     8,054
* LifePoint Hospitals, Inc.            191,800     6,809
* Lincare Holdings, Inc.               182,100     5,224
* Maxim Pharmaceuticals, Inc.           76,400     4,641
* Mettler-Toledo International, Inc.    95,100     4,184
* Oxford Health Plans, Inc.            142,600     4,383
* Province healthcare Co.               85,950     3,433
* Quest Diagnostics, Inc.               57,300     6,575

                                                 VALUE
                                       SHARES    (000)!
--------------------------------------------------------
--------------------------------------------------------
* Regeneration Technologies, Inc.      175,200  $  1,445
* Titan Pharmaceuticals, Inc.          151,000     9,815
* United Therapeutics Corp.             54,100     4,727
--------------------------------------------------------
GROUP TOTAL                                       78,350
--------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (19.8%)
* American Superconductor Corp.        116,400     5,722
* Artesyn Technologies, Inc.           226,800     6,606
* BE Aerospace, Inc.                   340,300     5,487
* CACI International, Inc., Class A    131,200     2,813
* Dycom Industries, Inc.               109,600     4,562
Gilat Satellite Networks Ltd.           55,200     4,243
* Insituform Technologies, Inc.,
  Class A                              175,200     5,891
* MasTec, Inc.                         178,250     5,570
* Merix Corp.                          164,350    10,652
* Plexus Corp.                          46,300     3,264
Precision Castparts Corp.              116,800     4,482
* ProsoftTraining.com                  378,900     5,399
* SBA Communications Corp.              59,700     2,504
* Titan Corp.                          134,500     2,219
* Valence Technology, Inc.             316,900     5,467
* ViaSat, Inc.                         475,600    10,642
* Viasystems Group, Inc.                65,700     1,117
--------------------------------------------------------
GROUP TOTAL                                       86,640
--------------------------------------------------------
INSURANCE (0.3%)
Annuity & Life RE Holdings Ltd.         62,600     1,510
--------------------------------------------------------
RETAIL (4.8%)
* California Pizza Kitchen, Inc.        24,600       689
* Duane Reade, Inc.                    196,900     4,775
* InterTAN, Inc.                       284,300     4,105
* Too, Inc.                            156,400     3,714
* Ultimate Electronics, Inc.           185,000     7,608
--------------------------------------------------------
GROUP TOTAL                                       20,891
--------------------------------------------------------
TECHNOLOGY (32.9%)
* Adept Technology, Inc.               131,000     6,886
* Aeroflex, Inc.                       117,800     5,728
* Agile Software Corp.                  98,100     8,823
* Anaren Microwave, Inc.                51,650     7,005
* Andrew Corp.                         170,200     4,457
* Avocent Corp.                        104,800     5,777
* Bell Microproducts, Inc.             180,150     5,630
* Blue Martini Software, Inc.           32,000     1,084
* Centillium Communications, Inc.       51,000     4,896
* Cobalt Networks, Inc.                 76,300     4,416
Coherent, Inc.                          54,700     3,720
* Embarcadero Technologies, Inc.       103,500     5,317
* Exar Corp.                            50,000     6,050
* Exfo Electro Optical Engineering,
  Inc.                                  52,600     2,291
Extended Systems, Inc.                  34,100     1,833
* Globix Corp.                         173,600     4,047
* Informatica Corp.                     28,900     2,695
* Interwoven, Inc.                      43,500     4,918

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP GROWTH
PORTFOLIO

                                                 VALUE
(CONT'D)                               SHARES    (000)!
--------------------------------------------------------
* Macrovision Corp.                     66,500  $  5,386
* MIPS Technologies, Inc.              193,650     7,456
* Omnivision Technologies, Inc.         70,700     2,558
Precise Software Solutions Ltd          95,000     4,097
* Proxim, Inc.                          74,600     3,320
* RADVision Ltd.                       179,700     5,065
* Read-Rite Corp.                      594,700     6,690
* SignalSoft Corp                       84,100     3,417
* SonicWall, Inc.                      116,000     3,306
* SpeechWorks International, Inc.       35,900     2,226
* TranSwitch Corp.                      79,450     5,065
* Tut Systems, Inc.                     62,900     5,429
* Western Multiplex                    284,600     4,571
--------------------------------------------------------
GROUP TOTAL                                      144,159
--------------------------------------------------------
UTILITIES (3.7%)
* AirGate PCS, Inc.                    107,500     4,824
* Dobson Communications Corp.          213,100     3,130
* Microcell Telecommunications, Inc.   125,900     3,659
* Proton Energy Systems, Inc.           14,200       406
* Ubiquitel, Inc.                      465,200     4,187
--------------------------------------------------------
GROUP TOTAL                                       16,206
--------------------------------------------------------
TOTAL COMMON STOCKS (Cost $335,482)              428,898
--------------------------------------------------------
CASH EQUIVALENT (3.2%)
--------------------------------------------------------
                                          FACE
                                        AMOUNT
                                         (000)
                                       -------
REPURCHASE AGREEMENT (3.2%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $13,914,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01 valued at $14,046
  (Cost $13,907)                      $ 13,907    13,907
--------------------------------------------------------
TOTAL INVESTMENTS (101.1%) (Cost $349,389)       442,805
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
Cash                                               2,262
Dividends Receivable                                  15
Interest Receivable                                    5
Receivable for Investments Sold                   10,892
Receivable for Fund Shares Sold                    2,826
Other Assets                                           6
Payable for Investments Purchased                (17,515)
Payable for Fund Shares Redeemed                  (2,174)
Payable for Investment Advisory Fees              (1,125)
Payable for Administrative Fees                      (29)
Other Liabilities                                    (70)
                                                --------
                                                  (4,907)
--------------------------------------------------------
NET ASSETS (100%)                               $437,898
--------------------------------------------------------

                                                 VALUE
                                                 (000)!
--------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------
NET ASSETS
Applicable to 8,269,051 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                  $437,898
--------------------------------------------------------
NET ASSET VALUE PER SHARE                       $  52.96
--------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                 $328,214
Undistributed Realized Net Gain (Loss)            16,268
Unrealized Appreciation (Depreciation) on
  Investment Securities                           93,416
--------------------------------------------------------
NET ASSETS                                      $437,898
--------------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the small cap value equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within five percentage points of those of the Russell 2000 Value Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings, the recent pattern of earnings estimate revisions, and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the Russell 2000 Value Index in overall valuation, while the quality and growth characteristics will generally be higher.

Since its inception on June 30, 2000, the Strategic Small Value Portfolio advanced 6.20% versus a return of 7.34% for the Russell 2000 Value Index.

The equity markets experienced a great deal of volatility during the fourth fiscal quarter as technology stocks experienced a sell-off during September. For the quarter, small cap stocks outperformed large caps, and value stocks outperformed growth stocks led by strong gains within financial services. Additionally, energy and health care were the best performing sectors for the calendar year, and although technology underperformed during the quarter, the sector advanced over 25% for the year.

During the quarter, sector allocation was the primary driver of underperformance, while security selection contributed positively to results. The decision to underweight basic resources and consumer services had a favorable impact on performance, while the overweight position in technology dampened returns. Stock selection was strongest within consumer durables and financial services and weakest within technology. Overweight positions in Dal-Tile International and Everest Re enhanced results, while overweight position in GaSonics detracted from returns. Columbia Sportswear was the most significant contributor within retail, while Shaw Group produced strong results within heavy industry.

During the past three months, the Portfolio's energy position was reduced on strength, and exposure to financial services was increased. The technology position was reduced due to valuation levels and volatility within the sector. At fiscal year-end, MAS expected continued market volatility due to economic uncertainty and continued to look for value opportunities on an industry-by-industry basis.


       MAS Strategic Small Value     Russell 2000 Value
*      1000                          1000
00     1062                          1073

AGGREGATE TOTAL RETURNS ENDED 9/30/00*

                                    MAS STRATEGIC    RUSSELL 2000
                                     SMALL VALUE     VALUE INDEX
-----------------------------------------------------------------
Since Inception                         6.20%            7.34%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Strategic Small Value Portfolio commenced operations on 6/30/00. Total returns are compared to the Russell 2000 Value Index, an unmanaged market index and are not annualized.

The Portfolio's holdings in Dal-Tile International (2.3%), Everest Re (0.8%), GaSonics (0.3%), Columbia Sportswear (1.1%), and Shaw Group (1.4%) as of 9/30/00.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

STRATEGIC SMALL VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (91.8%)

--------------------------------------------------------
                                                  VALUE
          SEPTEMBER 30, 2000             SHARES   (000)!
--------------------------------------------------------
BANKS (11.3%)
Astoria Financial Corp.                    500    $   19
Bank United Corp., Class A                 500        25
Colonial BancGroup, Inc.                   600         6
Commerce Bancorp, Inc.                     500        29
Cullen/Frost Bankers, Inc.                 600        20
First Midwest Bancorp, Inc.                500        13
FirstMerit Corp.                           400         9
Fulton Financial Corp.                     600        12
Mercantile Bankshares Corp.                500        18
National Penn Bancshares, Inc.             200         4
* Silicon Valley plc                       400        23
* Southwest Bancorp of Texas, Inc.         500        16
Sovereign Bancorp, Inc.                  1,500        14
Sterling Bancshares, Inc.                1,100        17
TCF Financial Corp.                        900        34
Trustmark Corp.                            500        10
Westamerica Bancorp                        400        14
--------------------------------------------------------
GROUP TOTAL                                          283
--------------------------------------------------------
BASIC RESOURCES (4.9%)
AK Steel Holding Corp.                   1,400        13
Ferro Corp.                                800        15
Gibraltar Steel Corp.                      500         8
Millenium Chemicals, Inc.                  600         9
* Mueller Industries, Inc.                 400         9
* Pactiv Corp.                           1,300        14
* Scotts Co., Class A                      300        10
* Steel Dynamics, Inc.                   1,300        12
U.S. Can Corp.                           1,100        22
USX-U.S. Steel Group, Inc.                 300         5
Worthington Industries, Inc.               500         5
--------------------------------------------------------
GROUP TOTAL                                          122
--------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.8%)
Adolph Coors Co., Class B                  300        19
Church & Dwight, Inc.                      300         5
* Constellation Brands, Inc.               600        33
Dean Foods Co.                             400        13
--------------------------------------------------------
GROUP TOTAL                                           70
--------------------------------------------------------
CONSUMER DURABLES (8.3%)
ArvinMeritor, Inc.                       1,000        14
Borg-Warner Automotive, Inc.               500        17
D.R. Horton, Inc.                          981        17
* Dal-Tile International, Inc.           4,700        59
Ethan Allen Interiors, Inc.                600        17
* Furniture Brands International, Inc.   1,000        17
* Gentex Corp.                             300         7
Kaufman & Broad Home Corp.               1,000        27
Lennar Corp.                               600        18

                                                  VALUE
                                         SHARES   (000)!
--------------------------------------------------------
--------------------------------------------------------
Snap-On, Inc.                              200    $    5
* Tower Automotive, Inc.                 1,100        10
--------------------------------------------------------
GROUP TOTAL                                          208
--------------------------------------------------------
CONSUMER SERVICES (2.1%)
* Argosy Gaming Co.                        600        11
* Aztar Corp.                              600         9
* SCP Pool Corp.                           400        12
* Station Casinos, Inc.                    800        11
* Valassis Communications, Inc.            400         9
--------------------------------------------------------
GROUP TOTAL                                           52
--------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (5.0%)
Downey Financial Corp.                     400        16
Eaton Vance Corp.                          400        20
GATX Corp.                                 400        17
Morgan Keegan, Inc.                        900        16
Radian Group, Inc.                         300        20
Southwest Securities Group, Inc.           750        22
Webster Financial Corp.                    500        13
--------------------------------------------------------
GROUP TOTAL                                          124
--------------------------------------------------------
ENERGY (7.4%)
* Cal Dive International, Inc.             400        23
Energen Corp.                              900        27
* Global Industries Ltd.                   400         5
MDU Resources Group, Inc.                  400        12
Mitchell Energy & Development Corp.        400        19
* National-Oilwell, Inc.                   400        13
New Jersey Resources Corp.                 100         4
* Ocean Energy, Inc.                       600         9
* Patterson Energy, Inc.                   800        27
Southwest Gas Corp.                        800        17
Valero Energy Corp.                        500        17
Western Gas Resources, Inc.                500        13
--------------------------------------------------------
GROUP TOTAL                                          186
--------------------------------------------------------
FOOD & TOBACCO (1.2%)
Delta & Pine Land Co.                      500        13
Earthgrains Co.                          1,000        18
--------------------------------------------------------
GROUP TOTAL                                           31
--------------------------------------------------------
HEALTH CARE (4.2%)
* Abiomed, Inc.                            200        14
Alpharma, Inc., Class A                    400        24
Cooper Companies, Inc.                     500        18
* Core, Inc.                             1,500         9
Mid Atlantic Medical Services, Inc.        900        14
* Oxford Health Plans, Inc.                500        15
* Sybron International Corp.               500        12
--------------------------------------------------------
GROUP TOTAL                                          106
--------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                  VALUE
                                         SHARES   (000)!
--------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (12.4%)
* Arkansas Best Corp.                      900    $   14
* Astec Industries, Inc.                   200         2
* Brightpoint, Inc.                      1,700         9
* EGL, Inc.                                600        18
Graco, Inc.                                500        16
* Litton Industries, Inc.                  400        18
Manitowoc Co., Inc.                        500        10
* MasTec, Inc.                             500        16
Milacron, Inc.                           1,300        17
* Navistar International Corp.             600        18
* OMI Corp.                              2,200        18
Oshkosh Truck Corp.                        600        23
Pentair, Inc.                              400        11
* Sensormatic Electronics Corp.          1,300        19
* Shaw Group, Inc.                         500        35
Smith (A.O.) Corp., Class B                600         8
* Teledyne Technologies, Inc.              300         9
* Tetra Tech, Inc.                         600        17
Texas Industries, Inc.                     200         6
Tredegar Corp.                             900        16
U.S. Freightways Corp.                     500        11
--------------------------------------------------------
GROUP TOTAL                                          311
--------------------------------------------------------
INSURANCE (5.0%)
Arthur J. Gallagher & Co.                  400        24
* Choicepoint, Inc.                        300        14
Commerce Group, Inc.                       400        12
Everest Reinsurance Holdings, Inc.         400        20
Leucadia National Corp.                    500        13
Liberty Corp.                              300        10
Mony Group, Inc.                           400        16
Stancorp Financial Group, Inc.             400        17
--------------------------------------------------------
GROUP TOTAL                                          126
--------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (8.7%)
Alexandria Real Estate Equities, Inc.      400        14
AMB Property Corp.                         500        12
Apartment Investment & Management Co.      300        14
Avalonbay Communities, Inc.                300        14
Boston Properties, Inc.                    300        13
Camden Property Trust                      600        19
CarrAmerica Realty Corp.                   300         9
Colonial Properties Trust                  400        10
Developers Diversified Realty Corp.        400         5
First Industrial Realty Trust              300         9
Home Properties of N.Y., Inc.              500        15
Kilroy Realty Corp.                        400        11
Liberty Property Trust                     400        11
Reckson Associates Realty Corp., Class
  B                                        400        10
Regency Realty Corp.                       500        12
SL Green Realty Corp.                      400        11
Smith (Charles E.) Residential Realty,
  Inc.                                     400        18
Vornado Realty Trust                       300        11
--------------------------------------------------------
GROUP TOTAL                                          218
--------------------------------------------------------

                                                  VALUE
                                         SHARES   (000)!
--------------------------------------------------------
RETAIL (7.2%)
* BJ's Wholesale Club, Inc.                600    $   20
* California Pizza Kitchen, Inc.           300         8
* Columbia Sportswear Co.                  600        28
* Michaels Stores, Inc.                    300        12
Ross Stores, Inc.                          600         9
ShopKo Stores, Inc.                        600         6
Talbots, Inc.                              100         7
* The Men's Wearhouse, Inc.                500        14
* Tropical Sportswear International
  Corp.                                  1,800        31
* United Stationers, Inc.                  400        11
* Venator Group, Inc.                    1,100        14
* Zale Corp.                               600        19
--------------------------------------------------------
GROUP TOTAL                                          179
--------------------------------------------------------
TECHNOLOGY (5.6%)
* Advanced Energy Industries, Inc.         100         3
* Barra, Inc.                              300        19
* Brooks Automation, Inc.                  200         7
* Cable Design Technologies Corp.          400        10
Caminus Corp.                              200         8
* Carrier Access Corp.                     300         6
* Cymer, Inc.                              200         6
Electronics for Imaging, Inc.              200         5
* GaSonics International Corp.             600         7
General Semiconductor, Inc.                500         6
Ingram Micro, Inc., Class A                500         7
* Kulicke & Soffa Industries, Inc.         400         5
* Lightbridge, Inc.                        200         2
* Sybase, Inc.                             800        19
TTM Technologies, Inc.                     600        14
* Varian, Inc.                             300        13
* Westell Technologies, Inc.               300         4
--------------------------------------------------------
GROUP TOTAL                                          141
--------------------------------------------------------
UTILITIES (5.7%)
Cleco Corp.                                300        14
* EL Paso Electric Co.                   1,000        14
Empire District Electric Co.               200         5
Idacorp, Inc.                              200         9
Kansas City Power & Light Co.              500        13
National Fuel Gas Co.                      300        17
OGE Energy Corp.                           600        13
ONEOK, Inc.                                500        20
Philadelphia Suburban Corp.                500        11
* Pinnacle Holdings, Inc.                  400        11
Washington Gas Light Co.                   600        16
--------------------------------------------------------
GROUP TOTAL                                          143
--------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,197)                  2,300
--------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

STRATEGIC SMALL VALUE
PORTFOLIO

                                           FACE
                                         AMOUNT    VALUE
(CONT'D)                                  (000)   (000)!
--------------------------------------------------------
CASH EQUIVALENT (7.5%)
--------------------------------------------------------
REPURCHASE AGREEMENT (7.5%)
Chase Securities, Inc. 6.40% dated
  9/29/00, due 10/2/00, to be
  repurchased at $189, collateralized
  by various U.S. Government
  Obligations, due 11/2/00-3/29/01,
  valued at $191 (Cost $189)             $ 189    $  189
--------------------------------------------------------
TOTAL INVESTMENTS (99.3%) (Cost $2,386)            2,489
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
Cash                                                  10
Dividends Receivable                                   3
Receivable for Investments Sold                        9
Receivable from Investment Adviser                     8
Other Liabilities                                    (13)
                                                  ------
                                                      17
--------------------------------------------------------
NET ASSETS (100%)                                 $2,506
--------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------
NET ASSETS
Applicable to 236,027 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                   $2,506
--------------------------------------------------------
NET ASSET VALUE PER SHARE                         $10.62
--------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                   $2,399
Undistributed Net Investment Income (Loss)             6
Undistributed Realized Net Gain (Loss)                (2)
Unrealized Appreciation (Depreciation) on
  Investment Securities                              103
--------------------------------------------------------
NET ASSETS                                        $2,506
--------------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CORE FIXED-INCOME DISTINGUISHING CHARACTERISTICS AND GENERAL STRATEGY
- FIXED INCOME PORTFOLIO
- DOMESTIC FIXED INCOME PORTFOLIO
- FIXED INCOME II PORTFOLIO
- SPECIAL PURPOSE FIXED INCOME PORTFOLIO

The MAS Funds core fixed-income portfolios invest in a broad array of fixed-income securities--including U.S. Treasury and Agency securities, corporate obligations, mortgage-backed issues, and, where permitted, non-dollar bonds--while maintaining a high overall credit quality. To meet the various needs of different core fixed-income investors, MAS Funds offers four different core fixed-income mutual funds--all of which are actively managed by Miller Anderson & Sherrerd's fixed-income team.

The FIXED INCOME PORTFOLIO is the flagship offering of the MAS Funds core fixed-income portfolios, and is structured to take full advantage of MAS's core fixed-income capabilities; the SPECIAL PURPOSE FIXED INCOME PORTFOLIO has similar guidelines, but is designed especially for use as part of a balanced investment program. The FIXED INCOME II PORTFOLIO invests only in fixed-income securities with credit-quality ratings of BBB or better, while the DOMESTIC FIXED INCOME PORTFOLIO invests only in dollar-denominated fixed-income securities issued by domestic entities with a credit-quality rating of BBB or better.

MAS's core fixed-income strategies have three major objectives. The first is to provide investors with a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a severe economic contraction. To provide this hedge, each portfolio maintains a high average credit quality and an emphasis on non-callable, prepayment-protected securities. This approach positions each portfolio to perform well when other market sectors experience poor returns.

The MAS fixed-income team's research-based, value-driven investment process is built around several key decisions. The first decision relates to the portfolio's sensitivity to changes in corporate yield spreads relative to U.S. Treasury securities. MAS's research shows that a diversified approach toward owning corporate securities enhances overall portfolio returns, as their yield spreads provide significant compensation for their credit risk; our corporate activities within the Fixed Income Portfolio and Special Purpose Fixed Income Portfolio also include the opportunistic use of below-investment grade securities on a limited basis.

The second decision involves the portfolio's sensitivity to changes in mortgage yield spreads relative to U.S. Treasuries. MAS's research shows that a properly managed portfolio of mortgage securities improves overall portfolio returns, as their yield spreads provide ample compensation for their prepayment risk.

The third decision relates to the portfolio's sensitivity to changes in interest rates, which is driven by a careful analysis of implied market inflation forecasts relative to actual inflation trends. MAS's research shows that the market tends to be a poor forecaster, and that contrarian interest-rate risk strategies (e.g., above-benchmark interest-rate risk positions when the market's implied inflation forecasts are too high, and vice-versa) enhance overall portfolio returns.

The fourth decision relates to yield-curve positioning, which involves assessing which maturities offer the best value relative to their risk. For the Fixed Income Portfolio, Special Purpose Fixed Income Portfolio, and the Fixed Income II Portfolio, there is also a fifth decision involving the opportunistic use of non-dollar securities. To make this decision, the MAS fixed-income team evaluates which, if any, non-dollar securities offer better relative value than dollar-denominated alternatives, and makes active decisions regarding the currency risk associated with such securities.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

PERFORMANCE DISCUSSION: FIXED INCOME PORTFOLIO

Despite a significant widening of yield spreads between the Treasury and non-Treasury sectors, the return on the Portfolio was 11 basis points ahead of the Salomon Broad Index for the fiscal year.

Relative performance was helped by the Portfolio's above-benchmark interest-rate risk position going into calendar year 2000, which generated favorable returns as long-term U.S. Treasury yields declined following the turn of the year. This position was trimmed over the course of the period, and the Portfolio ended the fiscal year pursuing a neutral interest rate strategy relative to the benchmark. The Portfolio's yield-curve strategy emphasized the 10-year sector for most of this period, which also added value; the Portfolio continued to overweight the 10-year sector as of the end of the fiscal year, while underweighting shorter-maturities and market-weighting longer-maturities.

The Portfolio's above-benchmark sensitivity to corporate, mortgage, and agency debt yield spreads detracted from relative performance, as these non-Treasury sectors significantly underperformed Treasury securities. The non-Treasury sectors lagged due to strong demand for Treasury securities amidst market fears of reduced supply of such bonds, and was not a function of deterioration in the timing and quality of the cash flows of the bonds held in the Portfolio.

The unfavorable impact of widening yield spreads was partially offset by favorable security selection decisions, including those in the below-investment grade and yankee bond areas. The Portfolio continued to have an above-benchmark sensitivity to the non-Treasury sectors at the end of the fiscal year to take advantage of their extremely wide yield spreads, or risk premiums, at a time when their fundamental risks remained relatively low. Despite the lack of Treasury securities in the Portfolio, overall credit quality remained extremely high. The allocation to non-dollar bonds was zero for the entire period, as it remained difficult to identify superior opportunities among high-quality non-dollar securities relative to dollar-denominated alternatives.

The Portfolio's long-term record reflects successful judgements about all of the key decisions that are part of the MAS fixed-income team's research-based, value-driven investment process. At fiscal year-end, the Portfolio was well positioned to take advantage of the extraordinarily attractive opportunities in the non-Treasury sectors while continuing to pursue a high-quality, call-protected, diversified investment strategy.

                                        MAS FIXED INCOME       MAS FIXED INCOME       MAS FIXED INCOME
                                         INSTITUTIONAL            INVESTMENT              ADVISER             SALOMON BROAD
                                        ----------------       ----------------       ----------------        -------------
90                                            1000                                                                 1000
91                                            1211                                                                 1160
92                                            1385                                                                 1307
93                                            1582                                                                 1440
94                                            1512                                                                 1394
95                                            1727                                                                 1590
96                                            1859                                                                 1669
97                                            2072                                                                 1831
98                                            2235                                                                 2041
99                                            2243                                                                 2036
00                                            2400                    2386                   2377                  2176

                                   MAS FIXED INCOME
                      -------------------------------------------   SALOMON BROAD
                      INSTITUTIONAL M   INVESTMENT K    ADVISER O       INDEX
---------------------------------------------------------------------------------
One Year                   7.02%            6.84%         6.79%         6.91%
Five Years                 6.81%            6.68%         6.60%         6.47%
Ten Years                  9.15%            9.09%         9.04%         8.09%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

M Represents an investment in the Institutional Class.

K Represents an investment in the Investment Class which commenced operations
  10/15/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

O Represents an investment in the Adviser Class which commenced operations
  11/7/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Investment and Adviser Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (117.6%)

-----------------------------------------------------------
                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
SEPTEMBER 30, 2000         & POOR'S)      (000)      (000)!
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (55.7%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   10.00%, 2/1/10-11/1/20       Agy    $ 11,736  $   12,550
   10.50%, 8/1/09-4/1/26        Agy       1,609       1,740
   11.00%, 5/1/11-9/1/20        Agy       2,384       2,591
   11.25%,
     10/1/11-12/1/15            Agy         808         877
   11.50%, 1/1/11-12/1/15       Agy         103         114
   11.75%, 4/1/19               Agy          38          42
   12.00%, 10/1/09-2/1/15       Agy         148         164
   12.50%, 8/1/13               Agy          17          19
   13.00%, 6/1/19               Agy          28          31
   14.00%, 8/1/14               Agy           9           9
   14.75%, 3/1/10               Agy          14          15
  Gold Pools:
   9.00%, 7/1/17                Agy       5,462       5,727
   9.50%, 1/1/21-12/1/22        Agy       5,618       5,968
   10.00%, 6/1/17-3/1/21        Agy       4,026       4,331
   10.50%, 8/1/19-4/1/21        Agy         879         959
  October TBA
   6.00%, 10/1/29               Agy     139,650     130,521
   7.50%, 10/1/30               Agy      98,050      97,932
   8.00%, 10/1/30               Agy      60,250      61,103
   8.50%, 10/1/30               Agy      88,750      91,005
  November TBA
   7.00%, 11/1/30               Agy      12,500      12,244
Federal National
  Mortgage Association,
  Conventional Pools:
   6.00%, 4/1/29                Agy     116,376     108,718
   9.00%, 12/1/08-1/1/22        Agy      14,907      15,569
   9.50%, 11/1/13-12/1/26       Agy      11,720      12,426
   10.00%, 9/1/10-10/1/25       Agy       4,402       4,729
   10.50%, 6/1/10-7/1/25        Agy       5,114       5,576
   10.75%, 2/1/11               Agy          32          35
   11.00%, 7/1/20-11/1/20       Agy       1,908       2,105
   11.50%, 1/1/13-2/1/20        Agy       2,210       2,473
   11.50%, 7/15/12              Agy          70          78
   12.50%, 5/1/12               Agy         385         440
  October TBA
   6.00%, 10/1/29               Agy     406,900     380,024
   6.50%, 10/1/29               Agy     125,000     119,948
   7.00%, 10/1/30               Agy      41,800      40,934
   7.50%, 10/1/30               Agy     136,250     135,916
   8.00%, 10/1/30               Agy      43,350      43,905
   8.50%, 10/1/30               Agy      89,200      91,267
  November TBA
   6.50%, 11/1/29               Agy     230,000     220,637
Government National
  Mortgage Association:
  Adjustable Rate Mortgages:
   6.125%,
     1/20/25-12/20/27           Tsy      65,413      65,750
   6.375%, 2/20/25              Tsy      18,815      18,943

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
-----------------------------------------------------------
   6.50%, 1/20/28               Tsy    $  4,603  $    4,621
   6.875%,
     4/20/25-6/20/25            Tsy      14,470      14,548
   7.00%,
     2/20/25-11/20/25           Tsy      39,111      39,333
   7.125%, 7/20/25              Tsy       8,373       8,444
   11.00%,
     11/20/15-11/20/19          Tsy          74          80
   11.50%, 4/20/19              Tsy         124         134
  Various Pools:
   9.00%,
     12/15/21-11/15/24          Tsy      21,345      22,436
   9.50%, 10/15/18              Tsy      14,228      15,149
   10.00%,
     11/15/09-10/15/28          Tsy     111,977     120,589
   10.50%,
     8/15/10-2/15/25            Tsy       9,665      10,556
   11.00%,
     12/15/09-4/15/28           Tsy      24,268      26,841
   11.50%,
     4/15/13-11/15/15           Tsy         421         470
   12.00%,
     12/15/12-11/15/19          Tsy      11,293      12,793
  October TBA
   7.00%, 10/15/29              Tsy     427,800     421,246
-----------------------------------------------------------
GROUP TOTAL                                       2,394,655
-----------------------------------------------------------
ASSET BACKED CORPORATES (13.4%)
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03              AAA       9,718       9,697
  97-D A3
   6.20%, 5/15/03               AAA       4,634       4,619
  98-A A3
   5.90%, 11/15/02              AAA       5,391       5,379
Associates Automobile
  Receivables Trust,
  Series 00-1
   7.15%, 6/15/03               AAA      22,030      22,083
Banc One Home Equity
  Trust,
  Series 99-1 A1
   6.06%, 1/25/12               AAA       7,232       7,150
BankBoston Home Equity
  Loan Trust,
  Series 98-2 A1
   6.28%, 11/25/10              AAA       3,944       3,918
BMW Vehicle Owner Trust,
  Series 99-A A2
   6.16%, 12/25/01              AAA      10,136      10,116
Centex Home Equity,
  Series 99-2 A1
   5.91%, 4/25/19               AAA      13,166      13,049
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04               AAA       1,687       1,680
CIT RV Trust,
  Series 99-A A1
   5.33%, 12/15/05              AAA       8,824       8,797
(+)++ Commercial
  Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05               N/R       8,099       1,620

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Conseco Finance,
  Series 00-B AF1
   6.94%, 11/15/14              AAA    $ 18,572  $   18,575
Contimortgage Home Equity
  Loan Trust,
  Series 99-1 A1
   6.01%, 12/25/13              AAA       5,219       5,183
Daimler Benz Auto Grantor
  Trust,
  Series 97-A A
   6.05%, 3/31/05               AAA       2,019       2,011
Daimler Chrysler Auto
  Trust,
  Series 00-C A2
   6.81%, 7/6/03                AAA      55,275      55,314
Delta Funding Home
  Equity Loan Trust,
  Series 98-4 A1F
   6.16%, 2/15/16               AAA       2,066       2,057
EQCC Home Equity Loan
  Trust,
  Series:
  99-2 A1F
   6.05%, 1/25/10               AAA       9,008       8,929
  99-3 A1F
   6.55%, 4/25/10               AAA      19,652      19,506
Federal Home Loan
  Mortgage Corp., Pass
  Through Notes,
  Series T-15 A1
   5.83%, 12/25/13              Agy       4,580       4,545
(+) First Mortgage
  Acceptance Corp.,
  Loan Receivables Trust,
  Series 96-B A1
   7.629%, 11/1/18              A         7,348       5,511
First Security Auto
  Grantor Trust,
  Series 97-B A
   6.10%, 4/15/03               AAA       3,474       3,459
First Security Auto Owner
  Trust,
  Series 00-1 A2
   7.20%, 5/15/03               AAA      30,975      31,064
## First USA Credit Card
  Master Trust,
  Series 97-10 A
   6.71%, 9/17/03               AAA      24,085      24,089
Ford Credit Auto Owner
  Trust,
  Series:
  99-C A3
   5.77%, 11/15/01              AAA      18,616      18,574
  99-D A3
   6.20%, 4/15/02               AAA      32,777      32,705
  00-E A3
   6.74%, 12/15/02              AAA      35,000      35,002

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
(+)++ Global Rated
  Eligible Asset Trust,
  Series 98-A A1
   7.45%, 3/15/06               N/R    $  7,202  $    1,728
Green Tree Financial
  Corp.,
  Series 99-4 A2
   5.97%, 5/1/31                AAA      12,638      12,599
Green Tree Home Equity
  Loan Trust,
  Series:
  99-A A1
   5.59%, 2/15/13               AAA       2,040       2,038
  99-C A1
   5.99%, 7/15/30               AAA       9,666       9,645
Green Tree Lease Finance,
  Series 97-1 A3
   6.17%, 9/20/05               AAA         462         461
Greenpoint Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09              AAA      10,276      10,176
Honda Auto Lease Trust,
  Series 99-A A2
   5.875%, 10/15/01             AAA       3,548       3,546
Honda Auto Receivables
  Grantor Trust,
  Series 97-B A
   5.95%, 5/15/03               AAA       2,894       2,881
IndyMac Home Equity Loan,
  Series 98-A AF1
   5.724%, 9/25/20              AAA       2,572       2,571
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04               AAA       2,334       2,314
MBNA Master Credit Card
  Trust,
  Series 00-E
   7.80%, 10/15/12              AAA      17,085      18,048
MMCA Automobile Trust,
  Series:
  99-1 A3
   5.50%, 7/15/05               AAA       4,421       4,389
  99-2 A1
   6.30%, 6/15/02               AAA      15,433      15,408
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03              N/R      11,365      11,363
(+) New Holland Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02              AAA      17,385      17,357

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Nissan Auto Receivables
  Owner Trust,
  Series:
  99-A A2
   6.12%, 9/15/03               AAA    $ 17,423  $   17,389
  00-B A2
   7.15%, 12/15/02              AAA      25,995      26,065
+## Oakwood Mortgage
  Investors, Inc.,
  Series 99-B A1
   6.739%, 5/15/09              Aaa      18,160      18,143
Peco Energy Transition
  Trust
  Series 00-A A3
   7.625%, 3/1/10               AAA      26,874      27,655
Premier Auto Trust,
  Series:
  98-5 A3
   5.07%, 7/8/02                AAA       4,119       4,093
  99-3 A2
   5.82%, 2/8/02                AAA       1,282       1,279
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02              A-        6,435       6,402
  97-1 A
   7.35%, 5/15/03               A-        6,340       6,360
-----------------------------------------------------------
GROUP TOTAL                                         576,542
-----------------------------------------------------------
ASSET BACKED MORTGAGES (0.1%)
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26              N/R      53,036         721
  (+) 96-3 A YMA
   10/25/26                     N/R      53,985          75
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28               AAA      38,130         524
  (+) 96-4 A11 YMA
   1/15/28                      AAA      38,813          40
  96-4 A12 IO
   1.05%, 1/15/28               AAA       6,737          73
  (+) 96-4 A12 YMA
   1/15/28                      AAA       6,858           5
  97-1 A10 IO
   1.10%, 3/15/28               AAA      46,191         707
  97-1 A10 YMA
   3/15/28                      N/R      46,190          65
-----------------------------------------------------------
GROUP TOTAL                                           2,210
-----------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (2.0%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  1415-S Inv Fl IO
   14.125%, 11/15/07            Agy    $  1,241  $      365
  1476-S Inv Fl IO
   REMIC PAC
   3.893%, 2/15/08              Agy      13,625       1,166
  1485-S Inv Fl IO REMIC
   2.975%, 3/15/08              Agy      10,689         616
  1600-SA Inv Fl IO REMIC
   1.375%, 10/15/08             Agy      25,031         834
  1950-SC Inv Fl IO
   1.375%, 10/15/22             Agy      14,061         612
  E2 F
   5.988%, 2/15/24              Agy          36          36
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl REMIC
   22.444%, 9/25/20             Agy         487         695
  92-186 S Inv Fl IO
   2.794%, 10/25/07             Agy      22,658       1,459
  96-14 PC PO
   12/25/23                     Agy         798         515
  96-68 SC Inv Fl IO REMIC
   1.444%, 1/25/24              Agy      10,865         730
  97-30 SI Inv Fl IO
   1.344%, 7/25/22              Agy       3,015         131
  97-57 PV IO
   8.00%, 9/18/27               Agy      21,659       7,171
  ## 97-70 FA REMIC, PAC (11)
   7.075%, 7/18/20              Agy       3,388       3,392
  ## 98-22 FA REMIC
   7.023%, 4/18/28              Agy      15,128      15,111
  99-42 SA Inv Fl IO
   1.58%, 10/25/28              Agy     151,954       6,200
  186 IO
   8.00%, 8/1/27                Agy       8,028       2,268
  191 IO
   8.00%, 1/1/28                Agy      12,084       3,370
  270 2 IO
   8.50%, 9/1/23                Agy      36,065       9,777
  274 2 IO
   8.50%, 10/1/25               Agy       4,441       1,185
  281 2 IO
   9.00%, 11/1/26               Agy       6,172       1,676
  291 2 IO
   8.00%, 11/1/27               Agy      31,949       8,831
  296 2 IO
   8.00%, 4/1/24                Agy      31,641       8,775
  G92-53 S Inv Fl IO REMIC
   23.344%, 9/25/22             Agy         857         531

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Government National Mortgage
Association,
  Series:
  96-12 S Inv Fl IO REMIC
   1.875%, 6/16/26              Tsy    $    769  $       38
  96-13 S Inv Fl IO REMIC
   2.525%, 7/16/11              Tsy         352          21
  96-17 S Inv Fl IO REMIC
   2.925%, 8/16/26              Tsy       1,211          63
  99-32 SB Inv Fl IO
    REMIC
   1.378%, 7/16/27              Tsy      73,911       2,993
  99-34 SC Inv Fl IO
   3.22%, 9/16/19               Tsy      59,151       3,336
  99-38 SM Inv Fl IO
   1.778%, 5/16/26              Tsy      66,141       3,261
+ Kidder Peabody Mortgage
  Assets Trust,
  Series 87 B IO CMO
   9.50%, 4/22/18               Aaa          32           7
-----------------------------------------------------------
GROUP TOTAL                                          85,165
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.4%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21              AAA       2,849       2,911
(++)## Kidder Peabody
  Funding Corp.,
  Series 92-4 B2
   8.285%, 5/28/22
   (acquired
   8/5/92-3/17/99, cost
   $2,833)                      N/R       2,834       2,834
## Morserv, Inc.,
  Series 96-2 1A1
   7.472%, 11/25/26             AAA       9,095       9,107
-----------------------------------------------------------
GROUP TOTAL                                          14,852
-----------------------------------------------------------
COMMERCIAL MORTGAGES (1.8%)
Asset Securitization Corp.,
  Series:
  96-MD6 A1C
   7.04%, 11/13/26              AAA       8,005       7,876
  +## 97-D5 PS1 IO
   1.614%, 2/14/41              Aaa      90,210       7,096
(+) Beverly Finance
  Corp.,
  Series 94-1
   8.36%, 7/15/04               AA-         125         129
(+) Carousel Center
  Finance, Inc.,
  Series:
  1 A1
   6.828%, 11/15/07             AA        6,090       6,044
  1 C
   7.527%, 11/15/07             BBB+      3,507       3,492
(+) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15               AA        5,098       5,387

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
(+) Crystal Run
  Properties, Inc.,
  Series A
   7.393%, 8/15/11              AA     $ 12,305  $   12,280
(+)## DLJ Mortgage
  Acceptance Corp.,
  Series 97-CF1 S IO
   1.086%, 3/15/17              AAA      71,134       2,791
+## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  96-C1 X2 IO
   2.027%, 3/15/21              Aaa      29,159       1,673
  97-C2 X IO
   1.264%, 4/15/27              Aaa     150,095       7,275
+## GS Mortgage
  Securities Corp. II,
  Series 97-GL X2 IO
   1.066%, 7/13/30              Aaa      32,788       1,230
Nomura Asset
  Securities Corp.,
  Series:
  94-MD1 A1B
   8.026%, 3/15/18              N/R          70          70
  ## 94-MD1 A2
   8.24%, 3/15/18               N/R          65          65
  ## 94-MD1 A3
   8.026%, 3/15/18              N/R       4,239       4,262
(+) Park Avenue Finance Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07               N/R      10,671      10,803
(+) Prime Property Fund,
  Series 1 A
   6.633%, 7/23/03              AA        4,661       4,601
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.463%, 2/25/28              N/R      24,154       1,345
  96-CFL X1A IO
   0.830%, 2/25/28              N/R      12,933          56
  96-CFL X2 IO
   0.337%, 2/25/28              N/R       5,823          95
-----------------------------------------------------------
GROUP TOTAL                                          76,570
-----------------------------------------------------------
ENERGY (0.8%)
CMS Energy Corp.
   7.50%, 1/15/09               BB        9,705       8,683
Conoco, Inc.
   6.95%, 4/15/29               A-       25,815      23,869
(a)Mobile Energy Services
  LLC
   8.665%, 1/1/17               D         8,204       1,641
-----------------------------------------------------------
GROUP TOTAL                                          34,193
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
FEDERAL AGENCY (13.0%)
Federal Home Loan
  Mortgage Corporation
   6.625%, 9/15/09              Agy    $152,485  $  150,674
Federal National Mortgage
  Association
   (!!) 6.25%, 5/15/29            Agy     134,875     124,380
   7.125%, 6/15/10              Agy     192,605     197,330
   7.125%, 1/15/30              Agy      57,895      59,704
   7.25%, 5/15/30               Agy      25,825      27,092
-----------------------------------------------------------
GROUP TOTAL                                         559,180
-----------------------------------------------------------
FINANCE (11.3%)
(+) Anthem Insurance Cos., Inc.
   9.125%, 4/1/10               BBB+     10,195       9,538
  Series A
   9.00%, 4/1/27                BBB+     10,420       8,480
Bank One Corp.
   7.625%, 10/15/26             A-        7,140       6,863
   8.00%, 4/29/27               A-        9,870       9,891
BankAmerica Capital Corp.
   5.875%, 2/15/09              A+        8,135       7,403
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26               A        14,950      13,642
Chase Manhattan Corp.
   6.00%, 2/15/09               A         8,860       8,131
   7.00%, 11/15/09              A         4,620       4,519
Citicorp, Inc.
  Series F
   6.375%, 11/15/08             A+       10,565       9,973
Citigroup, Inc.
   6.625%, 1/15/28              AA-       9,005       7,990
EOP Operating LP
   6.763%, 6/15/07              BBB       3,825       3,611
   6.80%, 1/15/09               BBB       4,185       3,887
   7.25%, 6/15/28               BBB       2,275       1,939
   7.50%, 4/19/29               BBB+     11,615      10,197
Equitable Companies, Inc.
   6.50%, 4/1/08                A+       10,310       9,710
   7.00%, 4/1/28                A+        1,960       1,751
(+) Equitable Life
  Assurance Society of
  the U.S.
  Series 1A
   6.95%, 12/1/05               A+       11,182      11,014
(+) Farmers Exchange
  Capital
   7.05%, 7/15/28               A+        8,277       6,846
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24               A+       15,110      14,980
(+) Florida Property &
  Casualty
   7.375%, 7/1/03               A-        7,820       7,776
Ford Motor Credit Co.
   7.375%, 10/28/09             A        18,615      18,212
(!!) General Electric
  Capital Corp.
   7.375%, 1/19/10              AAA      20,795      21,347

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
General Motors Acceptance
  Corp.
   7.75%, 1/19/10               A      $  8,975  $    9,074
GS Holdings Escrow Corp.
   7.125%, 8/1/05               BB+      18,435      17,203
(+) Goldman Sachs Group
  LP
   6.50%, 2/25/09               A        14,685      13,694
Hartford Financial
  Services Group, Inc.
   7.90%, 6/15/10               A        13,415      13,796
HMH Properties,
  Series A
   7.875%, 8/1/05               BB        5,670       5,344
Household Finance Corp.
   5.875%, 2/1/09               A        15,240      13,655
   8.00%, 7/15/10               A         8,670       8,911
(+) John Hancock
  Financial Services,
  Inc.
   7.375%, 2/15/24              AA-      14,500      13,460
Lehman Brothers Holdings,
  Inc.
   8.25%, 6/15/07               A         8,310       8,588
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23               A+       14,090      12,335
   7.80%, 11/1/25               A+        8,750       8,415
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24               A        18,225      15,326
(+) New England Mutual,
  Series DTC
   7.875%, 2/15/24              A+          750         732
(+) New York Life
  Insurance Co.
   7.50%, 12/15/23              AA-       5,820       5,201
PNC Funding Corp.
   7.50%, 11/1/09               BBB+      5,915       5,903
(+) PNC Institutional Capital,
  Series A
   7.95%, 12/15/26              BBB+     12,205      11,021
(+) Prime Property
  Funding II, Inc.
   6.80%, 8/15/02               A        10,885      10,740
   7.00%, 8/15/04               A         7,855       7,673
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25                A-       25,570      25,861
State Street Corp.
   7.65%, 6/15/10               A         9,120       9,325
Washington Mutual Capital
  I, Inc.
   8.375%, 6/1/27               BBB-      6,855       6,226
Washington Mutual, Inc.
   8.25%, 4/1/10                BBB       6,595       6,752
  Series A
   8.206%, 2/1/27               BBB-      9,055       8,077
Wells Fargo & Co.
   7.55%, 6/21/10               A+       19,315      19,617

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13                AA-    $  9,405  $    9,012
  96 WFP-D
   6.95%, 9/1/13                AA-      24,060      22,977
-----------------------------------------------------------
GROUP TOTAL                                         486,618
-----------------------------------------------------------
INDUSTRIALS (10.0%)
Adelphia Communications Corp.
   7.875%, 5/1/09               B+        2,710       2,266
   9.375%, 11/15/09             B+       10,645       9,647
Albertson's, Inc.
   7.45%, 8/1/29                A        15,810      14,217
Alcoa, Inc.
   7.375%, 8/1/10               A+        4,085       4,131
Clear Channel
  Communications, Inc.
   7.65%, 9/15/10               BBB-     11,435      11,333
Columbia/HCA
  Healthcare Corp.
   7.19%, 11/15/15              BB+       9,165       7,636
   7.58%, 9/15/25               BB+       9,650       8,122
   8.70%, 2/10/10               BB+       1,290       1,286
   9.00%, 12/15/14              BB+       5,925       5,900
Continental Airlines,
  Inc.,
  Series 97-1A
   7.461%, 4/1/15               AA+       2,354       2,316
CSC Holdings, Inc.
   7.25%, 7/15/08               BB+       1,530       1,443
   7.875%, 12/15/07             BB+      10,500      10,315
   8.125%, 3/15/29              BB+       1,240       1,230
DaimlerChrysler N.A.
  Holdings Corp.
   8.00%, 6/15/10               A+        8,125       8,361
Delphi Automotive Systems
  Corp.
   7.125%, 5/1/29               BBB       5,050       4,327
Dow Chemical Co.
   7.375%, 11/1/29              A         4,890       4,733
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10               BB+       8,390       6,351
  94-K1 A1
   7.60%, 8/15/07               BB+       5,060       4,307
  94-K2 A2
   9.35%, 8/15/19               BB+       3,755       2,804
Federated Department
  Stores, Inc.
   6.90%, 4/1/29                BBB+     17,645      13,922
   7.00%, 2/15/28               BBB+      3,960       3,155
(+) Florida Windstorm
   7.125%, 2/25/19              AAA      18,655      17,520
Ford Motor Co.
   6.625%, 10/1/28              A        21,760      18,226
   7.45%, 7/16/31               A         4,040       3,760

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Fred Meyer, Inc.
   7.375%, 3/1/05               BBB-   $ 11,700  $   11,602
   7.45%, 3/1/08                BBB-      3,440       3,345
Honeywell International,
  Inc.
   7.50%, 3/1/10                A         3,670       3,741
Host Marriott LP
   8.375%, 2/15/06              BB          665         638
International Game
  Technology
   8.375%, 5/15/09              BB+       9,875       9,653
Kmart Funding Corp.
  Series F
   8.80%, 7/1/10                BB+       2,938       2,590
Kroger Co.
   8.00%, 9/15/29               BBB-      1,455       1,390
   8.05%, 2/1/10                BBB-      8,440       8,510
Lenfest Communications, Inc.
   7.625%, 2/15/08              BBB      13,225      13,242
Lockheed Martin Corp.
   8.20%, 12/1/09               BBB-      4,035       4,208
   8.50%, 12/1/29               BBB-     15,440      16,322
Lowe's Companies, Inc.
   6.50%, 3/15/29               A        22,125      18,294
Lucent Technologies, Inc.
   6.45%, 3/15/29               A        14,795      12,364
News America Holdings,
  Inc.
   7.275%, 2/1/24               BBB-      3,211       2,980
   8.875%, 4/26/23              BBB-      4,130       4,280
News America, Inc.
   7.275%, 6/30/28              BBB-     16,080      14,059
(+) Oxymar
   7.50%, 2/15/16               BBB-      7,435       5,556
Pharmacia Corp.
   6.60%, 12/1/28               AA-      22,500      20,065
(+) Raytheon Co.
   8.20%, 3/1/06                BBB-     11,640      12,037
   8.30%, 3/1/10                BBB-      3,545       3,709
Rockwell International
  Corp.
   6.70%, 1/15/28               A+        5,585       4,805
Saks, Inc.
   7.375%, 2/15/19              BB+      10,805       5,915
Scotia Pacific Co. LLC
   7.71%, 1/20/14               BBB       8,820       6,064
Sun Microsystems, Inc.
   7.65%, 8/15/09               BBB+      8,310       8,394
Tenet Healthcare Corp.
   8.00%, 1/15/05               BB+         905         897
Tenet Healthcare Corp.
   7.625%, 6/1/08               BB+       5,365       5,104
Time Warner Cos., Inc.
   6.625%, 5/15/29              BBB      10,445       8,890
U.S. Airways Corp., Pass
  Through Certificates
   8.11%, 2/20/17               AAA       8,555       8,700
USA Waste Services, Inc.
   7.00%, 7/15/28               BBB      13,585      11,165

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Wal-Mart Stores, Inc.
   6.875%, 8/10/09              AA     $  4,485  $    4,448
   7.55%, 2/15/30               AA       21,460      22,129
Waste Management, Inc.
   7.375%, 5/15/29              BBB       6,240       5,366
-----------------------------------------------------------
GROUP TOTAL                                         427,770
-----------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
Bank of America,
  Series A
   8.375%, 5/1/07               AAA           3           3
(++) Household Bank,
  Series 85-1 CMO
   7.94%, 5/1/02
   (acquired 6/22/94,
   cost $113)                   N/R          90          90
(++)## Magnolia Federal
  Bank,
  Series 84-2
   9.143%, 10/1/07
   (acquired 5/1/87, cost
   $405)                        N/R         413         422
## Resolution Trust
  Corp.,
  Series 92-5C CMO
   8.613%, 1/25/26              AA        1,687       1,687
Ryland Acceptance Corp.
  IV,
  Series 79-A
   6.65%, 7/1/11                AA        2,651       2,634
-----------------------------------------------------------
GROUP TOTAL                                           4,836
-----------------------------------------------------------
TELEPHONES (3.2%)
(!!) AT&T Corp.
   6.50%, 3/15/29               AA-      18,475      15,382
BellSouth
  Telecommunications,
  Inc.
   6.375%, 6/1/28               AA-      17,570      14,883
Global Crossing Holdings
  Ltd.
   9.125%, 11/15/06             BB       13,015      12,885
GTE Corp.
   6.94%, 4/15/28               A-       18,760      17,020
Intermedia
  Communications, Inc.,
  Series B:
   8.50%, 1/15/08               B         2,500       2,394
   8.60%, 6/1/08                B         8,960       8,602
   8.875%, 11/1/07              B         2,245       2,144
(!!) MCI WorldCom, Inc.
   6.95%, 8/15/28               A-       25,805      23,485
Nextel Communications, Inc.
   # 0.00%, 9/15/07             B        15,605      12,796
   9.375%, 11/15/09             B-        4,820       4,712

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
(+) Qwest Capital Funding
   7.90%, 8/15/10               BBB+   $  4,480  $    4,568
# Qwest Communications
  International, Inc.
  Series B
   0.00%, 2/1/08                BBB+     22,640      18,791
-----------------------------------------------------------
GROUP TOTAL                                         137,662
-----------------------------------------------------------
TRANSPORTATION (0.6%)
Continental Airlines,
  Series:
  98-1 A
   6.648%, 9/15/17              AA+      12,133      11,395
  99-1 A
   6.545%, 8/2/20               AA+       4,280       3,968
(+) Jet Equipment Trust,
  Series:
  94-A A11
   10.00%, 6/15/12              A+        1,580       1,762
  95-C
   10.69%, 11/1/13              BBB       8,245       9,017
-----------------------------------------------------------
GROUP TOTAL                                          26,142
-----------------------------------------------------------
U.S. TREASURY SECURITIES (0.0%)
U.S. Treasury Note
   3.625%, 7/15/02
   (Inflation Indexed)          Tsy          60          60
-----------------------------------------------------------
UTILITIES (0.5%)
CMS Panhandle Holdings
  Co.
   7.00%, 7/15/29               BBB-      2,230       1,870
(+) PSEG Energy Holdings,
  Inc.
   9.125%, 2/10/04              BBB-     10,545      10,778
(+) Southern Energy, Inc.
   7.90%, 7/15/09               BBB      10,280       9,749
-----------------------------------------------------------
GROUP TOTAL                                          22,397
-----------------------------------------------------------
YANKEE (4.7%)
Abbey National plc
   7.95%, 10/26/29              AA-      12,355      12,551
Ahold Finance USA, Inc.
   6.875%, 5/1/29               A-       14,645      12,090
(+) Bayer
  Hypo-Vereinsbank
   8.741%, 6/30/31              A-        2,055       1,946
Deutsche Telekom
  International Finance
   8.00%, 6/15/10               AA-      16,515      16,983
Glencore Nickel Property
  Ltd.
   9.00%, 12/1/14               BB+      14,940      12,475
Grupo Minero Mexicano
  S.A. de CV,
  Series A
   8.25%, 4/1/08                BB       13,875      12,279

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                            !!RATINGS       FACE
                            (STANDARD     AMOUNT       VALUE
(CONT'D)                    & POOR'S)      (000)      (000)!
------------------------------------------------------------
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17                 A      $ 16,480  $   15,066
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07               B         9,352       8,054
Multicanal S.A.
   10.50%, 2/1/07                BB+         855         680
   10.50%, 4/15/18               BB+       8,715       6,282
   13.125%, 4/15/09              BB+       1,250       1,133
(+) Oil Purchase Co.
   7.10%, 4/30/02                BB+       9,198       8,834
(+) Oil Purchase Co. II
   10.73%, 1/31/04               BB+       1,973       1,852
(+) Paiton Energy Funding
  BV
   9.34%, 2/15/14                CC       12,650       2,656
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17                 BB       17,500      14,623
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14               BBB+     12,295      11,687
Republic of Brazil
   11.00%, 8/17/40               B+       10,550       8,414
Republic of Colombia
   8.70%, 2/15/16                BB+      15,765      10,713
   11.75%, 2/25/20               BB+       4,715       3,990
Republic of Philippines
   10.625%, 3/16/25              BB+      10,725       9,078
(+) Unicredito Italiano
  Capital Trust II
   9.20%, 10/29/49               A-        2,255       2,270
United Mexican States
  Par Bond
   10.375%, 2/17/09              BB+       5,025       5,467
(+) Vodafone AirTouch plc
   7.75%, 2/15/10                A-        7,160       7,317
   7.875%, 2/15/30               A-       16,725      16,983
------------------------------------------------------------
GROUP TOTAL                                          203,423
------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $5,151,540)    5,052,275
------------------------------------------------------------
PREFERRED STOCK (1.1%)
------------------------------------------------------------
                                          SHARES
                                          ------
MORTGAGE-OTHER (1.1%)
(+)+ Home Ownership
  Funding Corp.
   13.331% (Cost $45,746)        Aaa      60,725      45,538
------------------------------------------------------------
RIGHTS (0.0%)
------------------------------------------------------------
MISC-INDUSTRIALS (0.0%)
*@ United Mexican States
  Recovery Rights,
  expiring 6/30/03 (Cost
  $0)                            N/R    10,975,000         --
------------------------------------------------------------
                            !!RATINGS       FACE
                            (STANDARD     AMOUNT       VALUE
                            & POOR'S)      (000)      (000)!
------------------------------------------------------------
STRUCTURED INVESTMENT (0.0%)-SEE NOTE A6
------------------------------------------------------------
Morgan Guaranty Trust
  Company, 11/20/05;
  monthly payments equal
  to 1% per annum of the
  outstanding notional
  balance, indexed to GNMA
  ARM pools (Cost $4,739)        N/R    $ 66,868  $    1,067
------------------------------------------------------------
CASH EQUIVALENTS (21.9%)
------------------------------------------------------------
DISCOUNT NOTES (18.9%)
Federal Home Loan Bank
   6.36%, 12/13/00                        30,000      29,613
   6.40%, 10/4/00                         76,000      75,959
   6.40%, 10/25/00                        50,000      49,787
   6.40%, 11/17/00                        50,000      49,582
   6.40%, 11/29/00                        46,000      45,517
   6.40%, 10/20/00                        50,000      49,831
   6.43%, 10/11/00                        43,700      43,622
Federal Home Loan Mortgage
  Corporation
   6.39%, 11/14/00                         9,100       9,029
   6.41%, 10/31/00                        50,000      49,733
   6.42%, 10/26/00                        50,000      49,777
   6.43%, 10/3/00                         50,000      49,982
   6.43%, 10/10/00                        56,000      55,910
   6.43%, 10/12/00                        50,000      49,902
Federal National Mortgage
  Association
   6.39%, 11/22/00                        50,000      49,539
   6.42%, 10/25/00                        65,000      64,722
   6.43%, 10/26/00                        90,000      89,598
------------------------------------------------------------
GROUP TOTAL                                          812,103
------------------------------------------------------------
REPURCHASE AGREEMENT (3.0%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $129,049,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $130,270    128,980     128,980
------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $941,083)               941,083
------------------------------------------------------------
TOTAL INVESTMENTS (140.6%) (Cost $6,143,108)       6,039,963
------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                    VALUE
                                                    (000)!
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-40.6%)
Cash                                              $      426
Dividends Receivable                                   2,024
Interest Receivable                                   45,360
Receivable for Investments Sold                       51,000
Receivable for Forward Commitments                   440,761
Receivable for Fund Shares Sold                        5,408
Unrealized Gain on Swap Agreements                     6,685
Investments Held as Collateral for Loaned
  Securities                                         259,146
Other Assets                                             384
Payable to Broker                                     (7,116)
Payable for Investments Purchased                     (3,185)
Payable for Forward Commitments                   (2,276,309)
Payable for Fund Shares Redeemed                      (2,740)
Payable for Investment Advisory Fees                  (4,263)
Payable for Administrative Fees                         (296)
Payable for Shareholder Servicing
  Fees-Investment Class                                   (7)
Payable for Distribution Fees-Adviser Class              (29)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (322)
Payable for Variation Margin on Futures
  Contracts                                           (1,235)
Collateral on Securities Loaned, at Value           (259,146)
Other Liabilities                                       (258)
                                                  ----------
                                                  (1,743,712)
------------------------------------------------------------
NET ASSETS (100%)                                 $4,296,251
------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------
NET ASSETS
Applicable to 363,311,092 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                          $4,087,553
------------------------------------------------------------
NET ASSET VALUE PER SHARE                         $    11.25
------------------------------------------------------------
INVESTMENT CLASS
------------------------------------------------------------
NET ASSETS
Applicable to 5,682,486 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                   $   63,944
------------------------------------------------------------
NET ASSET VALUE PER SHARE                         $    11.25
------------------------------------------------------------
ADVISER CLASS
------------------------------------------------------------
NET ASSETS
Applicable to 12,880,771 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                          $  144,754
------------------------------------------------------------
NET ASSET VALUE PER SHARE                         $    11.24
------------------------------------------------------------

                                                   VALUE
                                                   (000)!
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $4,496,456
Undistributed Net Investment Income (Loss)           83,032
Undistributed Realized Net Gain (Loss)             (194,405)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                            (103,145)
  Futures and Swaps                                  14,313
-----------------------------------------------------------
NET ASSETS                                       $4,296,251
-----------------------------------------------------------

(++)    Restricted Security-Total market value of restricted
        securities owned at September 30, 2000 was $3,346,000 or
        0.1% of net assets.
!       See Note A1 to Financial Statements.
!!      Ratings are unaudited.
*       Non-income producing security
(+)     144A security. Certain conditions for public sale may
         exist.
(!!)    A portion of these securities was pledged to cover margin
         requirements for future contracts.
+       Moody's Investors Service, Inc. rating. Security is not
         rated by Standard & Poor's Corporation.
++      Security is fair valued by the Adviser.
(a)     Security is in default.
#       Step Bond-Coupon rate increases in increments to
         maturity. Rate disclosed is as of September 30, 2000.
         Maturity date disclosed is the ultimate maturity.
##      Variable or floating rate security-rate disclosed is as
         of September 30, 2000.
@       Value is less than $500.
CMO     Collateralized Mortgage Obligation
Inv Fl  Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate.
         Indicated rate is the effective rate at September 30,
         2000.
IO      Interest Only
N/R     Not rated by Moody's Investors Service, Inc. or Standard
         & Poor's Corporation.
PAC     Planned Amortization Class
PO      Principal Only
REMIC   Real Estate Mortgage Investment Conduit
TBA     Security is subject to delayed delivery. See Note A7 to
         Financial Statements.
YMA     Yield Maintenance Agreement

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

PERFORMANCE DISCUSSION: DOMESTIC FIXED INCOME PORTFOLIO

Due largely to the significant widening of yield spreads between the Treasury and non-Treasury sectors, the return on the Portfolio was 103 basis points behind the Salomon Broad Index for the fiscal year.

Relative performance was helped by the Portfolio's above-benchmark interest-rate risk position going into calendar year 2000, which generated favorable returns as long-term U.S. Treasury yields declined following the turn of the year. This position was trimmed over the course of the period, and the Portfolio ended the fiscal year pursuing a neutral interest rate strategy relative to the benchmark. The Portfolio's yield-curve strategy emphasized the 10-year sector for most of this period, which also added value; the Portfolio continued to overweight the 10-year sector as of the end of the fiscal year, while underweighting shorter-maturities and market-weighting longer-maturities.

The Portfolio's above-benchmark sensitivity to corporate, mortgage, and agency debt yield spreads detracted from relative performance, as these non-Treasury sectors significantly underperformed Treasury securities. The non-Treasury sectors lagged due to strong demand for Treasury securities amidst market fears of reduced supply of such bonds, and was not a function of deterioration in the timing and quality of the cash flows of the bonds held in the Portfolio.

Since the Portfolio is restricted to investment-grade securities issued by domestic entities, it could not take advantage of opportunities in either the yankee bond or the below-investment grade areas. The Portfolio continued to have an above-benchmark sensitivity to the non-Treasury sectors at the end of the fiscal year to take advantage of their extremely wide yield spreads, or risk premiums, at a time when their fundamental risks remained relatively low. Despite the lack of Treasury securities in the Portfolio, overall credit quality remained extremely high.

The Portfolio's long-term record reflects successful judgements about all of the key decisions that are part of the MAS fixed-income team's research-based, value-driven investment process. At fiscal year-end, the Portfolio was well positioned to take advantage of the extraordinarily attractive opportunities in the domestic investment-grade non-Treasury sectors, while continuing to pursue a high-quality, call-protected, diversified investment strategy.

                                                   MAS DOMESTIC FIXED          MAS DOMESTIC FIXED
                                                  INCOME INSTITUTIONAL           INCOME ADVISER             SALOMON BROAD
                                                  --------------------         ------------------           -------------
90                                                       1000                                                    1000
91                                                       1210                                                    1160
92                                                       1396                                                    1307
93                                                       1593                                                    1440
94                                                       1547                                                    1394
95                                                       1769                                                    1590
96                                                       1847                                                    1669
97                                                       2035                                                    1831
98                                                       2235                                                    2041
99                                                       2210                                                    2035
00                                                       2340                        2331                        2176

                        MAS DOMESTIC FIXED INCOME
                      ------------------------------    SALOMON BROAD
                      INSTITUTIONAL M      ADVISER O        INDEX
---------------------------------------------------------------------
One Year                   5.88%             5.68%          6.91%
Five Years                 5.76%             5.68%          6.47%
Ten Years                  8.87%             8.83%          8.09%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

M Represents an investment in the Institutional Class.

O Represents an investment in the Adviser Class which commenced operations
  3/1/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

On December 19, 1994, shareholders approved a change in the Portfolio's investment policies to emphasize fixed-income securities of domestic issuers rated A or higher. Shareholders then voted on May 1, 1997, to permit the Portfolio to invest a limited portion of its assets in fixed-income securities of domestic issuers rated BBB at the time of purchase. The Portfolio's performance pattern may have been affected by these changes.

* Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (113.0%)

-----------------------------------------------------------
                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
SEPTEMBER 30, 2000         & POOR'S)      (000)      (000)!
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (53.2%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   10.00%, 11/1/20              Agy    $    130  $      139
   11.50%, 8/1/19               Agy         228         254
   12.50%, 4/1/14               Agy           5           6
  Gold Pools:
   10.00%, 6/1/17-3/1/21        Agy         735         790
   12.00%, 11/1/19              Agy          56          62
  October TBA
   6.00%, 10/1/30               Agy      24,550      22,946
   6.50%, 10/1/30               Agy       9,550       9,171
   7.50%, 10/1/30               Agy       6,000       5,993
   8.00%, 10/1/30               Agy       3,150       3,195
   8.50%, 10/1/30               Agy       3,550       3,640
Federal National Mortgage
  Association,
  Conventional Pools:
   6.00%, 4/1/27-4/1/29         Agy      11,779      11,004
   9.50%, 2/1/20-8/1/21         Agy         801         849
   10.00%, 8/1/18-2/1/25        Agy         413         444
   10.50%, 11/1/10-2/1/28       Agy         628         684
   11.00%, 9/1/19-9/1/20        Agy         770         849
   11.50%, 11/1/19-9/1/25       Agy         446         499
  October TBA
   7.50%, 10/1/30               Agy       2,500       2,494
   8.00%, 10/1/30               Agy         600         608
   8.50%, 10/1/30               Agy       3,550       3,632
Government National
  Mortgage Association:
  Adjustable Rate
  Mortgages:
   6.00%, 2/20/27-9/20/27       Tsy       3,584       3,605
   6.50%,
     10/20/27-1/20/28           Tsy         681         683
   6.875%,
     4/20/25-6/20/25            Tsy         851         855
   7.00%, 2/20/25-8/20/25       Tsy         732         737
  Various Pools:
   9.00%, 11/15/17              Tsy         287         303
   9.50%,
     12/15/17-12/15/21          Tsy       2,143       2,282
   10.00%,
     8/15/17-4/15/28            Tsy       1,833       1,974
   10.50%,
     2/15/13-2/15/25            Tsy       3,339       3,646
   11.00%,
     12/15/09-7/15/20           Tsy         334         369
   11.50%, 8/15/13              Tsy         230         256
   12.00%,
     12/15/12-2/15/15           Tsy         134         150
  October TBA
   7.00%, 10/15/30              Tsy      15,850      15,607
-----------------------------------------------------------
GROUP TOTAL                                          97,726
-----------------------------------------------------------
ASSET BACKED CORPORATES (11.7%)
Arcadia Automobile
  Receivables Trust,
  Series 98-A A3
   5.90%, 11/15/02              AAA         249         248

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
-----------------------------------------------------------
Banc One Home Equity
  Trust,
  Series 99-1 A1
   6.06%, 1/25/12               AAA    $    232  $      229
Block Mortgage Finance
  Co.,
  Series 99-1 A1
   5.94%, 9/25/13               AAA         137         136
BMW Vehicle Owner Trust,
  Series 99-A A2
   6.16%, 12/25/01              AAA         442         441
Capital Auto Receivables
  Asset Trust,
  Series 99-1 A2
   5.58%, 6/15/02               AAA       1,475       1,468
Centex Home Equity,
  Series 99-2 A1
   5.91%, 4/25/19               AAA         341         338
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04               AAA         356         354
Citibank Credit Card
  Issuance Trust,
  Series 00-C1 C1
   7.45%, 9/15/05               BBB         525         526
Contimortgage Home Equity
  Loan Trust,
  Series 99-A A1
   6.01%, 12/25/13              AAA         172         171
CPS Auto Grantor Trust,
  Series 97-2 A
   6.65%, 10/15/02              AAA          47          47
Daimler Benz Auto Grantor
  Trust,
  Series 97-A A
   6.05%, 3/31/05               AAA          45          45
Delta Funding Home Equity
  Loan Trust,
  Series 98-4 A1F
   6.16%, 2/15/16               AAA          60          60
EQCC Home Equity Loan
  Trust,
  Series 99-3 A1F
   6.55%, 4/25/10               AAA         807         801
(+) First Merchants Auto
  Receivables Corp.,
  Series 97-2 A1
   6.85%, 11/15/02              AAA          17          17
First Security Auto
  Grantor Trust,
  Series:
  97-B A
   6.10%, 4/15/03               AAA         321         320
  98-A A
   5.97%, 4/15/04               AAA         209         208
## First USA Credit Card
  Master Trust,
  Series 97-10 A
   6.71%, 9/17/03               AAA         375         375

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
FleetBoston Home Equity
  Loan Trust,
  Series 98-2 A1
   6.28%, 11/25/10              AAA    $    113  $      112
Ford Credit Auto Owner
  Trust,
  Series:
  99-B A3
   5.47%, 9/15/01               AAA         421         421
  99-C A3
   5.77%, 11/15/01              AAA         803         801
  99-D A3
   6.20%, 4/15/02               AAA       1,517       1,513
Green Tree Financial
  Corp., Series:
  + 98-1 A2
   5.85%, 11/1/29               Aaa          36          36
  99-3 A2
   5.51%, 2/1/31                AAA         670         668
Green Tree Home Equity
  Loan Trust,
  Series 99-C A1
   5.99%, 7/15/30               AAA         374         373
Green Tree Lease Finance,
  Series 97-1 A3
   6.17%, 9/20/05               AAA         104         104
Greenpoint Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09              AAA         338         335
Harley-Davidson Eaglemark
  Motorcycle Trust,
  Series:
  99-1 A1
   5.25%, 7/15/03               AAA         236         235
  99-2 A1
   5.84%, 10/15/03              AAA         418         416
(+) Health Care
  Receivables
  Securitization Program,
  Series 97-1 A
   6.815%, 7/1/01               N/R         157         157
+ HFC Home Equity Loan,
  Series 99-1 A1
   6.83%, 12/20/16              Aaa         483         481
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04               AAA          48          48
MBNA Master Credit Card
  Trust,
  Series:
  00-1 A1
   6.90%, 1/15/08               AAA         690         694
  00-E
   7.80%, 10/15/12              AAA         755         798

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
MMCA Automobile Trust,
  Series:
  99-2 A1
   6.30%, 6/15/02               AAA    $    656  $      655
  00-1 A3
   7.00%, 6/15/04               AAA       1,140       1,145
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03              N/R         375         375
Navistar Financial Corp.
  Owner Trust,
  Series 99-A A2
   5.55%, 2/15/02               AAA         303         302
(+) New Holland Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02              AAA         603         602
Nissan Auto Receivables
  Grantor Trust,
  Series 98-A A
   5.45%, 4/15/04               AAA         596         590
+## Oakwood Mortgage
  Investors, Inc.,
  Series 99-B A1
   6.739%, 5/15/09              Aaa         361         361
Option One Mortgage Loan
  Trust,
  Series 99-2 A1
   5.88%, 5/25/29               AAA         275         272
Peco Energy Capital
  Trust,
  Series 00-A A3
   7.625%, 3/1/10               AAA         975       1,004
Premier Auto Trust,
  Series 99-3 A2
   5.82%, 2/8/02                AAA         711         710
(+) Rental Car Finance
  Corp.,
  Series 97-1 A2
   6.45%, 8/25/05               AA          450         444
+## Residential Funding
  Mortgage Securities I,
  Series 99-HI4 A1
   6.41%, 11/25/07              Aaa         301         300
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02              A-          250         249
  97-1 A
   7.35%, 5/15/03               A-          600         602
Union Acceptance Corp.,
  Series 96-B A
   6.45%, 7/9/03                AAA         332         330

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
USAA Auto Loan Grantor
  Trust,
  Series 97-1 A
   6.00%, 5/15/04               AAA    $    177  $      176
WFS Financial Owner
  Trust,
  Series 99-B A2
   5.83%, 4/20/02               AAA         422         421
-----------------------------------------------------------
GROUP TOTAL                                          21,514
-----------------------------------------------------------
ASSET BACKED MORTGAGES (0.1%)
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26              N/R       2,886          39
  (+) 96-3 A YMA
   10/25/26                     N/R       2,886           4
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28               AAA       1,771          24
  (+) 96-4 A11 YMA
   1/15/28                      AAA       1,771           2
  96-4 A12 IO
   1.05%, 1/15/28               AAA         313           3
  (+)@ 96-4 A12 YMA
   1/15/28                      AAA         313          --
  97-1 A10 IO
   1.10%, 3/15/28               AAA       2,138          33
  97-1 A10 YMA
   3/15/28                      N/R       2,138           3
-----------------------------------------------------------
GROUP TOTAL                                             108
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (2.7%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  63-SA Inv Fl IO
   1.50%, 6/17/27               Agy       1,440          56
  1887-SH Inv Fl IO
   10.54%, 3/15/24              Agy         450         107
  1911-C PO
   11/15/23                     Agy         527         356
  2141 SD Inv Fl IO
   1.53%, 4/15/29               Agy       2,697         195
  2171 B
   6.28%, 6/25/09               Agy       1,140       1,085
Structured Pass-Through
  Securities,
  Series T-15 A1
   5.83%, 12/25/13              Agy         178         176
Federal National Mortgage
  Association,
  Series:
  ## 92-43 FC REMIC
   7.26%, 10/25/21              Agy         130         130

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
  ## 94-73 F
   7.16%, 12/25/20              Agy    $     15  $       15
  97-53 IO PAC
   8.00%, 8/18/27               Agy         667         180
  ## 97-70 FA REMIC, PAC
    (11)
   7.075%, 7/18/20              Agy          68          68
  ## 98-22 FA REMIC
   7.02%, 4/18/28               Agy         309         308
  99-42 SA Inv Fl IO
   1.58%, 10/25/28              Agy       9,111         372
  191 IO
   8.00%, 1/1/28                Agy       1,487         415
  270 2 IO
   8.50%, 9/1/23                Agy         410         111
  281 2 IO
   9.00%, 11/1/26               Agy         442         120
  291 2 IO
   8.00%, 11/1/27               Agy         462         128
  296 2 IO
   8.00%, 4/1/24                Agy       2,018         560
Government National
  Mortgage Association,
  Series:
  97-14 SB Inv Fl
   2.68%, 9/16/27               Tsy       2,400         147
  99-30 SA Inv Fl IO
   1.98%, 8/16/29               Tsy       4,249         246
  99-32 SB Inv Fl IO
    REMIC
   1.378%, 7/16/27              Tsy       7,819         123
-----------------------------------------------------------
GROUP TOTAL                                           4,898
-----------------------------------------------------------
COMMERCIAL MORTGAGES (3.0%)
## American Southwest
  Financial Securities
  Corp.,
  Series 93-2 S1 IO
   1.13%, 1/18/09               N/R       4,916         131
Asset Securitization
  Corp.,
  Series 96-MD6 A1C
   7.04%, 11/13/26              AAA         300         295
(+) Carousel Center
  Finance, Inc.,
  Series 1 B
   7.188%, 10/15/07             A           325         323
Chase Commercial Mortgage
  Securities Corp.,
  Series 99-2 A2                AAA       1,100       1,102
   7.198%, 11/15/09
(+) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15               AA          230         243
(+)## DLJ Mortgage
  Acceptance Corp.,
  Series 97-CF1 S IO
   1.086%, 3/15/17              AAA       2,785         109
+ First Union-Chase
  Commercial Mortgage,
  Series 99-C2 A2
   6.645%, 4/15/09              Aaa         925         892

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
GMAC Commercial Mortgage
  Securities, Inc.,
  Series:
  + 96-C1 X2 IO
   2.027%, 3/15/21              Aaa    $  1,968  $      113
  +## 97-C2 X IO
   1.264%, 4/15/27              Aaa       3,317         161
  98-C2 A2
   6.42%, 8/15/08               AAA       1,175       1,131
Nomura Asset Securities
  Corp.,
  Series:
  94-MD1 A1B
   7.526%, 3/15/18              N/R          25          25
  ## 94-MD1 A2
   7.676%, 3/15/18              N/R         125         125
  + 97-D5 PS1 IO
   1.62%, 2/14/43               Aaa       2,602         205
(+) Park Avenue Finance
  Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07               N/R         365         370
(+) Prime Property Fund,
  Series 1 A
   6.633%, 7/23/03              AA          173         170
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.463%, 2/25/28              N/R       1,284          71
  96-CFL X1A IO
   0.830%, 2/25/28              N/R         691           3
  96-CFL X2 IO
   0.337%, 2/25/28              N/R         332           5
-----------------------------------------------------------
GROUP TOTAL                                           5,474
-----------------------------------------------------------
ENERGY (0.5%)
Conoco, Inc.
   6.95%, 4/15/29               A-        1,070         989
-----------------------------------------------------------
FEDERAL AGENCY (12.0%)
Federal National Mortgage
  Association,
   5.25%, 1/15/09               Agy       7,375       6,667
   (!!) 6.25%, 5/15/29          Agy       6,240       5,754
   7.125%, 6/15/10              Agy       8,700       8,913
   7.25%, 5/15/30               Agy         750         787
-----------------------------------------------------------
GROUP TOTAL                                          22,121
-----------------------------------------------------------
FINANCE (13.4%)
American General Finance
  Corp.
   6.75%, 11/15/04              A+          340         335
   7.50%, 7/15/25               AA-         280         268
(+) Anthem Insurance
  Cos., Inc.,
  Series A
   9.00%, 4/1/27                BBB+        430         350

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Associates Corp. of North
  America
   6.00%, 7/15/05               A+     $    600  $      575
Bank One Corp.
   6.00%, 2/17/09               A-          730         662
BankAmerica Capital Corp.
   5.875%, 2/15/09              A+          195         177
   6.25%, 4/1/08                A           345         323
Beneficial Corp.,
  Series F
   6.47%, 11/17/08              A           310         286
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26               A           150         137
Chase Manhattan Corp.
   6.00%, 2/15/09               A           415         381
   7.00%, 11/15/09              A           240         235
Citicorp, Inc.
  Series F
   6.375%, 11/15/08             A+          915         864
EOP Operating LP
   6.763%, 6/15/07              BBB         165         156
   7.25%, 6/15/28               BBB         300         256
   7.50%, 4/19/29               BBB+        365         320
Equitable Companies, Inc.
   6.50%, 4/1/08                A+          290         273
(+) Equitable Life
  Assurance Society of
  the U.S.,
  Series 1A
   6.95%, 12/1/05               A+          860         847
(+) Farmers Exchange
  Capital
   7.05%, 7/15/28               A+          455         376
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24               A+          475         471
(+) Fifty-Seventh Street
  Associates
   7.125%, 6/1/17               A           555         489
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03               A-          575         559
FleetBoston Financial
  Corp.
   6.625%, 2/1/04               A-          230         226
   6.625%, 12/1/05              A-          275         268
(+) Florida Property &
  Casualty
   7.375%, 7/1/03               A-          350         348
Ford Motor Credit Co.
   7.375%, 10/28/09             A           475         465
General Electric Capital
  Corp.
   7.25%, 5/3/04                AAA         775         787
   7.375%, 1/19/10              AAA         825         847
General Motors Acceptance
  Corp.
   7.75%, 1/19/10               A           575         581
(+) Goldman Sachs Group
  LP
   6.50%, 2/25/09               A+          435         406
Great Western Finance
  Corp.
  Series A
   8.206%, 2/1/27               BBB-   $    315  $      281
Hartford Life Corp.
   7.65%, 6/15/27               A      $    730  $      701

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Household Finance Corp.
   5.875%, 2/1/09               A      $    105  $       94
   8.00%, 7/15/10               A           630         647
(+) Hyatt Equities LLC
   7.00%, 5/15/02               BBB+        710         697
(+) John Hancock
  Financial Services,
  Inc.
   7.375%, 2/15/24              AA-         930         863
Lehman Brothers Holdings,
  Inc.
   8.25%, 6/15/07               A           310         320
Merck & Co., Inc.
   5.95%, 12/1/28               AAA         440         376
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23               A+          400         350
   7.80%, 11/1/25               A+          250         240
Nationsbank Corp.
   6.80%, 3/15/28               A           170         151
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24               A           755         635
(+) New England Mutual,
  Series DTC
   7.875%, 2/15/24              A+          350         341
Northern Trust Co.
   6.625%, 10/1/03              AA-         955         947
Norwest Financial, Inc.
   5.625%, 2/3/09               A+        1,035         920
(+) PNC Funding Corp.
   7.50%, 11/1/09               BBB+        270         269
PNC Institutional Capital
  Series A
   7.95%, 12/15/26              BBB+        495         447
(+) Prime Property
  Funding II, Inc.
   7.00%, 8/15/04               A           400         391
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25                A-        1,050       1,063
State Street Corp.
   7.65%, 6/15/10               A+          360         368
Suntrust Banks, Inc.
   7.75%, 5/1/10                A           385         393
Washington Mutual Capital
  I, Inc.
   8.375%, 6/1/27               BBB-        180         163
Washington Mutual, Inc.
   8.25%, 4/1/10                BBB         420         430
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13                AA-         457         438
  96 WFP-D
   6.95%, 9/1/13                AA-         850         812
-----------------------------------------------------------
GROUP TOTAL                                          24,605
-----------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
INDUSTRIALS (12.7%)
Albertson's, Inc.
   7.45%, 8/1/29                A      $    620  $      558
(+) Alcoa, Inc.
   7.375%, 8/1/10               A+          220         222
Becton, Dickinson & Co.
   6.70%, 8/1/28                A+          660         564
Clear Channel
  Communications, Inc.
   7.65%, 9/15/10               BBB-        750         743
Comcast Cable
  Communications
   6.20%, 11/15/08              BBB         395         364
Continental Airlines,
  Inc.,
  Series 97-1 A
   7.461%, 4/1/15               AA+         329         324
DaimlerChrysler N.A.
  Holdings Corp.
   7.20%, 9/1/09                A+          745         728
Dayton Hudson Corp.
   6.65%, 8/1/28                A           320         274
   6.75%, 1/1/28                A-          285         247
Delphi Automotive Systems
  Corp.
   7.125%, 5/1/29               BBB         200         171
Federated Department
  Stores, Inc.
   6.30%, 4/1/09                BBB+        155         135
   (!!) 6.90%, 4/1/29           BBB+        675         533
   7.00%, 2/15/28               BBB+         85          68
(+) Florida Windstorm
   7.125%, 2/25/19              AAA       1,160       1,089
Ford Motor Credit Co.
   6.625%, 10/1/28              A         1,240       1,040
   7.45%, 7/16/31               A           255         237
Hertz Corp.
   7.625%, 8/15/07              A-          755         754
Home Depot, Inc.
   6.50%, 9/15/04               AA-         825         819
Honeywell International,
  Inc.
   7.50%, 3/1/10                A           195         199
Johnson & Johnson
   6.625%, 9/1/09               AAA         975         954
Kroger Co.
   7.70%, 6/1/29                BBB-        710         656
   8.05%, 2/1/10                BBB-        175         176
Lockheed Martin Corp.
   8.20%, 12/1/09               BBB-        700         730
Lowe's Companies, Inc.
   6.50%, 3/15/29               A           625         517
   6.875%, 2/15/28              A           380         331
Lucent Technologies, Inc.
   6.45%, 3/15/29               A         1,100         919
May Department Stores Co.
   6.70%, 9/15/28               A+        1,010         844
Monsanto Co.
   6.60%, 12/1/28               AA-         910         812
Neiman Marcus Group, Inc.
   6.65%, 6/1/08                BBB         685         618

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
News America Holdings,
  Inc.
   7.75%, 1/20/24               BBB-   $    240  $      223
   7.75%, 2/1/24                BBB-        440         408
   8.875%, 4/26/23              BBB-        295         306
Procter & Gamble Co.
   6.60%, 12/15/04              AA        1,010       1,007
(+) Raytheon Co.
   8.20%, 3/1/06                BBB-        445         460
   8.30%, 3/1/10                BBB-         90          94
Rockwell International
  Corp.
   6.70%, 1/15/28               A+          700         602
Sun Microsystems, Inc.
   7.65%, 8/15/09               BBB+        370         374
Time Warner Cos., Inc.
   6.625%, 5/15/29              BBB         140         119
   7.25%, 9/1/08                BBB         210         208
U.S. Airways Corp.,
  Pass-Through
  Certificates
   8.11%, 2/20/17               AAA         330         336
  Series 98-1
   6.85%, 1/30/18               A+          856         769
United Technologies Corp.
   6.70%, 8/1/28                A+        1,205       1,085
Wal-Mart Stores, Inc.
   6.875%, 8/10/09              AA        1,700       1,686
-----------------------------------------------------------
GROUP TOTAL                                          23,303
-----------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
## Gemsco Mortgage Pass
  Through Certificate,
  Series 87-A
   8.635%, 11/25/10             AA          120         120
## Resolution Trust
  Corp.,
  Series 92-5C CMO
   8.613%, 1/25/26              AA           16          17
-----------------------------------------------------------
GROUP TOTAL                                             137
-----------------------------------------------------------
TELEPHONES (2.3%)
(!!) AT&T Corp.
   6.50%, 3/15/29               AA-         700         583
BellSouth
  Telecommunications,
  Inc.
   6.375%, 6/1/28               AA-         745         631
Comcast Cable
  Communications
   8.375%, 5/1/07               BBB         185         193
GTE Corp.
   6.94%, 4/15/28               A+        1,190       1,080
MCI Communications Corp.
   6.95%, 8/15/06               A-          170         167
MCI WorldCom, Inc.
   6.95%, 8/15/28               A-          890         810
(+) Qwest Capital Funding
   7.90%, 8/15/10               BBB+        720         734
-----------------------------------------------------------
GROUP TOTAL                                           4,198
-----------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
TRANSPORTATION (0.8%)
Continental Airlines,
  Inc.,
  Series 99-1 A
   6.545%, 8/2/20               AA+    $    428  $      397
(+) Jet Equipment Trust,
  Series 94-A A11
   10.00%, 6/15/12              A+          395         440
# United Parcel Service
   8.375%, 4/1/20               AAA         575         635
-----------------------------------------------------------
GROUP TOTAL                                           1,472
-----------------------------------------------------------
UTILITIES (0.5%)
CMS Panhandle Holdings
  Co.
   7.00%, 7/15/29               BBB-        640         537
(+) Southern Energy, Inc.
   7.90%, 7/15/09               BBB         360         341
-----------------------------------------------------------
GROUP TOTAL                                             878
-----------------------------------------------------------
TOTAL FIXED INCOME (Cost $210,959)                  207,423
-----------------------------------------------------------
PREFERRED STOCK (0.5%)
-----------------------------------------------------------
                                         SHARES
                                         ------
MORTGAGE-OTHER (0.5%)
(+)+ Home Ownership
  Funding Corp.
   13.331% (Cost $869)          Aaa       1,200         900
-----------------------------------------------------------
CASH EQUIVALENTS (22.0%)
-----------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
                                        -------
DISCOUNT NOTES (14.1%)
Federal Home Loan Bank
   6.405%, 10/4/00              Agy    $  8,000       7,996
Federal Home Loan Mortgage
  Corporation
   6.21%, 11/14/00              Agy       8,000       7,938
Federal National Mortgage
  Association
   6.19%, 11/22/00              Agy      10,000       9,907
-----------------------------------------------------------
GROUP TOTAL                                          25,841
-----------------------------------------------------------
REPURCHASE AGREEMENT (7.9%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $14,460,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $14,597     14,452      14,452
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $40,293)                40,293
-----------------------------------------------------------
TOTAL INVESTMENTS (135.5%) (Cost $252,121)          248,616
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                   VALUE
                                                   (000)+
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-35.5%)
Dividends Receivable                             $       40
Interest Receivable                                   2,002
Receivable for Investments Sold                       4,797
Receivable for Fund Shares Sold                         199
Investments Held as Collateral for Loaned
  Securities                                         15,563
Unrealized Gain on Swap Agreements                      491
Other Assets                                             12
Payable for Bank Overdraft                           (3,613)
Payable for Investments Purchased                    (1,827)
Payable for Forward Commitments                     (66,859)
Payable for Fund Shares Redeemed                        (73)
Payable for Investment Advisory Fees                   (147)
Payable for Administrative Fees                         (12)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (11)
Payable for Variation Margin on Futures
  Contracts                                             (64)
Collateral on Securities Loaned, at Value           (15,563)
Other Liabilities                                       (42)
                                                 ----------
                                                    (65,107)
-----------------------------------------------------------
NET ASSETS (100%)                                $  183,509
-----------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 17,381,828 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $  181,884
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                        $    10.46
-----------------------------------------------------------
ADVISER CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 155,800 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $    1,625
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                        $    10.43
-----------------------------------------------------------

                                                   VALUE
                                                   (000)!
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $  191,703
Undistributed Net Investment Income (Loss)            3,136
Undistributed Realized Net Gain (Loss)               (8,473)
Unrealized Appreciation (Depreciation) on:
   Investment Securities                             (3,505)
   Futures and Swaps                                    648
-----------------------------------------------------------
NET ASSETS                                       $  183,509
-----------------------------------------------------------

!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public sale may
        exist.
(++)   A portion of these securities was pledged to cover
        margin requirements for futures contracts.
+      Moody's Investors Service, Inc. rating. Security is not
        rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30, 2000.
        Maturity date disclosed is the ultimate maturity.
##     Variable or floating rate securities-rate disclosed is
        as of September 30, 2000.
@      Value is less than $500.
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate.
        Indicated rate is the effective rate at September 30,
        2000.
IO     Interest Only
N/R    Not rated by Moody's Investors Service, Inc. or Standard
        & Poor's Corporation.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note A7 to
        Financial Statements.
YMA    Yield Maintenance Agreement

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

PERFORMANCE DISCUSSION: FIXED INCOME II PORTFOLIO

Due largely to the significant widening of yield spreads between the Treasury and non-Treasury sectors, the return on the Portfolio was 43 basis points behind the Salomon Broad Index for the fiscal year.

Relative performance was helped by the Portfolio's above-benchmark interest-rate risk position going into calendar year 2000, which generated favorable returns as long-term U.S. Treasury yields declined following the turn of the year. This position was trimmed over the course of the period, and the Portfolio ended the fiscal year pursuing a neutral interest rate strategy relative to the benchmark. The Portfolio's yield-curve strategy emphasized the 10-year sector for most of this period, which also added value; the Portfolio continued to overweight the 10-year sector as of the end of the fiscal year, while underweighting shorter-maturities and market-weighting longer-maturities.

The Portfolio's above-benchmark sensitivity to corporate, mortgage, and agency debt yield spreads detracted from relative performance, as these non-Treasury sectors significantly underperformed Treasury securities. The non-Treasury sectors lagged due to strong demand for Treasury securities amidst market fears of reduced supply of such bonds, and was not a function of deterioration in the timing and quality of the cash flows of the bonds held in the Portfolio.

Since the Portfolio is restricted to investment-grade securities, it could not take advantage of opportunities in the below-investment grade area. The Portfolio continued to have an above-benchmark sensitivity to the non-Treasury sectors at the end of the fiscal year to take advantage of their extremely wide yield spreads, or risk premiums, at a time when their fundamental risks remained relatively low. Despite the lack of Treasury securities in the Portfolio, overall credit quality remained extremely high. The allocation to non-dollar bonds was zero for the entire period, as it remained difficult to identify superior opportunities among high-quality non-dollar securities relative to dollar-denominated alternatives.

The Portfolio's long-term record reflects successful judgements about all of the key decisions that are part of the MAS fixed-income team's research-based, value-driven investment process. At fiscal year-end, the Portfolio was well positioned to take advantage of the extraordinarily attractive opportunities in the investment-grade non-Treasury sectors while continuing to pursue a high-quality, call-protected, diversified investment strategy.

                                                                    MAS FIXED INCOME II                 SALOMON BROAD
                                                                    -------------------                 -------------
90                                                                        1000                               1000
91                                                                        1196                               1160
92                                                                        1352                               1307
93                                                                        1535                               1440
94                                                                        1462                               1394
95                                                                        1668                               1590
96                                                                        1770                               1669
97                                                                        1957                               1831
98                                                                        2138                               2041
99                                                                        2126                               2036
00                                                                        2264                               2176

                                   MAS FIXED      SALOMON BROAD
                                   INCOME II          INDEX
---------------------------------------------------------------
One Year                             6.48%            6.91%
Five Years                           6.30%            6.47%
Ten Years                            8.51%            8.09%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

On May 12, 1997, shareholders approved a change in the Portfolio's investment policies to allow the Portfolio to invest in fixed-income securities of domestic issuers rated BBB or higher at the time of purchase. The Portfolio's performance pattern may have been affected by this change.

* Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME II
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (121.0%)

-----------------------------------------------------------
                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
SEPTEMBER 30, 2000         & POOR'S)      (000)      (000)!
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (57.1%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   8.25%, 10/1/06               Agy    $     37  $       38
   10.00%, 9/1/17-11/1/20       Agy         466         498
   10.25%, 7/1/09               Agy         103         111
   11.00%, 1/1/16               Agy         143         155
   11.25%, 9/1/10-12/1/14       Agy         149         162
  Gold Pools:
   10.00%, 10/1/19-1/1/21       Agy         786         846
   10.50%, 3/1/16               Agy         441         482
  October TBA
   6.00%, 10/1/29               Agy      15,250      14,253
   7.50%, 10/1/30               Agy       8,300       8,290
   8.00%, 10/1/30               Agy       3,400       3,448
   8.50%, 10/1/30               Agy       5,750       5,896
Federal National Mortgage
  Association,
  Conventional Pools:
   6.00%, 4/1/29                Agy      28,918      27,015
   9.00%, 2/1/17                Agy         648         679
   9.50%, 5/1/28                Agy       1,447       1,534
   10.00%, 3/1/20-5/1/22        Agy       1,281       1,377
   10.50%, 11/1/17-2/1/28       Agy         503         548
   10.75%, 8/1/13               Agy          22          24
   11.00%, 4/1/21               Agy       1,128       1,247
   11.25%, 8/1/13               Agy          77          85
   11.50%, 1/1/17-9/1/25        Agy         327         366
  October TBA
   6.00%, 10/1/29               Agy      17,050      15,924
   7.50%, 10/1/30               Agy       7,700       7,681
   8.00%, 10/1/30               Agy       3,700       3,747
   8.50%, 10/1/30               Agy       4,950       5,065
Government National
  Mortgage Association:
  Adjustable Rate
  Mortgages:
   6.375%,
     2/20/25-3/20/25            Tsy       2,097       2,111
   6.50%,
     10/20/27-12/20/27          Tsy       4,355       4,374
   6.875%,
     4/20/25-6/20/25            Tsy       2,042       2,053
   7.00%,
     2/20/25-11/20/25           Tsy       2,885       2,901
   7.125%, 7/20/25              Tsy         279         281
   7.375%,
     4/20/25-6/20/25            Tsy       1,491       1,499
   11.50%, 1/20/18              Tsy           6           7
  Various Pools:
   9.00%, 11/15/17              Tsy       1,727       1,820
   9.50%,
     12/15/17-9/15/28           Tsy       6,267       6,673
   10.00%,
     11/15/09-10/15/28          Tsy       8,853       9,534
   10.50%,
     3/15/19-5/15/19            Tsy          62          68
   11.00%,
     2/15/10-2/15/19            Tsy         550         608
  October TBA
   7.00%, 10/15/29              Tsy      28,450      28,014
-----------------------------------------------------------
GROUP TOTAL                                         159,414
-----------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
-----------------------------------------------------------
ASSET BACKED CORPORATES (12.4%)
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03              AAA    $    828  $      827
  97-D A3
   6.20%, 5/15/03               AAA         608         606
  98-A A3
   5.90%, 11/15/02              AAA         433         433
Banc One Home Equity
  Trust,
  Series 99-1 A1
   6.06%, 1/25/12               AAA         602         595
BMW Vehicle Owner Trust,
  Series 99-A A2
   6.16%, 12/25/01              AAA         850         848
Centex Home Equity,
  Series 99-2 A1
   5.91%, 4/25/19               AAA         770         764
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04               AAA         260         259
Citibank Credit Card
  Issuance Trust,
  Series 00-C1
   7.45%, 9/15/05               BBB         840         841
Contimortgage Home Equity
  Loan Trust,
  Series 99-A A1
   6.01%, 12/25/13              AAA         489         486
CPS Auto Grantor Trust,
  Series 97-2 A
   6.65%, 10/15/02              AAA         114         114
Daimler Benz Auto Grantor
  Trust,
  Series 97-A A
   6.05%, 3/31/05               AAA         124         124
EQCC Home Equity Loan
  Trust,
  Series 99-3 A1F
   6.55%, 4/25/10               AAA       1,588       1,576
(+) First Merchants Auto
  Receivables Corp.,
  Series 97-2 A1
   6.85%, 11/15/02              AAA          28          28
First Security Auto
  Grantor Trust,
  Series:
  97-B A
   6.10%, 4/15/03               AAA         512         510
  98-A A
   5.97%, 4/15/04               AAA         538         535
## First USA Credit Card
  Master Trust,
  Series 97-10 A
   6.71%, 9/17/03               AAA       1,925       1,925

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME II
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
FleetBoston Home Equity
  Loan Trust,
  Series 98-2 A1
   6.28%, 11/25/10              AAA    $    290  $      288
Ford Credit Auto Owner
  Trust,
  Series:
  99-C A3
   5.77%, 11/15/01              AAA       1,669       1,665
  99-D A3
   6.20%, 4/15/02               AAA       2,022       2,018
+ Green Tree Financial
  Corp.,
  Series 98-1 A2
   5.85%, 4/1/11                Aaa         188         188
Green Tree Home Equity
  Loan Trust,
  Series:
  99-A A1
   5.59%, 2/15/13               AAA         177         177
  99-C A1
   5.99%, 7/15/30               AAA         792         791
+ Green Tree Home
  Improvement Loan Trust,
  Series 98-E HIA1
   5.907%, 8/15/07              Aaa          62          62
Greenpoint Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09              AAA         902         894
(+) Health Care
  Receivables
  Securitization Program,
  Series 97-1 A
   6.815%, 7/1/01               N/R         314         314
+ HFC Home Equity Loan,
  Series 99-1 A1
   6.83%, 12/20/16              Aaa       1,034       1,029
Honda Auto Lease Trust,
  Series 99-A A2
   5.875%, 10/15/01             AAA         312         311
Honda Auto Receivables
  Grantor Trust,
  Series 97-B A
   5.95%, 5/15/03               AAA         629         626
IndyMac Home Equity Loan,
  Series 98-A AF1
   5.724%, 9/25/20              AAA         252         252
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series:
  97-2 A
   6.69%, 9/25/04               AAA         140         139
  98-1 A
   6.19%, 1/25/05               AAA         163         162
MBNA Master Credit Card
  Trust,
  Series 00-E
   7.80%, 10/15/12              AAA       1,245       1,315

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
MMCA Automobile Trust,
  Series 99-2 A1
   6.30%, 6/15/02               AAA    $  1,311  $    1,309
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03              N/R       1,125       1,125
Navistar Financial Corp.
  Owner Trust,
  Series 99-A A2
   5.55%, 2/15/02               AAA         770         769
(+) New Holland Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02              AAA       1,340       1,338
+## Oakwood Mortgage
  Investors, Inc.,
  Series 99-B A1
   6.739%, 5/15/09              Aaa         816         815
Option One Mortgage Loan
  Trust,
  Series 99-2 A1
   5.88%, 5/25/29               AAA         790         783
Peco Energy Transition
  Trust,
  Series 00-A A3
   7.625%, 3/1/10               AAA       1,625       1,672
Premier Auto Trust,
  Series:
  99-2 A2
   5.28%, 11/8/01               AAA         565         564
  99-3 A2
   5.82%, 2/8/02                AAA       1,519       1,516
(+) Rental Car Finance
  Corp.,
  Series 97-1 A2
   6.45%, 8/25/05               AA        1,350       1,333
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02              A-          475         472
  97-1 A
   7.35%, 5/15/03               A-        1,300       1,304
## UCFC Home Equity Loan,
  Series 98-C A1
   5.06%, 12/15/12              AAA          63          63
Union Acceptance Corp.,
  Series 96-B A
   6.45%, 7/9/03                AAA         413         411
USAA Auto Loan Grantor
  Trust,
  Series 97-1 A
   6.07%, 5/15/04               AAA         510         507
-----------------------------------------------------------
GROUP TOTAL                                          34,683
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
ASSET BACKED MORTGAGES (0.1%)
Cityscape Home Equity
  Loan Trust,
  Series
  96-3 A IO
   1.00%, 10/25/26              N/R    $  5,786  $       79
  (+) 96-3 A YMA
   10/25/26                     N/R       5,786           8
Contimortgage Home Equity
  Loan Trust, Series
  96-4 A11 IO
   1.10%, 1/15/28               AAA       3,542          49
  (+) 96-4 A11 YMA
   1/15/28                      AAA       3,542           4
  96-4 A12 IO
   1.05%, 1/15/28               AAA         626           7
  (+)@ 96-4 A12 YMA
   1/15/28                      AAA         626          --
  97-1 A10 IO
   1.10%, 3/15/28               AAA       4,276          65
  97-1 A10 YMA
   3/15/28                      N/R       4,276           6
-----------------------------------------------------------
GROUP TOTAL                                             218
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY
  COLLATERAL SERIES (2.8%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  47-F PAC-1 (12)
   10.00%, 6/15/20              Agy         177         186
  63-SA Inv Fl IO
   1.50%, 6/17/27               Agy       8,289         320
  ## 1710-D IO
   7.075%, 6/15/20              Agy         735         738
  1887-SH Inv Fl IO
   4.638%, 3/15/24              Agy       2,550         605
Federal National Mortgage
  Association,
  Series:
  ## 92-43 FC REMIC
   7.26%, 10/25/21              Agy         417         419
  96-14 PC PO
   12/25/23                     Agy          61          39
  ## 97-70 FA REMIC PAC
    (11)
   7.075%, 7/18/20              Agy         213         213
  ## 98-22 FA REMIC PAC
    (11)
   7.02%, 4/18/28               Agy       1,019       1,018
  99-42 SA Inv Fl IO
   1.58%, 10/25/28              Agy       8,731         356
  186 IO
   8.00%, 8/1/27                Agy       1,185         335
  191 IO
   8.00%, 1/1/28                Agy       2,993         835
  281 2 IO
   9.00%, 11/1/26               Agy       1,175         319
  291 2 IO
   8.00%, 11/1/27               Agy       2,185         604

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
  296 2 IO
   8.00%, 4/1/24                Agy    $  2,422  $      671
Government National
  Mortgage Association,
  Series:
  99-30 SA Inv Fl IO
   1.98%, 8/16/29               Tsy       8,498         493
  99-32 SB Inv Fl IO
    REMIC
   1.38%, 7/16/27               Tsy       5,999         243
  99-43 UD Inv Fl IO
   1.38%, 11/16/29              Tsy       6,553         269
-----------------------------------------------------------
GROUP TOTAL                                           7,663
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.6%)
+## BA Mortgage
  Securities, Inc.,
  Series 97-1 A2
   7.121%, 7/25/26              Aaa         423         423
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03               AAA         578         587
## Morserv, Inc.,
  Series 96-2 1A1
   7.47%, 11/25/26              AAA         747         748
-----------------------------------------------------------
GROUP TOTAL                                           1,758
-----------------------------------------------------------
COMMERCIAL MORTGAGES (5.2%)
American Southwest
  Financial Securities
  Corp.,
  Series:
  93-2 A1
   7.30%, 1/18/09               N/R         689         683
  ## 93-2 S1 IO
   1.09%, 1/18/09               N/R       8,466         225
Asset Securitization
  Corp.,
  Series:
  96-MD6 A1C
   7.04%, 11/13/26              AAA         825         812
  +## 97-D5 PS1 IO
   1.59%, 2/14/41               Aaa       5,878         462
(+) Beverly Finance
  Corp.,
  Series 94-1
   8.36%, 7/15/04               AA-         675         699
(+) Carousel Center
  Finance, Inc.,
  Series 1 B
   7.188%, 10/15/07             A         1,400       1,393
Chase Commercial Mortgage
  Securities Corp.,
  Series 99-2 A2
   7.198%, 11/15/09             AAA       2,275       2,278
(+) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15               AA          689         728
(+) Crystal Run
  Properties, Inc.,
  Series A
   7.393%, 8/15/06              AA        1,100       1,098

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME II
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
+ First Union-Chase
  Commercial Mortgage,
  Series 99-C2 A2
   6.645%, 4/15/09              Aaa    $  1,750  $    1,688
## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  + 96-C1 X2 IO
   2.027%, 3/15/21              Aaa       3,069         176
  + 97-C2 X IO
   1.264%, 4/15/27              Aaa      10,239         496
  98-C2 A2
   6.42%, 8/15/08               AAA       2,300       2,214
+## GS Mortgage
  Securities Corp. II,
  Series 97-GL X2 IO
   1.066%, 7/13/30              Aaa       2,403          90
## Nomura Asset
  Securities Corp.,
  Series 94-MD1 A2
   8.026%, 3/15/18              N/R         750         749
(+) Prime Property Fund,
  Series 1 A
   6.633%, 7/23/03              AA          794         784
-----------------------------------------------------------
GROUP TOTAL                                          14,575
-----------------------------------------------------------
ENERGY (0.5%)
Conoco, Inc.
   6.95%, 4/15/29               A-        1,580       1,461
-----------------------------------------------------------
FEDERAL AGENCY (1.8%)
Federal National Mortgage
  Association
   6.50%, 8/15/04               Agy       2,000       1,995
   7.125%, 6/15/10              Agy       1,500       1,537
   7.25%, 5/15/30               Agy       1,500       1,573
-----------------------------------------------------------
GROUP TOTAL                                           5,105
-----------------------------------------------------------
FINANCE (17.0%)
American General Corp.
   7.50%, 7/15/25               AA-         545         521
American General Finance
   6.75%, 11/15/04              A+          685         675
(+) Anthem Insurance
  Cos., Inc.,
  Series A
   9.00%, 4/1/27                BBB+        895         728
Associates Corp. of North
  America
   6.00%, 7/15/05               A+        1,420       1,360
Bank One Corp.
   6.00%, 2/17/09               A-        1,360       1,231
BankAmerica Capital Corp.
   5.875%, 2/15/09              A+          500         455

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26               A      $  1,470  $    1,341
Chase Manhattan Corp.
   6.00%, 2/15/09               A         1,100       1,010
   7.00%, 11/15/09              A           245         240
Citicorp,
  Series F
   6.375%, 11/15/08             A+        1,455       1,373
EOP Operating LP
   7.25%, 6/15/28               BBB         870         742
   7.50%, 4/19/29               BBB+        865         759
Equitable Companies, Inc.
   6.50%, 4/1/08                A+          975         918
(+) Equitable Life
  Assurance Society of
  the U.S.,
  Series 1A
   6.95%, 12/1/05               A+        1,200       1,182
(+) Farmers Exchange
  Capital
   7.05%, 7/15/28               A+        1,045         864
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24               A+          975         967
(+) Fifty-Seventh Street
  Associates
   7.125%, 6/1/17               A         1,132         999
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03               A-        1,650       1,605
FleetBoston
   6.625%, 2/1/04               A-          450         443
   6.625%, 12/1/05              A-          535         522
(+) Florida Property &
  Casualty
   7.375%, 7/1/03               A-          900         895
Ford Motor Credit Co.
   7.375%, 10/28/09             A           445         435
General Electric Capital
  Corp.
   7.25%, 5/3/04                AAA       1,530       1,554
   !! 7.375%, 1/19/10           AAA       1,600       1,642
General Motors Acceptance
  Corp.,
   7.75%, 1/19/10               A         1,115       1,127
(+) Goldman Sachs Group
  LP
   6.50%, 2/25/09               A+          910         849
Great Western Financial
  Trust II
   8.206%, 2/1/27               BBB-        415         370
Hartford Life Corp.
   7.65%, 6/15/27               A         1,310       1,258
Household Finance Corp.
   8.00%, 7/15/10               A         1,305       1,341
(+) John Hancock
  Financial Services,
  Inc.
   7.375%, 2/15/24              AA-       1,880       1,745
Merck & Co., Inc.
   5.95%, 12/1/28               AAA         625         534
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23               A+     $    875  $      766
   7.80%, 11/1/25               A+          875         842
Nationsbank Corp.
   6.80%, 3/15/28               A      $    455  $      404

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24               A      $  1,245  $    1,047
(+) New York Life
  Insurance Co.
   7.50%, 12/15/23              AA-         750         670
Northern Trust Co.
   6.625%, 10/1/03              AA-       1,820       1,805
!! Norwest Financial,
  Inc.
   5.625%, 2/3/09               A+        2,110       1,876
(+) PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26              BBB+      1,300       1,174
(+) Prime Property
  Funding II, Inc.
   6.80%, 8/15/02               A           275         271
   7.00%, 8/15/04               A         1,380       1,348
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25                A-        1,985       2,008
State Street Corp.
   7.65%, 6/15/10               A           660         675
Suntrust Banks, Inc.
   7.75%, 5/1/10                A           745         760
Washington Mutual
  Capital I, Inc.
   8.375%, 6/1/27               BBB-        990         899
Washington Mutual, Inc.
   8.25%, 4/1/10                BBB         365         374
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13                AA-       2,515       2,409
  96 WFP-D
   6.95%, 9/1/13                AA-         450         430
-----------------------------------------------------------
GROUP TOTAL                                          47,443
-----------------------------------------------------------
INDUSTRIALS (13.3%)
Albertson's, Inc.
   7.45%, 8/1/29                A         1,285       1,156
Alcoa, Inc.
   7.375%, 8/1/10               A+          405         410
Atlas Air, Inc.,
  Series A
   7.38%, 1/2/18                AA-
Becton, Dickinson & Co.
   6.70%, 8/1/28                A+          660         564
   7.00%, 8/1/27                A+          420         373
Clear Channel
  Communications, Inc.
   7.65%, 9/15/10               BBB-      1,200       1,189
DaimlerChrysler N.A.
  Holdings, Corp.
   7.20%, 9/1/09                A+        1,205       1,178
Dayton Hudson Corp.
   6.75%, 1/1/28                A-          950         824
Delphi Automotive Systems
  Corp.
   7.125%, 5/1/29               BBB         355         304

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Federated Department
  Stores, Inc.
   6.30%, 4/1/09                BBB+   $    210  $      183
   6.90%, 4/1/29                BBB+      1,275       1,006
   7.00%, 2/15/28               BBB+        170         135
(+) Florida Windstorm
   7.125%, 2/25/19              AAA       1,720       1,615
Ford Motor Co.
   6.625%, 10/1/28              A         2,535       2,123
   7.45%, 7/16/31               A           230         214
Hertz Corp.
   7.625%, 8/15/07              A-        1,465       1,464
Honeywell International,
  Inc.
   7.50%, 3/1/10                A           230         234
(+) Hyatt Equities LLC
   9.25%, 5/15/06               BBB       1,045       1,082
Kroger Co.
   7.70%, 6/1/29                BBB-      1,400       1,293
   8.05%, 2/1/10                BBB-        370         373
Lockheed Martin Corp.
   8.20%, 12/1/09               BBB-      1,350       1,408
Lowe's Companies, Inc.
   6.50%, 3/15/29               A           665         550
   6.875%, 2/15/28              A         1,340       1,165
Lucent Technologies, Inc.
   6.45%, 3/15/29               A         1,665       1,391
May Department Stores Co.
   6.70%, 9/15/28               A+        1,795       1,500
   7.875%, 3/1/30               A+          105         101
Neiman Marcus Group, Inc.
   6.65%, 6/1/08                BBB       1,285       1,160
News America Holdings,
  Inc.
   7.75%, 1/20/24               BBB-        550         510
   7.75%, 2/1/24                BBB-        565         525
   8.875%, 4/26/23              BBB-        780         808
Pharmacia Corp.
   6.60%, 12/1/28               AA-       2,050       1,828
(+) Raytheon Co.
   8.20%, 3/1/06                BBB-        865         895
   8.30%, 3/1/10                BBB-        170         178
Rockwell International
  Corp.
   6.70%, 1/15/28               A+        1,150         989
Scotia Pacific Co. LLC
   7.71%, 1/20/14               BBB         685         471
Sun Microsystems, Inc.
   7.65%, 8/15/09               BBB+        725         732
Time Warner Cos., Inc.
   6.625%, 5/15/29              BBB         970         826
U.S. Airways Corp., Pass
  Through Certificates
   8.11%, 2/20/17               AAA         655         666
U.S. Airways Corp.,
  Series 98-1
   6.85%, 1/30/18               A+        2,016       1,812

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME II
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
United Technologies Corp.
   6.70%, 8/1/28                A+     $  2,145  $    1,932
Wal-Mart Stores, Inc.
   6.875%, 8/10/09              AA        1,865       1,850
-----------------------------------------------------------
GROUP TOTAL                                          37,017
-----------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.3%)
Bank of America,
  Series A
   8.375%, 5/1/07               AAA          48          48
California Federal
  Savings & Loan,
  Series 86-1A
   8.80%, 1/1/14                AA           33          33
sec. First Federal
  Savings & Loan
  Association,
  Series 92-C
   8.75%, 6/1/06
     (acquired
   12/5/90, cost $12)           AA           12          11
## Resolution Trust
  Corp.,
  Series 92-5C CMO
   8.613%, 1/25/26              AA          176         176
Ryland Acceptance Corp.
  IV,
  Series 79-A
   6.65%, 7/1/11                AA          450         447
-----------------------------------------------------------
GROUP TOTAL                                             715
-----------------------------------------------------------
TELEPHONES (2.8%)
AT&T Corp.
   6.50%, 3/15/29               AA-       1,280       1,066
BellSouth
  Telecommunications,
  Inc.
   6.375%, 6/1/28               AA-       1,275       1,080
Comcast Cable
  Communications
   8.375%, 5/1/07               BBB         955         998
GTE Corp.
   6.94%, 4/15/28               A+        1,765       1,601
MCI Communications Corp.
   6.95%, 8/15/06               A-          470         462
MCI WorldCom, Inc.
   6.95%, 8/15/28               A-        1,575       1,433
(+) Qwest Capital Funding
   7.90%, 8/15/10               BBB+      1,180       1,203
-----------------------------------------------------------
GROUP TOTAL                                           7,843
-----------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
TRANSPORTATION (1.5%)
Continental Airlines,
  Series:
  98-1 A
   6.648%, 9/15/17              AA+    $    985  $      925
  99-1 A
   6.545%, 8/2/20               AA+         398         370
(+)  Jet Equipment Trust,
  Series 94-A A11
   10.00%, 6/15/12              A+        1,400       1,561
United Parcel Service
   8.375%, 4/1/20               AAA       1,230       1,358
-----------------------------------------------------------
GROUP TOTAL                                           4,214
-----------------------------------------------------------
UTILITIES (0.8%)
CMS Panhandle Holdings
  Co.
   7.00%, 7/15/29               BBB-      1,675       1,404
(+) Southern Energy, Inc.
   7.90%, 7/15/09               BBB         840         797
-----------------------------------------------------------
GROUP TOTAL                                           2,201
-----------------------------------------------------------
YANKEE (4.8%)
Abbey National plc
   7.95%, 10/26/29              AA-       1,865       1,895
Ahold Finance USA, Inc.
   6.875%, 5/1/29               A-        1,050         867
AT&T Canada, Inc.
   7.625%, 3/15/05              BBB       1,655       1,666
Deutsche Telekom
  International Finance
   8.00%, 6/15/10               AA-       1,270       1,306
(+) Express Pipeline LP,
  Series A
   6.47%, 12/31/13              A-        1,872       1,728
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17                A           905         827
(+) Oil Enterprises Ltd.
   6.239%, 6/30/08              AAA       1,387       1,326
(+) Oil Purchase Co.
   7.10%, 4/30/02               BB+         528         507
(+) Paiton Energy Funding
  BV
   9.34%, 2/15/14               CC          800         168
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14              BBB+      1,070       1,017
(+) Unicredito Italiano
  Capital Trust II
   9.20%, 10/29/49              A-          140         141
(+) Vodafone AirTouch plc
   7.75%, 2/15/10               A-          550         562
   7.875%, 2/15/30              A-        1,360       1,381
-----------------------------------------------------------
GROUP TOTAL                                          13,391
-----------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $347,537)       337,701
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS
                           (STANDARD               VALUE
                           & POOR'S)    SHARES     (000)!
-----------------------------------------------------------
PREFERRED STOCK (1.2%)
-----------------------------------------------------------
MORTGAGE-OTHER (1.2%)
(+)+ Home Ownership
  Funding Corp.
   13.331% (Cost $3,269)        Aaa       4,350  $    3,262
-----------------------------------------------------------
CASH EQUIVALENTS (8.3%)
-----------------------------------------------------------
                                         FACE
                                        AMOUNT
                                        (000)
                                       --------
DISCOUNT NOTES (4.6%)
Federal Home Loan Bank
   6.30%, 10/18/00              Agy    $ 10,000       9,970
Federal Home Loan
  Mortgage Corporation
   6.42%, 10/26/00              Agy       3,000       2,985
-----------------------------------------------------------
GROUP TOTAL                                          12,955
-----------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $10,270,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $10,368     10,265      10,265
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $23,220)                23,220
-----------------------------------------------------------
TOTAL INVESTMENTS (130.5%) (Cost $374,026)          364,183
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-30.5%)
Dividends Receivable                                    145
Interest Receivable                                   3,271
Receivable for Investments Sold                      10,484
Receivable for Forward Commitments                    8,737
Unrealized Gain on Swap Agreements                      454
Investments Held as Collateral for Loaned
  Securities                                          1,893
Other Assets                                             33
Payable for Bank Overdraft                           (3,301)
Payable for Investments Purchased                    (3,718)
Payable for Forward Commitments                    (100,446)
Payable for Investment Advisory Fees                   (286)
Payable for Administrative Fees                         (19)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (28)
Payable for Variation Margin on Futures
  Contracts                                            (103)
Collateral on Securities Loaned, at Value            (1,893)
Other Liabilities                                      (265)
                                                 ----------
                                                    (85,042)
-----------------------------------------------------------
NET ASSETS (100%)                                $  279,141
-----------------------------------------------------------

                                                   VALUE
                                                   (000)!
-----------------------------------------------------------
                                       --------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 26,165,723 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $  279,141
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                        $    10.67
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $  299,020
Undistributed Net Investment Income (Loss)            5,226
Undistributed Realized Net Gain (Loss)              (16,038)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                              (9,843)
  Futures and Swaps                                     776
-----------------------------------------------------------
NET ASSETS                                       $  279,141
-----------------------------------------------------------

sec.   Restricted Security-Total market value of restricted
        securities owned at September 30, 2000 was $11,000 or
        0.0% of net assets.
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A Security. Certain conditions for public sale may
        exist.
!!     A portion of these securities was pledged to cover
        margin requirements for futures contracts.
+      Moody's Investors Service, Inc. rating. Security is not
        rated by Standard & Poor's Corporation.
##     Variable or floating rate security-rate disclosed is as
        of September 30, 2000.
@      Value is less than $500.
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate.
        Indicated rate is the effective rate at September 30,
        2000.
IO     Interest Only
N/R    Not rated by Moody's Investors Service, Inc. or Standard
        & Poor's Corporation.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note A7 to
        Financial Statements.
YMA    Yield Maintenance Agreement

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

PERFORMANCE DISCUSSION: SPECIAL PURPOSE FIXED INCOME PORTFOLIO

Despite a significant widening of yield spreads between the Treasury and non-Treasury sectors, the return on the Portfolio was 8 basis points ahead of the Salomon Broad Index for the fiscal year.

Relative performance was helped by the Portfolio's above-benchmark interest-rate risk position going into calendar year 2000, which generated favorable returns as long-term U.S. Treasury yields declined following the turn of the year. This position was trimmed over the course of the period, and the Portfolio ended the fiscal year pursuing a neutral interest rate strategy relative to the benchmark. The Portfolio's yield-curve strategy emphasized the 10-year sector for most of this period, which also added value; the Portfolio continued to overweight the 10-year sector as of the end of the fiscal year, while underweighting shorter-maturities and market-weighting longer-maturities.

The Portfolio's above-benchmark sensitivity to corporate, mortgage, and agency debt yield spreads detracted from relative performance, as these non-Treasury sectors significantly underperformed Treasury securities. The non-Treasury sectors lagged due to strong demand for Treasury securities amidst market fears of reduced supply of such bonds, and was not a function of deterioration in the timing and quality of the cash flows of the bonds held in the Portfolio.

The unfavorable impact of widening yield spreads was partially offset by favorable security selection decisions, including those in the below-investment grade and yankee bond areas. The Portfolio continued to have an above-benchmark sensitivity to the non-Treasury sectors at the end of the fiscal year to take advantage of their extremely wide yield spreads, or risk premiums, at a time when their fundamental risks remained relatively low. Despite the lack of Treasury securities in the Portfolio, overall credit quality remained extremely high. The allocation to non-dollar bonds was zero for the entire period, as it remained difficult to identify superior opportunities among high-quality non-dollar securities relative to dollar-denominated alternatives.

The Portfolio's long-term record reflects successful judgements about all of the key decisions that are part of the MAS fixed-income team's research-based, value-driven investment process. At fiscal year-end, the Portfolio was well positioned to take advantage of the extraordinarily attractive opportunities in the non-Treasury sectors while continuing to pursue a high-quality, call-protected, diversified investment strategy.

                                                              MAS SPECIAL PURPOSE FIXED INCOME            SALOMON BROAD
                                                              --------------------------------            -------------
*                                                                         1000                               1000
92                                                                        1095                               1085
93                                                                        1261                               1196
94                                                                        1211                               1158
95                                                                        1392                               1320
96                                                                        1500                               1386
97                                                                        1676                               1520
98                                                                        1799                               1694
99                                                                        1810                               1690
00                                                                        1936                               1807



                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*


                           MAS SPECIAL PURPOSE      SALOMON BROAD
                              FIXED INCOME              INDEX
-----------------------------------------------------------------
One Year                          6.99%                 6.91%
Five Years                        6.85%                 6.47%
Since Inception                   8.09%                 7.21%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Special Purpose Fixed Income Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (113.3%)

-----------------------------------------------------------
                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
SEPTEMBER 30, 2000           & POOR'S)     (000)     (000)!
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (50.4%)
Federal Home Loan Mortgage
  Corporation,
  Gold Pools:
   10.50%, 9/1/09-3/1/27         Agy     $ 3,717  $   4,044
   11.00%, 12/1/10-9/1/20        Agy         958      1,040
   11.75%, 12/1/17               Agy          70         77
  October TBA
   7.50%, 10/1/30                Agy       6,400      6,392
   8.00%, 10/1/30                Agy       4,200      4,259
   8.50%, 10/1/30                Agy       8,300      8,512
Federal National Mortgage
  Association,
  Conventional Pools:
   9.00%, 1/1/21                 Agy       2,299      2,409
   9.50%, 11/1/20-2/1/27         Agy       3,588      3,804
   10.00%, 11/1/18-5/1/22        Agy       3,867      4,155
   10.50%, 8/1/15-4/1/22         Agy       1,328      1,448
   11.00%, 11/1/20               Agy         101        111
   12.00%, 11/1/15               Agy       1,736      1,959
   12.50%, 9/1/15                Agy         135        154
  October TBA
   6.00%, 10/1/29                Agy      46,700     43,615
   6.50%, 10/1/29                Agy      15,150     14,538
   7.00%, 10/1/30                Agy       6,000      5,876
   7.50%, 10/1/30                Agy      15,800     15,761
   8.00%, 10/1/30                Agy       5,700      5,773
   8.50%, 10/1/30                Agy       8,350      8,543
  November TBA
   6.50%, 11/1/29                Agy       8,800      8,442
Government National
  Mortgage Association:
  Adjustable Rate
  Mortgages:
   6.375%, 2/20/25-3/20/25       Tsy       3,731      3,757
   6.875%, 2/20/25-6/20/25       Tsy       4,778      4,806
   7.00%, 2/20/25-5/20/25        Tsy       4,280      4,305
   7.125%,
     10/20/27-12/20/27           Tsy       4,842      4,863
   7.375%, 6/20/25               Tsy       1,392      1,400
  Various Pools:
   7.375%, 2/20/27               Tsy         609        612
   9.50%, 4/15/28                Tsy       2,248      2,393
   10.00%, 2/15/16-10/15/28      Tsy       4,692      5,052
   10.50%, 10/15/15-5/15/26      Tsy       1,462      1,597
   11.00%, 1/15/10-5/15/26       Tsy       2,633      2,912
   12.00%, 3/15/11               Tsy          18         21
   12.50%, 6/15/10               Tsy          29         33
  October TBA
   7.00%, 10/15/29               Tsy      44,400     43,720
-----------------------------------------------------------
GROUP TOTAL                                         216,383
-----------------------------------------------------------

                             ++RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
-----------------------------------------------------------
ASSET BACKED CORPORATES (12.5%)
Arcadia Automobile
  Receivables Trust,
  Series:
  97-D A3
   6.20%, 5/15/03                AAA     $   821  $     818
  98-A A3
   5.90%, 11/15/02               AAA         872        870
Associates Automobile
  Receivables Trust,
  Series 00-1 A2
   7.15%, 6/15/03                AAA       2,125      2,130
Block Mortgage Finance Co.,
  Series 99-1 A1
   5.94%, 9/25/13                AAA         531        527
BMW Vehicle Owner Trust,
  Series 99-A A2
   6.16%, 12/25/01               AAA       1,094      1,093
Centex Home Equity,
  Series:
  99-1 A1
   6.07%, 3/25/18                AAA         347        345
  99-2 A1
   5.91%, 4/25/19                AAA         936        928
CIT RV Trust,
  Series 99-A A1
   5.33%, 12/15/05               AAA         578        576
Daimler Benz Auto
  Grantor Trust, Series
  97-A A
   6.05%, 3/31/05                AAA         268        267
Daimler Benz Vehicle Trust,
  Series 98-A A3
   5.16%, 1/20/03                AAA       3,856      3,829
Delta Funding Home Equity
  Loan Trust,
  Series 98-4 A1F
   6.16%, 2/15/16                AAA         232        231
EQCC Home Equity
  Loan Trust,
  Series:
  99-1 A1F
   5.77%, 5/20/10                AAA         832        825
  99-3 A1F
   6.55%, 4/25/10                AAA       2,038      2,023
(+) First Mortgage
  Acceptance Corp., Loan
  Receivables Trust,
  Series 96-B A1
   7.629%, 11/1/18               A           986        740
First Security Auto
  Grantor Trust, Series
  97-B A
   6.10%, 4/15/03                AAA         864        861
First Security Auto Owner
  Trust, Series 00-1 A2
   7.20%, 5/15/03                AAA       2,975      2,984

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO

                             ++RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
(CONT'D)                     & POOR'S)     (000)     (000)!
-----------------------------------------------------------
## First USA Credit Card
  Master Trust,
  Series 97-10 A
   6.71%, 9/17/03                AAA     $ 2,740  $   2,740
Ford Credit Auto Owner
  Trust,
  Series:
  99-B A3
   5.47%, 9/15/01                AAA       1,180      1,178
  99-C A3
   5.77%, 11/15/01               AAA       2,034      2,029
  99-D A3
   6.20%, 4/15/02                AAA       3,132      3,125
  00-A A3
   6.82%, 6/17/02                AAA       4,158      4,159
+ Green Tree Financial
  Corp.,
  Series 98-E HIA1
   5.907%, 12/15/23              Aaa          76         76
Green Tree Home Equity Loan
  Trust,
  Series:
  99-A A1
   5.59%, 2/15/13                AAA         209        209
  99-C A1
   5.99%, 7/15/13                AAA       1,014      1,012
Greenpoint Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09               AAA       1,128      1,117
Harley-Davidson Eaglemark
  Motorcycle Trust,
  Series 99-2 A1
   5.84%, 10/15/03               AAA       1,029      1,024
+ HFC Home Equity Loan,
  Series 99-1 A1
   6.83%, 12/20/16               Aaa       1,195      1,189
Honda Auto Receivables
  Grantor Trust,
  Series 97-B A
   5.95%, 5/15/03                AAA          28         27
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04                AAA         311        308
MBNA Master Credit Card
  Trust,
  Series 00-E
   7.80%, 10/15/12               AAA       1,595      1,685
MMCA Automobile Trust,
  Series 99-2A 1
   6.30%, 6/15/02                AAA       1,564      1,562
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03               N/R       1,300      1,300
(+) New Holland Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02               AAA       1,541      1,539

                             ++RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
Nissan Auto Receivables
  Owner Trust,
  Series 00-B A2
   7.15%, 12/15/02               AAA     $ 2,600  $   2,607
Option One Mortgage Loan
  Trust,
  Series 99-2 A1
   5.88%, 5/25/29                AAA         996        987
Peco Energy Transition
  Trust,
  Series 00-A A3
   7.625%, 3/1/10                AAA       2,350      2,418
Premier Auto Trust,
  Series 99-3 A2
   5.82%, 2/8/02                 AAA       1,919      1,915
Residential Funding
  Mortgage
  Securities I Co., Inc.
  Series 99-HI4 A1
   6.41%, 11/25/07               AAA         828        823
(+)++ Securitized Multiple
  Asset
  Rated Trust,
  Series 97-3 A1
   7.71%, 4/15/06                N/R       1,272        254
(+) Team Fleet Financing
  Corp.,
  Series 96-1 A
   6.65%, 12/15/02               A-        1,125      1,119
(+) Textron Financial Corp.
  Receivables Trust,
  Series 98-A A1
   5.82%, 1/15/02                AAA         226        226
## UCFC Home Equity
  Loan Trust,
  Series 98-C A1
   6.73%, 12/15/12               AAA          75         75
-----------------------------------------------------------
GROUP TOTAL                                          53,750
-----------------------------------------------------------
ASSET BACKED MORTGAGES (0.1%)
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26               N/R      13,474        183
  (+) 96-3 A YMA
   10/25/26                      N/R      13,474         19
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28                AAA       8,564        118
  (+) 96-4 A11 YMA
   1/15/28                       AAA       8,564          9
  96-4 A12 IO
   1.05%, 1/15/28                AAA       1,512         16
  (+) 96-4 A12 YMA
   1/15/28                       AAA       1,512          1

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
  97-1 A10 IO
   1.10%, 3/15/28                AAA     $10,424  $     160
  97-1 A10 YMA
   3/15/28                       N/R      10,424         15
-----------------------------------------------------------
GROUP TOTAL                                             521
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (2.0%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  88-22 C REMIC PAC
   9.50%, 4/15/20                Agy          29         30
  186 IO
   8.00%, 8/1/27                 Agy       1,218        344
  1415-S Inv Fl IO
   14.125%, 11/15/07             Agy         406        120
  1476-S Inv Fl IO
   REMIC PAC
   3.893%, 2/15/08               Agy       4,387        376
  1485-S Inv Fl IO REMIC
   2.975%, 3/15/08               Agy       3,413        197
  1600-SA Inv Fl IO REMIC
   1.375%, 10/15/08              Agy       8,195        273
  2111-SB Inv Fl IO
   2.565%, 1/15/29               Agy      11,952        345
Federal National Mortgage
  Association,
  Series:
  92-186 S Inv Fl IO
   2.974%, 10/25/07              Agy       7,307        471
  ## 94-73 F
   7.156%, 12/25/20              Agy         180        180
  ## 94-97 FC REMIC
   7.356%, 3/25/24               Agy         349        353
  96-14 PC PO
   12/25/23                      Agy         227        147
  96-68 SC Inv Fl IO REMIC
   1.444%, 1/25/24               Agy       3,825        257
  ## 97-70 FA REMIC
   PAC (11)
   7.075%, 7/18/20               Agy         396        397
  ## 98-22 FA Inv Fl REMIC
   PAC (11)
   7.023%, 4/18/28               Agy       1,868      1,867
  191 IO
   8.00%, 1/1/28                 Agy       4,132      1,152
  291 2 IO
   8.00%, 11/1/27                Agy       3,191        881
  296 2 IO
   8.00%, 4/1/24                 Agy       2,381        660

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
Government National
  Mortgage Association,
  Series:
  99-32 SB Inv Fl IO REMIC
   1.378%, 7/16/27               Tsy     $ 8,141  $     330
  99-43 UN Inv Fl IO
   1.378%, 11/16/29              Tsy       7,535        309
-----------------------------------------------------------
GROUP TOTAL                                           8,689
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY COLLATERAL
  SERIES (0.2%)
American Housing Trust,
  Series:
  IV 2 C
   9.553%, 9/25/20               A           149        152
  V 1G
   9.125%, 4/25/21               AAA         683        698
-----------------------------------------------------------
GROUP TOTAL                                             850
-----------------------------------------------------------
COMMERCIAL MORTGAGES (4.0%)
Asset Securitization Corp.,
  Series 96-MD6 A1C
   7.04%, 11/13/26               AAA       1,845      1,815
(+) Beverly Finance Corp.,
  Series 94-1
   8.36%, 7/15/04                AA-       2,175      2,254
(+) Carousel Center Finance, Inc.,
  Series 1 A1
   6.828%, 11/15/07              AA        1,550      1,538
(+) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15                AA        1,607      1,698
(+) Crystal Run Properties,
  Inc.,
  Series A
   7.393%, 8/15/11               AA        2,125      2,121
+## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  96-C1 X2 IO
   2.028%, 3/15/21               Aaa       7,063        405
  97-C2 X IO
   1.264%, 4/15/27               Aaa      20,921      1,014
+## GS Mortgage Securities
  Corp. II,
  Series 97-GL X2 IO
   1.066%, 7/13/30               Aaa       5,341        200
## Nomura Asset Securities
  Corp.,
  Series 94-MD1 A3
   8.026%, 3/15/18               N/R       1,135      1,141
(+) Park Avenue Finance
  Corp.,
  Series 97-C1 A1
   7.58%, 5/12/12                N/R         867        878
(+) Prime Property Fund
  Series 1 A
   6.633%, 7/23/03               AA        1,519      1,499
(+) Stratford Finance Corp.
   6.776%, 2/1/04                AA        2,300      2,274

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
(CONT'D)                     & POOR'S)     (000)     (000)!
-----------------------------------------------------------
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.463%, 2/25/28               N/R     $ 5,924  $     330
  96-CFL X1A IO
   0.830%, 2/25/28               N/R       3,146         14
  96-CFL X2 IO
   0.337%, 2/25/28               N/R       1,410         23
-----------------------------------------------------------
GROUP TOTAL                                          17,204
-----------------------------------------------------------
ENERGY (0.9%)
CMS Energy Corp.
   7.50%, 1/15/09                BB        1,055        944
Conoco, Inc.
   6.95%, 4/15/29                A-        2,550      2,358
) Mobile Energy Services
  LLC
   8.665%, 1/1/17                D         1,709        342
-----------------------------------------------------------
GROUP TOTAL                                           3,644
-----------------------------------------------------------
FEDERAL AGENCY (12.5%)
Federal Home Loan Mortgage
  Corporation
   6.625%, 9/15/09               Agy      15,270     15,089
Federal National Mortgage
  Association
   ++ 6.25%, 5/15/29             Agy       3,500      3,228
   7.25%, 5/15/30                Agy       2,750      2,885
   7.125%, 6/15/10               Agy      31,850     32,631
-----------------------------------------------------------
GROUP TOTAL                                          53,833
-----------------------------------------------------------
FINANCE (11.5%)
(+) Anthem Insurance Cos.,
  Inc.,
   9.125%, 4/1/10                BBB+        735        688
  Series A
   9.00%, 4/1/27                 BBB+      1,135        924
Bank One Corp.
   7.625%, 10/15/26              A-        1,060      1,019
   7.875%, 8/1/10                A-          430        441
   8.00%, 4/29/27                A-          205        205
BankAmerica Capital Corp.
   5.875%, 2/15/09               A+        1,370      1,247
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26                A         2,205      2,012
Chase Manhattan Corp.
   6.00%, 2/15/09                A         1,000        918
   7.00%, 11/15/09               A           370        362
Citicorp
  Series F
   6.375%, 11/15/08              A+        1,285      1,213
Citigroup, Inc.
   6.625%, 1/15/28               AA-         870        772
EOP Operating LP
   6.763%, 6/15/07               BBB       1,420      1,340
   7.50%, 4/19/29                BBB+        670        588

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
(+) Equitable Life
  Assurance Society of the
  U.S.,
  Series 1A
   6.95%, 12/1/05                A+      $ 2,160  $   2,128
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24                A+        2,200      2,181
(+) Florida Property and
  Casualty
   7.375%, 7/1/03                A-          750        746
Ford Motor Credit Co.
   5.80%, 1/12/09                A           390        345
   7.375%, 10/28/09              A         1,695      1,658
General Electric Capital
  Corp.
   7.375%, 1/19/10               AAA       2,025      2,079
General Motors
  Acceptance Corp.
   7.75%, 1/19/10                A           645        652
GS Holdings
  Escrow Corp.
   7.125%, 8/1/05                BB+       1,955      1,824
(+) Goldman Sachs Group LP
   6.50%, 2/25/09                A+        1,050        979
Hartford Financial Services
  Group, Inc.
   7.90%, 6/15/10                A         1,250      1,286
HMH Properties,
  Series A
   7.875%, 8/1/05                BB          490        462
Household Finance Corp.
   5.875%, 2/1/09                A         1,600      1,434
   8.00%, 7/15/10                A           650        668
(+) John Hancock Financial
  Services, Inc.
   7.375%, 2/15/24               AA-         650        603
Lehman Brothers Holdings,
  Inc.
   8.25%, 6/15/07                A           735        760
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23                A+        2,000      1,751
   7.80%, 11/1/25                A+          250        240
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24                A         2,300      1,934
(+) New York Life Insurance
  Co.
   7.50%, 12/15/23               AA-       1,075        961
(+) PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26               BBB+      1,800      1,625
(+) Prime Property Funding
  II, Inc.
   6.80%, 8/15/02                A           200        197
   7.00%, 8/15/04                A         1,945      1,900
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25                 A-        2,375      2,402
State Street Corp.
   7.65%, 6/15/10                A+          880        900
Washington Mutual
  Capital I, Inc.
   8.375%, 6/1/27                BBB-      1,300      1,181

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
Washington Mutual, Inc.,
   8.25%, 4/1/10                 BBB     $   555  $     568
  Series A
   8.206%, 2/1/27                BBB-        255        227
Wells Fargo & Co.
   7.55%, 6/21/10                A+        1,705      1,732
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13                 AA-       2,833      2,715
  96 WFP-D
   6.95%, 9/1/13                 AA-       1,700      1,624
-----------------------------------------------------------
GROUP TOTAL                                          49,491
-----------------------------------------------------------
INDUSTRIALS (9.7%)
Adelphia Communications Corp.
   7.875%, 5/1/09                B+          260        217
   9.375%, 11/15/09              B+        1,020        924
Albertson's, Inc.
   7.45%, 8/1/29                 A         1,610      1,448
Alcoa, Inc.
   7.375%, 8/1/10                A+          400        405
Clear Channel
  Communications, Inc.
   7.65%, 9/15/10                BBB-      1,200      1,189
Columbia/HCA
  Healthcare Corp.
   7.19%, 11/15/15               BB+       1,050        875
   7.58%, 9/15/25                BB+         655        551
   9.00%, 12/15/14               BB+         785        782
Continental Airlines, Inc.,
  Series 97-1A
   7.461%, 4/1/15                AA+         450        443
CSC Holdings, Inc.
   7.875%, 12/15/07              BB+       1,290      1,267
DaimlerChrysler N.A.
  Holdings Corp.
   8.00%, 6/15/10                A+          795        818
Delphi Automotive
  Systems Corp.
   7.125%, 5/1/29                BBB         450        386
Dow Chemical Co.
   7.375%, 11/1/29               A           465        450
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10                BB+         404        306
  94-K2 A2
   9.35%, 8/15/19                BB+       1,335        997
Federated Department
  Stores, Inc.
   6.90%, 4/1/29                 BBB+      1,605      1,266
   7.00%, 2/15/28                BBB+        200        159
   8.50%, 6/1/10                 BBB+        170        170
(+) Florida Windstorm
   7.125%, 2/25/19               AAA       1,570      1,474

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
Ford Motor Co.
   6.625%, 10/1/28               A       $ 1,830  $   1,533
   7.45%, 7/16/31                A           600        558
Fred Meyer, Inc.
   7.375%, 3/1/05                BBB-      1,615      1,601
Honeywell International,
  Inc.
   7.50%, 3/1/10                 A           455        464
International Game
  Technology
   8.375%, 5/15/09               BB+         980        958
Kroger Co.
   8.05%, 2/1/10                 BBB-        410        413
Lenfest Communications,
  Inc.
   7.625%, 2/15/08               BBB       1,330      1,332
Lockheed Martin Corp.
   8.50%, 12/1/29                BBB-      1,590      1,681
Lowe's Companies, Inc.
   6.50%, 3/15/29                A         1,685      1,393
   6.875%, 2/15/28               A           520        452
Lucent Technologies, Inc.
   6.45%, 3/15/29                A         1,395      1,166
News America Holdings, Inc.
   8.875%, 4/26/23               BBB-        270        280
News America, Inc.
   7.275%, 6/30/28               BBB-      2,050      1,792
(+) Oxymar
   7.50%, 2/15/16                BBB-      1,490      1,113
Pharmacia Corp.
   6.60%, 12/1/28                AA-       2,355      2,100
(+) Raytheon Co.
   8.20%, 3/1/06                 BBB-      1,005      1,039
   8.30%, 3/1/10                 BBB-        215        225
Rockwell International
  Corp.
   6.70%, 1/15/28                A+          470        404
Saks, Inc.
   7.375%, 2/15/19               BB+         970        531
Scotia Pacific Co. LLC
   7.71%, 1/20/14                BBB       1,550      1,066
Sun Microsystems, Inc.
   7.65%, 8/15/09                BBB+        930        939
Tenet Healthcare Corp.,
  Series B
   7.625%, 6/1/08                BB+         630        599
Time Warner, Inc.
   6.625%, 5/15/29               BBB         970        826
U.S. Airways Corp., Pass
  Through Certificates
   8.11%, 2/20/17                AAA         780        793
USA Waste Services, Inc.
   7.00%, 7/15/28                BBB       1,490      1,226
Wal-Mart Stores, Inc.
   6.875%, 8/10/09               AA          355        352
   7.55%, 2/15/30                AA        2,025      2,088
Waste Management, Inc.
   7.375%, 5/15/29               BBB         525        451
-----------------------------------------------------------
GROUP TOTAL                                          41,502
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
(CONT'D)                     & POOR'S)     (000)     (000)!
-----------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.3%)
sec. First Federal Savings
  & Loan Association,
  Series 92-C
   8.75%, 6/1/06
   (acquired 8/24/94 cost
   $30)                          AA      $    13  $      13
## Resolution Trust Corp.,
  Series 92-5 C CMO
   8.613%, 1/25/26               AA          467        467
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11                 AA          841        835
sec. Shearson American
  Express,
  Series A CMO
   9.625%, 12/1/12
   (acquired 8/25/93
   cost $130)                    AA          130        130
-----------------------------------------------------------
GROUP TOTAL                                           1,445
-----------------------------------------------------------
TELEPHONES (3.1%)
++ AT&T Corp.
   6.50%, 3/15/29                AA-       1,710      1,424
BellSouth
  Telecommunications, Inc.
   6.375%, 6/1/28                AA-       1,665      1,410
Global Crossing Holdings
  Ltd.
   9.125%, 11/15/06              BB        1,335      1,322
GTE Corp.
   6.94%, 4/15/28                A+        1,740      1,579
Intermedia Communications,
  Inc.
   # 12.50%, 5/15/06             B           355        339
  Series B
   8.60%, 6/1/08                 B           940        902
MCI WorldCom, Inc.
   6.95%, 8/15/28                A-        2,755      2,507
Nextel Communications, Inc.
   # 0.00%, 9/15/07              B         1,660      1,361
   9.375%, 11/15/09              B-          300        293
# Qwest Communications
  International, Inc.,
  Series B
   0.00%, 2/1/08                 BBB+      2,475      2,054
-----------------------------------------------------------
GROUP TOTAL                                          13,191
-----------------------------------------------------------
TRANSPORTATION (0.8%)
Continental Airlines,
  Series:
  98-1 A
   6.648%, 9/15/17               AA+         995        934
  99-1 A
   6.545%, 8/2/20                AA+         345        320
(+) Jet Equipment Trust,
  Series 95-C
   10.69%, 11/1/13               BBB       2,080      2,275
-----------------------------------------------------------
GROUP TOTAL                                           3,529
-----------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
UTILITIES (0.5%)
(+) PSEG Energy Holdings,
  Inc.
   9.125%, 2/10/04               BBB-    $   875  $     894
(+) Southern Energy, Inc.
   7.90%, 7/15/09                BBB       1,150      1,091
-----------------------------------------------------------
GROUP TOTAL                                           1,985
-----------------------------------------------------------
YANKEE (4.8%)
Abbey National plc
   7.95%, 10/26/29               AA-       1,200      1,219
Ahold Finance USA, Inc.
   6.875%, 5/1/29                A-        1,445      1,193
(+) Bayer Hypo-Vereinsbank
   8.741%, 6/30/31               A-          205        194
Deutsche Telekom
  International Finance
   8.00%, 6/15/10                AA-       1,675      1,722
Federal Republic of Brazil
   11.00%, 8/17/40               B+        1,035        825
Glencore Nickel Property
  Ltd.
   9.00%, 12/1/14                BB+       1,605      1,340
Grupo Minero Mexicano
  S.A. de CV,
  Series A
   8.25%, 4/1/08                 BB        1,170      1,035
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17                 A         1,695      1,550
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07               B         1,200      1,033
Multicanal S.A.
   10.50%, 4/15/18               BB+       1,100        793
(+) Oil Purchase Co.
   7.10%, 4/30/02                BB+       1,009        969
(+) Paiton Energy Funding
  BV
   9.34%, 2/15/14                CC        1,900        399
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17                 BB        1,765      1,475
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14               BBB+      1,100      1,046
Republic of Colombia
   8.70%, 2/15/16                BB+       1,580      1,074
   11.75%, 2/25/20               BB+         300        254
Republic of Philippines
   10.625%, 3/16/25              BB+       1,030        872
(+) Unicredito Italiano
  Capital Trust II
   9.20%, 10/29/49               A-          210        211

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD    AMOUNT      VALUE
                             & POOR'S)     (000)     (000)!
-----------------------------------------------------------
United Mexican States
  Par Bond
   10.375%, 2/17/09              BB+     $   865  $     941
(+) Vodafone AirTouch plc
   7.75%, 2/15/10                A-          195        199
   7.875%, 2/15/30               A-        2,150      2,183
-----------------------------------------------------------
GROUP TOTAL                                          20,527
-----------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $498,856)       486,544
-----------------------------------------------------------
PREFERRED STOCK (1.8%)
-----------------------------------------------------------
                                          SHARES
                                          ------
MORTGAGE-OTHER (1.8%)
(+)+ Home Ownership Funding
  Corp.
   13.331% (Cost $7,759)         Aaa      10,400      7,799
-----------------------------------------------------------
STRUCTURED INVESTMENT (0.0%)-SEE NOTE A6
-----------------------------------------------------------
                                            FACE
                                          AMOUNT
                                           (000)
                                         -------
Morgan Guaranty Trust
  Company, 11/20/05;
  monthly payments equal to
  1% per annum of the
  outstanding notional
  balance indexed to GNMA
  ARM pools (Cost $1,226)        N/R     $17,309        276
-----------------------------------------------------------
CASH EQUIVALENTS (22.7%)
-----------------------------------------------------------
DISCOUNT NOTES (17.2%)
Federal Home Loan
  Mortgage Corporation
    4.59%, 10/10/04              Agy       4,000      3,994
    5.76%, 10/26/00              Agy      20,000     19,911
Federal National Mortgage
  Association
    5.70%, 10/25/00              Agy      20,000     19,914
    5.76%, 10/26/00              Agy      20,000     19,911
    6.19%, 11/22/00              Agy      10,000      9,908
-----------------------------------------------------------
GROUP TOTAL                                          73,638
-----------------------------------------------------------

                                            FACE
                                          AMOUNT      VALUE
                                           (000)     (000)!
-----------------------------------------------------------
REPURCHASE AGREEMENT (5.5%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $23,570,
  collateralized by various U.S.
  Government Obligations, due 11/2/00-
  3/29/01, valued at $23,793             $23,557  $  23,557
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $97,195)                97,195
-----------------------------------------------------------
TOTAL INVESTMENTS (137.8%) (Cost $605,036)          591,814
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-37.8%)
Dividends Receivable                                    347
Interest Receivable                                   5,384
Receivable for Investments Sold                       1,632
Receivable for Forward Commitments                   16,912
Receivable for Fund Shares Sold                         689
Investments Held as Collateral for Loaned
  Securities                                         57,918
Unrealized Gain on Swap Agreements                      939
Other Assets                                             53
Payable for Bank Overdraft                               (2)
Payable for Investments Purchased                    (5,438)
Payable for Forward Commitments                    (181,379)
Payable for Fund Shares Redeemed                       (484)
Payable for Investment Advisory Fees                   (400)
Payable for Administrative Fees                         (28)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (46)
Payable for Variation Margin on Futures
  Contracts                                            (117)
Collateral on Securities Loaned, at Value           (57,918)
Other Liabilities                                      (549)
                                                  ---------
                                                   (162,487)
-----------------------------------------------------------
NET ASSETS (100%)                                 $ 429,327
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO

                                                    VALUE
                                                   (000)!
-----------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 37,964,275 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                   $ 429,327
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                         $   11.31
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                   $ 450,982
Undistributed Net Investment Income (Loss)            7,675
Undistributed Realized Net Gain (Loss)              (17,354)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                             (13,222)
  Futures and Swaps                                   1,246
-----------------------------------------------------------
NET ASSETS                                        $ 429,327
-----------------------------------------------------------

sec.   Restricted Security-Total market value of restricted
        securities owned at September 30, 2000 was $143,000 or
        0.0% of net assets.
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public sale may
        exist.
(++)   A portion of these securities was pledged to cover
        margin requirements for futures contracts.
+      Moody's Investors Service, Inc. rating. Security is not
        rated by Standard & Poor's Corporation.
++     Security is fair valued by the Adviser.
@      Security is in default.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30, 2000.
        Maturity date disclosed is the ultimate maturity.
##     Variable or floating rate securities-rate disclosed is
        as of
        September 30, 2000.
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate.
        Indicated rate is the effective rate at September 30,
        2000.
IO     Interest Only
N/R    Not rated by Moody's Investors Service, Inc. or Standard
        & Poor's Corporation.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note A7 to
        Financial Statements.
YMA    Yield Maintenance Agreement

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

The High Yield Portfolio focuses on investments in below-investment grade corporate bonds. The Portfolio is actively managed by Miller Anderson & Sherrerd's high-yield fixed-income team, which is responsible for portfolio construction and risk control. The high-yield team utilizes a disciplined, total return-oriented investment process to actively manage diversified high-yield portfolios. To identify the most efficient portfolio, the team engages in fundamental analysis and valuation of high yield securities. Individual securities are compared on the basis of their option- and credit-risk-adjusted expected returns. Several high-yield investment beliefs guide the process. MAS believes that the keys to successful high-yield management are: superior, forward-looking credit analysis; a consistent, disciplined investment process; a value focus; and careful control of overall portfolio risk. The team manages overall interest-rate risk and economic sensitivity, as well as the integration of investment themes drawn from the firm's financial-market research.

MAS believes that investments in high-yield securities can improve the diversification of a balanced portfolio and raise return for a given level of volatility. MAS's extensive research shows that investors have been rewarded over time for holding lower-rated securities. High-yield securities also offer investment opportunities overlooked in the traditional stock/bond mix. MAS's goal is to achieve superior total returns with a greater degree of consistency than the broad market averages and other investment managers.

The high yield market experienced a somewhat difficult period over the past twelve months. Several rate hikes by the Federal Reserve, volatile stock and bond markets, a continued high default rate, and operational challenges for several telecommunications companies all contributed to disappointing absolute returns in the high yield market. The spread on the CSFB Global High Yield Index widened by 191 basis points over the past year to 823 basis points over treasuries by the end of September 2000.

The MAS High Yield Portfolio's one year total return was -0.22% vs. 1.92% for the CSFB Global High Yield Index. Performance trailed the benchmark primarily due to both an overweighting in the telecommunications sector and security selection within this sector, particularly in non-U.S. issuers. Also detracting from results was an underweight position in the energy sector, which had a very good year due to high oil prices. Finally, the Portfolio's positions in the metal and auto sectors negatively impacted results; these sectors underperformed during the last few months of the fiscal year due to sub-par earnings announcements.

On the other hand, there were several factors that contributed positively to performance. The Portfolio maintained a higher average credit quality than the benchmark, which enhanced returns, as higher quality securities outperformed lower rated bonds. In terms of capitalization, holdings in larger companies added to results, as these issuers greatly outperformed smaller companies. The Portfolio's overweighting in the gaming sector further enhanced results, as did good security selection within health care and homebuilding. Finally, Intermedia's bonds performed very well as that company agreed to be acquired by WorldCom, which led to an investment grade rating.

At fiscal year-end, MAS found good value in the telecommunications sector, largely due to the dramatic widening of the sector's yield spread over the past six months. To a smaller extent, the Portfolio remained overweight in the health care, gaming, and cable sectors. In addition, it maintained a small allocation in emerging markets corporate debt.

At fiscal year-end, the high yield market was trading at spread and yield levels not seen since the last U.S. recession in the early 1990's. If a healthy economy, low-to-moderate inflation, and a less restrictive Federal Reserve cause yield spreads to narrow, the Portfolio should be well positioned to benefit.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MAS HIGH YIELD       MAS HIGH YIELD        MAS HIGH YIELD           CS FIRST BOSTON              SALOMON HIGH YIELD
INSTITUTIONAL         INVESTMENT              ADVISER            GLOBAL HIGH YIELD INDEX
-----------------   ------------------------------------------------------------------------------------------------
1000                                                                      1000                          1000
1367                                                                      1370                          1320
1674                                                                      1650                          1618
2011                                                                      1908                          1857
2083                                                                      1974                          1900
2366                                                                      2252                          2200
2693                                                                      2493                          2436
3229                                                                      2886                          2799
3191                                                                      2871                          2868
3472                                                                      2984                          2969
3464                     3440                  3435                       3041                          3000


                                                                             CS FIRST
                                                                              BOSTON
                                                                              GLOBAL
                                              MAS HIGH YIELD                   HIGH      SALOMON
                                ------------------------------------------    YIELD     HIGH YIELD
                                INSTITUTIONAL M   INVESTMENT K   ADVISER O    INDEX       INDEX
--------------------------------------------------------------------------------------------------
One Year                             (0.22)%         (0.40)%       (0.42)%     1.92%       1.04%
Five Years                            7.93%           7.77%         7.74%      6.20%       6.40%
Ten Years                            13.23%          13.15%        13.14%     11.76%      11.61%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

M Represents an investment in the Institutional Class.

K Represents an investment in the Investment Class which commenced operations
  5/21/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

O Represents an investment in the Adviser Class which commenced operations
  1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* Total returns are compared to the CS First Boston Global High Yield Index, an unmanaged market index. Previously, the Portfolio's returns had been compared to the Salomon High Yield Index. The Adviser believes that the CS First Boston Global High Yield Index has a more comprehensive coverage of geographic regions and types of securities in which the Portfolio may invest.

As of 9/30/00, the Portfolio's holdings in Intermedia were 1.4%.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (86.5%)

-----------------------------------------------------------
                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
SEPTEMBER 30, 2000       & POOR'S)        (000)      (000)!
-----------------------------------------------------------
ASSET BACKED CORPORATES (0.4%)
(+) ++Commercial Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05             N/R    $    4,693  $      939
(+) OHA Auto Grantor
  Trust,
  Series 97-A
   11.00%, 9/15/03            BB          2,619       2,500
-----------------------------------------------------------
GROUP TOTAL                                           3,439
-----------------------------------------------------------
AUTOMOTIVE (1.1%)
Hayes Lemmerz
  International, Inc.
   9.125%, 7/15/07            B           1,060         909
   8.25%, 12/15/08            B           8,830       7,152
Tenneco, Inc.,
  Series B
   11.625%, 10/15/09          B+          2,395       1,533
-----------------------------------------------------------
GROUP TOTAL                                           9,594
-----------------------------------------------------------
CABLE (12.5%)
Adelphia Communications
  Corp.
   7.75%, 1/15/09             B+         14,255      11,885
   9.375%, 11/15/09           B+          4,325       3,920
  Series B:
   8.375%, 2/1/08             B+          9,645       8,343
   9.875%, 3/1/07             B+          1,870       1,758
British Sky
  Broadcasting
   8.20%, 7/15/09             BB+         7,335       6,906
Cablevision S.A.
   13.75%, 5/1/09             BB          3,710       3,302
(+) Callahan NRH
   14.00%, 7/15/10            B-         12,670      12,607
Charter Communications
  Holdings
   10.25%, 1/15/10            B+          7,695       7,531
CSC Holdings, Inc.
   9.875%, 5/15/06            BB-         4,020       4,110
Echostar DBS Corp.
   9.375%, 2/1/09             B           9,715       9,520
Multicanal S.A.
   10.50%, 2/1/07             BB+         5,245       4,173
   13.125%, 4/15/09           BB+         1,460       1,324
# NTL, Inc.,
  Series B
   0.00%, 4/1/08              B-     GBP  9,845       8,735
(+) OnePoint
  Communications Corp.
   14.50%, 6/1/08             N/R    $    3,620       3,620

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
                         & POOR'S)        (000)      (000)!
-----------------------------------------------------------
-----------------------------------------------------------
# RCN Corp.
   0.00%, 10/15/07            B-     $   12,210  $    6,471
  Series B
   0.00%, 2/15/08             B-          4,725       2,268
(+)# Telewest plc
   0.00%, 4/15/09             B+     GBP 11,355       8,647
(+) United Pan-Europe
  Communications N.V.
   10.875%, 8/1/09            B      $    6,210       5,278
-----------------------------------------------------------
GROUP TOTAL                                         110,398
-----------------------------------------------------------
CHEMICALS (3.0%)
(+) Huntsman ICI
   10.125%, 7/1/09            B+          4,770       4,680
   10.125%, 7/1/09            B+      EUR 4,285       3,785
ISP Holdings, Inc.,
  Series B
   9.00%, 10/15/03            BB-    $   10,570       9,302
Lyondell Chemical Co.
   9.625%, 5/1/07             BB          8,510       8,308
-----------------------------------------------------------
GROUP TOTAL                                          26,075
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY COLLATERAL
  SERIES (0.0%)
+ Citicorp Mortgage
  Securities, Inc.,
  Series 90-7 A7
   9.50%, 6/25/05             B3            360         164
-----------------------------------------------------------
COMMERCIAL MORTGAGES (0.5%)
(+)+## DLJ Mortgage
  Acceptance Corp.
  Series 97-CF2 S IO
  CMO
   0.357%, 10/15/17           Aaa        99,829       1,983
(+) Franchise Mortgage
  Acceptance Corp.,
  Loan Receivables
  Trust,
  Series 96-B C IO
   7.929%, 11/1/18            N/R         3,937       1,102
+## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series 96-C1 X2 IO
   1.899%, 3/15/21            Aaa        12,592         722
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.379%, 2/25/28            N/R         8,059         449
  96-CFL X1A IO
   1.398%, 2/25/28            N/R         4,307          19
  96-CFL X2 IO
   1.170%, 2/25/28            N/R         1,941          32
-----------------------------------------------------------
GROUP TOTAL                                           4,307
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
(CONT'D)                 & POOR'S)        (000)      (000)!
-----------------------------------------------------------
COMMUNICATIONS-FIXED (15.9%)
(+) Bayan
  Telecommunications
  Holdings Corp.
   13.50%, 7/15/06            CCC    $    9,890  $    3,585
Esprit Telecom Group
  plc
   11.00%, 6/15/08            B-      EUR 2,608       1,037
   11.50%, 12/15/07           B-          1,669         664
(+) Exodus
  Communications, Inc.
   11.625%, 7/15/10           B      $    7,780       7,799
Focal Communications
   11.875%, 1/15/10           B           7,645       5,810
Global Crossing
  Holdings Ltd.
   9.625%, 5/15/08            BB         10,650      10,650
Globix Corp.
   12.50%, 2/1/10             B-          6,180       4,388
(+)# GT Group Telecom
   0.00%, 2/1/10              CCC+       11,745       5,050
Hermes Europe Railtel
   10.375%, 1/15/09           B           1,945         972
   11.50%, 8/15/07            B           4,830       2,415
# Hyperion
  Telecommunications,
  Inc.
   0.00%, 4/15/03             B+          7,455       6,206
# Intermedia
  Communications, Inc.
  Series B
   0.00%, 7/15/07             B          11,505       9,549
   8.50%, 1/15/08             B           2,385       2,284
# Level 3
  Communications
   0.00%, 3/15/10             B           9,535       5,101
(+) Maxcom
  Telecomunicacions,
   13.75%, 4/1/07             N/R         5,805       3,178
Netia Holdings S.A.
   13.50%, 6/15/09            B           6,625       5,414
NEXTLINK Communications
   # 0.00%, 4/15/08           B           7,145       4,180
   # 0.00%, 6/1/09            B           3,090       1,730
   # 0.00%, 12/1/09           B           4,725       2,457
   10.75%, 11/15/08           B           3,590       3,321
Primus
  Telecommunications
  Group, Inc.
   11.25%, 1/5/09             B-          8,210       4,187
   12.75%, 10/15/09           B-          1,455         757
  Series B
   9.875%, 5/15/08            B-          5,405       2,675
(+) PSINet, Inc.,
  Series B
   10.00%, 2/15/05            B-         11,800       7,670
Rhythms
  NetConnections, Inc.,
   14.00%, 2/15/10            CCC+        9,165       6,049
  Series B
   # 0.00%, 5/15/08           CCC+        9,520       3,618

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
                         & POOR'S)        (000)      (000)!
-----------------------------------------------------------
RSL Communications plc
   # 0.00%, 3/1/08            B-     $    6,880  $    1,032
   # 0.00%, 3/15/08           B-      EUR 8,556         983
   9.125%, 3/1/08             B-     $    7,415       1,483
   9.875%, 11/15/09           B-          4,225         972
   12.00%, 11/1/08            B-          3,725         913
   12.25%, 11/15/06           B-            970         233
(+) Tele1 Europe B.V.
   11.875%, 12/1/09           B-      EUR 1,390       1,167
   13.00%, 5/15/09            B-          5,705       4,939
+# Viatel, Inc.
   0.00%, 4/15/08             B-     $   11,030       2,757
# Wam!Net, Inc.,
  Series B
   0.00%, 3/1/05              CCC+        7,065       3,179
(+)# Winstar
  Communications, Inc.
   0.00%, 4/15/10             B-         37,235      11,915
-----------------------------------------------------------
GROUP TOTAL                                         140,319
-----------------------------------------------------------
COMMUNICATIONS-MOBILE (8.6%)
Cellco Finance N.V.
   12.75%, 8/1/05             B+          4,135       4,094
Centennial Cellular
  Corp.
   10.75%, 12/15/08           B-          9,260       9,052
# CTI Holdings S.A.
   0.00%, 4/15/08             B          10,520       5,365
# Dolphin
  Telecommunications
   0.00%, 6/1/08              CCC+   EUR 11,260       1,890
   0.00%, 5/15/09             CCC+   $    4,395         879
(+) Globalstar
  LP/Capital
   11.375%, 2/15/04           CCC         6,735       2,020
Grupo Iusacell
  S.A. de C.V.
   14.25%, 12/1/06            B+          7,805       8,273
Motient Corp.
  Series B
   12.25%, 4/1/08             N/R         7,195       5,198
# Nextel
  Communications, Inc.
   0.00%, 9/15/07             B          10,155       8,327
   0.00%, 2/15/08             B          17,630      13,487
# Occidente y Caribe
  Cellular
   0.00%, 3/15/04             B          11,640       8,439
PTC International
  Finance
   11.25%, 12/1/09            N/R         7,330       6,330
(+) Total Access
  Communication
  (Convertible) PCL
   2.00%, 5/31/06             BBB-        1,890       2,362
-----------------------------------------------------------
GROUP TOTAL                                          75,716
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
                         & POOR'S)        (000)      (000)!
-----------------------------------------------------------
ENERGY (1.9%)
# Husky Oil Ltd.
   8.90%, 8/15/28             BB+    $    6,380  $    6,205
(+) Nuevo Energy Co.,
   9.375%, 10/1/10            B+          5,680       5,644
Vintage Petroleum, Inc.
   8.625%, 2/1/09             BB-         5,150       5,124
-----------------------------------------------------------
GROUP TOTAL                                          16,973
-----------------------------------------------------------
FINANCE (1.8%)
(+) Anthem Insurance
   9.125%, 4/1/10             BBB+        7,560       7,073
GS Escrow Corp.
   7.125%, 8/1/05             BB+         9,235       8,618
-----------------------------------------------------------
GROUP TOTAL                                          15,691
-----------------------------------------------------------
FOOD & BEVERAGE (1.1%)
Smithfield Foods, Inc.
   7.625%, 2/15/08            BB+        10,870       9,756
-----------------------------------------------------------
GAMING (6.2%)
Harrahs Operating Co., Inc.
   7.875%, 12/15/05           BB+        11,260      10,838
Horseshoe Gaming
  Holdings
   8.625%, 5/15/09            B+         10,115       9,913
International Game
  Technology
   8.375%, 5/15/09            BB+        10,720      10,479
Park Place
  Entertainment Corp.
   7.875%, 12/15/05           BB+         3,975       3,831
   8.50%, 11/15/06            BBB-        4,325       4,380
Station Casinos, Inc.
   8.875%, 12/1/08            B+          5,300       5,108
   9.75%, 4/15/07             B+          7,065       7,047
   10.125%, 3/15/06           B+          3,000       3,000
-----------------------------------------------------------
GROUP TOTAL                                          54,596
-----------------------------------------------------------
GENERAL INDUSTRY (1.4%)
(+) Actuant Corp.
   13.00%, 5/1/09             B           5,120       5,210
(+) Flowserve Corp.
   12.25%, 8/15/10            B           7,245       7,408
-----------------------------------------------------------
GROUP TOTAL                                          12,618
-----------------------------------------------------------

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
                         & POOR'S)        (000)      (000)!
-----------------------------------------------------------
HEALTH CARE (5.6%)
Columbia/HCA
  Healthcare Corp.
   6.91%, 6/15/05             BB+    $    6,095  $    5,770
   7.15%, 3/30/04             BB+         4,770       4,606
   7.58%, 9/15/25             BB+           660         555
   7.69%, 6/15/25             BB+         9,535       8,130
Fresenius Medical
  Capital Trust II
   7.875%, 2/1/08             B+         10,360       9,790
HCA-The Healthcare Co.
   8.75%, 9/1/10              BB+         2,825       2,866
Tenet Healthcare Corp.
   8.625%, 1/15/07            BB-         6,180       6,118
  Series B
   8.125%, 12/1/08            BB-        12,540      12,007
-----------------------------------------------------------
GROUP TOTAL                                          49,842
-----------------------------------------------------------
HOTELS, LODGING & RESTAURANTS (1.6%)
Hilton Hotels Corp.
   7.95%, 4/15/07             BBB         9,005       8,753
HMH Properties,
  Series A
   7.875%, 8/1/05             BB          5,580       5,259
Host Marriott Travel
  Plaza
   8.375%, 2/15/06            BB            315         302
-----------------------------------------------------------
GROUP TOTAL                                          14,314
-----------------------------------------------------------
MEDIA & ENTERTAINMENT (3.6%)
Chancellor Media Corp.,
  Series B
   8.125%, 12/15/07           B          10,595      10,701
Outdoor Systems, Inc.
   8.875%, 6/15/07            BB+         3,530       3,627
TV Azteca S.A.,
  Series B
   10.50%, 2/15/07            B+          9,810       9,099
Satelites Mexicanos
  S.A.
   10.125%, 11/1/04           B-          7,145       4,501
(+) XM Satelite Radio
  Holdings, Inc.
   14.00%, 3/15/10            N/R         5,055       3,538
-----------------------------------------------------------
GROUP TOTAL                                          31,466
-----------------------------------------------------------
METALS (2.4%)
(+) EES Coke Battery
  Co., Inc.
   9.382%, 4/15/07            B+          2,210       1,941
Glencore Nickel
  Property Ltd.
   9.00%, 12/1/14             BB+         3,680       3,073
Murrin Murrin
  Holdings Ltd.
   9.375%, 8/31/07            BB-         9,645       8,680

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
(CONT'D)                 & POOR'S)        (000)      (000)!
-----------------------------------------------------------
National Steel Corp.,
  Series D
   9.875%, 3/1/09             B+     $   10,365  $    6,115
(+) Republic
  Technologies
  International LLC
   13.75%, 7/15/09            B           5,170         931
-----------------------------------------------------------
GROUP TOTAL                                          20,740
-----------------------------------------------------------
PACKAGING (2.9%)
Indah Kiat Finance
  Mauritius
   10.00%, 7/1/07             CCC+        8,700       4,176
Norampac, Inc.
   9.50%, 2/1/08              BB          7,830       7,889
Pacifica Papers, Inc.
   10.00%, 3/15/09            B+          8,615       8,679
Pindo Deli
  Financial Mauritius
   10.75%, 10/1/07            CCC+       10,065       4,932
-----------------------------------------------------------
GROUP TOTAL                                          25,676
-----------------------------------------------------------
REAL ESTATE/BUILDING (2.9%)
Centex Corp.
   9.75%, 6/15/05             BBB         6,180       6,384
D. R. Horton, Inc.
   8.00%, 2/1/09              BB          5,660       5,193
(+) Lennar Corp.
   9.95%, 5/1/10              BB+         6,340       6,514
Nortek, Inc.,
  Series B
   8.875%, 8/1/08             B+          8,595       7,907
-----------------------------------------------------------
GROUP TOTAL                                          25,998
-----------------------------------------------------------
RETAIL (4.0%)
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10             BB+         2,673       2,024
  94-K1 A1
   7.60%, 8/15/07             BB+         2,559       2,178
  94-K1 A2
   8.375%, 8/15/15            BB+         1,705       1,197
  94-K2 A2
   9.35%, 8/15/19             BB+         4,335       3,237
HMV Media Group plc
   10.875%, 5/15/08           B           3,575       3,357
  Series B
   10.25%, 5/15/08            B           3,510       2,317
Kmart Financing
  Preferred
   7.75%, 6/15/16             B+             99       3,078
Kmart Funding Corp.
   8.80%, 7/1/10              BB+         4,961       4,372

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
                         & POOR'S)        (000)      (000)!
-----------------------------------------------------------
Musicland Group, Inc.
   9.00%, 6/15/03             B-     $    3,990  $    3,711
  Series B
   9.875%, 3/15/08            B-         11,610       9,752
-----------------------------------------------------------
GROUP TOTAL                                          35,223
-----------------------------------------------------------
SERVICES (3.0%)
# Norcal Waste Systems,
  Inc.
   0.00%, 11/15/05            BB-         6,555       6,899
USA Waste Services
   7.125%, 10/1/07            BBB         6,535       6,134
   7.125%, 12/15/17           BBB         1,545       1,328
Waste Management, Inc.
   7.00%, 10/15/06            BBB         9,980       9,351
   7.65%, 3/15/11             BBB         2,525       2,370
-----------------------------------------------------------
GROUP TOTAL                                          26,082
-----------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (1.5%)
Republic of Brazil
   11.00%, 8/17/40            B+          9,850       7,856
Republic of Colombia
   9.75%, 4/23/09             BB+         4,415       3,581
Republic of Philippines
   10.625%, 3/16/25           BB+         2,410       2,040
-----------------------------------------------------------
GROUP TOTAL                                          13,477
-----------------------------------------------------------
SUPERMARKET/DRUG (1.2%)
(+) CA FM Lease Trust
   8.50%, 7/15/17             BBB-        6,658       6,250
Stater Bros. Holdings,
  Inc.
   10.75%, 8/15/06            B+          5,270       4,453
-----------------------------------------------------------
GROUP TOTAL                                          10,703
-----------------------------------------------------------
TECHNOLOGY (0.7%)
(+) Hyundai
  Semiconductor America
   8.25%, 5/15/04             B             442         402
   8.625%, 5/15/07            B           6,250       5,383
-----------------------------------------------------------
GROUP TOTAL                                           5,785
-----------------------------------------------------------
TRANSPORTATION (1.2%)
ALPS,
  Series 96-1 DX
   12.75%, 6/15/06            BB-         4,991       4,742
(+) Jet Equipment
  Trust,
  Series:
  94-C1
   11.79%, 6/15/13            BBB         3,050       3,425
  95-D
   11.44%, 11/1/14            BBB         2,050       2,262
-----------------------------------------------------------
GROUP TOTAL                                          10,429
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS         FACE
                         (STANDARD       AMOUNT       VALUE
                         & POOR'S)        (000)      (000)!
-----------------------------------------------------------
UTILITIES (1.5%)
AES Corp.
   8.50%, 11/1/07             B+     $    9,030  $    8,624
(+) Paiton Energy
  Funding
   9.34%, 2/15/14             CC          6,665       1,400
(+) Ras Laffan
  Liquefied
  Natural Gas Co.
   8.294%, 3/15/14            BBB+        2,905       2,761
-----------------------------------------------------------
GROUP TOTAL                                          12,785
-----------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $910,147)       762,166
-----------------------------------------------------------
COMMON STOCK (0.1%)
-----------------------------------------------------------
                                         SHARES
                                         ------
COMMUNICATIONS (0.1%)
Tele1 Europe ADR (Cost
  $0)                         N/R       107,400         967
-----------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
-----------------------------------------------------------
MEDIA & ENTERTAINMENT (0.1%)
(+)* Paxson
  Communications Corp.
  PIK 9.75%
  (Cost $1,207)               N/R        12,443       1,207
-----------------------------------------------------------
PREFERRED STOCKS (4.1%)
-----------------------------------------------------------
COMMUNICATIONS (2.7%)
* Broadwing
  Communications, Inc.
  Series B                    CCC+        7,057       7,198
* Dobson Communications
  Corp. 13.00%                N/R        70,366       6,720
Nextel Communications,
  Inc., 13.00%                CCC+        5,001       5,376
* NEXTLINK
  Communications 13.50%       CCC-           55       4,692
-----------------------------------------------------------
GROUP TOTAL                                          23,986
-----------------------------------------------------------
MEDIA & ENTERTAINMENT (0.7%)
* Paxson
  Communications Corp.
  13.25%                      CCC+       58,211       5,676
-----------------------------------------------------------
UTILITIES (0.7%)
*(+) TNP Enterprises,
  Inc.
   14.50%, 4/1/11             BB            625       6,312
-----------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $23,979)                35,974
-----------------------------------------------------------

                         !!RATINGS
                         (STANDARD       NO. OF    VALUE
                         & POOR'S)     WARRANTS    (000)!
-----------------------------------------------------------
WARRANTS (0.3%)
-----------------------------------------------------------
COMMUNICATIONS (0.2%)
* GT Group Telecom,
  Inc., expiring 2/1/10       N/R           118  $      767
*(+) Globalstar
  Telecommunications
  Ltd.,
  expiring 2/15/04            N/R         4,650          58
* MaxcomTelecomunicacione,
  expiring 4/1/07             N/R            59          15
*(+) Motient Corp.,
  expiring 4/1/08             N/R            64         161
* Occidente y Caribe
  Cellular,
  expiring 3/15/04            N/R        58,370         219
*(+) OnePoint
  Communications Corp.,
  expiring 6/1/08             N/R        37,000         296
*(+) Wam!Net, Inc.,
  expiring 3/1/05             N/R       168,750         196
-----------------------------------------------------------
GROUP TOTAL                                           1,712
-----------------------------------------------------------
MEDIA & ENTERTAINMENT (0.1%)
*(+) Paxson
  Communications Corp.,
  expiring 6/30/03            N/R        32,160          14
* XM Satelite Radio
  Holdings, Inc.
  14.00%, 3/15/10             N/R         5,125         769
-----------------------------------------------------------
GROUP TOTAL                                             783
-----------------------------------------------------------
METALS (0.0%)
*(+)@ Republic
  Technologies
  International LLC,
  expiring 7/15/09            N/R        52,550          --
-----------------------------------------------------------
TOTAL WARRANTS (Cost $2,693)                          2,495
-----------------------------------------------------------
CASH EQUIVALENTS (4.5%)
-----------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
                                       --------
REPURCHASE AGREEMENT (4.4%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $39,110,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at
  $39,480                            $   39,089      39,089
-----------------------------------------------------------
TREASURY BILL (0.1%)
++ U.S. Treasury Bill
  5.83% 10/19/00                            500         499
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $39,588)                39,588
-----------------------------------------------------------
TOTAL INVESTMENTS (95.6%) (Cost $977,614)           842,397
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO


                                                      VALUE
                                                     (000)!
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.4%)
Cash                                             $      545
Foreign Currency Held as Collateral on Futures
  Contracts (Cost $572)                                 578
Interest Receivable                                  19,467
Receivable for Investments Sold                       2,844
Receivable for Fund Shares Sold                      22,390
Investments Held as Collateral for Loaned
  Securities                                         58,981
Unrealized Gain on Forward Foreign Currency
  Contracts                                           2,324
Other Assets                                             72
Payable for Investments Purchased                    (7,463)
Payable for Fund Shares Redeemed                       (274)
Payable for Investment Advisory Fees                 (1,102)
Payable for Administrative Fees                         (64)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (59)
Payable for Shareholder Servicing Fees-
  Investment Class                                       (1)
Payable for Distribution Fees-Adviser Class              (5)
Payable for Variation Margin on Futures
  Contracts                                            (139)
Collateral on Securities Loaned, at Value           (58,981)
Other Liabilities                                       (71)
                                                 ----------
                                                     39,042
-----------------------------------------------------------
NET ASSETS (100%)                                $  881,439
-----------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 107,902,769 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                   $  848,507
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                        $     7.86
-----------------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 1,289,516 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $   10,151
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                        $     7.87
-----------------------------------------------------------

                                                      VALUE
                                                     (000)!
-----------------------------------------------------------

ADVISER CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 2,901,972 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $   22,781
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                        $     7.85
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $1,018,008
Undistributed Net Investment Income (Loss)           35,826
Undistributed Realized Net Gain (Loss)              (39,538)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                            (135,217)
  Foreign Currency Transactions                       2,518
  Futures                                              (158)
-----------------------------------------------------------
NET ASSETS                                       $  881,439
-----------------------------------------------------------

!    See Note A1 to Financial Statements.
(++) Ratings are unaudited.
*    Non-income producing security
(+)  144A security. Certain conditions for public sale may
      exist.
(++) A portion of these securities was pledged to cover margin requirements for futures contracts
+    Moody's Investors Service, Inc. rating. Security is not
      Rated by Standard & Poor's Corporation.
++   Security is fair valued by the Adviser.
#    Step Bond-Coupon rate increases in increments to maturity.
      Rate disclosed is as of September 30, 2000. Maturity date
      disclosed is the ultimate maturity.
##   Variable or floating rate security-rate disclosed is as of
      September 30, 2000.
@    Value is less than $500.
ADR  American Depository Receipt
CMO  Collateralized Mortgage Obligation
EUR  Euro
GBP  British Pound
IO   Interest Only
N/R  Not rated by Moody's Investors Service, Inc. or Standard &
      Poor's Corporation.
PCL  Public Company Limited
PIK  Payment-In-Kind Security

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

CASH RESERVES PORTFOLIO

The Cash Reserves Portfolio is a money-market fund whose primary objectives are liquidity, preservation of capital, and high current income. The Portfolio is managed in a conservative style, generally without the use of derivatives or funding agreements. Investments are diversified across several fixed-income sectors, and may include high quality commercial paper, negotiable certificates of deposit, the bank notes of carefully selected, large depository institutions, Federal agency obligations, and fully collateralized repurchase agreements.

The Portfolio allocates assets and selects fixed-income maturities based on an analysis of MAS's interest rate forecast and the shape of the money market yield curve. This is an ongoing, in-depth analysis of economic and financial developments, both national and international in scope. The Portfolio's average maturity is gradually shortened or lengthened, depending upon several factors. These include portfolio valuations, recent cash flow experiences and trends, and the current and forecasted shape of the money market yield curve.

Formal credit reviews and frequent monitoring of all investments are an integral part of the Portfolio's management. While ratings by Nationally Recognized Statistical Rating Organizations serve as the starting point for any potential investment, the Portfolio looks well beyond these ratings as part of its due diligence process. The team of portfolio managers and credit analysts continuously reviews and reassesses the relative and absolute desirability of an issuer's obligations.

On May 16, 2000 the Federal Open Market Committee (FOMC) raised its target rate for federal funds by 50 basis points to 6.50%. The move marked the sixth time the Federal Reserve raised rates since June of 1999, for a total of 175 basis points. During this period, the Federal Reserve was concerned about the risk of rapid expansion reigniting inflation.

Despite the rising rates, the U.S. economy continued to display strength, with GDP up 4.8% and 5.3% in the second and third fiscal quarters, respectively. This followed a very strong second half of calendar 1999. However, productivity gains were extremely strong. Overall output per hour rose 5.2% for the year ended June 30, 2000, the best pace in 17 years. The rise in manufacturing productivity over the same time period was 7%, the fastest advance since 1971. As a result, despite continued low unemployment and surging oil prices, inflation remained restrained. Inflation, as measured by the core Producer Price Index (excluding tobacco) was up just 1.0% for the year ended August 31, 2000, while core consumer prices were up just 2.5%.

Over the past year, the Portfolio continued to invest in high quality commercial paper, bank notes, time deposits, and negotiable certificates of deposit of financially strong commercial banks and Federal agency obligations. In terms of its maturity structure, for most of the year the Portfolio employed a barbell strategy, between securities that were due to mature near upcoming FOMC meeting dates and longer-term securities with yields that better reflected anticipated changes in Federal Reserve policy. This strategy allowed the Portfolio to gradually shorten its weighted average maturity slightly to take advantage of generally rising market rates, while maintaining a yield that reflected prevailing market rates.

As the Federal Reserve's rate actions began to slow the economy, the Portfolio began purchasing somewhat longer maturities to lock in more current market rates. As of September 30, 2000, the Portfolio's weighted average maturity was 40 days, and 91% of holdings were due to mature in less than three months. Therefore, the Portfolio was well positioned for stability of principal with a very high degree of liquidity.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

            MAS FUNDS CASH RESERVES -   MAS FUNDS CASH RESERVES -
                INSTITUTIONAL                 INVESTMENT             LIPPER MONEY MARKET    SALOMON 1-MONTH TREASURY
--------------------------------------------------------------------------------------------------------------------
 90                 1000                                                    1000                      1000
 91                 1066                                                    1064                      1057
 92                 1109                                                    1105                      1095
 93                 1140                                                    1135                      1126
 94                 1178                                                    1170                      1164
 95                 1244                                                    1231                      1224
 96                 1311                                                    1291                      1285
 97                 1380                                                    1354                      1348
 98                 1456                                                    1421                      1414
 99                 1528                                                    1484                      1474
 00                 1618                         1615                       1564                      1552

                                                        LIPPER     SALOMON
                             MAS CASH RESERVES           MONEY     1-MONTH
                       ------------------------------   MARKET     TREASURY
                       INSTITUTIONAL M   INVESTMENT K   AVERAGE   BILL INDEX
----------------------------------------------------------------------------
One Year                    5.91%           5.75%        5.41%      5.26%
Five Years                  5.39%           5.36%        4.90%      4.86%
Ten Years                   4.93%           4.91%        4.57%      4.49%
7-Day Effective Yield       6.47%           6.47%
SEC 7-Day Current
  Yield                     6.29%           6.14%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The SEC 7-day yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. You may obtain the Portfolio's current SEC 7-day yield by calling 1-800-354-8185.

M Represents an investment in the Institutional Class.

K Represents an investment in the Investment Class which commenced operations
  8/16/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* Total returns are compared to the Lipper Money Market Average of money market funds and the Salomon 1-Month Treasury Bill Index. While the Portfolio may invest in the government securities represented by the Salomon 1-Month Treasury Bill Index, it also invests in non-government issues and securities with maturities greater than one month.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

CASH RESERVES
PORTFOLIO

STATEMENT OF NET ASSETS
COMMERCIAL PAPER (66.0%)

---------------------------------------------------------
                                        FACE
                                       AMOUNT     VALUE
         SEPTEMBER 30, 2000             (000)     (000)!
---------------------------------------------------------
BANKING (4.6%)
JP Morgan & Co., Inc.
   6.48%, 11/14/00                     $2,000    $  1,985
State Street Corp.
   6.46%, 12/19/00                      2,000       1,972
Wells Fargo & Co.
   6.49%, 10/25/00                      1,500       1,494
---------------------------------------------------------
GROUP TOTAL                                         5,451
---------------------------------------------------------
COMPUTER HARDWARE (3.4%)
Hewlett Packard Co.
   6.52%, 10/27/00                      2,000       1,991
IBM Credit Corp.
   6.51%, 10/3/00                       2,000       2,000
---------------------------------------------------------
GROUP TOTAL                                         3,991
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (6.2%)
Associates Corp. of N.A.
   6.48%, 12/5/00                       2,000       1,977
   6.52%, 1/12/01                       2,000       1,963
General Electric Capital Corp.
   6.53%, 1/25/01                       2,000       1,959
   6.49%, 2/13/01                       1,500       1,464
---------------------------------------------------------
GROUP TOTAL                                         7,363
---------------------------------------------------------
DIVERSIFIED MANUFACTURING (3.2%)
Honeywell International
   6.52%, 11/9/00                       2,000       1,983
   6.48%, 11/21/00                      1,750       1,734
---------------------------------------------------------
GROUP TOTAL                                         3,717
---------------------------------------------------------
FINANCE-AUTOMOTIVE (9.4%)
American Honda Finance Corp.
   6.49%, 10/17/00                      2,000       1,994
   6.50%, 11/21/00                      1,400       1,387
DaimlerChrysler N.A. Holdings Corp.
   6.53%, 10/20/00                      2,000       1,993
   6.48%, 12/1/00                       1,750       1,731
Ford Motor Co.
   6.48%, 11/7/00                       2,000       1,987
General Motors Acceptance Corp.
   6.52%, 10/11/00                      2,000       1,996
---------------------------------------------------------
GROUP TOTAL                                        11,088
---------------------------------------------------------

                                        FACE
                                       AMOUNT     VALUE
                                        (000)     (000)!
---------------------------------------------------------
---------------------------------------------------------
FINANCE-CONSUMER (7.2%)
Household Finance Corp.
   6.65%, 10/2/00                      $4,500    $  4,499
New Center Asset Trust Corp.
   6.53%, 10/18/00                      2,000       1,994
   6.50%, 1/19/01                       2,000       1,960
---------------------------------------------------------
GROUP TOTAL                                         8,453
---------------------------------------------------------
FINANCE-CORPORATE (5.1%)
Cisco LP Corp.
   6.48%, 11/6/00                       2,000       1,987
   6.47%, 12/7/00                       2,000       1,976
CIT Group Holdings, Inc.
   6.48%, 12/15/00                      2,000       1,973
---------------------------------------------------------
GROUP TOTAL                                         5,936
---------------------------------------------------------
FOOD & BEVERAGES (2.5%)
Nestle Capital Corp.
   6.53%, 10/31/00                      3,000       2,984
---------------------------------------------------------
INSURANCE (1.7%)
American General
   6.52%, 10/10/00                      2,000       1,997
---------------------------------------------------------
INTERNATIONAL BANKS (12.1%)
Abbey National N.A. Corp.
   6.54%, 10/23/00                      2,000       1,992
   6.49%, 11/3/00                       1,500       1,491
ANZ (DE), Inc.
   6.48%, 11/8/00                       2,000       1,986
   6.49%, 11/28/00                      2,000       1,979
Deutsche Bank
   6.48%, 12/20/00                      2,000       1,971
   6.56%, 10/4/00                       1,750       1,749
Halifax plc
   6.54%, 10/16/00                      2,000       1,995
National Australia Funding
   6.49%, 9/27/00
UBS Finance, Inc.
   5.99%, 10/2/00                       1,000       1,000
---------------------------------------------------------
GROUP TOTAL                                        14,163
---------------------------------------------------------
INVESTMENT BANKERS/BROKERS/SERVICES (1.7%)
Goldman Sachs Group LP
   6.49%, 10/19/00                      2,000       1,994
---------------------------------------------------------
MAJOR PHARMACEUTICALS (1.7%)
Schering Corp.
   6.48%, 11/1/00                       2,000       1,989
---------------------------------------------------------
MAJOR U.S. TELECOMMUNICATIONS (5.9%)
AT&T Corp.
   6.5%, 10/12/00                       2,000       1,995
   6.48%, 12/13/00                      1,000         987

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

CASH RESERVES
PORTFOLIO

                                        FACE
                                       AMOUNT     VALUE
(CONT'D)                                (000)     (000)!
---------------------------------------------------------
Bell Atlantic Financial Services
   6.52%, 10/6/00                      $2,000    $  1,998
Verizon Global
   6.48%, 11/2/00                       2,000       1,988
---------------------------------------------------------
GROUP TOTAL                                         6,968
---------------------------------------------------------
UTILITIES (1.3%)
National Rural Utilities Cooperative
  Finance Corp.
   6.48%, 11/16/00                      1,500       1,488
---------------------------------------------------------
TOTAL COMMERCIAL PAPER (Cost $77,582 )             77,582
---------------------------------------------------------
CERTIFICATES OF DEPOSIT (7.3%)
---------------------------------------------------------
INTERNATIONAL BANKS (1.7%)
Dresdner Bank
   6.53%, 11/27/00                      2,000       2,000
---------------------------------------------------------
MAJOR BANKS (5.6%)
Bank of America
   6.65%, 10/6/00                       1,500       1,500
Bank of America Corp.
   6.71%, 12/22/00                      2,000       2,000
Sun Trust Bank, Inc.
   6.64%, 10/12/00                      3,000       3,000
---------------------------------------------------------
GROUP TOTAL                                         6,500
---------------------------------------------------------
TOTAL CERTIFICATE OF DEPOSIT (Cost $8,500)          8,500
---------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (0.8%)
Federal Home Loan Mortgage
  Corporation
   6.22%, 3/1/01 (Cost $974)            1,000         974
---------------------------------------------------------
DISCOUNT NOTES (10.5%)
Federal Home Loan Mortgage
  Corporation
   6.26%, 3/29/01                       1,000         969
   6.39%, 11/30/00                      4,337       4,290
Federal National Mortgage Association
   6.42%, 10/26/00                      5,000       4,977
   5.63%, 11/20/00                      1,000         991
   6.35%, 5/10/01                       1,146       1,101
---------------------------------------------------------
TOTAL DISCOUNT NOTES (Cost $12,328)                12,328
---------------------------------------------------------

                                        FACE
                                       AMOUNT     VALUE
                                        (000)     (000)!
---------------------------------------------------------
REPURCHASE AGREEMENT (15.7%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to be
  repurchased at $18,452,
  collateralized by U.S. Treasury
  Notes, due 11/15/08, valued at
  $18,792
  (Cost $18,442)                       $18,442   $ 18,442
---------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $117,826)        117,826
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
Interest Receivable                                   107
Receivable for Fund Shares Sold                       560
Other Assets                                           13
Payable for Fund Shares Redeemed                     (926)
Dividend Payable                                       (3)
Payable for Investment Advisory Fees                  (48)
Payable for Administrative Fees                        (7)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                         (11)
Other Liabilities                                     (21)
                                                 --------
                                                     (336)
---------------------------------------------------------
NET ASSETS (100%)                                $117,490
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 115,500,553 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                   $115,513
---------------------------------------------------------
NET ASSET VALUE PER SHARE                        $   1.00
---------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 1,976,974 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                   $  1,977
---------------------------------------------------------
NET ASSET VALUE PER SHARE                        $   1.00
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $117,477
Undistributed Net Investment Income (Loss)             13
---------------------------------------------------------
NET ASSETS                                       $117,490
---------------------------------------------------------

! See Note A1 to Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

LIMITED DURATION PORTFOLIO

The Limited Duration Portfolio invests in dollar-denominated bonds and maintains a short duration. The Portfolio seeks to generate attractive fixed-income returns without the volatility that accompanies a longer duration Portfolio. It is ideally suited for assets for which liquidity and principal protection over a one-year horizon are primary goals.

The benchmark for the Portfolio is the Salomon 1-3 Year Treasury and Government Sponsored Index. This Index has relatively stable returns due to its low sensitivity to changes in interest rates (as approximated by duration). The duration of the Index is generally less than two years; therefore, for a 1% increase in interest rates, the Index is expected to lose less than 2% of its value. Typically, this potential for loss is more than offset by the yield, so total returns over any twelve-month period are rarely negative. The goal of the Portfolio is to achieve returns in excess of the Index without significantly higher volatility.

Value and risk control drive the Portfolio's investment decisions. The Portfolio is diversified across market sectors and issues, and is constrained within a range of one to three years of duration, to an average credit quality of AA or better (with all securities being of investment grade), and to dollar-denominated bonds only.

The Portfolio management team relies on the investment research and expertise of individual sector teams, which focus on the four key elements of Portfolio structure and composition: interest-rate strategy, yield-curve positioning, credit risk, and prepayment sensitivity.

Interest-rate strategy determines the Portfolio's overall sensitivity to changes in interest rates. The duration decision is based on the value of extra duration as measured by the steepness of the yield curve and the level of real rates; it is not based on an internal forecast of the short-term direction of interest rates or Federal Reserve policy.

MAS continually studies yield-curve positioning to determine the points along the curve (maturities) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account expected future changes in the shape of the yield curve.

Bearing credit risk often offers financial rewards beyond expected losses due to defaults. Therefore, the Portfolio will typically invest a portion of its assets in corporate bonds. In order to limit exposure to losses from defaults, the Portfolio's exposure to an individual company's debt is generally limited to 1%.

Finally, the Portfolio's prepayment sensitivity stems from its positions in mortgage-backed securities. The mortgage market represents one of the deepest and most liquid sectors of the fixed-income universe, and MAS's research shows that investors are often well compensated for assuming call risk. The aim is to increase the
Portfolio's prepayment sensitivity when the market offers adequate compensation for doing so, and to ensure that the call risk inherent in those positions is adequately hedged.

For the 2000 fiscal year, the Limited Duration Portfolio returned 6.37%, compared with 5.93% for the benchmark Salomon 1-3 Year Treasury/Government Sponsored Index. Amid volatile market conditions, the Portfolio benefited from successful results in all of the key decisions, including interest rate risk, credit risk, and prepayment risk management. Interest rates rose dramatically in the first half of the calendar year in response to a series of rate hikes by the Federal Reserve. Treasury yields peaked in mid May after the Federal Reserve implemented the last of its rate hikes with an aggressive 50 basis point increase in the targeted Federal Funds Rate. The Portfolio's interest rate sensitivity began the period longer than the benchmark by 0.5 years. This detracted from performance in the first half of the year, but as yields peaked in May, MAS added to the Portfolio's interest rate exposure. The subsequent market rally, which saw the yield on the two-year Treasury fall by roughly 80 basis points, added significantly to the Portfolio's returns more than offsetting the earlier underperformance. The Portfolio reduced its interest rate sensitivity and at fiscal year end was neutral to the benchmark.

The past year also saw extreme volatility in yield spreads in the non-Treasury sectors of the market. Spreads generally narrowed in the fourth quarter of 1999 and widened dramatically in the first quarter of 2000, before narrowing again in the third quarter. Throughout this volatile period, yield spreads were at very wide levels relative to historical norms and relative to the underlying credit and prepayment risks in individual securities. These attractive valuations led the Portfolio to be significantly overweighted in the corporate, asset-backed, and mortgage sectors of the market. The attractive yields generated from these holdings allowed the fund to have a significant income advantage on its benchmark throughout the period. This income advantage, as well as the modest net narrowing of yield spreads, allowed these sector weightings to add significantly to the relative and absolute performance of the Portfolio.

Throughout the fiscal year, the Portfolio reduced its mortgage holdings by roughly 20% in favor of agency and high grade corporate holdings. This rebalancing was reflective of MAS's view that earlier underperformance of agency and corporate securities relative to mortgages created a better value opportunity in these sectors. This sector allocation strategy also added to the relative performance of the Portfolio. With the interest rate sensitivity of the Portfolio neutral to its benchmark at the end of the fiscal year, the central strategy of the Portfolio was focused on capturing the attractive yield offered by the non-Treasury sectors. MAS expected this income advantage to contribute a steady source of added value to the Portfolio.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

               MAS LIMITED DURATION        SALOMON 1-3 YEAR
-----------------------------------------------------------
  *                   1000                     1000
 92                   1069                     1059
 93                   1126                     1112
 94                   1131                     1124
 95                   1220                     1216
 96                   1287                     1285
 97                   1377                     1373
 98                   1461                     1481
 99                   1514                     1530
 00                   1611                     1621

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                                  MAS LIMITED        SALOMON
                                    DURATION      1-3 YEAR INDEX
----------------------------------------------------------------
One Year                              6.37%           5.93%
Five Years                            5.71%           5.92%
Since Inception                       5.77%           5.85%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Limited Duration Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon 1-3 Year Treasury/Government Sponsored Index, an unmanaged market index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (102.1%)

-----------------------------------------------------------
                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
SEPTEMBER 30, 2000         & POOR'S)      (000)      (000)!
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (31.1%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   10.00%, 4/1/10-10/1/20       Agy    $  1,628  $    1,740
   10.50%, 12/1/14              Agy         180         195
   11.00%, 5/1/20               Agy          68          74
   11.00%, 8/1/15               Agy          26          29
   11.50%, 4/1/11-1/1/18        Agy         528         589
  Gold Pools:
   10.00%, 10/1/21              Agy         117         126
   10.50%, 1/1/19-10/1/20       Agy         392         428
   11.50%, 8/1/10               Agy          65          72
   12.00%, 6/1/15-9/1/15        Agy         184         204
  October TBA
   7.00%, 10/1/30               Agy      11,350      11,115
Federal National Mortgage
  Association,
  Conventional Pools:
   9.50%, 11/1/20               Agy         292         310
   10.00%, 12/1/15-9/1/16       Agy         356         382
   10.50%, 4/1/15-12/1/16       Agy         241         263
   11.00%, 7/1/20               Agy         182         201
   11.50%, 11/1/19              Agy         248         278
   12.00%, 5/1/14-8/1/20        Agy          98         111
   12.50%, 2/1/15               Agy          40          46
  October TBA
   7.00%, 10/15/29              Agy       4,000       3,921
   8.50%, 10/1/30               Agy       7,000       7,178
Government National
  Mortgage Association:
  Adjustable Rate
  Mortgages:
   6.125%, 12/20/25             Tsy       1,686       1,694
   6.375%, 3/20/25              Tsy         936         942
   6.50%, 1/20/28               Tsy         262         263
   6.875%,
     1/20/25-6/20/25            Tsy       2,872       2,889
   7.125%,
     6/20/25-12/20/27           Tsy       5,706       5,739
  Various Pools:
   6.00%, 2/20/27               Tsy         278         280
   9.00%, 7/15/16-1/15/17       Tsy       1,270       1,339
   9.50%,
     12/15/17-12/15/21          Tsy       1,911       2,034
   10.00%,
     11/15/09-2/15/28           Tsy       3,451       3,717
   10.50%,
     11/15/18-5/15/26           Tsy         239         261
   11.00%,
     1/15/10-1/15/21            Tsy       1,560       1,725
   11.50%,
     2/15/13-11/15/19           Tsy         903       1,007
  October TBA
   7.00%, 10/15/29              Tsy       6,200       6,105
-----------------------------------------------------------
GROUP TOTAL                                          55,257
-----------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
-----------------------------------------------------------
ASSET BACKED CORPORATES (24.4%)
AFG Receivables Trust,
  Series 97-A A
   6.35%, 10/15/02              AAA    $    100  $      100
Associates Automobile
  Receivables Trust,
  Series 00-1 A3
   7.30%, 1/15/04               AAA       1,415       1,425
Capital Auto Receivables
  Asset Trust,
  Series 99-1 A2
   5.58%, 6/15/02               AAA       1,639       1,631
CIT Marine Trust, Series
  98-A A2
   5.80%, 4/15/10               AAA       1,850       1,817
CIT RV Trust,
  Series 99-A A1
   5.33%, 12/15/05              AAA         462         461
Citibank Credit Card
  Issuance Trust
  Series:
  00-A1
   6.90%, 10/17/05              AAA       1,465       1,470
  00-C1
   7.45%, 9/15/05               BBB         505         505
CPS Auto Grantor Trust,
  Series:
  96-3 A
   6.30%, 8/15/02               AAA          67          67
  97-2 A
   6.65%, 10/15/02              AAA         108         108
  98-2 A
   6.09%, 11/15/03              AAA         425         422
Daimler Benz Vehicle
  Trust,
  Series:
  98-A A3
   5.16%, 12/20/07              AAA       1,909       1,896
  00-C A3
   6.82%, 9/6/04                AAA         540         541
First Merchants Auto
  Receivables Corp.,
  Series:
  96-C A2
   6.15%, 7/15/01               AAA         149         149
  (+)97-2 A1
   6.85%, 11/15/02              AAA          26          25
First Security Auto
  Grantor Trust,
  Series:
  99-1 A4
   5.74%, 6/15/04               AAA       2,250       2,211
  00-2 A3
   7.30%, 7/15/04               AAA       1,400       1,412

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Ford Credit Auto Owner
  Trust,
  Series:
  99-B A4
   5.80%, 6/15/02               AAA    $  2,025  $    2,014
  99-D A4
   6.40%, 10/15/02              AAA       1,900       1,894
General Electric Home
  Equity Loan
  Asset-Backed
  Certificates, Series
  91-1 B
   8.70%, 9/15/11               AAA         515         515
(+)++Global Rated
  Eligible Asset Trust,
  Series 98-A A1
   7.45%, 3/15/06               N/R         650         156
Harley-Davidson Eaglemark
  Motorcycle Trust,
  Series:
  98-2 A2
   5.87%, 4/15/04               AAA       1,400       1,387
  99-1 A2
   5.52%, 2/15/05               AAA       1,075       1,058
(+)Health Care
  Receivables
  Securitization Program
  Series 97-1 A
   6.815%, 7/1/01               N/R         903         903
(+)Honda Auto Receivables
  Grantor Trust, Series
  98-A A
   5.50%, 11/15/04              AAA       1,123       1,110
Honda Auto Receivables
  Owner Trust, Series
  99-1 A4
   5.35%, 10/15/04              AAA       1,100       1,076
Illinois Power Special
  Purpose Trust, Series
  98-1 A2
   5.26%, 6/25/03               AAA       1,117       1,109
MBNA Master Credit Card
  Trust,
  Series:
  99-I A
   6.40%, 1/18/05               AAA         850         846
  99-M A
   6.60%, 4/16/07               AAA       1,225       1,220
Money Store (The)
  Residential Trust,
  Series 97-1 A2
   6.48%, 6/15/10               AAA         150         150
(+)National Car Rental
  Financing Ltd., Series
  96-1 A4
   7.35%, 10/20/03              N/R         450         450
Newcourt Equipment Trust
  Securities, Series 98-2
  A3
   5.45%, 10/15/02              AAA       1,266       1,258
Nissan Auto Receivables
  Owner Trust, Series
  00-A A3
   7.01%, 9/15/03               AAA         875         878

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Peco Energy Transition
  Trust, Series 99-A A2
   5.63%, 3/1/05                AAA    $  1,600  $    1,569
Premier Auto Trust,
  Series:
  99-1 A2
   5.69%, 11/8/02               AAA       2,000       1,986
  99-2 A4
   5.59%, 2/9/04                AAA       2,100       2,059
  99-3 A4
   6.43%, 3/8/04                AAA       2,100       2,089
(+)Rental Car Finance
  Corp., Series 97-1 A2
   6.45%, 8/25/04               AA          625         617
(+)##Residential Funding
  Mortgage Securities II,
  Series 00-HI4 AI2
   7.39%, 4/25/11               AAA       1,100       1,103
(+)Team Fleet Financing
  Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02              A-        1,350       1,343
  97-1 A
   7.35%, 5/15/03               A-        1,475       1,480
Union Acceptance Corp.,
  Series:
  96-B A
   6.45%, 7/9/03                AAA         189         188
  97-B A2
   6.70%, 6/8/03                AAA         490         489
+Vanderbilt Mortgage
  Finance, Series 97-B
  1A2
   6.775%, 12/7/28              Aaa         125         125
-----------------------------------------------------------
GROUP TOTAL                                          43,312
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (1.3%)
Federal Home Loan
  Mortgage Corporation,
  Series 1114 E PAC (11)
   8.00%, 7/15/06               Agy       1,358       1,382
Federal National Mortgage
  Association,
  Series:
  92-44 H REMIC
   7.25%, 3/25/06               Agy         651         648
  ## 98-22 FA REMIC
   7.023%, 4/18/28              Agy         293         293
-----------------------------------------------------------
GROUP TOTAL                                           2,323
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
COMMERCIAL MORTGAGES (0.5%)
Asset Securitization
  Corp.,
  Series 97-D5 A1A
   6.50%, 1/14/04               AAA    $    589  $      583
+ Midland Realty
  Acceptance Corp.,
  Series 96-C2 A1
   7.02%, 1/25/27               Aaa         332         331
-----------------------------------------------------------
GROUP TOTAL                                             914
-----------------------------------------------------------
ENERGY (0.7%)
Conoco, Inc.
   5.90%, 4/15/04               A-        1,285       1,245
-----------------------------------------------------------
FEDERAL AGENCY (5.0%)
Federal National Mortgage
  Association
   7.125%, 6/15/10              Agy       8,200       8,401
Tennessee Valley
  Authority
   6.00%, 9/24/02               Agy         575         570
-----------------------------------------------------------
GROUP TOTAL                                           8,971
-----------------------------------------------------------
FINANCE (19.3%)
American General Finance
  Corp.
   5.75%, 11/1/03               A+        1,155       1,115
Bank of New York Co.
   8.50%, 12/15/04              A           855         898
Bank One Corp.
   5.625%, 2/17/04              A           930         889
BankAmerica Capital Corp.
   6.875%, 6/1/03               A         1,200       1,199
Chase Manhattan Corp.,
  Series C
   5.69%, 2/10/04               A+        1,165       1,120
Donaldson, Lufkin &
  Jenrette, Inc.
   8.00%, 3/1/05                A-          840         863
EOP Operating LP
   6.50%, 6/15/04               BBB       1,020         986
(+)Farmers Insurance
  Exchange
   8.50%, 8/1/04                A+          680         701
First Fidelity Bancorp
   6.80%, 6/15/03               A-        1,200       1,190
(+)First Hawaiian Bank,
  Series A
   6.93%, 12/1/03               A-        1,075       1,046
FleetBoston Financial
  Corp.
   6.625%, 12/1/05              A-          425         414
   + 8.125%, 7/1/04             A3          505         521
(+)Florida Property &
  Casualty
   7.375%, 7/1/03               A-          910         905
Ford Motor Credit Co.
   5.75%, 2/23/04               A           980         935
   6.125%, 4/28/03              A           575         562
   6.70%, 7/16/04               A           450         442

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
General Electric Capital
  Sevices, Inc.
   7.25%, 5/3/04                AAA    $  1,560  $    1,584
General Motors Acceptance
  Corp.
   7.50%, 7/15/05               A           695         704
Goldman Sachs Group LP
   7.625%, 8/17/05              A+          475         484
Hartford Financial
  Services Group, Inc.
   7.75%, 6/15/05               A           535         549
Hartford Life, Inc.
   6.90%, 6/15/04               A           285         284
Heller Financial, Inc.
   6.50%, 7/22/02               A-          465         461
Home Savings of America
   6.50%, 8/15/04               BBB+        800         771
Homeside Lending, Inc.
   6.875%, 6/30/02              A+          891         891
Household Finance Corp.
   6.00%, 5/1/04                A         1,385       1,335
(+)Hyatt Equities LLC
   7.00%, 5/15/02               BBB+      1,190       1,168
Marsh & McLennan
  Companies, Inc.
   6.625%, 6/15/04              AA-       1,030       1,015
Mellon Funding Corp.
   7.50%, 6/15/05               A+          775         790
(+)!!Metropolitan Life
  Insurance Co.
   6.30%, 11/1/03               A+        1,555       1,521
(+)Nationwide Mutual Life
  Insurance Co.
   6.50%, 2/15/04               A         1,198       1,161
Norwest Financial, Inc.
   5.375%, 9/30/03              A+          515         494
Paine Webber Group, Inc.
   6.375%, 5/15/04              BBB+        880         858
(+)Prime Property Funding
  II, Inc.
   6.80%, 8/15/02               A           785         774
   7.00%, 8/15/04               A           225         220
(+)Prudential Insurance
  Co.
   6.875%, 4/15/03              A-          640         635
Smith Barney Holdings
   7.00%, 3/15/04               A         1,360       1,358
Target Corp.
   7.50%, 2/15/05               A           715         729
U.S. Bancorp.
   6.875%, 12/1/04              A         1,035       1,024
(+)USAA Capital Corp.
   7.41%, 6/30/03               AAA         820         832
Wells Fargo Co.
   6.625%, 7/15/04              A+          850         841
-----------------------------------------------------------
GROUP TOTAL                                          34,269
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
(CONT'D)                   & POOR'S)      (000)      (000)!
-----------------------------------------------------------
INDUSTRIALS (12.3%)
Alcoa, Inc.
   7.25%, 8/1/05                A+     $    550  $      560
Clear Channel
  Communications, Inc.
   7.25%, 9/15/03               BBB-        975         976
Cox Communications, Inc.
   7.50%, 8/15/04               BBB+        820         826
CVS Corp.
   5.50%, 2/15/04               A         1,525       1,448
DaimlerChrysler AG
   6.90%, 9/1/04                A+        1,295       1,286
Deere & Co.
   6.55%, 7/15/04               BBB         955         937
Delphi Automotive Systems
  Corp.
   6.125%, 5/1/04               BBB         815         778
Dow Chemical Co.
   7.00%, 8/15/05               A           860         864
(+)EES Coke Battery Co.,
  Inc.
   7.125%, 4/15/02              BBB         242         239
Federated Department
  Stores, Inc.
   6.30%, 4/1/09                BBB+        790         687
Hertz Corp.
   7.00%, 7/1/04                A-          935         925
Hewlett Packard Co.
   7.15%, 6/15/05               AA-         830         841
IBM Credit
   6.64%, 10/29/01              A+        1,255       1,254
(+)Kern River Funding
  Corp.
   6.42%, 3/31/01               A-          100          99
Kroger Co.
   7.15%, 3/1/03                BBB-      1,145       1,138
Marriott International,
  Inc.
   8.125%, 4/1/05               BBB+        375         384
May Department Stores Co.
   6.875%, 11/1/05              A+          300         293
   9.875%, 12/1/02              A+          810         853
MMCA Automobile Trust,
  Series
   7.00%, 6/15/04               AAA       1,125       1,129
Pharmacia Corp.
   5.375%, 12/1/01              AA-       1,200       1,179
Phillips Petroleum
   8.50%, 5/25/05               BBB         685         723
Procter & Gamble Co.
   6.60%, 12/15/04              AA          940         936
Raytheon Co.
   5.70%, 11/1/03               BBB-        375         360
Sun Microsystems, Inc.
   7.00%, 8/15/02               BBB+        995         997
Walt Disney Co.
   7.30%, 2/8/05                A           995       1,013
Waste Management, Inc.
   6.125%, 7/15/01              BBB       1,135       1,113
-----------------------------------------------------------
GROUP TOTAL                                          21,838
-----------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
TAXABLE MUNICIPAL (0.4%)
New York State Power
  Authority Revenue
  Bonds,
  Series B
   6.11%, 2/15/11               AAA    $    805  $      796
-----------------------------------------------------------
TELEPHONES (2.6%)
AT&T Corp.
   5.625%, 3/15/04              AA-         865         825
GTE Corp.
   9.10%, 6/1/03                A           990       1,041
MCI WorldCom, Inc.
   6.25%, 8/15/03               A-        1,195       1,174
(+)Qwest Capital Funding
   7.75%, 8/15/06               BBB+        800         814
Sprint Capital Corp.
   6.50%, 11/15/01              BBB+        800         795
-----------------------------------------------------------
GROUP TOTAL                                           4,649
-----------------------------------------------------------
TRANSPORTATION (0.7%)
Norfolk Southern Corp.
   7.875%, 2/15/04              BBB+        540         550
Union Pacific Corp.
   9.625%, 12/15/02             BBB-        625         656
-----------------------------------------------------------
GROUP TOTAL                                           1,206
-----------------------------------------------------------
UTILITIES (1.0%)
(+)Edison Mission Energy
  Funding Corp.
   6.77%, 9/15/08               BBB         378         374
National Rural Utilities
  Corp.
   7.375%, 2/10/03              AA          715         724
Niagara Mohawk Power Co.
  Senior Notes
   7.375%, 7/1/03               BBB-        783         784
-----------------------------------------------------------
GROUP TOTAL                                           1,882
-----------------------------------------------------------
YANKEE (2.8%)
AT&T Canada, Inc.
   7.625%, 3/15/05              BBB         740         745
Deutsche Telekom
  International Finance
   7.75%, 6/15/05               AA-         880         900
Inter-American
  Development Bank
   7.00%, 6/16/03               AAA         880         889
(+)Oil Enterprises Ltd.
   6.239%, 6/30/08              AAA         849         813
(+)Oil Purchase Co.
   7.10%, 4/30/02               BB+         275         264

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS       FACE
                           (STANDARD     AMOUNT       VALUE
                           & POOR'S)      (000)      (000)!
-----------------------------------------------------------
Republic of Italy
   7.25%, 2/7/05                AA     $    380  $      388
(+)Vodafone AirTouch plc
   7.625%, 2/15/05              A-          920         938
-----------------------------------------------------------
GROUP TOTAL                                           4,937
-----------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $182,954)       181,599
-----------------------------------------------------------
PREFERRED STOCK (0.8%)
-----------------------------------------------------------
                                         SHARES
                                         ------
MORTGAGE-OTHER (0.8%)
(+)+ Home Ownership
  Funding Corp.
   13.331% (Cost $1,353)        Aaa       1,800       1,350
-----------------------------------------------------------
CASH EQUIVALENTS (11.6%)
-----------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
                                       --------
DISCOUNT NOTE (5.6%)
Federal Home Mortgage
  Corporation
   6.30%, 10/18/00                     $ 10,000       9,970
-----------------------------------------------------------
REPURCHASE AGREEMENT (6.0%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $10,710,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $10,811     10,704      10,704
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $20,674)                20,674
-----------------------------------------------------------
TOTAL INVESTMENTS (114.5%) (Cost $204,981)          203,623
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-14.5%)
Cash                                                     95
Dividends Receivable                                     60
Interest Receivable                                   1,779
Receivable for Investments Sold                         924
Receivable for Fund Shares Sold                           2
Other Assets                                             18
Dividend Payable                                        (82)
Payable for Forward Commitments                     (28,147)
Payable Investment Advisory Fees                       (131)
Payable for Administrative Fees                         (12)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (16)
Payable for Variation Margin on Futures
  Contracts                                             (28)
Unrealized Loss on Swap Agreements                     (247)
Other Liabilities                                       (62)
                                                 ----------
                                                    (25,847)
-----------------------------------------------------------
NET ASSETS (100%)                                $  177,776
-----------------------------------------------------------

                                                   VALUE
                                                   (000)!
-----------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 17,484,949 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $  177,776
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                        $    10.17
-----------------------------------------------------------
NET ASSETS CONSISTS OF:
Paid in Capital                                  $  184,540
Undistributed Net Investment Income (Loss)              175
Undistributed Realized Net Gain (Loss)               (5,253)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                              (1,358)
  Futures and Swaps                                    (328)
-----------------------------------------------------------
NET ASSETS                                       $  177,776
-----------------------------------------------------------

!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public sale may
        exist.
(++)   A portion of these securities was pledged to cover
        margin requirements for futures contracts.
+      Moody's Investors Service, Inc. rating. Security is not
        rated by Standard & Poor's Corporation.
++     Security is fair valued by the Advisor.
##     Variable of floating rate security-rate disclosed is as
        of September 30, 2000.
N/R    Not rated by Moody's Investors Service, Inc. or Standard
        & Poor's Corporation.
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note A7 to
        Financial Statements.
PAC    Planned Amortization Class

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MUNICIPAL PORTFOLIO

The Municipal Portfolio invests primarily in tax-exempt municipal debt obligations issued by state and local governments or their agencies. The Portfolio will also invest selectively in taxable fixed-income securities. Normally, at least 80% of the Portfolio's income will be exempt from regular federal income tax. The Portfolio is managed by the MAS tax-advantaged fixed-income team. This team works closely with the MAS interest rate team to determine the interest rate and yield curve exposure for the Portfolio. The tax-advantaged team also works closely with the MAS fixed-income value teams to determine sector allocation and security selection for the Portfolio. The Portfolio seeks to maximize after-tax total return consistent with the preservation of capital, while providing investors with deflation protection.

The investment philosophy is consistent with that of the other MAS fixed-income products. As research-based, value-driven investors, MAS does extensive research to identify objective measures of value that have proven to be reliable over long periods of time. Consequently, MAS does not attempt to forecast markets. Instead, MAS is disciplined in applying these value measures to making investment decisions. An important part of the MAS philosophy is utilizing research which shows that taxable investors are sometimes better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve the goal of maximizing after-tax returns, consistent with a reasonable level of risk.

The investment process consists of three major stages. First, the appropriate level of interest rate sensitivity relative to the benchmark is established using the same value measures--the level of real interest rates and the difference between implied and actual inflation that are used for all of the MAS fixed-income portfolios. Next, MAS examines the relative value offered by the various sectors of the bond market to determine the most attractive sector allocation. In particular, MAS attempts to add value by actively managing sector exposures based on the prospects for the municipal market, relative to the taxable markets. The final stage is to determine the mix of securities that will ideally provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and prepayment or call risk. In general, capital gains are realized only when the prospective returns of bonds purchased will offset the tax on any gains, and still provide excess value to the overall Portfolio.

For the past fiscal year, the Portfolio outperformed the blended benchmark by 1.05%. Interest rate risk management had the largest positive impact on returns. The interest rate sensitivity of the Portfolio was materially longer than that of the benchmark for most of the period in response to MAS's value indicators. While this position detracted from returns in fiscal 1999, it benefited the Portfolio this past year thanks to the strong rally in the bond market. Greater-than-benchmark sensitivity to changes in municipal spreads relative to Treasuries also had a positive impact on relative performance. Security selection within the municipal market enhanced results, particularly the focus on quality. Opportunistic exposure to taxable sectors detracted from returns.

The Portfolio reduced interest rate risk so that at fiscal year-end, duration was close to that of the benchmark. This action was taken because MAS's value signals for interest rate risk were neutral. Specifically, real interest rates were close to fair value, and MAS's term structure model indicated that the inflation rate implied by the yield curve was close to actual levels. Short and intermediate municipal bonds were expensive relative to longer municipals and taxable bonds. Therefore, municipal holdings emphasized high quality, longer maturity issues. The Portfolio maintained exposure to selected taxable securities that offered value on an after-tax and risk adjusted return basis.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

          MAS Municipal    Lehman 5 Year Municipal   Lehman 10 Year Municipal   Blended Municipal Index
-----------------------    -----------------------   ------------------------   -----------------------
*         1000             1000                      1000                       1000
93        1142             1090                      1134                       1158
94        1089             1094                      1113                       1093
95        1235             1191                      1244                       1234
96        1351             1243                      1304                       1312
97        1466             1325                      1428                       1418
98        1571             1415                      1554                       1528
99        1573             1437                      1547                       1536
00        1678             1506                      1646                       1622

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                                     LEHMAN       LEHMAN
                                     5 YEAR       10 YEAR      BLENDED
                          MAS       MUNICIPAL    MUNICIPAL    MUNICIPAL
                       MUNICIPAL      INDEX        INDEX        INDEX
-----------------------------------------------------------------------
One Year                 6.66%        4.83%        6.39%        5.61%
Five Years               6.33%        4.81%        5.76%        5.62%
Since Inception          6.69%        5.26%        6.43%        6.24%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

The Portfolio was initially focused on longer-term securities. On April 15, 1996, shareholders approved a change in the Portfolio's investment policies to emphasize fixed-income securities of shorter duration. On October 2, 1998, shareholders approved a change in the Portfolio's investment policies to specify that generally at least 80% of its income will be exempt from regular federal income tax. The Portfolio's performance pattern may have been affected by these changes.

* The Municipal Portfolio commenced operations on 10/1/92. Total returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices, as well as the Blended Municipal Index, an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10 Year Municipal Index and 50% Lehman 5 Year Municipal Index thereafter.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (94.3%)

--------------------------------------------------------------
                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
SEPTEMBER 30, 2000            & POOR'S)       (000)     (000)!
--------------------------------------------------------------
MUNICIPAL BONDS (87.0%)
Aliquippa School District,
  PA
   Zero Coupon, 6/1/12             A      $     685   $    356
Allegheny County, PA
  Hospital Development
  Authority Revenue Bonds
   9.25%, 11/15/15                 B+         1,300      1,286
Arkansas State Development
  Finance Authority Home
  Mortgage Revenue Bonds,
  Series B-1
   4.90%, 7/1/29                   AAA            5          5
Beaver County, PA Industrial
  Development Authority
  Pollution Control Revenue
  Bonds
   4.65%, 6/1/33                   BB-          750        728
Berks County, PA (FGIC)
   Zero Coupon, 5/15/19            AAA        1,250        427
   Zero Coupon, 11/15/20           AAA        1,000        313
Brazos County, TX River
  Authority Revenue Bonds
   5.20%, 12/1/18                  BBB+         550        551
+ Bucks County, PA Water &
  Sewer Authority Revenue
  Bonds,
  Series B
   5.50%, 2/1/08                   Aaa          110        112
Butler & Sedgwick Counties,
  KS Unified School District
  (FSA)
   5.85%, 9/1/17                   AAA        1,375      1,418
California Housing &
  Finance Agency Revenue
  Bonds (MBIA)
   5.30%, 8/1/14                   AAA           75         75
Carbon County, PA Industrial
  Development Authority
  Revenue Bonds
   6.65%, 5/1/10                   BBB-         350        356
Center Township, PA Sewer
  Authority Revenue Bonds
  Series A (MBIA)
   Zero Coupon, 4/15/17            AAA          615        240
Chicago, IL General
  Obligation Bonds,
  Series A (FGIC)
   Zero Coupon, 1/1/19             AAA        4,000      1,396
   4.90%, 1/1/14                   AAA        2,800      2,630
Clear Creek, TX Independent
  School District
   5.65%, 2/15/19                  AAA        1,000      1,003
+ Cleveland, OH Airport
  Special Revenue Bonds
   5.50%, 12/1/08                  Ba2          750        698

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
                              & POOR'S)       (000)     (000)!
--------------------------------------------------------------
--------------------------------------------------------------
Clinton County, PA
  Industrial Development
  Authority
   6.25%, 11/15/06                 BB+    $     130   $    128
Colorado Health Facilities
  Revenue Bonds,
  Series A
   Zero Coupon, 7/15/20            AAA        1,000        293
+ Colorado Public Highway
  Authority Revenue Bonds
  Series B (MBIA)
   Zero Coupon, 9/1/29             Baa3      18,900      3,429
Council Rock, PA School
  District (FGIC)
   4.60%, 11/15/12                 AAA        1,000        936
Crown Point IN Multi-School
  Building Corp. Revenue
  Bonds
   Zero Coupon, 1/15/24            AAA        5,200      1,312
Dallas Fort Worth, TX
  International Airport
  Facility Corporate Revenue
  Bonds
   6.375%, 5/1/35                  BBB-       1,100      1,066
Delaware County, PA
  Industrial Development
  Authority Revenue Bonds,
   6.50%, 1/1/08                   BB-          200        195
Du Page & Will Counties, IL
  Community School District
  No. 204, General
  Obligation Bonds (FSA)
   4.80%, 12/30/13                 AAA        1,150      1,080
Duneland, IN School Building
  Corp. Revenue Bonds (MBIA)
   4.85%, 8/1/13                   AAA        1,045        989
East Porter County, IN
  School Building Corp.
  Revenue Bonds
   4.70%, 7/15/12                  AAA        1,025        968
Elizabeth Forward, PA School
  District,
  Series B (MBIA)
   Zero Coupon, 9/1/11             AAA        1,250        708
+ Essex County, NJ Utility
  Authority Revenue Bonds,
  Series A (FSA)
   4.80%, 4/1/14                   Aaa        1,005        953
Fort Wayne, IN Hospital
  Authority Hospital Revenue
  Bonds (MBIA)
   4.70%, 11/15/11                 AAA        1,100      1,037
Georgetown County, SC,
  Pollution Control Facility
  Revenue Bonds
   5.125%, 2/1/12                  BBB+         725        682
Georgia State Housing &
  Financing Authority,
  Series A A2 (FHA)
   5.875%, 12/1/19                 AA+           70         70

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
                              & POOR'S)       (000)     (000)!
--------------------------------------------------------------
Girard Area, PA School
  District (FGIC)
   Zero Coupon, 10/1/18            AAA    $     700   $    249
   Zero Coupon, 10/1/19            AAA          250         84
Grapevine, TX Certificates
  of Obligation (FGIC)
   5.75%, 8/15/17                  AAA        1,000      1,019
Hamilton County, IN
  Redevelopment Authority
  Revenue Bonds (MBIA)
   4.90%, 8/1/13                   AAA        1,160      1,097
Hawaii State Certificate of
  Participation
  Series A (AMBAC)
   4.80%, 5/1/12                   AAA        1,275      1,199
Houston, TX, Housing Finance
  & Development Corp.,
  Single Family Mortgage
  Revenue Bonds,
  Series B-1
   8.00%, 6/1/14                   A            170        183
Houston, TX, Water & Sewer
  System Revenue Bonds,
  Series A (FSA)
   Zero Coupon, 12/1/22            AAA        2,150        583
   Zero Coupon, 12/1/21            AAA        6,510      1,885
+ Howard Suamico, WI School
  District General
  Obligation Bonds (FSA)
   4.75%, 3/1/14                   Aaa        1,115      1,031
+ Idaho Housing & Finance
  Association, Single Family
  Mortgage Revenue Bonds,
  Series H-2
   5.40%, 7/1/27                   Aaa          105        105
Illinois Development Finance
  Authority Revenue Bonds
  (FGIC)
   Zero Coupon, 12/1/09            AAA        2,000      1,259
+ Illinois Health Facility
  Authority Revenue Bonds
   5.00%, 11/15/12                 Aaa        1,000        977
Indiana State University
  Revenue Bonds,
  Series I (FGIC)
   5.20%, 10/1/12                  AAA        1,640      1,633
Indiana Transportation
  Finance Authority Highway
  Revenue Bonds (AMBAC)
   Zero Coupon, 12/1/16            AAA        1,695        681
Indianapolis Airport
  Authority Revenue Bonds
   7.10%, 1/15/17                  BBB          375        395
Intermountain Power Agency,
  UT Power Supply Revenue
  Bonds,
  Series A
   Zero Coupon, 7/1/17             A+         1,750        673

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
                              & POOR'S)       (000)     (000)!
--------------------------------------------------------------
Kane & De Kalb Counties, IL
  Unit School District
  (AMBAC)
   Zero Coupon, 12/1/09            AAA    $     725   $    456
King County, WA Liberty
  System Facility Revenue
  Bonds (AMBAC)
   4.85%, 12/1/13                  AAA        1,110      1,048
Long Island, NY Power
  Authority Electric System
  Revenue Bonds,
  Series A (FSA)
   Zero Coupon, 12/1/15            AAA        2,535      1,103
   Zero Coupon, 6/1/16             AAA        3,500      1,466
Maryland State Economic
  Development Corp. Revenue
  Bonds
   7.50%, 12/1/14                  N/R          350        344
Massachusetts State
  Development Financing
  Agency, Resource Recovery
  Revenue Bonds,
   6.90%, 12/1/29                  BBB          250        260
Massachusetts State Health &
  Educational Facility
  Authority Revenue Bonds
   4.80%, 7/1/12                   AAA        1,665      1,573
Massachusetts State Port
  Authority Revenue Bonds,
  Series 99 A
   5.75%, 10/1/29                  BB+          900        893
Maury County, TN Industrial
  Development Board Solid
  Waste Disposal Revenue
  Bonds,
  Series A
   6.30%, 8/1/18                   BBB-       1,075      1,076
Midland, TX Independent
  School District
   Zero Coupon, 8/15/06
     (PSFG)                        AAA          750        562
   5.95%, 3/1/18 (FGIC)            AAA        1,225      1,262
Minnesota State Housing &
  Finance Agency Single
  Family Mortgage Revenue
  Bonds,
  Series E
   5.05%, 7/1/24                   AA+          253        253
) Mobile, AL Industrial
  Development Board Solid
  Waste Disposal Revenue
  Bonds
   6.95%, 1/1/20                   D            269         73
Montgomery County, PA
  Industrial Development
  Authority Pollution
  Control Revenue Bonds
   5.20%, 10/1/30                  BBB+         850        845
Montour, PA School District
  (MBIA)
   Zero Coupon, 1/1/13             AAA          300        155
+ Morton Grove, IL (FGIC)
   4.50%, 12/1/13                  Aaa        1,480      1,332

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
(CONT'D)                      & POOR'S)       (000)     (000)!
--------------------------------------------------------------
Nassau County, NY
  Improvement Bonds,
  Series E (FSA)
   6.00%, 3/1/17                   AAA    $   1,275   $  1,329
Nassau County, NY Tobacco
  Settlement Corp.
   6.50%, 7/15/27                  A-           650        663
Nebraska Investment Finance
  Authority Revenue Bonds,
  Series:
  B
   5.60%, 3/1/20                   AAA          505        505
  D
   5.80%, 3/1/20                   AAA          155        155
Nevada Department of
  Business & Industry
  Revenue Bonds
  (AMBAC)
   Zero Coupon, 1/1/21             AAA        2,000        599
   Zero Coupon, 1/1/23             AAA        1,845        485
+ Nevada Housing Division,
  Series:
  A-2
   5.30%, 4/1/28                   Aaa          900        887
  B-2
   5.70%, 10/1/27                  Aaa          660        661
  C
   5.65%, 4/1/27                   Aaa           80         80
  E (FHA)
   5.35%, 10/1/27                  Aaa          540        538
New Jersey Economic
  Development Authority
  Revenue Bonds,
  Series A
   Zero Coupon, 4/1/12             N/R          625        287
## New York City, NY General
  Obligation Inverse Bonds
   18.11%, 10/1/03                 A-           350        477
New York City, NY Industrial
  Development Agency Revenue
  Bonds (FSA)
   6.00%, 11/1/15                  AAA        2,175      2,283
New York State Dormitory
  Authority Revenue Bonds,
  Series:
  E (FSA)
   5.10%, 2/15/11                  AAA        1,250      1,249
  H (FGIC)
   5.10%, 2/15/11                  AAA          825        824
Noblesville, IN High School
  Building Corp. (AMBAC)
   Zero Coupon, 2/15/19            AAA        1,850        641

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
                              & POOR'S)       (000)     (000)!
--------------------------------------------------------------
North Carolina Housing &
  Finance Agency Revenue
  Bonds,
  Series:
  JJ
   5.75%, 3/1/23                   AA     $      85   $     85
  RR
   5.00%, 9/1/22                   AA         1,284      1,270
North Carolina Municipal
  Power Agency, Electric
  Revenue Bonds
   6.625%, 1/1/10                  BBB+         850        908
+ North Dakota State Housing
  & Finance Agency Revenue
  Bonds,
  Series C
   5.15%, 1/1/21                   Aa3          974        968
Okemos, MI Public School
  District (MBIA)
   Zero Coupon, 5/1/15             AAA          900        403
Orange County, FL Housing &
  Finance Authority Single
  Family Mortgage Revenue
  Bonds,
   5.10%, 9/1/27                   AAA          435        430
Ouachita Parish, LA West
  Ouachita Parish School
  District Revenue Bonds
  (MBIA)
   4.70%, 9/1/14                   AAA        1,020        931
Penn Hills Township, PA
   Zero Coupon, 6/1/12             N/R        1,615        795
  Series B
   Zero Coupon, 12/1/13            N/R          500        222
Pennsylvania Convention
  Center Authority
   6.25%, 9/1/04                   BBB          205        210
   6.70%, 9/1/16 (FGIC)            AAA          500        569
Pennsylvania Housing &
  Finance Authority,
  Series:
  47
   5.20%, 4/1/27                   AA+          310        310
  48
   5.375%, 10/1/16                 AA+          195        194
  50A
   5.35%, 10/1/08                  AA+          155        155
  51
   5.65%, 4/1/20                   AA+          165        167
  52B
   5.55%, 10/1/12                  AA+          460        462
Philadelphia, PA Authority
  For Industrial Development
  Revenue Bonds
   7.50%, 5/1/10                   N/R          525        524
  Series A
   6.50%, 10/1/27                  N/R          320        308

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
                              & POOR'S)       (000)     (000)!
--------------------------------------------------------------
Philadelphia, PA Gas Works
  Revenue Bonds
   5.80%, 7/1/01                   BBB    $     200   $    202
+ Philadelphia, PA Hospitals
   10.875%, 7/1/08                 Aaa          110        131
+ Philadelphia, PA Hospitals
  & Higher Education
  Facilities Authority
  Revenue Bonds
   6.15%, 7/1/05                   Baa3          50         53
Philadelphia, PA Water &
  Wastewater Revenue Bonds
  (FGIC)
   5.15%, 6/15/04                  AAA           50         51
Pittsburgh, PA General
  Obligation Bonds (AMBAC)
   6.50%, 4/1/11                   AAA          230        246
Port Authority, NY & NJ
  Special Obligation Revenue
  Bonds
   7.00%, 10/1/07                  N/R          700        729
Richardson, TX, Hotel
  Occupancy Certificates of
  Obligation (FGIC)
   5.75%, 2/15/17                  AAA        1,405      1,426
Robinson Township, PA
   6.90%, 5/15/18                  AAA          110        123
+ Rose Tree Media, PA School
  District, General
  Obligation Bonds
   4.60%, 2/15/13                  Aaa        1,025        946
Saginaw, MI Hospital
  Financing Authority
  Revenue Bonds,
   5.375%, 7/1/19                  AAA        1,265      1,217
San Antonio County, TX
  Parking System Revenue
  Bond (AMBAC)
   5.50%, 8/15/17                  AAA          700        694
San Bernardino County, CA
  Series A (MBIA)
   7.40%, 7/1/16                   AAA        1,600      1,622
+ Sanger, TX Independent
  School District
   Zero Coupon, 2/15/19            Aaa        1,255        434
   Zero Coupon, 2/15/21            Aaa        1,505        457
   Zero Coupon, 2/15/22            Aaa        1,505        428
Savannah, GA Economic
  Development Authority
  Revenue Bonds
   7.40%, 4/1/26                   N/R          310        307
Scranton, PA Health &
  Welfare Authority Revenue
  Bonds
   6.625%, 7/1/09                  AAA          105        112
Southeastern Area Schools,
  PA, Revenue Bonds,
  Series:
  A
   Zero Coupon, 10/1/06            A            200        148
  B
   Zero Coupon, 10/1/06            A            390        289

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
                              & POOR'S)       (000)     (000)!
--------------------------------------------------------------
St. Charles Parish, LA
  Pollution Control Revenue
  Bonds
  Series C
   5.35%, 10/1/29                  BBB-   $     950   $    948
Steel Valley, PA
  Allegheny County
   Zero Coupon, 11/1/17            A            650        236
Steel Valley, PA School
  District
   Zero Coupon, 11/1/11            A          1,170        635
Texas State Housing &
  Community Revenue Bonds
  Series D
   5.45%, 3/1/21                   AAA          990        989
+ Toledo-Lucas County, OH
  Port Authority Revenue
  Bonds
   6.45%, 12/15/21                 Baa2         900        888
TSASC, Inc., NY
  Series 1
   6.25%, 7/15/27                  A            550        554
+ Tyler, TX Health
  Facilities Development
  Corp.,
  Series A
   5.25%, 7/1/02                   Baa2         425        422
Upper Darby Township, PA
  (AMBAC)
   Zero Coupon, 7/15/11            AAA          525        299
Vancouver WA Water & Sewer
  Revenue Bonds (MBIA)
   4.60%, 6/1/13                   AAA        1,000        916
Washington County, West PA
  Power Co.
   4.95%, 3/1/03                   A+           150        150
+ Washington State Health
  Care Facilities Authority
  Revenue Bonds
   5.125%, 11/15/11 (AMBAC)        Aaa        1,000      1,000
   4.70%, 10/1/11 (FSA)            Aaa        1,075      1,015
Washington State
  Recreational Facility
  Series S-5 (FGIC)
   Zero Coupon, 1/1/17             AAA        6,900      2,750
Washoe County, NV General
  Obligation Bonds
  Series B (FSA)
   Zero Coupon, 7/1/18             AAA        4,235      1,516
West Virginia University
  Revenue Bonds,
  Series A (AMBAC)
   Zero Coupon, 4/1/22             AAA        1,000        283
   Zero Coupon, 4/1/24             AAA        1,000        250
+ Winnebago County, IL
  School District General
  Obligation Bonds (FSA)
   Zero Coupon, 10/1/14            Aaa        3,600      1,738
Wisconsin Housing & Economic
  Development Authority Home
  Ownership Revenue Bonds,
  Series E
   5.125%, 9/1/26                  AA         2,195      2,184

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
(CONT'D)                      & POOR'S)       (000)     (000)!
--------------------------------------------------------------
Wisconsin State Health &
  Educational Facilities
  Authority Revenue
  Bonds, (AMBAC)
   5.625%, 2/15/12                 AAA    $   1,000   $  1,021
Ypsilanti, MI School
  District General
  Obligation Bonds (FGIC)
   4.70%, 5/1/12                   AAA        1,115      1,053
--------------------------------------------------------------
GROUP TOTAL                                            100,230
--------------------------------------------------------------
ASSET BACKED CORPORATE (0.4%)
ALPS
  Series 96-1 DX
   12.75%, 6/15/06                 BB-          430        408
--------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL SERIES
  (0.8%)
Federal Home Loan Mortgage
  Corp.,
  Series 1707 S
   2.18%, 3/15/24                  Agy        1,612        155
Government National Mortgage
  Association
  Series:
  99-43 Inv Fl IO
   1.38%, 11/16/29                 Tsy        3,090        127
  99-44 Inv Fl IO
   2.75%, 12/16/29                 Tsy        2,457        127
  00-9 Inv Fl IO
   2.38%, 2/16/30                  Tsy        4,265        245
  00-16 Inv Fl IO
   1.93%, 4/16/19                  Tsy        5,296        293
--------------------------------------------------------------
GROUP TOTAL                                                947
--------------------------------------------------------------
FINANCE (1.6%)
(+) Farmers Exchange Capital
   7.05%, 7/15/28                  A+           755        624
(+) New England Mutual
   7.875%, 2/15/24                 A+           625        610
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27                  BBB-         640        571
--------------------------------------------------------------
GROUP TOTAL                                              1,805
--------------------------------------------------------------
INDUSTRIALS (1.8%)
Columbia/HCA Healthcare
  Corp.
   7.50%, 12/15/23                 BB+          775        649
Federated Department Stores,
  Inc.
   6.90%, 4/1/29                   BBB+         400        316

                              !!RATINGS        FACE
                              (STANDARD      AMOUNT      VALUE
                              & POOR'S)       (000)     (000)!
--------------------------------------------------------------
Kroger Co.
   7.70%, 6/1/29                   BBB-   $     580   $    535
News America Holdings, Inc.
   7.75%, 2/1/24                   BBB-         655        608
--------------------------------------------------------------
GROUP TOTAL                                              2,108
--------------------------------------------------------------
TELEPHONES (0.7%)
Global Crossing Holdings
  Ltd.
   9.125%, 11/15/06                BB           375        371
# Qwest Communications
  International, Inc.,
  Series B
   Zero Coupon, 2/1/08             BBB+         570        473
--------------------------------------------------------------
GROUP TOTAL                                                844
--------------------------------------------------------------
UTILITIES (0.5%)
CMS Panhandle Holdings Co.
   7.00%, 7/15/29                  BBB-         390        327
(+) Southern Energy, Inc.
   7.90%, 7/15/09                  BBB          300        285
--------------------------------------------------------------
GROUP TOTAL                                                612
--------------------------------------------------------------
YANKEE (1.5%)
(+)++ Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17                   A            525        480
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14                 BBB+         570        542
Republic of Columbia
   8.625%, 4/1/08                  BB           805        633
--------------------------------------------------------------
GROUP TOTAL                                              1,655
--------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $107,292)          108,609
--------------------------------------------------------------
CASH EQUIVALENTS (4.1%)
--------------------------------------------------------------
                                           SHARES
                                          ---------
MONEY MARKET FUNDS (4.0%)
Dreyfus Basic Municipal Money
  Market Fund                            2,304,384       2,304
Vanguard Municipal Money
  Market Fund                             2,303,928      2,304
--------------------------------------------------------------
GROUP TOTAL                                              4,608
--------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                            FACE
                                           AMOUNT      VALUE
                                            (000)      (000)!
--------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $116, collateralized
  by various U.S. Government
  Obligations, due 11/2/00-3/29/01
  valued at $117                          $     116   $    116
--------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $4,724)                     4,724
--------------------------------------------------------------
TOTAL INVESTMENTS (98.4%) (Cost $112,016)              113,333
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
Cash                                                       141
Interest Receivable                                      1,779
Receivable for Fund Shares Sold                             45
Unrealized Gain on Swap Agreements                         411
Other Assets                                                11
Dividend Payable                                          (200)
Payable for Fund Shares Redeemed                           (50)
Payable for Investment Advisory Fees                      (130)
Payable for Administrative Fees                             (8)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                               (9)
Payable for Variation Margin on Futures Contracts          (76)
Other Liabilities                                          (30)
                                                      --------
                                                         1,884
--------------------------------------------------------------
NET ASSETS (100%)                                     $115,217
--------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------
NET ASSETS
Applicable to 10,079,092 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                        $115,217
--------------------------------------------------------------
NET ASSET VALUE PER SHARE                             $  11.43
--------------------------------------------------------------

                                                       VALUE
                                                       (000)!
--------------------------------------------------------------
--------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                       $116,208
Undistributed Net Investment Income (Loss)                 103
Undistributed Realized Net Gain (Loss)                  (3,573)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                  1,317
  Futures and Swaps                                      1,162
--------------------------------------------------------------
NET ASSETS                                            $115,217
--------------------------------------------------------------

!        See Note A1 to Financial Statements.
!!       Ratings are unaudited.
(+)      144A security. Certain conditions for public sale may
          exist.
++       A portion of these securities was pledged to cover
          margin requirements for futures contracts.
+        Moody's Investors Service, Inc. rating. Security is not
          rated by Standard & Poor's Corporation.
@        Security is in default
#        Step Bond-Coupon rate increases in increments to
          maturity. Rate disclosed is as of September 30, 2000.
          Maturity date disclosed is the ultimate maturity.
##       Variable of floating rate security-rate disclosed is as
          of September 30, 2000
Inv Fl   Inverse Floating Rate-Interest rate fluctuates with an
          inverse relationship to an associated interest rate.
         Indicated rate is the effective rate at September 30,
          2000.
IO       Interest Only
AMBAC    American Municipal Bond Assurance Corporation
FGIC     Financial Guaranty Insurance Corporation
FHA      Federal Housing Administration
FSA      Financial Security Assurance
MBIA     Municipal Bond Insurance Association
N/R      Not rated by Moody's Investors Service, Inc., or
          Standard & Poor's Corporation.
PSFG     Permanent School Fund Guaranteed

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio invests in high-grade fixed-income securities throughout the world, fluctuating around a neutral position that is approximately two-thirds foreign bonds and one-third U.S. securities. Fixed-income securities in the Portfolio include government bonds, corporate bonds, mortgages, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions about portfolio structure and composition.

The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically that has been an attractive time to invest in fixed-income securities with longer-than-average maturities.

The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically, it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets do not necessarily correspond to the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges (at least in part) those currencies that are judged to be overvalued and in danger of weakening.

The fourth and fifth decisions relate to the Portfolio's level of credit and prepayment risk. MAS's research shows that bearing credit risk often offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. As a result, these bonds generally offer higher yields, and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded prepayment-option risk. Most corporate and mortgage securities are issued in the United States, which offers the deepest and most liquid corporate and mortgage markets in the world. However, the Portfolio will also invest in foreign or non-dollar corporate and mortgage securities when values are attractive.

The Portfolio's return lagged that of its benchmark over the past fiscal year. The primary cause of this lower relative return was the Portfolio's exposure to U.S. corporate bonds, which underperformed the U.S. Treasuries that make up the dollar portion of its benchmark. Currency exposure also detracted from relative returns over the year, while country allocation added value.

During the fiscal year, the Portfolio maintained a well-diversified exposure to U.S. dollar-denominated corporate bonds, because their yield advantage over U.S. Treasury debt was near historic highs. Furthermore, the MAS global credit team, which selects these bonds, believed that their yield advantage over Treasuries offered generous compensation for any credit risk. The poor relative price performance of these corporate bonds during the year reflected an increased market preference for Treasuries more than any specific credit events, and translated into an even more attractive yield advantage. This position was actively managed throughout the year and was increased in size as the yield advantage of corporate bonds grew.

Over the course of the fiscal year, the Portfolio built up an above-benchmark exposure to the Euro against the yen. The Euro had depreciated by a significant margin since its introduction on January 1, 1999, and looked attractive versus the yen both on valuation grounds and because of a higher relative yield. The Euro continued to depreciate during the year, however, depressing relative portfolio returns. Small exposures to the Canadian and Australian dollars versus the U.S. dollar also hurt relative performance as these currencies fell.

Management of interest rate risk added to the Portfolio's return relative to the benchmark. Overall duration was held near that of the benchmark throughout the year, and so had little impact on relative returns. Relative to the benchmark, however, the Portfolio held a lower exposure to Japanese government debt offset by additional holdings of continental European and U.S. bonds. This positioning added to relative returns, since Japanese yields rose slightly while yields in the other two regions fell.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

        MAS Global Fixed Income     Salomon World Gov't Bond
*              1000                         1000
93             1074                         1053
94             1071                         1072
95             1238                         1246
96             1322                         1299
97             1369                         1330
98             1495                         1484
99             1494                         1491
00             1413                         1433

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                               MAS GLOBAL        SALOMON WORLD
                              FIXED INCOME      GOV'T BOND INDEX
----------------------------------------------------------------
One Year                        (5.39)%             (3.89)%
Five Years                       2.69 %              2.83 %
Since Inception                  4.77 %              4.97 %

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Global Fixed Income Portfolio commenced operations on 4/30/93. Total returns are compared to the Salomon World Government Bond Index, an unmanaged market index.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (91.4%)

----------------------------------------------------------
                           !!RATINGS         FACE
                           (STANDARD       AMOUNT    VALUE
SEPTEMBER 30, 2000         & POOR'S)        (000)   (000)!
----------------------------------------------------------
BRITISH POUND (5.6%)
European Investment Bank
   5.50%, 12/7/09            AAA       GBP    630  $   887
KFW International
  Finance Corp.
   5.625%, 12/7/09           AAA              315      450
# NTL, Inc.
   0.00%, 4/1/08             B-               175      155
Orange plc
   8.625%, 8/1/08            BB+              235      366
# Telewest plc
   0.00%, 4/15/09            B+               105       80
----------------------------------------------------------
GROUP TOTAL                                          1,938
----------------------------------------------------------
CANADIAN DOLLAR (1.8%)
Government of Canada
   7.50%, 3/1/01             AAA        CAD   940      629
----------------------------------------------------------
DANISH KRONE (4.7%)
Kingdom of Denmark
   5.00%, 8/15/05            AAA       DKK 14,100    1,625
----------------------------------------------------------
EURO (34.4%)
ABN AMRO Bank N.V.
   4.625%, 5/12/09           AA-       EUR    200      157
Bundesreblik Deutchland
   7.25%, 10/21/02           AAA            1,120    1,030
Buoni Poliennali Del Tes
   4.25%, 11/1/09            AA               200      160
(+) Clear Channel
  Communications, Inc.
   6.50%, 7/7/05             BBB-             150      133
Colt Telecom Group plc
   7.625%, 7/31/08           B+               345      275
Deutschland Republic
   6.875%, 5/12/05           AAA            1,990    1,876
Government of France
  O.A.T.
   5.25%, 4/25/08            AAA              825      727
Government of Germany
   4.00%, 7/4/09             AAA              630      494
   6.25%, 1/4/24             AAA            1,166    1,107
   6.50%, 7/4/27             AAA            1,595    1,571
Kredit fuer Wiederaufbau
   5.00%, 1/4/09             AAA              575      486
# Lloyds TSB Bank plc
   5.625%, 7/15/49           A+               375      300
Mannesman Finance BV
   4.75%, 5/27/09            A                305      240
Marconi Corp. plc
   6.375%, 3/30/10           BBB+             225      195
Pearson plc
   6.125%, 2/1/07            BBB+             200      174

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT    VALUE
                           & POOR'S)        (000)   (000)!
----------------------------------------------------------
----------------------------------------------------------
Republic of Italy BTPS
   9.50%, 2/1/06             AA        EUR    466  $   488
   10.00%, 8/1/03            AA               962      952
Spanish Government
   5.15%, 7/30/09            AA+            1,256    1,083
Tecnost International
  Finance NV
   6.125%, 7/30/09           BBB+             205      169
Tyco International Group
  S.A.
   6.125%, 4/4/07            A-               200      173
(+) Unicredito Italia
   8.046%, 10/29/49          A-               100       88
+ VNU NV
   6.625%, 5/30/07           A3               125      112
----------------------------------------------------------
GROUP TOTAL                                         11,990
----------------------------------------------------------
JAPANESE YEN (13.5%)
Credit Locale de France
   6.00%, 10/31/01           AA+       JPY  60,000     589
European Investment Bank
   3.00%, 9/20/06            AAA           88,000      890
+ Federal National
  Mortgage
  Association-Global
   1.75%, 3/26/08            Aaa          100,000      930
Government of Japan
   0.90%, 12/22/08           AAA          265,700    2,300
----------------------------------------------------------
GROUP TOTAL                                          4,709
----------------------------------------------------------
SWEDISH KRONA (2.5%)
Swedish Government
   6.00%, 2/9/05             AAA       SEK  8,080      871
   13.00%, 6/15/01           AA+               75        8
----------------------------------------------------------
GROUP TOTAL                                            879
----------------------------------------------------------
UNITED STATES DOLLAR (28.9%)
AGENCY FIXED RATE MORTGAGES (7.0%)
Federal National Mortgage
  Association October TBA
   6.00%, 10/1/29            Agy       $      500      467
Government National
  Mortgage Association
  October TBA
   7.00%, 10/15/29           Tsy            2,000    1,969
----------------------------------------------------------
GROUP TOTAL                                          2,436
----------------------------------------------------------
ENERGY (0.8%)
CMS Energy Corp.
   7.50%, 1/15/09            BB               100       89
Conoco, Inc.
   6.95%, 4/15/29            A-               200      185
----------------------------------------------------------
GROUP TOTAL                                            274
----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT    VALUE
                           & POOR'S)        (000)   (000)!
----------------------------------------------------------
FINANCE (8.4%)
(+) Anthem Insurance
  Cos., Inc.,
   9.125%, 4/1/10            BBB+      $       65  $    61
  Series A
   9.00%, 4/1/27             BBB+              90       73
Bank One Corp.
   7.625%, 10/15/26          A-               100       96
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26            A                325      297
EOP Operating LP
   6.763%, 6/15/07           BBB              140      132
Equitable Companies, Inc.
   7.00%, 4/1/28             A+               275      246
(+) Farmers Exchange
  Capital
   7.05%, 7/15/28            A+               200      165
Ford Motor Credit Co
   7.375%, 10/28/09          A                 65       64
General Motors Acceptance
  Corp.
   7.75%, 1/19/10            A                 60       61
GS Escrow Corp.
   7.125%, 8/1/05            BB+              150      140
Hartford Financial
  Services Group, Inc.
   7.90%, 6/15/10            A-               180      185
Household Finance Corp.
   8.00%, 7/15/10            A-               250      257
Lehman Brothers Holdings,
  Inc.
   8.25%, 6/15/07            A-                75       77
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24            A                300      252
(+) PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26           BBB+             100       90
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25             A-               300      303
Washington Mutual Capital
  I, Inc.
   8.375%, 6/1/27            BBB-             100       91
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27            BBB-              80       71
(+) World Financial
  Properties, Series 96
  WFP-D
   6.95%, 9/1/13             AA-              275      263
----------------------------------------------------------
GROUP TOTAL                                          2,924
----------------------------------------------------------
INDUSTRIALS (6.3%)
Alcoa, Inc.
   7.375%, 8/1/10            A+                60       61
Columbia/HCA Healthcare
  Corp.
   7.19%, 11/15/15           BB+              270      225

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT    VALUE
                           & POOR'S)        (000)   (000)!
----------------------------------------------------------
CSC Holdings, Inc.
   7.25%, 7/15/08            BB+       $      245  $   231
DaimlerChrysler AG
   8.00%, 6/15/10            A+                65       67
Delphi Automotive Systems
  Corp.
   7.125%, 5/1/29            BBB               50       43
!! Federated Department
  Stores, Inc.
   6.90%, 4/1/29             BBB+             100       79
   7.00%, 2/15/28            BBB+              25       20
(+) Florida Windstorm
   7.125%, 2/25/19           AAA              180      169
Ford Motor Co.
   6.625%, 10/1/28           A                200      167
International Game
  Technology
   8.375%, 5/15/09           BB+              100       98
Kroger Co.
   8.05%, 2/1/10             BBB-             200      202
Lockheed Martin Corp.
   8.20%, 12/1/09            BBB-             160      167
News America Holdings,
  Inc.
   8.875%, 4/26/23           BBB-             170      176
Pharmacia Corp.
   6.60%, 12/1/28            AA-              200      178
Saks, Inc.
   7.375%, 2/15/19           BB+              130       71
Tenet Healthcare Corp.,
  Series B
   7.625%, 6/1/08            BB+               50       48
Time Warner, Inc.
   6.625%, 5/15/29           BBB              100       85
Waste Management, Inc.
   7.375%, 5/15/29           BBB              120      103
----------------------------------------------------------
GROUP TOTAL                                          2,190
----------------------------------------------------------
TELEPHONES (2.5%)
!! AT&T Corp.
   6.50%, 3/15/29            AA-              120      100
BellSouth
  Telecommunications,
  Inc.
   6.375%, 6/1/28            AA-              100       85
Global Crossing Holdings
  Ltd.
   9.125%, 11/15/06          BB               145      144
GTE Corp.
   6.94%, 4/15/28            A+               100       91
MCI WorldCom, Inc.
   6.95%, 8/15/28            A-               245      223
# Nextel Communications,
  Inc.
   0.00%, 9/15/07            B                150      123
(+) Qwest Capital Funding
   7.90%, 8/15/10            BBB+             100      102
----------------------------------------------------------
GROUP TOTAL                                            868
----------------------------------------------------------


GLOBAL FIXED INCOME
PORTFOLIO

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT    VALUE
(CONT'D)                   & POOR'S)        (000)   (000)!
----------------------------------------------------------
YANKEE (3.9%)
Abbey National plc
   7.95%, 10/26/29           AA-       $      115  $   117
Ahold Finance USA, Inc.
   6.875%, 5/1/29            A-               125      103

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME
PORTFOLIO

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT    VALUE
(CONT'D)                   & POOR'S)        (000)   (000)!
----------------------------------------------------------
Deutsche Telekom
  International Finance
   8.00%, 6/15/10            AA-       $      175  $   180
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17             A                195      178
(+) Oil Purchase Co.
   7.10%, 4/30/02            BB+              115      110
(+) Oil Purchase Co. II
   10.73%, 1/31/04           BB+               33       31
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17             BB               150      125
Republic of Colombia
   8.70%, 2/15/16            BB+              195      132
United Mexican States
   10.375%, 2/17/09          BB+              125      136
(+) Vodafone AirTouch plc
   7.75%, 2/15/10            A-                90       92
   7.875%, 2/15/30           A-               175      178
----------------------------------------------------------
GROUP TOTAL                                          1,382
----------------------------------------------------------
TOTAL UNITED STATES DOLLAR                          10,074
----------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $35,360)        31,844
----------------------------------------------------------
PREFERRED STOCK (3.4%)
----------------------------------------------------------
                                           SHARES
                                           ------
MORTGAGE-OTHER (3.4%)
(+)+ Home Ownership
  Funding Corp.
   13.331% (Cost $1,183)     Aaa            1,575    1,181
----------------------------------------------------------
CASH EQUIVALENT (4.3%)
----------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
                                          -------
REPURCHASE AGREEMENT (4.3%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $1,488,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $1,502
  (Cost $1,487)                            $1,487    1,487
----------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (Cost $38,030)            34,512
----------------------------------------------------------

                                                    VALUE
                                                   (000)!
----------------------------------------------------------
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
Cash                                               $   105
Foreign Currency (Cost $1,299)                       1,296
Foreign Currency Held as Collateral on Futures
  Contracts (Cost $99)                                  99
Dividends Receivable                                    52
Interest Receivable                                    613
Receivable for Investments Sold                        860
Receivable for Variation Margin on Futures
  Contracts                                             13
Other Assets                                             7
Payable for Investments Purchased                     (113)
Payable for Forward Commitments                     (2,423)
Payable for Investment Advisory Fees                   (38)
Payable for Administrative Fees                         (2)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (7)
Unrealized Loss on Swap Agreements                     (34)
Unrealized Loss on Forward Foreign Currency
  Contracts                                            (70)
Other Liabilities                                      (43)
                                                   -------
                                                       315
----------------------------------------------------------
NET ASSETS (100%)                                  $34,827
----------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------
NET ASSETS
Applicable to 3,771,341 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                    $34,827
----------------------------------------------------------
NET ASSET VALUE PER SHARE                          $  9.23
----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                    $41,725
Undistributed Net Investment Income (Loss)          (1,635)
Undistributed Realized Net Gain (Loss)              (1,666)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                             (3,518)
  Foreign Currency Transactions                        (62)
  Futures and Swaps                                    (17)
----------------------------------------------------------
NET ASSETS                                         $34,827
----------------------------------------------------------

!    See Note A1 to Financial Statements.
!!   Ratings are unaudited.
(+)  144A Security. Certain conditions for public sale may
      exist.
(++) A portion of these securities was pledged to cover
      margin requirements for futures contracts.
+    Moody's Investors Services, Inc. rating. Security is
      not rated by Standard & Poor's Corporation.
#    Step Bond-Coupon rate increases in increments to
      maturity. Rate disclosed is as of September 30, 2000.
     Maturity date disclosed is the ultimate maturity.
TBA  Security is subject to delayed delivery. See Note A7 to
      Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME PORTFOLIO

The International Fixed Income Portfolio invests in high-grade fixed-income securities, using a benchmark that is 100 percent invested in foreign bonds. Most investments consist of securities issued by governments and supranational organizations such as the World Bank, although the Portfolio may also hold corporate bonds, mortgages, and other fixed-income securities. The Portfolio may also invest to a limited extent in U.S. securities when the U.S. fixed-income market is more attractive than foreign markets. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions about portfolio structure and composition.

The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically that has been an attractive time to invest in fixed-income securities with longer-than-average maturities.

The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets do not necessarily correspond to the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges (at least in part) those currencies that are judged to be overvalued and in danger of weakening.

The fourth and fifth decisions relate to the Portfolio's level of credit and prepayment risk. MAS's research shows that bearing credit risk often offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. As a result, these bonds generally offer higher yields, and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded prepayment-option risk.

Absolute returns for both the Portfolio and its benchmark were negative over the past fiscal year, because of the large depreciation of most foreign currencies versus the U.S. dollar. The Portfolio's return was somewhat lower than that of its benchmark because of its active allocation to the Euro against the Japanese yen. Interest rate positioning added to relative returns.

Over the course of the fiscal year, the Portfolio built up an above-benchmark exposure to the Euro against the yen. The Euro had depreciated by a significant margin since its introduction on January 1, 1999, and looked attractive versus the yen both on valuation grounds and because of a higher relative yield. The Euro continued to depreciate during the year, however, depressing relative portfolio returns. Small exposures to the Canadian and Australian dollars versus the U.S. dollar also hurt relative performance as these currencies fell.

Management of interest rate risk added to the Portfolio's return relative to the benchmark. Overall duration was held near that of the benchmark throughout the year, and so had little impact on relative returns. Relative to the benchmark, however, the Portfolio held a lower exposure to Japanese government debt offset by additional holdings of continental European and U.S. bonds. This positioning added to relative returns, since Japanese yields rose slightly while yields in the other two regions fell.

During the past year the Portfolio continued to boost its exposure to non-sovereign bonds, primarily issued in Euros. The Euro-denominated corporate bond market has been expanding rapidly, increasing the number of available issuers. These securities generally had higher yields than the government bonds that they replaced in the Portfolio, and this yield advantage did make a positive incremental contribution to relative returns.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

        MAS International Fixed Income     Salomon World Gov't Bond Ex-US
*                 1000                                 1000
94                1010                                 1027
95                1175                                 1210
96                1247                                 1259
97                1253                                 1248
98                1383                                 1377
99                1370                                 1398
00                1257                                 1288

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                           MAS INTERNATIONAL      SALOMON WORLD GOV'T
                             FIXED INCOME         BOND EX-U.S. INDEX
---------------------------------------------------------------------
One Year                         (8.23)%                 (7.86)%
Five Years                        1.36%                   1.26%
Since Inception                   3.63%                   4.02%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The International Fixed Income Portfolio commenced operations on 4/29/94. Total returns are compared to the Salomon World Government Bond Ex-U.S. Index, an unmanaged market index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL FIXED
INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (86.1%)

-----------------------------------------------------------
                          !!RATINGS          FACE
                          (STANDARD        AMOUNT     VALUE
SEPTEMBER 30, 2000        & POOR'S)         (000)    (000)!
-----------------------------------------------------------
BRITISH POUND (6.2%)
European Investment Bank
   5.50%, 12/7/09              AAA     GBP  1,415  $  1,991
KFW International
  Finance Corp.
   5.625%, 12/7/09             AAA            705     1,007
Orange plc
   8.625%, 8/1/08              BBB+           505       788
United Kingdom Treasury
  Bill
   8.00%, 6/10/03              AAA          2,040     3,179
-----------------------------------------------------------
GROUP TOTAL                                           6,965
-----------------------------------------------------------
CANADIAN DOLLAR (3.6%)
Government of Canada
   7.50%, 3/1/01               AAA     CAD  4,025     2,691
   10.00%, 6/1/08              AAA          1,635     1,362
-----------------------------------------------------------
GROUP TOTAL                                           4,053
-----------------------------------------------------------
DANISH KRONE (6.4%)
Kingdom of Denmark
   5.00%, 8/15/05              AAA     DKK 46,200     5,323
   8.00%, 5/15/03              AAA         14,640     1,828
-----------------------------------------------------------
GROUP TOTAL                                           7,151
-----------------------------------------------------------
EURO (45.9%)
Ahold Finance
   6.375%, 6/8/05              AA-     EUR    350       312
Bundesrepublik
  Deutschland
   6.00%, 7/4/07               AAA          1,295     1,193
Buoni Poliennali Del Tes
   4.25%, 11/1/09              AA           2,785     2,235
(+) Clear Channel
  Communications, Inc.
   6.50%, 7/7/05               BBB-           300       266
Colt Telecom Group plc
   7.625%, 7/31/08             B+             741       591
Deutsche Telekom
  International Finance
   6.625%, 7/6/10              AA-            500       448
Deutschland Republic
   6.875%, 5/12/05             AAA          3,445     3,247
## GMAC Global Bond
   5.50%, 2/2/05               A            1,000       869
Government of Finland
   9.50%, 3/15/04              AA-          2,173     2,169
Government of France
  O.A.T.
   5.25%, 4/25/08              AAA          2,675     2,356
   8.50%, 10/25/19             AAA          3,700     4,347

                          !!RATINGS          FACE
                          (STANDARD        AMOUNT     VALUE
                          & POOR'S)         (000)    (000)!
-----------------------------------------------------------
-----------------------------------------------------------
Government of Germany
   4.00%, 7/4/09               AAA     EUR  1,670  $  1,309
   6.00%, 1/4/07               AAA            950       873
   6.25%, 1/4/24               AAA          6,095     5,788
   6.50%, 7/4/27               AAA          5,240     5,160
   8.375%, 5/21/01             AAA          2,162     1,947
Household Finance Corp.
   5.125%, 6/24/09             A              725       577
International Bank for
  Reconstruction &
  Development
   7.125%, 4/12/05             AAA          2,664     2,479
Kredit fuer Wiederaufbau
   5.00%, 1/4/09               AAA          1,049       887
# Lloyds TSB Bank plc
   5.625%, 7/15/09             A+             750       600
Mannesmann Finance BV
   4.75%, 5/27/09              A              490       385
Marconi Corp. plc
   6.375%, 3/30/10             BBB+           500       433
Netherlands Government
   8.25%, 2/15/07              AAA          5,084     5,180
Republic of Italy BTPS
   10.00%, 8/1/03              AA           5,901     5,845
Rolls-Royce plc
   6.375%, 6/14/07             A-             400       355
@ Spanish Government
   5.15%, 7/30/09              AA+          (c)--        --
Stora Enso Oyj
   6.375%, 6/29/07             BBB+           400       351
Tecnost International
  Finance NV
   6.125%, 7/30/09             BBB+           525       433
Tyco International Group
  S.A.
   6.125%, 4/4/07              A-             475       412
(+) Unicredito Italia
   8.046%, 10/29/49            A-             185       163
+# VNU NV
   6.625%, 5/30/07             A3             400       357
-----------------------------------------------------------
GROUP TOTAL                                          51,567
-----------------------------------------------------------
JAPANESE YEN (13.8%)
(++) Credit Locale de
  France
   6.00%, 10/31/01             AA+    JPY 311,000     3,054
European Investment Bank
   3.00%, 9/20/06              AAA        203,000     2,053
Export-Import Bank of
  Japan
   2.875%, 7/28/05             AAA        290,000     2,907
Government of Japan
   0.90%, 12/22/08             AAA        734,000     6,355
(++) International Bank
  for Reconstruction &
  Development
   6.75%, 6/18/01              AAA        121,000     1,171
-----------------------------------------------------------
GROUP TOTAL                                          15,540
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME
PORTFOLIO

                          !!RATINGS          FACE
                          (STANDARD        AMOUNT     VALUE
(CONT'D)                  & POOR'S)         (000)    (000)!
-----------------------------------------------------------
SWEDISH KRONA (3.6%)
Swedish Government
   6.00%, 2/9/05               AAA     SEK 25,000  $  2,695
   13.00%, 6/15/01             AAA         12,625     1,390
-----------------------------------------------------------
GROUP TOTAL                                           4,085
-----------------------------------------------------------
UNITED STATES DOLLAR (6.6%)
Federal Home Loan
  Mortgage Corp.
   6.75%, 9/15/29              Agy    $     3,450     3,390
Federal National
  Mortgage Association
   7.125%, 6/15/10             Agy          2,300     2,356
U.S. Treasury Bond
   8.75%, 8/15/20              Tsy            350       455
(!) U.S. Treasury Note
   6.25%, 1/31/02              Tsy          1,250     1,250
-----------------------------------------------------------
GROUP TOTAL                                           7,451
-----------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $108,140)        96,812
-----------------------------------------------------------
CASH EQUIVALENTS (10.7%)
-----------------------------------------------------------
DISCOUNT NOTE (6.2%)
Federal National Mortgage
  Association
   6.42%, 10/12/00             Agy          7,000     6,986
-----------------------------------------------------------
REPURCHASE AGREEMENT (4.5%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $5,072,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $5,120         5,069     5,069
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $12,055)                12,055
-----------------------------------------------------------
TOTAL INVESTMENTS (96.8%) (Cost $120,195)           108,867
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.2%)
Cash                                                     36
Foreign Currency (Cost $116)                            108
Foreign Currency Held as Collateral on Futures
  (Cost $793)                                           793
Interest Receivable                                   2,345
Receivable for Investments Sold                       1,130
Receivable for Fund Shares Sold                          27
Receivable for Variation Margin on Futures
  Contracts                                             196
Unrealized Gain on Forward Foreign Currency
  Contracts                                              95
Other Assets                                             15
Payable for Investments Purchased                      (981)
Payable for Investment Advisory Fees                   (100)
Payable for Administrative Fees                          (7)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                           (14)
Other Liabilities                                       (54)
                                                   --------
                                                      3,589
-----------------------------------------------------------
NET ASSETS (100%)                                  $112,456
-----------------------------------------------------------

                                                    VALUE
                                                    (000)!
-----------------------------------------------------------
-----------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 12,657,136 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                    $112,456
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                          $   8.88
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                    $129,843
Undistributed Net Investment Income (Loss)           (4,712)
Undistributed Realized Net Gain (Loss)               (1,595)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                             (11,328)
  Foreign Currency Transactions                         (23)
  Futures                                               271
-----------------------------------------------------------
NET ASSETS                                         $112,456
-----------------------------------------------------------

!    See Note A1 to Financial Statements.
!!   Ratings are unaudited.
(+)  144A security. Certain conditions for public sale may
      exist.
(++) A portion of these securities was pledged to cover
      margin requirements for futures contracts.
+    Moody's Investor Service, Inc. rating. Security is not
      rated by Standard & Poor's Corporation.
#    Step Bond-Coupon rate increases in increments to
      maturity. Rate disclosed is as of September 30, 2000.
      Maturity date disclosed is the ultimate maturity.
##   Variable or floating rate security-rate disclosed is as
      of September 30, 2000.
@    Value is less than $500.
(c)  Face value is less than $500.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

INTERMEDIATE DURATION PORTFOLIO

The Intermediate Duration Portfolio invests in a broad array of fixed-income securities--including U.S. Treasury and Agency securities, investment-grade corporate obligations, and mortgage-backed issues--while maintaining a high overall credit quality and an overall duration between two and five years. The fund is managed by the MAS fixed-income team, using many of the same principles and strategies used within the MAS Funds' core fixed-income strategies.

The MAS fixed-income team's research-based, value-driven investment process is built around several key decisions. The first decision relates to the portfolio's sensitivity to changes in corporate yield spreads relative to U.S. Treasury securities. MAS's research shows that a diversified approach toward owning corporate securities enhances overall portfolio returns, as their yield spreads provide significant compensation for their credit risk. The second decision involves the portfolio's sensitivity to changes in mortgage yield spreads relative to U.S. Treasuries. MAS's research shows that a properly managed portfolio of mortgage securities improves overall portfolio returns, as their yield spreads provide ample compensation for their prepayment risk.

The third decision relates to the portfolio's sensitivity to changes in interest rates, which is driven by a careful analysis of implied market inflation forecasts relative to actual inflation trends. MAS's research shows that the market tends to be a poor forecaster, and that contrarian interest-rate risk strategies (e.g., above-benchmark interest-rate risk positions when the market's implied inflation forecasts are too high, and vice-versa) enhance overall portfolio returns. The fourth decision relates to yield-curve positioning, which involves assessing which maturities offer the best value relative to their risk. The fifth decision involves the opportunistic use of non-dollar securities. To make this decision, the MAS fixed-income team evaluates which, if any, non-dollar securities offer better relative value than dollar-denominated alternatives, and makes active decisions regarding the currency risk associated with such securities.

Due to the significant widening of yield spreads between the Treasury and non-Treasury sectors, the return on the Portfolio was 41 basis points behind the Lehman Intermediate Government/ Credit Index for the fiscal year.

Relative performance was helped by the Portfolio's above-benchmark interest-rate risk position going into calendar year 2000, which generated favorable returns as most U.S. Treasury yields declined following the turn of the year. This position was trimmed over the course of the period, and the Portfolio ended the period pursuing a neutral interest rate strategy relative to the benchmark. The Portfolio's yield-curve strategy emphasized the 10-year sector for most of this period, which also added value; the Portfolio continued to overweight the 10-year sector as of the end of the fiscal year, while underweighting shorter maturities.

The Portfolio's above-benchmark sensitivity to corporate, mortgage, and agency debt yield spreads detracted from relative performance, as these non-Treasury sectors significantly underperformed Treasury securities. The non-Treasury sectors lagged due to strong demand for Treasury securities amidst market fears of reduced supply of such bonds, and was not a function of deterioration in the timing and quality of the cash flows of the bonds held in the Portfolio. The Portfolio continued to have an above-benchmark sensitivity to the non-Treasury sectors at the end of the fiscal year to take advantage of their extremely wide yield spreads, or risk premiums, at a time when their fundamental risks remained relatively low. Despite the lack of Treasury securities in the Portfolio, overall credit quality remained extremely high. The allocation to non-dollar bonds was zero for the entire period, as it remained difficult to identify superior opportunities among high-quality non-dollar securities relative to dollar-denominated alternatives.

At fiscal year-end, the Portfolio was well positioned to take advantage of the extraordinarily attractive intermediate-term opportunities in the non-Treasury sectors while continuing to pursue a high-quality, call-protected, diversified investment strategy.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

           MAS Intermediate        MAS Intermediate    Lehman Intermediate
        Duration Institutional   Duration Investment     Gov't/Credit
*               1000                                         1000
95              1114                                         1113
96              1184                                         1170
97              1289                                         1266
98              1400                                         1398
99              1409                                         1407
00              1491                    1489                 1495

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                         MAS INTERMEDIATE DURATION            LEHMAN
                       ------------------------------      INTERMEDIATE
                       INSTITUTIONAL (M) INVESTMENT (K) GOV'T/CREDIT INDEX
--------------------------------------------------------------------------
One Year                    5.84%            5.68%             6.25%
Five Years                  6.01%            5.98%             6.08%
Since Inception             6.90%            6.87%             6.94%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(M) Represents an investment in the Institutional Class.

(K) Represents an investment in the Investment Class which commenced operations 8/16/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

Total returns for the Institutional Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Intermediate Duration Portfolio commenced operations on 10/3/94. Total returns are compared to the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged market index. Effective July 1, 2000, the Lehman Intermediate Government/Corporate Index was renamed the Lehman Intermediate Government/Credit Index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (105.8%)

-----------------------------------------------------------
                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
SEPTEMBER 30, 2000            & POOR'S)     (000)    (000)!
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (40.7%)
Federal Home Loan
  Mortgage Corporation,
  Gold Pools:
   9.50%, 12/1/22                  Agy    $   204  $    216
   10.00%, 6/1/17                  Agy        163       176
   10.50%, 5/1/19                  Agy         20        22
   11.00%, 7/1/13                  Agy         53        58
  October TBA
   6.50%, 10/1/30                  Agy      1,500     1,440
   7.00%, 10/15/30                 Agy      1,450     1,421
   8.50%, 10/1/30                  Agy      6,250     6,409
  November TBA
   7.00%, 11/1/30                  Agy      1,620     1,587
Federal National Mortgage
  Association, Conventional
  Pools:
   9.50%, 12/1/21                  Agy        464       492
   10.00%, 2/1/21-1/1/27           Agy        125       134
   10.50%, 12/1/10                 Agy         55        60
  October TBA
   7.00%, 10/1/30                  Agy      1,900     1,861
   8.50%, 10/1/30                  Agy      1,400     1,432
Government National
  Mortgage Association:
  Adjustable Rate Mortgages:
   6.375%, 3/20/25                 Tsy        126       127
   6.50%, 10/20/27                 Tsy        384       385
   6.875%, 4/20/25-6/20/25         Tsy        528       530
   7.00%, 3/20/25-11/20/25         Tsy      1,545     1,555
   7.375%, 6/20/25-10/20/27        Tsy        177       178
   11.00%, 3/15/10                 Tsy         38        42
  Various Pools:
   6.50%, 1/20/28                  Tsy        112       113
   6.625%, 9/20/27                 Tsy        262       264
   7.375%, 2/20/27-11/20/27        Tsy        621       624
   9.50%, 11/15/16-12/15/21        Tsy      1,291     1,375
   10.00%, 1/15/16-2/15/28         Tsy      2,002     2,156
   10.50%, 3/15/06-2/15/18         Tsy        303       331
   11.00%, 7/15/10-8/15/27         Tsy        774       856
   11.50%, 6/15/13                 Tsy         51        57
   12.00%, 12/15/12-5/15/14        Tsy         36        41
   12.50%, 12/15/10                Tsy         14        16
  October TBA
   7.00%, 10/15/29                 Tsy      2,700     2,659
-----------------------------------------------------------
GROUP TOTAL                                          26,617
-----------------------------------------------------------
ASSET BACKED CORPORATES (14.4%)
AFG Receivables Trust,
  Series 97-A A
   6.35%, 10/15/02                 AAA         44        43
Associates Automobile
  Receivables Trust,
  Series 00-1 A3
   7.30%, 1/15/04                  AAA        475       478

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
                              & POOR'S)     (000)    (000)!
-----------------------------------------------------------
-----------------------------------------------------------
Chevy Chase Auto
  Receivables Trust,
  Series:
  97-4 A
   6.25%, 6/15/04                  AAA    $    85  $     85
  98-1 A
   5.97%, 10/20/04                 AAA        295       293
Citibank Credit Card
  Issuance Trust,
  Series:
  00-A1 A1
   6.90%, 10/17/05                 AAA        575       577
  00-C1 C1
   7.45%, 9/15/05                  AAA        185       185
Citibank Credit Card Master
  Trust I,
  Series 99-7 A
   6.65%, 11/15/06                 AAA        475       472
CPS Auto Grantor Trust,
  Series:
  96-3 A
   6.30%, 8/15/02                  AAA         46        46
  97-2 A
   6.65%, 10/15/02                 AAA         86        86
  98-1 A
   6.00%, 8/15/03                  AAA        292       290
Daimler Benz Auto Grantor
  Trust,
  Series:
  97-A A
   6.05%, 3/31/05                  AAA         41        41
DaimlerChrysler AG,
  Series 00-C A3
   6.82%, 9/6/04                   AAA        440       441
First Merchants Auto
  Receivables Corp.,
  Series:
  96-C A2
   6.15%, 7/15/01                  AAA         41        41
  (+) 97-2 A1
   6.85%, 11/15/02                 AAA         21        21
(+) First Mortgage
  Acceptance Corp., Loan
  Receivables Trust, Series
  96-BA 1
   7.629%, 11/1/18                 A           79        59
First Security Auto Grantor
  Trust,
  Series:
  97-B A
   6.10%, 4/15/03                  AAA         70        70
  00-1 A3
   7.30%, 7/15/04                  AAA        460       464
Ford Credit Auto Owner
  Trust,
  Series:
  99-D A4
   6.40%, 10/15/02                 AAA        600       598
  00-E A4
   6.74%, 6/15/04                  AAA        480       481

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
(CONT'D)                      & POOR'S)     (000)    (000)!
-----------------------------------------------------------
General Electric Home Equity
  Loan Asset-Backed
  Certificates,
  Series 91-1 B
   8.70%, 9/15/11                  AAA    $   227  $    227
(+)++ Global Rated Eligible
  Asset Trust,
  Series 98-A A1
   7.45%, 3/15/06                  N/R        336        81
Green Tree Home Equity Loan
  Trust,
  Series 99-C A1
   5.99%, 7/15/30                  AAA        146       146
Green Tree Lease Finance,
  Series 97-1 A3
   6.17%, 9/20/05                  AAA         46        46
(+) Health Care Receivables
  Securitization Program,
  Series 97-1 A
   6.815%, 7/1/01                  N/R        196       196
Honda Auto Receivables
  Grantor Trust,
  Series 97-B A5
   5.95%, 5/15/03                  AAA         80        80
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series:
  97-2 A
   6.69%, 9/25/04                  AAA         48        48
  98-1 A
   6.19%, 1/25/05                  AAA         72        71
MBNA Master Credit Card
  Trust,
  Series:
  + 99-I A1
   6.40%, 1/18/05                  Aaa        325       323
  00-I A
   6.90%, 1/15/08                  AAA        115       116
MMCA Automobile Trust,
  Series:
  99-2 A1
   6.30%, 6/15/02                  AAA        207       207
  00-1 A3
   7.00%, 6/15/04                  AAA        365       366
Nissan Auto Receivables
  Owner Trust,
  Series 00-A A3
   7.01%, 9/15/03                  AAA        325       326
Onyx Acceptance Grantor
  Trust,
  Series:
  97-2 A
   6.35%, 10/15/02                 AAA         95        95
  97-3 A
   6.35%, 1/15/04                  AAA         68        67
Peco Energy Transition
  Trust,
  Series 00-A A2
   7.30%, 9/1/04                   AAA        425       428

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
                              & POOR'S)     (000)    (000)!
-----------------------------------------------------------
(+) Rental Car Finance
  Corp.,
  Series 97-1 A2
   6.45%, 8/25/04                  AA     $   255  $    252
## Residential Funding
  Mortgage Securities II,
  Series 00-HI4
   7.39%, 4/25/11                  AAA        375       376
(+) Team Fleet Financing
  Corp., Series 97-1 A
   7.35%, 5/15/03                  A-         300       301
Union Acceptance Corp.,
  Series:
  96-B A
   6.45%, 7/9/03                   AAA        127       127
  96-C A2
   6.51%, 11/8/02                  AAA        135       134
  97-A A2
   6.375%, 10/8/03                 AAA        284       283
  97-B A2
   6.70%, 6/8/03                   AAA        275       274
USAA Auto Loan Grantor
  Trust,
  Series 97-1 A
   6.07%, 5/15/04                  AAA         60        60
-----------------------------------------------------------
GROUP TOTAL                                           9,401
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (2.0%)
## Federal Home Loan Mortgage
  Corporation,
  Series 1710-D IO
   7.07%, 6/15/20                  Agy        333       334
Federal National Mortgage Association,
  Series:
  96-14 PC PO
   12/25/23                        Agy         15         9
  ## 97-24 FG REMIC
   7.175%, 9/18/22                 Agy         55        55
  97-53 PI IO PAC
   8.00%, 8/18/27                  Agy        762       206
  191 IO
   8.00%, 1/1/28                   Agy        320        89
  270 2 IO
   8.50%, 9/1/23                   Agy        547       148
  281 2 IO
   9.00%, 11/1/26                  Agy        470       128
  291 2 IO
   8.00%, 11/1/27                  Agy        471       130
Government National
  Mortgage Association,
  Series 97-13 SB Inv Fl IO
   1.375%, 9/16/27                 Tsy      3,750       232
-----------------------------------------------------------
GROUP TOTAL                                           1,331
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
                              & POOR'S)     (000)    (000)!
-----------------------------------------------------------
COMMERCIAL MORTGAGES (3.8%)
Asset Securitization Corp.,
  Series:
  96-MD6 A1C
   7.04%, 11/13/26                 AAA    $   100  $     99
+## 97-D5 PS1 IO
   1.614%, 2/14/41                 Aaa      1,975       155
+## Bear Stearns Commercial
  Mortgage Securities, Inc.,
  Series 99-WF2 A1
   6.36%, 6/15/08                  Aaa        355       354
(+) Carousel Center Finance,
  Inc.,
  Series 1 C
   7.527%, 11/15/07                BBB+        50        50
Chase Commercial Mortgage
  Securities Corp.,
  Series 99-2 A1
   7.03%, 10/15/08                 AAA        357       358
(+) DLJ Commercial Mortgage
  Corp.,
  Series 98-CG1 A1 A
   6.11%, 12/10/07                 AAA        451       437
DLJ Mortgage Acceptance
  Corp.,
  Series 97-CF1 S IO
   1.086%, 3/15/17                 AAA      1,248        49
First-Union Chase Commercial
  Mortgage
   6.363%, 6/15/08                 AAA        297       290
+## GMAC Commercial Mortgage
  Securities, Inc.,
  Series 97-C2 X IO
   1.264%, 4/15/27                 Aaa      3,509       170
+## GS Mortgage Securities
  Corp. II,
  Series 97-GL X2 IO
   1.066%, 7/13/30                 Aaa        890        33
Nationslink Funding Corp.,
  Series 98-2 A1
   6.001%, 11/20/07                AAA        332       321
(+) Park Avenue Finance
  Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07                  N/R        183       185
-----------------------------------------------------------
GROUP TOTAL                                           2,501
-----------------------------------------------------------
ENERGY (0.8%)
CMS Panhandle Holdings Co.
   6.50%, 7/15/09                  BBB-       240       217
Conoco, Inc.
   6.95%, 4/15/29                  A-         320       296
-----------------------------------------------------------
GROUP TOTAL                                             513
-----------------------------------------------------------
FEDERAL AGENCY (6.5%)
Federal National Mortgage
  Association
   7.125%, 6/15/10                 Agy      2,450     2,510
   7.125%, 2/15/05                 Agy      1,700     1,735
-----------------------------------------------------------
GROUP TOTAL                                           4,245
-----------------------------------------------------------

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
                              & POOR'S)     (000)    (000)!
-----------------------------------------------------------
FINANCE (17.6%)
American General Finance
  Corp.
   5.75%, 11/1/03                  A+     $   210  $    203
   6.75%, 11/15/04                 A+         120       118
(+) Anthem Insurance Cos.,
  Inc.,
  Series A
   9.00%, 4/1/27                   BBB+       225       183
Bank of Boston
   6.625%, 12/1/05                 A-         110       107
Bank of New York Co.
   8.50%, 12/15/04                 A          310       326
Bank One Corp.
   6.00%, 2/17/09                  A-         240       217
BankAmerica Capital Corp.
   5.875%, 2/15/09                 A+         430       391
Chase Manhattan Corp.
   6.00%, 2/15/09                  A          170       156
Citicorp,
  Series F
   6.375%, 11/15/08                A+         305       288
Donaldson, Lufkin &
  Jenrette, Inc.
   8.00%, 3/1/05                   A-         175       180
EOP Operating LP
   6.763%, 6/15/07                 BBB        255       241
(+) Equitable Life Assurance
  Society of the U.S.,
  Series 1A
   6.95%, 12/1/05                  A+         275       271
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24                  A+         300       297
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03                  A-         350       341
+ FleetBoston Financial
  Corp.
   8.125%, 7/1/04                  A3         200       206
(+) Florida Property &
  Casualty
   7.375%, 7/1/03                  A-         125       124
Ford Motor Credit Co.
   5.75%, 2/23/04                  A          305       291
   6.125%, 4/28/03                 A          290       284
   6.70%, 7/16/04                  A           85        83
General Electric Capital
  Corp.
   7.25%, 5/3/04                   AAA        520       528
General Motors Acceptance
  Corp.
   7.50%, 7/15/05                  A          255       258
Goldman Sachs Group, L.P.
   7.625%, 8/17/05                 A+         295       301
Hartford Financial Services
  Group, Inc.
   7.75%, 6/15/05                  A           85        87

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
(CONT'D)                      & POOR'S)     (000)    (000)!
-----------------------------------------------------------
Hartford Life Corp.
   7.65%, 6/15/27                  A      $   200  $    192
Homeside Lending, Inc.
   6.875%, 6/30/02                 A+         201       201
Household Finance Corp.
   6.00%, 5/1/04                   A           85        82
   6.08%, 3/8/06                   A          285       275
(+) Hyatt Equities LLC
   7.00%, 5/15/02                  BBB+       635       623
(+) John Hancock Global
  Funding
   7.90%, 7/2/10                   AA+        280       289
Marsh & McLennan Companies,
  Inc.
   6.625%, 6/15/04                 AA-        225       222
Mellon Funding Corp.
   7.50%, 6/15/05                  A+         260       265
(+) Metropolitan Life
  Insurance Co.
   6.30%, 11/1/03                  A+         445       435
Northern Trust Corp.
   7.10%, 8/1/09                   A+         350       344
Norwest Financial, Inc.
   5.625%, 2/3/09                  A+         300       267
Paine Webber Group, Inc.
   6.375%, 5/15/04                 BBB+       295       288
(+) PNC Institutional
  Capital,
   7.95%, 12/15/26                 BBB+       300       271
(+) Prime Property Funding
  II, Inc.
   6.80%, 8/15/02                  A          240       237
   7.00%, 8/15/04                  A          120       117
(+) Prudential Insurance Co.
   8.30%, 7/1/25                   A-         150       152
Smith Barney Holdings
   7.00%, 3/15/04                  A          170       170
U.S. Bancorp
   6.875%, 12/1/04                 A          375       371
(+) USAA Capital Corp.
   7.41%, 6/30/03                  AAA        280       284
Washington Mutual, Inc.,
   8.60%, 2/1/02                   BBB+       195       198
Wells Fargo Co.
   6.625%, 7/15/04                 A+         210       208
(+) World Financial
  Properties,
  Series 96 WFP-B
   6.91%, 9/1/13                   AA-        571       547
-----------------------------------------------------------
GROUP TOTAL                                          11,519
-----------------------------------------------------------
INDUSTRIALS (11.4%)
Alcoa, Inc.
   7.25%, 8/1/05                   A+         185       188
Becton, Dickinson & Co.
   6.70%, 8/1/28                   A+         180       154
Clear Channel
  Communications, Inc.
   7.25%, 9/15/03                  BBB-       330       330
Cox Communications, Inc.
   7.50%, 8/15/04                  BBB+       280       282
DaimlerChrysler AG
   6.90%, 9/1/04                   A+         485       482

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
                              & POOR'S)     (000)    (000)!
-----------------------------------------------------------
Dayton Hudson Corp.
   6.65%, 8/1/28                   A      $   125  $    107
   6.75%, 1/1/28                   A           65        57
Deere & Co.
   6.55%, 7/15/04                  A+         350       343
Delphi Automotive Systems
  Corp.
   7.125%, 5/1/29                  BBB         60        51
Dow Chemical Co.
   7.00%, 8/15/05                  A          285       286
(+) EES Coke Battery Co.,
  Inc.
   7.125%, 4/15/02                 BBB         84        83
Federated Department Stores,
  Inc.
   6.30%, 4/1/09                   BBB+       240       209
(+) Florida Windstorm
   7.125%, 2/25/19                 AAA        285       268
Hertz Corp.
   7.00%, 7/1/04                   A-         270       267
Hewlett Packard Co.
   7.15%, 6/15/05                  AA-        280       284
Honeywell International,
  Inc.
   7.50%, 3/1/10                   A           65        66
Kroger Co.
   7.70%, 6/1/29                   BBB-       210       194
Lowe's Companies, Inc.
   6.875%, 2/15/28                 A          305       265
Marriott International, Inc.
   8.125%, 4/1/05                  BBB+       140       143
May Department Stores Co.
   5.95%, 11/1/08                  A          200       179
   6.875%, 11/1/05                 A+          85        83
(++) Neiman Marcus Group, Inc.
   6.65%, 6/1/08                   BBB        315       284
News America, Inc.
   6.625%, 1/9/08                  BBB-       300       280
Pharmacia Corp.
   6.60%, 12/1/28                  AA-        285       254
Philips Petroleum Co.
   8.50%, 5/25/05                  BBB-       230       243
Proctor & Gamble Co.
   6.60%, 12/15/04                 AA         360       359
Raytheon Co.
   5.70%, 11/1/03                  BBB-       105       101
Sun Microsystems, Inc.
   7.00%, 8/15/02                  BB+        325       326
U.S. Airways Corp.,
  Series 98-1A
   6.85%, 1/30/18                  A+         358       322
United Technologies Corp.
   6.70%, 8/1/28                   A+         300       270
USA Waste Services, Inc.
   7.00%, 7/15/28                  BBB        150       123
Walt Disney Co.
   7.30%, 2/8/05                   A          385       392
Waste Management, Inc.
   6.125%, 7/15/01                 BBB        145       142
-----------------------------------------------------------
GROUP TOTAL                                           7,417
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
                              & POOR'S)     (000)    (000)!
-----------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
## Resolution Trust Corp.,
  Series 92-5C CMO
   8.60%, 1/25/26                  AA     $    33  $     33
-----------------------------------------------------------
TAXABLE MUNICIPAL (0.6%)
New York State Power
  Authority Revenue Bonds,
  Series B
   6.11%, 2/15/11                  AAA        400       395
-----------------------------------------------------------
TELEPHONES (2.4%)
AT&T Corp.
   6.50%, 3/15/29                  AA-        225       187
BellSouth
  Telecommunications, Inc.
   6.375%, 6/1/28                  AA-        185       157
Comcast Cable Communications
   8.375%, 5/1/07                  BBB        255       266
GTE Corp.
   6.94%, 4/15/28                  A+         325       295
(++) MCI WorldCom, Inc.
   6.50%, 4/15/10                  A-         200       185
   6.95%, 8/15/28                  A-         240       219
(+) Qwest Capital Funding
   7.75%, 8/15/06                  BBB+       270       275
-----------------------------------------------------------
GROUP TOTAL                                           1,584
-----------------------------------------------------------
TRANSPORTATION (1.1%)
Continental Airlines,
  Series 98-1 A
   6.648%, 9/15/17                 AA+        322       302
Norfolk Southern Corp.
   7.875%, 2/15/04                 BBB+        30        31
Union Pacific Corp.
   6.34%, 11/25/03                 BBB-       400       390
-----------------------------------------------------------
GROUP TOTAL                                             723
-----------------------------------------------------------
UTILITIES (0.8%)
National Rural Utilities
  Corp.
   7.375%, 2/10/03                 AA         275       278
Niagara Mohawk Power Co.
  Senior Notes
   7.375%, 7/1/03                  BBB-       272       273
-----------------------------------------------------------
GROUP TOTAL                                             551
-----------------------------------------------------------
YANKEE (3.6%)
Ahold Finance USA, Inc.
   6.875%, 5/1/29                  A-         165       136
AT&T Canada, Inc.
   7.625%, 3/15/05                 BBB        285       287

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT     VALUE
                              & POOR'S)     (000)    (000)!
-----------------------------------------------------------
Deutsche Telekom
  International Finance
   8.00%, 6/15/10                  AA-    $   225  $    232
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17                   A          385       352
Inter-American Development
  Bank
   7.00%, 6/16/03                  AAA        295       298
(+) Oil Enterprises Ltd.
   6.239%, 6/30/08                 AAA        450       430
(+) Oil Purchase Co.
   7.10%, 4/30/02                  BB+        115       110
Republic of Italy
   7.25%, 2/7/05                   AA         150       153
(+) Vodafone AirTouch plc
   7.75%, 2/15/10                  A-         345       353
-----------------------------------------------------------
GROUP TOTAL                                           2,351
-----------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $70,097)         69,181
-----------------------------------------------------------
PREFERRED STOCK (0.7%)
-----------------------------------------------------------
                                          SHARES
                                          ------
MORTGAGE-OTHER (0.7%)
(+)+ Home Ownership
  Funding Corp.
   13.331% (Cost $488)             Aaa        650       487
-----------------------------------------------------------
CASH EQUIVALENTS (18.1%)
-----------------------------------------------------------
                                           FACE
                                          AMOUNT
                                           (000)
                                          ------
DISCOUNT NOTES (12.2%)
Federal Home Loan Bank
   6.40%, 10/11/00                 Agy    $ 5,000     4,991
Federal National Mortgage Association
   6.42%, 10/26/00                 Agy      3,000     2,987
-----------------------------------------------------------
GROUP TOTAL                                           7,978
-----------------------------------------------------------
REPURCHASE AGREEMENT (5.9%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $3,819, collateralized
  by various U.S. Government
  Obligations, due 11/2/00-3/29/01,
  valued at $3,855                          3,817     3,817
-----------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $11,795)                11,795
-----------------------------------------------------------
TOTAL INVESTMENTS (124.6%) (Cost $82,380)            81,463
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO

                                                    VALUE
(CONT'D)                                            (000)!
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-24.6%)
Dividends Receivable                               $     22
Interest Receivable                                     655
Receivable for Investments Sold                         206
Receivable for Forward Commitments                    1,584
Receivable for Fund Shares Sold                           4
Other Assets                                              7
Dividend Payable                                         (1)
Payable for Forward Commitments                     (18,294)
Payable for Investment Advisory Fees                    (55)
Payable for Administrative Fees                          (4)
Payable for Shareholder Servicing Fees-Investment
  Class                                                  (3)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                            (6)
Payable for Variation Margin on Futures Contracts        (4)
Unrealized Loss on Swap Agreements                     (186)
Other Liabilities                                       (24)
                                                   --------
                                                    (16,099)
-----------------------------------------------------------
NET ASSETS (100%)                                  $ 65,364
-----------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 3,897,215 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                     $ 37,686
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                          $   9.67
-----------------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 2,864,659 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                     $ 27,678
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                          $   9.66
-----------------------------------------------------------

                                                    VALUE
                                                    (000)!
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                    $ 69,595
Undistributed Net Investment Income (Loss)               71
Undistributed Realized Net Gain (Loss)               (3,267)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                (917)
  Futures and Swaps                                    (118)
-----------------------------------------------------------
NET ASSETS                                         $ 65,364
-----------------------------------------------------------

!        See Note A1 to Financial Statements.
!!       Ratings are unaudited.
(+)      144A security. Certain conditions for public sale may
          exist.
(++)       A portion of these securities was pledged to cover margin
          requirements for futures contracts.
*        Moody's Investors Service, Inc. rating. Security is not
          rated by Standard & Poor's Corporation.
**       Security is fair valued by the Adviser.
##       Variable or floating rate security-rate disclosed is as
          of September 30, 2000.
CMO      Collateralized Mortgage Obligation.
Inv Fl   Inverse Floating Rate-Interest rate fluctuates with an
          inverse relationship to an associated interest rate.
         Indicated rate is the effective rate at September 30,
          2000.
IO       Interest Only
N/R      Not rated by Moody's Investors Service, Inc. or Standard
          & Poor's Corporation.
PO       Principal Only
REMIC    Real Estate Mortgage Investment Conduit
TBA      Security is subject to delayed delivery. See Note A7 to
          Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MULTI-MARKET FIXED INCOME PORTFOLIO

The Multi-Market Fixed Income Portfolio seeks to provide investors with a superior real rate of return by investing in domestic and foreign fixed-income instruments and high yield securities. MAS believes that the portfolio's strategy marks the evolution of U.S.-based core fixed income portfolios towards a more substantial commitment to alternative asset classes, including high yield, emerging market, and non-dollar securities. All investments made in these sectors reflect MAS's assessment of market opportunities based upon our value-driven investment philosophy. Through careful research, MAS has identified a set of valuation tools which, when coupled with our expertise and experience, enables us to identify undervalued sectors and securities through a variety of market environments.

The Multi-Market Fixed Income Portfolio is actively managed by the MAS fixed-income management team, which is responsible for portfolio construction and risk control. The investment process combines top-down and bottom-up elements. Using a top-down approach, the team first determines the appropriate global interest rate and currency exposures, utilizing value-based decision making tools. These include the relative level of real interest rates and an analysis of yield curve slopes. The team then formulates a sector allocation strategy that tilts the Portfolio towards the most favorable opportunities in the market. This sector allocation is strongly influenced by the second element in the process: bottom-up security selection. A goal of the Portfolio's strategy is to incorporate the best individual investment ideas of each portfolio manager specializing in U.S. high quality bonds, international bonds, U.S. high-yield bonds, and emerging market debt. The primary valuation tool used to select securities is an option-adjusted and credit-risk-adjusted yield spread.

For fiscal 2000, the Portfolio underperformed its custom blended benchmark. This occurred primarily as a result of an overweighting in U.S. high-yield bonds, as well as negative security selection within that sector. An overweight position in the investment-grade corporate and mortgage-backed bond sectors also detracted from performance, as did an emphasis on Europe in the international non-dollar holdings. An offsetting positive factor was the overall interest rate strategy; for most of the fiscal year, the Portfolio had a longer-than-benchmark duration strategy, which aided performance as long-term interest rates began to fall late in the fiscal year.

The global economic environment was characterized by strong growth for most of the fiscal year, until signs of a slowdown began to impact the financial markets during the summer months. This economic slowdown benefited the Portfolio's interest rate strategy, although it led to concerns late in the fiscal year over whether a significant slowdown in economic performance would hurt corporate credit quality.

Yield spreads on high quality non-government sectors widened compared to U.S. Treasuries during the fiscal year. Large U.S. government surpluses led to a reduction in the supply of U.S. Treasury securities outstanding, and this contributed to the outperformance of Treasuries versus non-government sectors (high quality corporate bonds and mortgage-backed securities) for much of the year. MAS came to view the value in high grade corporates and mortgages as being exceptional in a historical context, and the Portfolio's allocation was increased in response to these wider yield spreads. Prepayment activity in mortgages remained low, and credit quality among the largest and best positioned investment-grade corporate issuers remained relatively strong. Because of this, the large risk premiums available did not appear to be justified by the level of risk in these sectors.

The fixed-income team also viewed the high-yield market as representing good value based on above average yield spreads. This strategy, however, hurt performance significantly, especially in the second half of the fiscal year. Because of investor concerns over credit quality, declining inflows into high-yield mutual funds, and a strong correlation with a volatile stock market, high-yield bonds underperformed high-quality bonds significantly.

Within the high-yield market, performance was also hurt by an emphasis on certain sectors within the telecommunications industry. At fiscal year-end, MAS continued to believe that the Portfolio's holdings in this industry had good competitive positions and strong business outlooks; nevertheless, the decline in the share prices of many of these issuers hurt the Portfolio's holdings disproportionately.

The emerging markets debt sector performed relatively well in fiscal 2000. The Portfolio benefited from this performance early in the year, then later reduced positions to a more neutral weighting. At fiscal year-end, valuations were perceived to be about fair. Looking ahead, the Portfolio maintains investments in those countries believed to be best positioned to improve their sovereign credit quality going forward.

While the Portfolio was underweight in the international non-dollar sector over the course of the year, positioning within that sector hurt performance. The Portfolio has had a preference for European fixed-income issues and euro-currency over yen-based securities among the major non-dollar regions. MAS's view of the relative economic circumstance still supports a focus on Europe and MAS believes that the outlook for these securities is positive.

At fiscal year-end, the fixed-income team continued to see good value in the global markets. The non-government sectors of the markets appeared particularly attractive, and the U.S. high-yield market was likely to remain an area of special emphasis in the Portfolio. The team believed that the large risk premiums available in this market could lay the foundation for strong future returns.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------


        MAS Multi-Market    Salomon    Salomon World Gov't    60/12/10/10/8
          Fixed Income       Broad         Bond Ex-US         Blended Index
*            1000            1000             1000               1000
98           1027            1110             1105               1068
99           1051            1107             1121               1095
00           1099            1184             1033               1163

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                             MAS                    SALOMON
                         MULTI-MARKET   SALOMON   WORLD GOV'T    60/20/12/8
                            FIXED        BROAD    BOND EX-U.S.    BLENDED
                            INCOME       INDEX       INDEX         INDEX
---------------------------------------------------------------------------
One Year                    4.50%        6.91%       (7.86)%       6.15%
Since Inception             3.19%        5.80%        1.10%        5.16%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Multi-Market Fixed Income Portfolio commenced operations on 10/1/97. Total returns are compared to the Salomon Broad Investment Grade Index and the Salomon World Government Bond Ex-U.S. Index, both unmanaged market indices, as well as the 60/20/12/8 Blended Index, an unmanaged index comprised of 60% Salomon Broad Investment Grade Index, 20% Salomon World Government Bond Ex-U.S. Index (one half hedged into U.S. dollars), 12% CS First Boston Global High Yield Index, and 8% J.P. Morgan Emerging Markets Bond Index Global. Previously, the blended index included the Salomon High Yield Index as its high yield component, but the Adviser believes that the CS First Boston Global High Yield Index has a more comprehensive coverage of geographic regions and types of securities in which the Portfolio may invest. In addition, the Adviser changed the JP Morgan Emerging Markets Bond Index to the JP Morgan Emerging Markets Bond Index Global as the emerging market component of the Blended Index because the Adviser feels that the JP Morgan Emerging Markets Bond Index Global is more appropriate to its broader country and security coverage.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED INCOME PORTFOLIO

STATEMENT OF NET ASSETS
U.S. FIXED INCOME (65.8%)

-----------------------------------------------------------
                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
SEPTEMBER 30, 2000         & POOR'S)        (000)    (000)!
-----------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (24.8%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   11.00%, 5/1/20               Agy    $      234  $    255
  October TBA
   6.00%, 10/1/29               Agy         5,450     5,094
Federal National Mortgage
  Association,
  Conventional Pools:
   9.50%, 7/1/16                Agy             8         8
   10.00% 10/1/16-4/1/27        Agy           382       411
  October TBA
   6.00%, 10/1/29               Agy         4,550     4,249
Government National
  Mortgage Association;
  Various Pools:
   10.50%, 2/15/20              Tsy           242       264
  October TBA
   7.00%, 10/15/29              Tsy         4,500     4,431
-----------------------------------------------------------
GROUP TOTAL                                          14,712
-----------------------------------------------------------
ASSET BACKED CORPORATES (13.7%)
Arcadia Automobile
  Receivables Trust,
  Series:
  97-D A3
   6.20%, 5/15/03               AAA           250       249
  98-A A3
   5.90%, 11/15/02              AAA           161       160
(+)++ Securitized Multiple Asset
  Rated Trust Series 97-3 A1
   ## 7.71%, 4/15/06            N/R           138        28
   7.72%, 6/15/05               N/R            90        18
Conseco Finance
  Securitizations Corp.,
  Series:
  99-H AF1
   6.45%, 11/15/29              AAA           295       294
  + 00-1 A1
   6.84%, 5/1/31                Aaa           386       386
CPS Auto Grantor Trust,
  Series 97-2 A
   6.65%, 10/15/02              AAA           277       277
Daimler Benz Auto
  Grantor Trust,
  Series 97-A A
   6.05%, 3/31/05               AAA           280       279
Daimler Benz Vehicle
  Trust,
  Series 98-A A3
   5.16%, 12/20/07              AAA           916       910
## First USA Credit Card
  Master Trust,
  Series 97-10 A
   6.71%, 9/17/03               AAA           500       500

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
-----------------------------------------------------------
Ford Credit Auto Owner
  Trust,
  Series:
  98-B A3
   5.85%, 10/15/01              AAA    $      239  $    239
  99-C A3
   5.77%, 11/15/01              AAA           407       406
  99-D A3
   6.20%, 4/15/02               AAA           618       617
Green Tree Lease Finance,
  Series 97-1 A3
   6.17%, 9/20/05               AAA           126       126
Greenpoint Manufactured
  Housing,
  Series 99-5 A1
   6.75%, 4/25/01               AAA           366       364
Harley-Davidson Eaglemark
  Motorcycle Trust,
  Series:
  98-2 A1
   5.77%, 9/16/02               AAA           244       244
  99-3 A1
   6.22%, 2/15/04               AAA           278       277
+ HFC Home Equity Loan,
  Series 99-1 A1
   6.83%, 12/20/16              Aaa           268       267
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04               AAA            18        17
MMCA Automobile Trust,
  Series 99-2 A1
   6.30%, 6/15/02               AAA           368       367
(+) New Holland Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02              AAA           335       335
Nissan Auto Receivables
  Grantor Trust,
  Series 98-A A
   5.45%, 4/15/04               AAA           314       311
Nissan Auto Receivables
  Owner Trust,
  Series:
  99-A A2
   6.12%, 9/15/03               AAA           418       417
  00-A A2
   6.73%, 5/15/02               AAA           550       550
+ Peco Energy Transition
  Trust,
  Series 00-A A1
   7.18%, 9/1/03                Aaa           500       501
-----------------------------------------------------------
GROUP TOTAL                                           8,139
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED
INCOME PORTFOLIO

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
(CONT'D)                   & POOR'S)        (000)    (000)!
-----------------------------------------------------------
ASSET BACKED MORTGAGES (0.0%)
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26              N/R    $      430  $      6
  (+) 96-3 A YMA
   10/25/26                     N/R           430         1
Contimortgage Home
  Equity Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28               AAA           308         4
  (+)@ 96-4 A11 YMA
   1/15/28                      AAA           307        --
  96-4 A12 IO
   1.05%, 1/15/28               AAA            55         1
  (+)@ 96-4 A12 YMA
   1/15/28                      AAA            55        --
  97-1 A10 IO
   1.10%, 3/15/28               AAA           373         6
  97-1 A10 YMA
   3/15/28                      N/R           372         1
-----------------------------------------------------------
GROUP TOTAL                                              19
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (0.1%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  1415-S Inv Fl IO
   14.125%, 11/15/07            Agy            10         3
  1476-S Inv Fl IO
   REMIC PAC
   3.893%, 2/15/08              Agy           110        10
  1485-S Inv Fl IO REMIC
   2.975%, 3/15/08              Agy            86         5
  1600-SA Inv Fl IO REMIC
   1.375%, 10/15/08             Agy           203         7
  @ 1950-SC Inv Fl IO
   1.375%, 10/15/22             Agy             8        --
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl REMIC
   22.444%, 9/25/20             Agy             4         6
  92-186 S Inv Fl IO
   2.794%, 10/25/07             Agy           182        12
  96-14 PC PO
   12/25/23                     Agy             6         4
  96-68 SC Inv Fl IO
    REMIC
   1.444%, 1/25/24              Agy            90         6

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
  @ 97-30 SI Inv Fl IO
   1.344%, 7/25/22              Agy    $        4        --
  G92-53 S Inv Fl IO
    REMIC
   23.344%, 9/25/22             Agy             7  $      4
@ Government National
  Mortgage Association
  Series:
  96-12 S Inv Fl IO REMIC
   1.875%, 6/16/26              Tsy             6  $     --
  96-13 S Inv Fl IO REMIC
   2.525%, 7/16/11              Tsy             4        --
  96-17 S Inv Fl IO REMIC
   2.925%, 8/16/26              Tsy             3        --
+@ Kidder Peabody
  Mortgage Assets Trust,
  Series 87 B IO CMO
   9.50%, 4/22/18               Aaa         (c)--        --
-----------------------------------------------------------
GROUP TOTAL                                              57
-----------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY COLLATERAL
  SERIES (0.0%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21              AAA            22        22
-----------------------------------------------------------
COMMERCIAL MORTGAGES (0.8%)
Asset Securitization
  Corp.,
  Series 96-MD6 A1C
   7.04%, 11/13/26              AAA            60        59
(+) Crystal Run
  Properties, Inc.,
  Series A
   7.393%, 8/15/06              AA            100       100
(+) DLJ Mortgage
  Acceptance Corp.,
  Series 97-CF1 S IO
   1.086%, 3/15/17              AAA           538        21
+## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series:
  96-C1 X2 IO
   2.027%, 3/15/21              Aaa           224        13
  97-C2 X IO
   1.264%, 4/15/27              Aaa         2,211       107
## Nomura Asset
  Securities Corp.,
  Series 94-MD1 A3
   8.026%, 3/15/18              N/R            35        35


                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
(+) Park Avenue Finance
  Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07               N/R    $       91  $     92
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.463%, 2/25/28              N/R           187        10
  96-CFL X1A IO
   0.830%, 2/25/28              N/R            99         1
  96-CFL X2 IO
   0.337%, 2/25/28              N/R            45         1
-----------------------------------------------------------
GROUP TOTAL                                             439
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
FINANCE (11.1%)
(+) Anthem Insurance
  Cos., Inc.
   9.125%, 4/1/10               BBB+   $       40  $     37
  Series A
   9.00%, 4/1/27                BBB+          230       187
Associates Corp. of North
  America
   6.00%, 7/15/05               A+            200       192
Bank One Corp.
   7.875%, 8/1/10               A-            175       179
BankAmerica Capital Corp.
   5.875%, 2/15/09              A+            315       287
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26               A             360       329
Chase Manhattan Corp.
   6.00%, 2/15/09               A             195       179
   7.00%, 11/15/09              A             115       112
Citicorp, Inc.
  Series F
   6.375%, 11/15/08             A+            165       156
Citigroup, Inc.
   6.625%, 1/15/28              AA-           150       133
EOP Operating LP
   6.763%, 6/15/07              BBB           555       524
   7.50%, 4/19/29               BBB+          135       119
(+) Florida Property &
  Casualty
   7.375%, 7/1/03               A-            100        99
Ford Motor Credit Co
   7.375%, 10/28/09             A             600       587
General Motors Acceptance
  Corp.
   7.75%, 1/19/10               A             115       116
(+) Goldman Sachs Group
  LP
   6.50%, 2/25/09               A+            190       177
Hartford Financial
  Services Group, Inc.
   7.90%, 6/15/10               A             190       195
(+) John Hancock
  Financial Services,
  Inc.
   7.375%, 2/15/24              AA-           305       283
Lehman Brothers Holdings,
  Inc.
   8.25%, 6/15/07               A              90        93
Merrill Lynch & Co., Inc.
   6.50%, 7/15/18               AA-           135       119
PNC Funding Corp.
   7.50%, 11/1/09               BBB+          395       394
(+) PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26              BBB+          135       122
(+) Prime Property
  Funding II, Inc.
   6.80%, 8/15/02               A             410       405
   7.00%, 8/15/04               A              50        49

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25                A-     $      480  $    486
State Street Corp.
   7.65%, 6/15/10               A+            140       143
Washington Mutual
  Capital I, Inc.
   8.375%, 6/1/27               BBB-          310       282
Washington Mutual, Inc.,
  Series A
   8.206%, 2/1/27               BBB-          150       134
(+) World Financial
  Properties,
  Series 96 WFP-D
   6.95%, 9/1/13                AA-           500       478
-----------------------------------------------------------
GROUP TOTAL                                           6,596
-----------------------------------------------------------
INDUSTRIALS (10.3%)
Albertson's, Inc.
   7.45%, 8/1/29                A             330       297
Alcoa, Inc.
   7.375%, 8/1/10               A+             60        61
Clear Channel
  Communications, Inc.
   7.65%, 9/15/10               BBB+          175       173
Conagra Foods, Inc.
   7.875%, 9/15/10              BBB-          235       237
Conoco, Inc.
   6.95%, 4/15/29               A-            300       276
Delphi Automotive Systems
  Corp.
   7.125%, 5/1/29               BBB           200       171
Federated Department
  Stores, Inc.
   6.90%, 4/1/29                BBB+          415       328
(+) Florida Windstorm
   7.125%, 2/25/19              AAA           485       456
Honeywell International,
  Inc.
   7.50%, 3/1/10                A             115       117
Kroger Co.
   8.00%, 9/15/29               BBB-          395       378
Lennar Corp.
   9.95%, 5/1/10                BB+           195       200
Lockheed Martin Corp.
   8.50%, 12/1/29               BBB-          305       322
Lowe's Companies, Inc.
   6.50%, 3/15/29               A             330       273
   6.875%, 2/15/28              A              60        52
Neiman Marcus Group, Inc.
   6.65%, 6/1/08                BBB           285       257
News America Holdings,
  Inc.
   7.75%, 1/20/24               BBB-          185       172
   8.875%, 4/26/23              BBB-          525       544
Pharmacia Corp.
   6.60%, 12/1/28               AA-           285       254
(+)Raytheon Co.
   8.20%, 3/1/06                BBB-          285       295
Sun Microsystems, Inc.
   7.65%, 8/15/09               BBB+          200       202
U.S. Airways Corp., Pass
  Through Certificates
   8.11%, 2/20/17               AAA    $      180  $    183
USA Waste Services, Inc.
  7.00% 7/15/28                 BBB    $      225  $    185

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED
INCOME PORTFOLIO

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
(CONT'D)                   & POOR'S)        (000)    (000)!
-----------------------------------------------------------
Wal-Mart Stores, Inc.
   6.875%, 8/10/09              AA     $       50  $     49
   7.55%, 2/15/30               AA            310       319
Waste Management, Inc.
   7.375%, 5/15/29              BBB           205       176
(+)+ XM Satellite Radio
  Holdings, Inc.
   14.00%, 3/15/10              Caa1          150       105
-----------------------------------------------------------
GROUP TOTAL                                           6,082
-----------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
*Household Bank,
  Series 85-1 CMO
   7.94%, 5/1/02
   (acquired 10/10/97
   cost $1)                     N/R             1         1
*## Magnolia Federal
  Bank,
  Series 84-2
   9.12%, 10/1/07
   (acquired 10/10/97
   cost $3)                     N/R             3         3
## Resolution Trust
  Corp.,
  Series 92-5C CMO
   8.598%, 1/25/26              AA             13        13
Ryland Acceptance Corp.
  IV,
  Series 79-A
   6.65%, 7/1/11                AA             20        20
-----------------------------------------------------------
GROUP TOTAL                                              37
-----------------------------------------------------------
TELEPHONES (2.6%)
AT&T Corp.
   6.50%, 3/15/29               AA-           400       333
BellSouth
  Telecommunications,
  Inc.
   6.375%, 6/1/28               AA-           320       271
(+) GTE Corp.
   6.94%, 4/15/28               A+            425       386
(+) MCI WorldCom, Inc.
   6.95%, 8/15/28               A-            555       505
-----------------------------------------------------------
GROUP TOTAL                                           1,495
-----------------------------------------------------------
YANKEE (2.3%)
Ahold Finance USA, Inc.
   6.875%, 5/1/29               A-            350       289
Deutsche Telekom
  International Finance
   8.00%, 6/15/10               AA-           250       257
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17                A             200       183

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17                BB     $      225  $    188
(+) Vodafone AirTouch plc
   7.75%, 2/15/10               A             140       143
   7.875%, 2/15/30              A             310       315
-----------------------------------------------------------
GROUP TOTAL                                           1,375
-----------------------------------------------------------
TOTAL U.S. FIXED INCOME SECURITIES (Cost $39,404)    38,973
-----------------------------------------------------------
INTERNATIONAL FIXED INCOME (16.7%)
-----------------------------------------------------------
BRITISH POUND (1.5%)
United Kingdom Treasury
  Bills
   8.00%, 6/10/03               AAA    GBP    225       351
   8.50%, 7/16/07               AAA           325       560
-----------------------------------------------------------
GROUP TOTAL                                             911
-----------------------------------------------------------
CANADIAN DOLLAR (2.2%)
Government of Canada
   7.50%, 3/1/01                AAA    CAD  1,930     1,290
-----------------------------------------------------------
DANISH KRONE (2.6%)
Kingdom of Denmark
   5.00%, 8/15/05               AAA    DKK 13,300     1,533
-----------------------------------------------------------
EURO (10.4%)
Government of Germany
   6.50%, 7/4/27                AAA    EUR  1,373     1,352
   6.875%, 5/12/05              AAA         1,055       994
   7.50%, 9/9/04                AAA           882       842
Government of Spain
   5.15%, 7/30/09               AA+         1,180     1,017
Republic of Italy BTPS
   9.50%, 2/1/06                AA          1,795     1,880
(+)+ Unicredito Italia
  Capital Trust
   9.20%, 10/29/49              A1            100       101
-----------------------------------------------------------
GROUP TOTAL                                           6,186
-----------------------------------------------------------
TOTAL INTERNATIONAL FIXED INCOME SECURITIES
  (Cost $12,992)                                      9,920
-----------------------------------------------------------
HIGH YIELD (17.0%)
-----------------------------------------------------------
AUTOMOTIVE (0.4%)
Hayes Lemmerz
  International, Inc.
   8.25%, 12/15/08              B      $      300       243
-----------------------------------------------------------
CABLE (3.9%)
Adelphia Communications
  Corp.
   7.75%, 1/15/09               B+            315       263
(+) Cablevision S.A.
   13.75%, 5/1/09               BB+           100        89

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
Charter Communications
  Holdings
   10.25%, 1/15/10              B+     $      300  $    294
CSC Holdings, Inc.
   7.875%, 12/15/07             BB+           200       196
   8.125%, 3/15/29              BB+           100        99
Lenfest Communications,
  Inc.
   7.625%, 2/15/08              BBB           370       370
# NTL, Inc.
  Series B
   0.00%, 4/1/08                B-     GBP    750       457
# RCN Corp.
   0.00%, 10/15/07              B-     $      450       239
  Series B
   0.00%, 2/15/08               B-            175        84
# Telewest plc
   0.00%, 4/15/09               B+     GBP    295       225
-----------------------------------------------------------
GROUP TOTAL                                           2,316
-----------------------------------------------------------
COMMUNICATIONS-FIXED (2.8%)
Global Crossing Holdings
  Ltd.
   9.625%, 5/15/08              BB     $      305       305
# Intermedia
  Communications, Inc.
  Series B
   0.00%, 7/15/07               B             535       444
Netia Holdings S.A.
   13.50%, 6/15/09              B      EUR    275       224
Primus Telecommunications
  Group, Inc.
   11.25%, 11/15/09             B-     $      125        64
  Series B
   9.875%, 5/15/08              B-            210       104
# Qwest Communications
  International, Inc.,
   0.00%, 2/1/08                BB+           525       436
# RSL Communications plc
   0.00%, 3/1/08                B-            500        75
   9.125%, 3/1/08               B-             55        11
-----------------------------------------------------------
GROUP TOTAL                                           1,663
-----------------------------------------------------------
COMMUNICATIONS-MOBILE (1.7%)
# Dolphin
  Telecommunications
   0.00%, 5/15/09               CCC+        1,300       260
Globalstar LP/Capital
   11.375%, 2/15/04             CCC           390       117
# Nextel Communications,
  Inc.
   0.00%, 9/15/07               B             500       410
# Winstar Communications,
  Inc.
   0.00%, 4/15/10               B-            750       240
-----------------------------------------------------------
GROUP TOTAL                                           1,027
-----------------------------------------------------------

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
FINANCE (0.7%)
GS Escrow Corp.
   7.125%, 8/1/05               BB+    $      410  $    383
-----------------------------------------------------------
GAMING (1.5%)
Horseshoe Gaming Holdings
   8.625%, 5/15/09              B+            300       294
Park Place Entertainment
  Corp.
   7.875%, 12/15/05             BB+           300       289
Station Casinos, Inc.
   10.125%, 3/15/06             B+            275       275
-----------------------------------------------------------
GROUP TOTAL                                             858
-----------------------------------------------------------
HEALTH CARE (2.5%)
Columbia/HCA Healthcare
  Corp.
   7.15%, 3/30/04               BB+           250       241
   7.19%, 11/15/15              BB+           320       267
Fresenius Medical Capital
  Trust II
   7.875%, 2/1/08               B+            300       284
Tenet Healthcare Corp.
   8.625%, 1/15/07              BB-           475       470
  Series B
   8.125%, 12/1/08              BB-           250       239
-----------------------------------------------------------
GROUP TOTAL                                           1,501
-----------------------------------------------------------
HOTELS/LODGING/RESTAURANTS (1.0%)
Hilton Hotels Corp.
   7.95%, 4/15/07               BBB           485       471
HMH Properties,
  Series A
   7.875%, 8/1/05               BB            125       118
-----------------------------------------------------------
GROUP TOTAL                                             589
-----------------------------------------------------------
MEDIA & ENTERTAINMENT (0.5%)
British Sky Broadcasting
   8.20%, 7/15/09               BB+           145       137
Time Warner, Inc.
   6.625%, 5/15/29              BBB           205       174
-----------------------------------------------------------
GROUP TOTAL                                             311
-----------------------------------------------------------
METALS (0.3%)
Glencore Nickel Property
  Ltd.
   9.00%, 12/1/14               BB+           180       150
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED
INCOME PORTFOLIO

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
(CONT'D)                   & POOR'S)        (000)    (000)!
-----------------------------------------------------------
RETAIL (1.3%)
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10               BB+    $       58  $     44
  94-K A1
   7.60%, 8/15/07               BB+           137       116
  94-K2 A2
   9.35%, 8/15/19               BB+           130        97
HMV Media Group, plc
   10.875%, 5/15/08             B             150       141
Kmart Financing Corp.
  Series F
   8.80%, 7/1/10                BB+           265       234
Saks, Inc.
   7.375%, 2/15/19              BB+           240       132
-----------------------------------------------------------
GROUP TOTAL                                             764
-----------------------------------------------------------
UTILITIES (0.4%)
CMS Energy Corp.
   7.50%, 1/15/09               BB            265       237
* Mobile Energy Services
  LLC
   8.665%, 1/1/17               D              86        18
-----------------------------------------------------------
GROUP TOTAL                                             255
-----------------------------------------------------------
TOTAL HIGH YIELD (Cost $12,233)                      10,060
-----------------------------------------------------------
EMERGING MARKETS (11.7%)
-----------------------------------------------------------
FIXED INCOME SECURITIES (11.7%)
+## Bulgaria Government,
   7.75%, 7/28/11               B2            250       191
Federal Republic of
  Brazil,
   11.00%, 8/17/40              B+            100        80
   12.25%, 3/6/30               N/R           300       273
   14.50%, 10/15/09             N/R           241       267
Grupo Isusacell S.A. de
  C.V.
   14.25%, 12/1/06              B+            150       160
Grupo Minero Mexicano
  S.A. de CV,
  Series A
   8.25%, 4/1/08                BB            145       128
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07              B             200       172
(+)## Ivory Coast
   2.00%, 3/29/18               N/R           150        27
Maxcom Telecommunications
   13.75%, 4/1/07               N/R           200       110
Mexican United States
   9.875%, 2/1/10               BB+           100       107
Multicanal S.A.
   13.125%, 4/15/09             BB+           200       181
  Series C
   10.50%, 4/15/18              BB+           145       105
(+) Oil Purchase Co.
   7.10%, 4/30/02               BB+           115       110
(+) Oil Purchase Co. II
   10.73%, 1/31/04              BB+           123       115

                           !!RATINGS         FACE
                           (STANDARD       AMOUNT     VALUE
                           & POOR'S)        (000)    (000)!
-----------------------------------------------------------
(+) Paiton Energy Funding
  BV
   9.34%, 2/15/14               CC     $      100  $     21
# Peru Reduction Bond
   3.25%, 3/7/17                BB            100        57
Petroleos Mexicanos
   9.50%, 9/15/27               BB+           150       155
Pindo Deli Financial
  Mauritius
   10.75%, 10/1/07              CCC+          155        76
# PTC International
  Finance B.V.
   0.00%, 7/1/07                B+            355       248
Reliance Industries Ltd.
   10.50%, 8/6/46               BB             50        46
Republic of Argentina
  ## 7.375%, 3/31/05            N/R           360       330
    11.75%, 4/7/09              N/R           310       293
Republic of Brazil PIK
   8.00%, 4/15/14               BB-           727       557
   11.625%, 4/15/04             B+            100       103
## Republic of Brazil,
  Series EI-L
   7.38%, 4/15/06               N/R           186       175
Republic of Colombia
   9.75%, 4/23/09               BB+           100        81
   11.75%, 2/25/20              BB+           250       212
   12.832%, 8/13/05             BB+            60        59
Republic of Ecuador
   4.00%, 8/15/01               N/R           145        58
   12.00%, 11/15/12             N/R             9         6
Republic of Panama
   10.75%, 5/15/20              BB+           100        98
Republic of Philippines
   10.625%, 3/16/25             BB+           100        85
Republic of Turkey
   11.75%, 6/15/10              B             100       100
Republic of Venezuela
  Debt Conversion Bond
   7.88%, 12/18/07              B+            357       306
Russia
   12.75%, 6/24/28              CCC           800       698
Russian Federation
   2.25%, 3/31/30               B-            300       116
Tjiwi Kimia International
  BV
   13.25%, 8/1/01               CCC+          150       128
Turkey Linked Structured
  Notes
   0.00%, 12/21/00              N/R           200       200
United Mexican States
   10.375%, 2/17/09             BB+           140       152
United Mexican States
  Global Bond
   10.375%, 2/17/09             BB+           300       327
   11.375%, 9/15/16             BB+           200       233
-----------------------------------------------------------
TOTAL EMERGING MARKETS (Cost $7,149)                  6,946
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS
                           (STANDARD                VALUE
                           & POOR'S)     SHARES     (000)!
-----------------------------------------------------------
PREFERRED STOCKS (1.1%)
-----------------------------------------------------------
MORTGAGES-OTHER (0.6%)
(+)+ Home Ownership Funding Corp.
   13.33%                       Aaa    $      500  $    375
-----------------------------------------------------------
RETAIL (0.2%)
Kmart Financing
   7.50%                        B+          4,000       125
-----------------------------------------------------------
COMMUNICATION-MOBILE (0.3%)
* Nextel Communications, Inc.,
  Series D
   13.00%                       CCC+          137       147
-----------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $687)                      647
-----------------------------------------------------------
                                           NO. OF
                                         WARRANTS
                                        ---------
WARRANTS (0.0%)
*@ Maxcom
   Telecommunications
   expiring 4/1/07                            200        --
* XM Satellite Radio
  Holdings, Inc.
   expiring 3/15/10                           150        23
-----------------------------------------------------------
TOTAL WARRANTS (Cost $0)                                 23
-----------------------------------------------------------
CASH EQUIVALENT (8.3%)
-----------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
                                           ------
REPURCHASE AGREEMENT (8.3%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $4,949,
  collateralized by various U.S.
  Government Obligations due
  11/2/00-3/29/01, valued at $4,995
  (Cost $4,946)                            $4,946     4,946
-----------------------------------------------------------
TOTAL INVESTMENTS (120.6%) (Cost $77,411)            71,515
-----------------------------------------------------------

                                                    VALUE
                                                    (000)!
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-20.6%)
Cash                                               $    223
Foreign Currency (Cost $11)                              16
Foreign Currency Held as Collateral on Futures
  Contracts (Cost $9)                                     9
Dividends Receivable                                     17
Interest Receivable                                   1,032
Receivable for Investments Sold                         394
Receivable for Forward Commitments                    3,026
Unrealized Gain on Forward Foreign Currency
  Contacts                                              105
Unrealized Gain on Swap Agreements                      141
Other Assets                                              5
Payable for Investments Purchased                      (352)
Payable for Forward Commitments                     (16,706)
Payable Investment Advisory Fees                        (74)
Payable for Administrative Fees                          (4)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                            (4)
Payable for Variation Margin on Futures Contracts       (17)
Other Liabilities                                       (22)
                                                   --------
                                                    (12,211)
-----------------------------------------------------------
NET ASSETS (100%)                                  $ 59,304
-----------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------
NET ASSETS
Applicable to 6,500,109 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                           $ 59,304
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                          $   9.12
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                    $ 67,290
Undistributed Net Investment Income (Loss)            1,117
Undistributed Realized Net Gain (Loss)               (3,462)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                              (5,896)
  Foreign Currency Transactions                         107
  Futures and Swaps                                     148
-----------------------------------------------------------
NET ASSETS                                         $ 59,304
-----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-MARKET FIXED
INCOME PORTFOLIO

**     Restricted Security-Total market value of restricted
          securities owned at September 30, 2000 was $4,000 or
          0.00% of net assets.
!        See Note A1 to Financial Statements.
!!       Ratings are unaudited.
*        Non-income producing security.
(+)      144A security. Certain conditions for public sale may
          exist.
(++)     A portion of these securities was pledged to cover
          margin requirements for futures contracts.
+        Moody's Investors Service, Inc. rating. Security is
          not rated by Standard & Poor's Corporation.
++       Security is fair valued by the Adviser.
@        Security is in default.
#        Step Bond-Coupon rate increases in increments to
          maturity. Rate disclosed is as of September 30,
          2000. Maturity date disclosed is the ultimate
          maturity.
##       Variable or floating rate security-rate disclosed is
          as of September 30, 2000.
(a)      Value is less than $500.
(c)      Face Value is less than $500.
CAD      Canadian Dollar
CMO      Collateralized Mortgage Obligation
DKK      Danish Krone
EUR      Euro
GBP      British Pound
Inv Fl   Inverse Floating Rate-Interest rate fluctuates with
           an inverse relationship to an associated interest
           rate. Indicated rate is the effective rate at
           September 30, 2000.
IO       Interest Only
N/R      Not rated by Moody's Investors Service, Inc., or
          Standard & Poor's Corporation.
PAC      Planned Amortization Class
PIK      Payment-In Kind Security
PO       Principal Only
REMIC    Real Estate Mortgage Investment Conduit
TBA      Security is subject to delayed delivery. See Note A7
           to Financial Statements.
YMA      Yield Maintenance Agreement

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

BALANCED PORTFOLIO

The Balanced Portfolio provides active asset allocation management using Miller Anderson & Sherrerd's core equity and fixed-income strategies in a single portfolio. MAS shifts assets as relative values change, using a 60% equity and 40% fixed-income allocation as a neutral starting point, and manages diversification and risk control across both asset classes.

Asset allocation decisions combine measures of value, earnings, interest rate and inflation dynamics, and economic analysis. Sentiment and liquidity are taken into account when they reach extreme levels. In making asset allocation decisions, MAS calculates risk-adjusted expected returns for equities and fixed-income securities. These returns are derived from proprietary models that incorporate valuation levels, earnings trends, interest rate and inflation dynamics, and sentiment measures. MAS then allocates a greater portion of the Portfolio's assets to the asset class with the highest risk-adjusted expected returns. Total portfolio risk is monitored in absolute terms as well as against the product's benchmark.

Management of the Portfolio also draws on asset allocation expertise from the entire Morgan Stanley Dean Witter Investment Management global organization. The Asset Allocation Committee provides the portfolio management team with input on topics such as developments in the Mergers and Acquisitions area and trends in credit markets. Using this information, the team evaluates the relative risks and returns of the broad asset classes and makes decisions about portfolio composition. The individual holdings within the Portfolio are managed based on the expertise of MAS's specific product teams for each asset class represented.

For the 2000 fiscal year, the Portfolio returned 14.75% compared to 10.99% for its benchmark of 60% S&P 500 and 40% Salomon Broad Index. Asset allocation provided a positive contribution relative to the benchmark, as did security selection in the equity portion of the Portfolio.

During the year, the Portfolio maintained, on average, a slightly defensive equity position. It began the fiscal year with the stock-to-bond ratio below the benchmark. The Portfolio's equity weighting was subsequently increased to benchmark level (60%) during the fourth calendar quarter of 1999, and was then reduced to a 55% weighting in April of 2000. The defensive posture since April was responsible for the positive contribution from asset allocation, and it was maintained at that level for the remainder of the fiscal year.

U.S. equities were expensive relative to bonds for the entire fiscal year. However, earnings dynamics were attractive until the second calendar quarter, when the outlook for profit growth began to deteriorate. Analyst estimate revisions provide a good measure of earnings dynamics. During March, analyst estimate revisions peaked at a level of two upgrades for every downgrade to company estimates. By May, analysts were upgrading one estimate for every downgrade, and at the end of the fiscal year, earnings momentum was the worst MAS has seen since 1994. Meanwhile, real interest rates, a measure of value for bonds, became attractive in the first calendar quarter. The combination of good value in bond markets and deteriorating fundamentals in stocks led to the Portfolio's defensive posture.

At fiscal year-end, the equity portion of the Portfolio also continued to be slightly defensive, with the largest overweight in energy stocks. Technology and financial services sectors remained underweighted on the expectation of an economic slowdown. The fixed income portion of the Portfolio was exposed to corporate securities, since the yield spread relative to Treasury securities remained attractive. Real interest rates had declined to average levels, and the Portfolio's interest rate sensitivity was in line with the benchmark.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------


    MAS Balanced -  S&P   Salomon   60/40   MAS Balanced -  MAS Balanced -
    Institutional   500    Broad   Blended    Investment       Adviser
*       1000        1000   1000     1000
93      1083        1076   1099     1085
94      1085        1116   1064     1095
95      1317        1447   1213     1350
96      1494        1742   1273     1539
97      1904        2446   1397     1963
98      1959        2667   1557     2169
99      2291        3408   1553     2525
00      2630        3861   1660     2802         2616           2604

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                                      MAS BALANCED                   S&P     SALOMON    60/40
                       ------------------------------------------    500      BROAD    BLENDED
                       INSTITUTIONAL(M)  INVESTMENT(K)  ADVISER(O)  INDEX     INDEX     INDEX
----------------------------------------------------------------------------------------------
One Year                   14.75%           14.59%       14.46%     13.27%    6.91%    10.99%
Five Years                 14.83%           14.69%       14.61%     21.68%    6.47%    15.73%
Since Inception            13.29%           13.20%       13.15%     19.05%    6.76%    14.23%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(M) Represents an investment in the Institutional Class.

(K) Represents an investment in the Investment Class which commenced operations 4/3/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

(O) Represents an investment in the Adviser Class which commenced operations 11/1/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Adviser Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* The Balanced Portfolio commenced operations on 12/31/92. Total returns are compared to the S&P 500 Index and the Salomon Broad Investment Grade Index, both unmanaged market indices, as well as the 60/40 Blended Index, an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (40.3%)

------------------------------------------------------------
                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
SEPTEMBER 30, 2000            & POOR'S)     (000)     (000)!
------------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (17.7%)
Federal Home Loan Mortgage
  Corporation,
  Conventional Pools:
   10.00%, 9/1/17                 Agy     $   254  $     271
   10.50%, 8/1/19-12/1/19         Agy         533        576
   11.00%, 5/1/20-9/1/20          Agy         359        390
   12.00%, 3/1/15                 Agy         149        166
  Gold Pools:
   9.50%, 12/1/22                 Agy         342        364
   10.00%, 12/1/19                Agy         588        633
  October TBA
   6.00%, 10/1/29                 Agy      12,550     11,730
   8.00%, 10/1/30                 Agy       2,800      2,840
   8.50%, 10/1/30                 Agy       3,750      3,845
Federal National Mortgage
  Association,
  Conventional Pools:
   9.50%, 12/1/17 -11/1/20        Agy       3,120      3,306
   10.00%, 7/1/17-1/1/20          Agy         376        405
   10.50%, 12/1/16-4/1/22         Agy       1,977      2,155
   11.50%, 9/1/25                 Agy          24         27
   12.50%, 9/1/15                 Agy          94        107
  October TBA
   6.00%, 10/1/29                 Agy      14,400     13,449
   6.50%, 10/1/29                 Agy       2,800      2,687
   7.00%, 10/1/30                 Agy         750        734
   7.50%, 10/1/30                 Agy       9,500      9,477
   8.00%, 10/1/30                 Agy       1,400      1,418
   8.50%, 10/1/30                 Agy       4,150      4,246
  November TBA
   6.50%, 11/1/29                 Agy       7,500      7,195
Government National
  Mortgage Association:
  Adjustable Rate Mortgages:
   6.125%, 12/20/25               Tsy         361        363
   6.375%, 2/20/25-3/20/25        Tsy       1,203      1,211
   6.50%, 1/20/28                 Tsy         206        207
   6.875%, 4/20/25-6/20/25        Tsy       1,346      1,354
   7.00%, 2/20/25-11/20/25        Tsy       1,044      1,049
   7.125%, 10/20/27-12/20/27      Tsy       1,853      1,861
   7.375%, 4/20/25-5/20/25                  1,897      1,908
  Various Pools:
   9.50%, 10/15/18-11/15/21       Tsy         798        849
   10.00%, 11/15/09-10/15/28      Tsy       2,221      2,391
   10.50%, 2/15/18-12/15/20       Tsy         528        574
   11.00%, 5/15/26                Tsy         412        455
  October TBA
   7.00%, 10/15/29                Tsy      18,950     18,660
------------------------------------------------------------
GROUP TOTAL                                           96,903
------------------------------------------------------------

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
------------------------------------------------------------
ASSET BACKED CORPORATES (4.7%)
ALPS,
  Series 96-1 DX
   12.75%, 6/15/06                BB-     $   946  $     899
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03                AAA         421        420
  97-D A3
   6.20%, 5/15/03                 AAA         423        422
  98-A A3
   5.90%, 11/15/02                AAA         265        264
Associates Automobile
  Receivables Trust,
  Series 00-1
   7.15%, 6/15/03                 AAA         935        937
BankBoston Home Equity Loan
  Trust,
  Series 98-2 A1
   6.28%, 11/25/10                AAA         126        125
Block Mortgage Finance Co.,
  Series 99-1 A1
   5.94%, 8/26/13                 AAA         159        158
BMW Vehicle Owner Trust,
  Series 99-A A2
   6.16%, 12/25/01                AAA         442        441
Centex Home Equity,
  Series 99-2 A1
   5.91%, 4/25/19                 AAA         371        367
Chevy Chase Auto Receivables
  Trust,
  Series 97-4 A
   6.25%, 6/15/04                 AAA         398        397
Contimortgage Home Equity
  Loan Trust,
  Series 99-A A1
   6.01%, 12/25/13                AAA         217        215
Daimler Benz Auto Grantor
  Trust,
  Series 97-A A
   6.05%, 3/31/05                 AAA          76         76
Daimler Benz Vehicle Trust,
  Series 98-A A3
   5.16%, 12/20/07                AAA       1,718      1,706
Delta Funding Home
  Equity Loan Trust,
  Series 98-4 A1F
   6.16%, 2/15/16                 AAA          82         82
EQCC Home Equity
  Loan Trust,
  Series 99-3 A1F
   6.545%, 4/25/10                AAA         821        815
(+) First Merchants Auto
  Receivables Corp.,
  Series 97-2 A1
   6.85%, 11/15/02                AAA          28         28

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
(CONT'D)                      & POOR'S)     (000)     (000)!
------------------------------------------------------------
(+) First Mortgage
  Acceptance Corp., Loan
  Receivables Trust,
  Series 96-B A1
   7.629%, 11/15/18               A       $   316  $     237
First Security Auto
  Grantor Trust,
  Series:
  97-B A
   6.10%, 4/15/03                 AAA         363        361
  98-A A
   5.97%, 4/15/04                 AAA         233        232
First Security Auto
  Owner Trust,
  Series 00-1 A2
   7.20%, 5/15/03                 AAA       1,300      1,304
## First USA Credit Card
  Master Trust,
  Series 97-10 A
   6.71%, 9/17/03                 AAA         875        875
Ford Credit Auto
  Owner Trust,
  Series:
  99-B A3
   5.47%, 9/15/01                 AAA         469        469
  99-B A4
   5.80%, 6/15/02                 AAA       1,800      1,790
  99-C A3
   5.77%, 11/15/01                AAA         803        801
  99-D A3
   6.20%, 4/15/02                 AAA       1,376      1,373
  00-A A3
   6.82%, 6/17/02                 AAA       1,824      1,824
(+)++ Global Rated Eligible
  Asset Trust,
  Series 98-A A1
   7.45%, 3/15/06                 N/R         246         59
Green Tree Financial Corp.,
  Series:
  + 98-1 A2
   5.85%, 4/1/11                  Aaa          50         50
  99-1 A1
   5.60%, 3/1/30                  AAA         574        570
  99-3 A2
   5.51%, 2/1/31                  AAA         683        681
Green Tree Home Equity
  Loan Trust,
  Series:
  98-A A2
   6.04%, 6/15/29                 AAA         143        143
  99-A A1
   5.59%, 2/15/13                 AAA          86         85
  99-C A1
   5.99%, 7/15/30                 AAA         450        449
+ Green Tree Home
  Improvement Loan Trust,
  Series 98-E HIA1
   5.907%, 8/15/07                Aaa          27         27

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
Green Tree Lease Finance,
  Series 97-1 A3
   6.17%, 9/20/05                 AAA     $   118  $     118
Greenpoint Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09                AAA         350        346
+ HFC Home Equity Loan,
  Series 99-1 A1
   6.83%, 12/20/16                Aaa         483        481
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04                 AAA          88         87
MBNA Master Credit Card
  Trust,
  Series 00-E A
   7.80%, 10/15/12                AAA         680        718
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03                N/R         425        425
Navistar Financial Corp.
  Owner Trust,
  Series 99-A A2
   5.55%, 2/15/02                 AAA         346        346
(+) New Holland Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02                AAA         570        569
Nissan Auto Receivables
  Owner Trust,
  Series 00-B A2
   7.15%, 12/15/02                AAA       1,125      1,128
Option One Mortgage
  Loan Trust,
  Series 99-2 A1
   5.88%, 5/25/29                 AAA         335        332
Peco Energy Transition
  Trust,
  Series 00-A A3
   7.625%, 3/1/10                 AAA         900        926
Premier Auto Trust,
  Series 99-3 A2
   5.82%, 2/8/02                  AAA         808        807
(+)++ Securitized Multiple
  Asset
  Rated Trust,
  Series 97-3 A1
   7.71%, 6/15/06                 AAA         295         59
(+) Team Fleet Financing
  Corp.,
  Series 96-1 A
   6.65%, 12/15/02                A-          300        298
## UCFC Home Equity
  Loan Trust,
  Series 98-C A1
   6.739%, 12/15/12               AAA          29         29
Union Acceptance Corp.,
  Series 96-C A2
   6.51%, 11/8/02                 AAA         151        151
------------------------------------------------------------
GROUP TOTAL                                           25,502
------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
ASSET BACKED MORTGAGES (0.0%)
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26                N/R     $ 3,803  $      52
  (+) 96-3 A YMA 1.00%
    10/25/26                      N/R       3,803          5
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28                 AAA       2,362         32
  (+) 96-4 A11 YMA
   1/15/28                        AAA       2,362          2
  96-4 A12 IO
   1.05%, 1/15/28                 AAA         417          5
  (+)@ 96-4 A12 YMA
   1/15/28                        AAA         417         --
  97-1 A10 IO
   1.10%, 3/15/28                 AAA       2,806         43
  97-1 A10 YMA
   3/15/28                        N/R       2,806          4
------------------------------------------------------------
GROUP TOTAL                                              143
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (0.8%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  1415-S Inv Fl IO
   14.125%, 11/15/07              Agy         160         47
  1476-S Inv Fl IO REMIC PAC
   3.893%, 2/15/08                Agy       1,679        144
  1485-S Inv Fl IO REMIC
   2.975%, 3/15/08                Agy       1,360         78
  1600-SA Inv Fl IO REMIC
   1.375%, 10/15/08               Agy       2,688         89
  ## 1710-D IO
   7.075%, 6/15/20                Agy         455        457
  2141 SD Inv IO
   1.53%, 4/15/29                 Agy       2,834        205
Federal National
  Mortgage Association,
  Series:
  90-106 J PAC
   8.50%, 9/25/20                 Agy         168        174
  92-186 S Inv Fl IO
   2.794%, 10/25/07               Agy       2,819        182
  ## 94-97 FC REMIC
   7.356%, 3/25/24                Agy         124        125
  96-14 PC PO
   12/25/23                       Agy          52         34
  96-68 SC Inv Fl IO REMIC
   1.444%, 1/25/24                Agy       1,250         84
  97-53 PI IO PAC
   8.00%, 8/18/27                 Agy       1,868        504
  ## 97-70 FA Inv Fl REMIC
    PAC (11)
   7.075%, 7/18/20                Agy         116        116

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
  ## 98-22 FA REMIC PAC (11)
   7.023%, 4/18/28                Agy     $   525  $     524
  191 IO
   8.00%, 1/1/28                  Agy         395        110
  270 2 IO
   8.50%, 9/1/23                  Agy       1,491        404
  281 2 IO
   9.00%, 11/1/26                 Agy         560        152
  291 2 IO
   8.00%, 11/1/27                 Agy       1,197        331
  296 2 IO
   8.00%, 4/1/24                  Agy       1,453        403
Government National
  Mortgage Association,
  Series:
  99-30 SA Inv Fl IO
   1.978%, 8/16/29                Tsy       4,674        271
  99-32 SB Inv Fl IO REMIC
   1.378%, 7/16/27                Tsy       3,428        139
------------------------------------------------------------
GROUP TOTAL                                            4,573
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.0%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21                AAA         133        136
------------------------------------------------------------
COMMERCIAL MORTGAGES (0.9%)
American Southwest
  Financial Securities
  Corp.,
  Series 93-2 A1
   7.30%, 1/18/09                 N/R         785        778
Asset Securitization Corp.,
  Series:
  96-MD6 A1C
   7.04%, 11/13/26                AAA         575        566
  +## 97-D5 PS1 IO
   1.614%, 2/14/41                Aaa       3,228        254
(+) Carousel Center Finance,
  Inc.,
  Series 1 A1
   6.828%, 11/15/07               AA          525        521
(+) Creekwood Capital Corp.,
  Series 95-1A
   8.47%, 3/16/15                 AA          528        558
+## GMAC Commercial Mortgage
  Securities, Inc.,
  Series:
  96-C1 X2 IO
   2.027%, 3/15/21                Aaa       1,968        113
  97-C2 X IO
   1.264%, 4/15/27                Aaa       5,865        284
+## GS Mortgage Securities
  Corp. II,
  Series 97-GL X2 IO
   0.00%, 7/13/30                 Aaa       1,513         57
## Nomura Asset Securities
  Corp.,
  Series 94-MD1 A3
   8.026%, 3/15/18                N/R         525        528


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
(CONT'D)                      & POOR'S)     (000)     (000)!
------------------------------------------------------------
(+) Prime Property Fund,
  Series 1 A
   6.633%, 7/23/03                AA      $   483  $     477
(+) Stratford Finance Corp.
   6.776%, 2/1/04                 AA          800        791
------------------------------------------------------------
GROUP TOTAL                                            4,927
------------------------------------------------------------
ENERGY (0.3%)
CMS Energy Corp.
   7.50%, 1/15/09                 BB          485        434
Conoco, Inc.
   6.95%, 4/15/29                 A-        1,050        971
) Mobile Energy Services LLC
   8.665%, 1/1/17                 D           440         88
------------------------------------------------------------
GROUP TOTAL                                            1,493
------------------------------------------------------------
FEDERAL AGENCY (5.9%)
Federal Home Loan
  Mortgage Corporation
   6.625%, 9/15/09                Agy       7,000      6,917
Federal National Mortgage
  Association
   5.25%, 1/15/09                 Agy         900        813
   (!!) 6.25%, 5/15/29            Agy       8,860      8,171
   7.125%, 6/15/10                Agy      15,275     15,650
   7.25%, 5/15/30                 Agy         675        708
------------------------------------------------------------
GROUP TOTAL                                           32,259
------------------------------------------------------------
FINANCE (3.8%)
(+) Anthem Insurance Cos.,
  Inc.
   9.125%, 4/1/10                 BBB+        435        407
  Series A
   9.00%, 4/1/27                  BBB+        565        460
Bank One Corp.
   6.00%, 2/17/09                 A-          200        181
   7.625%, 10/15/26               A-          315        303
   7.875%, 8/1/10                 A-           95         97
   8.00%, 4/29/27                 A-          160        160
BankAmerica Capital Corp.
   5.875%, 2/15/09                A+          515        469
(+) BT Institutional Capital
  Trust,
  Series A
   8.09%, 12/1/26                 A           695        634
Chase Manhattan Corp.
   7.00%, 11/15/09                A           580        567
Citibank Credit Card
  Issuance Trust
   6.90%, 10/17/05                A+          830        833
Citicorp
   6.375%, 11/15/08               A+          525        496
Citigroup, Inc.
   6.625%, 1/15/28                AA-         330        293
EOP Operating LP
   6.763%, 6/15/07                BBB         395        373
   7.25%, 6/15/28                 BBB         200        170
   7.50%, 4/19/29                 BBB+        265        233

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
(+) Equitable Companies,
  Inc.
   6.50%, 4/1/08                  A+      $   420  $     396
(+) Equitable Life Assurance
  Society of the U.S.,
  Series 1A
   6.95%, 12/1/05                 A+          700        689
(+) Farmers Exchange Capital
   7.05%, 7/15/28                 A+          170        141
Farmers Insurance Exchange
   8.625%, 5/1/24                 A+          725        719
(+) Florida Property &
  Casualty
   7.375%, 7/1/03                 A-          200        199
Ford Motor Credit Co.
   7.375%, 10/28/09               A           900        880
General Electric Capital
  Corp.
   7.375%, 1/19/10                AAA         820        842
General Motors
  Acceptance Corp.
   7.75%, 1/19/10                 A           435        440
GS Holdings Escrow Corp.
   7.125%, 8/1/05                 BB+         850        793
(+) Goldman Sachs Group LP
   6.50%, 2/25/09                 A+          425        396
Hartford Financial Services
  Group, Inc.
   7.90%, 6/15/10                 A           555        571
Household Finance Corp.
   5.875%, 2/1/09                 A           640        573
   8.00%, 7/15/10                 A           215        221
(+) John Hancock Surplus
  Note
   7.375%, 2/15/24                AA-         600        557
Lehman Brothers Holdings,
  Inc.
   8.25%, 6/15/07                 A           345        357
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23                 A+          600        525
   7.80%, 11/1/25                 A+          250        240
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24                 A           775        652
(+) New York Life Insurance
  Co.
   7.50%, 12/15/23                AA-         300        268
(+) PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26                BBB+        845        763
(+) Prime Property Funding
  II, Inc.
   6.80%, 8/15/02                 A           210        207
   7.00%, 8/15/04                 A           540        527
(+) Prudential Insurance Co.
   8.30%, 7/1/25                  A-          855        865
State Street Corp.
   7.65%, 6/15/10                 A+          390        399
Washington Mutual
  Capital I, Inc.
   8.375%, 6/1/27                 BBB-        375        341
Washington Mutual, Inc.
   8.25%, 4/1/10                  BBB-        170        174
  Series A
   8.206%, 2/1/27                 BBB-        270        241

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
Wells Fargo & Co.
   7.55%, 6/21/10                 A+      $   750  $     762
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13                  AA-         777        744
  96 WFP-D
   6.95%, 9/1/13                  AA-         525        501
------------------------------------------------------------
GROUP TOTAL                                           20,659
------------------------------------------------------------
INDUSTRIALS (3.2%)
Adelphia Communications
  Corp.
   7.875%, 5/1/09                 B+          185        155
   9.375%, 11/15/09               B+          245        222
Albertson's, Inc.
   7.45%, 8/1/29                  A           650        585
Alcoa, Inc.
   7.375%, 8/1/10                 A+          180        182
Clear Channel
  Communications, Inc.
   7.65%, 9/15/10                 BBB-        585        580
Columbia/HCA
  Healthcare Corp.
   7.19%, 11/15/15                BB+         250        208
   7.50%, 12/15/23                BB+         305        255
   7.58%, 9/15/25                 BB+         320        269
   9.00%, 12/15/14                BB+         225        224
CSC Holdings, Inc.
   7.875%, 12/15/07               B           390        383
   8.125%, 3/15/29                BB+         185        184
DaimlerChrysler AG
   8.00%, 6/15/10                 A+          375        386
Delphi Automotive
  Systems Corp.
   7.125%, 5/1/29                 BBB         200        171
Dow Chemical Co.
   7.375%, 11/1/29                A           190        184
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10                 BB+         116         87
  94-K2 A2
   9.35%, 8/15/19                 BB+         550        411
Federated Department
  Stores, Inc.
   6.90%, 4/1/29                  BBB+        680        537
   8.50%, 6/1/10                  BBB+        155        155
(+) Florida Windstorm
   7.125%, 2/25/19                AAA         625        587
Ford Motor Co.
   6.625%, 10/1/28                A         1,025        859
   7.45%, 7/16/31                 A           230        214
Fred Meyer, Inc.
   7.375%, 3/1/05                 BBB-        665        659
Honeywell International,
  Inc.
   7.50%, 3/1/10                  A           170        173

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
Host Marriott LP
   8.375%, 2/15/06                BB      $   130  $     125
International Game
  Technology
   8.375%, 5/15/09                BB+         395        386
Kmart Funding Corp.
  Series F
   8.80%, 7/1/10                  BB+         192        169
Kroger Co.
   8.05%, 2/1/10                  BBB-        220        222
Lenfest Communications, Inc.
   7.625%, 2/15/08                BBB         425        426
Lockheed Martin Corp.
   8.50%, 12/1/29                 BBB-        720        761
Lowe's Companies, Inc.
   6.50%, 3/15/29                 A           655        542
   6.875%, 2/15/28                A           205        178
Lucent Technologies, Inc.
   6.45%, 3/15/29                 A           620        518
News America Holdings, Inc.
   7.75%, 1/20/24                 BBB-        190        176
News America, Inc.
   7.28%, 6/30/28                 BBB-        780        682
(+) Oxymar
   7.50%, 2/15/16                 BBB-        470        351
Pharmacia Corp.
   6.60%, 12/1/28                 AA-       1,025        914
(+) Raytheon Co.
   8.20%, 3/1/06                  BBB-        385        398
   8.30%, 3/1/10                  BBB-         90         94
Rockwell International Corp.
   6.70%, 1/15/28                 A+          265        228
Saks, Inc.
   7.375%, 2/15/19                BB+         580        318
Scotia Pacific Co. LLC
   7.71%, 1/20/14                 BBB         410        282
Sun Microsystems, Inc.
   7.65%, 8/15/09                 BBB+        375        379
Tenet Healthcare Corp.,
   7.625%, 6/1/08                 BB+         295        281
Time Warner, Inc.
   6.625%, 5/15/29                BBB         415        353
U.S. Airways Corp., Pass
  Through Certificates
   8.11%, 2/20/17                 AAA         295        300
USA Waste Services, Inc.
   7.00%, 7/15/28                 BBB         745        612
Wal-Mart Stores
   6.875%, 8/10/09                AA          160        159
   7.55%, 2/15/30                 AA          750        773
Waste Management, Inc.
   7.375%, 5/15/29                BBB         265        228
------------------------------------------------------------
GROUP TOTAL                                           17,525
------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
(CONT'D)                      & POOR'S)     (000)     (000)!
------------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.0%)
## Resolution Trust Corp.,
  Series 92-5C CMO
   8.613%, 1/25/26                AA      $   121  $     121
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11                  AA           48         48
------------------------------------------------------------
GROUP TOTAL                                              169
------------------------------------------------------------
TELEPHONES (1.0%)
(!!) AT&T Corp.
   6.50%, 3/15/29                 AA-         755        628
BellSouth
  Telecommunications, Inc.
   6.375%, 6/1/28                 AA-         740        627
Global Crossing Holdings
  Ltd.
   9.125%, 11/15/06               BB          525        520
GTE Corp.
   6.94%, 4/15/28                 A+          745        676
Intermedia Communications,
  Inc.,
   # 0.00%, 5/15/06               B           130        124
  Series B
   8.60%, 6/1/08                  B           500        480
MCI WorldCom, Inc.
   6.95%, 8/15/28                 A-        1,180      1,074
Nextel Communications, Inc.
   # 0.00%, 9/15/07               B           655        537
   9.375%, 11/15/09               B-          120        117
(+) Qwest Capital Funding
   7.90%, 8/15/10                 BBB+        165        168
# Qwest Communications
  International, Inc.,
  Series B
   0.00%, 2/1/08                  BBB+        720        598
------------------------------------------------------------
GROUP TOTAL                                            5,549
------------------------------------------------------------
TRANSPORTATION (0.3%)
Continental Airlines,
  Series:
  98-1 A
   6.648%, 9/15/17                AA+         393        369
  99-1 A
   6.545%, 8/2/20                 AA+         433        401
(+) Jet Equipment Trust,
  Series 95-C
   10.69%, 11/1/13                BBB         675        738
------------------------------------------------------------
GROUP TOTAL                                            1,508
------------------------------------------------------------
UTILITIES (0.1%)
(+) PSEG Energy Holdings,
  Inc.
   9.125%, 2/10/04                BBB-        325        332
(+) Southern Energy, Inc.
   7.90%, 7/15/09                 BBB         455        432
------------------------------------------------------------
GROUP TOTAL                                              764
------------------------------------------------------------

                              !!RATINGS      FACE
                              (STANDARD    AMOUNT      VALUE
                              & POOR'S)     (000)     (000)!
------------------------------------------------------------
YANKEE (1.6%)
Abbey National plc
   7.95%, 10/26/29                AA-     $   455  $     462
Ahold Finance USA, Inc.
   6.875%, 5/1/29                 A-          640        528
(+) Bayer Hypo-Vereinsbank
   8.741%, 6/30/31                A-          100         95
Deutsche Telekom
  International Finance
   8.00%, 6/15/10                 AA-         745        766
Federal Republic of Brazil,
   11.00%, 8/17/40                B+          480        383
Glencore Nickel Property
  Ltd.
   9.00%, 12/1/14                 BB+         655        547
Grupo Minero Mexicano
  S.A. de CV,
   8.25%, 4/1/08                  BB          470        416
(+) Hutchison Whampoa
   Financial,
   7.45%, 8/1/17                  A           675        617
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07                B           400        345
Multicanal S.A.
   10.50%, 4/15/18                BB+         330        238
   13.125%, 4/15/09               BB+         190        172
(+) Oil Purchase Co.
   7.10%, 4/30/02                 BB+         321        308
(+) Oil Purchase Co. II
   10.73%, 1/31/04                BB+          78         73
(+) Paiton Energy Funding BV
   9.34%, 2/15/14                 CC          545        115
(+) Petrozuata Finance, Inc.
   8.22%, 4/1/17                  BB          670        560
(+) Ras Laffan Liquefied
  Natural
  Gas Co.
   8.294%, 3/15/14                BBB+        300        285
Republic of Colombia
   8.70%, 2/15/16                 BB+         590        401
   11.75%, 2/25/20                BB+         170        144
Republic of Philippines
   10.625%, 3/16/25               BB+         455        385
(+) Unicredito Itali Capital
  Trust
   9.20%, 10/29/49                A-          130        131
United Mexican States
  Par Bond
   10.375%, 2/17/09               BB+         425        462
(+) Vodafone AirTouch plc
   7.75%, 2/15/10                 A-          130        133
   7.875%, 2/15/30                A-          915        928
------------------------------------------------------------
GROUP TOTAL                                            8,494
------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $224,740)        220,604
------------------------------------------------------------
COMMON STOCKS (41.4%)
------------------------------------------------------------


                                           SHARES
                                          -------
BANKS (2.4%)
Bank of America Corp.                      56,202      2,944
Bank of New York Co.                       45,100      2,528
Bank One Corp.                             39,900      1,541
Chase Manhattan Corp.                      66,350      3,065

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                     VALUE
                                          SHARES    (000)!
------------------------------------------------------------
@ First Union Corp. (N.C.)                      1  $      --
Washington Mutual, Inc.                    69,400      2,763
------------------------------------------------------------
GROUP TOTAL                                           12,841
------------------------------------------------------------
BASIC RESOURCES (0.5%)
E.I. DuPont de Nemours & Co.               34,600      1,434
Rohm & Haas Co.                            47,100      1,369
------------------------------------------------------------
GROUP TOTAL                                            2,803
------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.9%)
Anheuser-Busch Cos., Inc.                  71,600      3,030
Avon Products, Inc.                        27,400      1,120
Coca-Cola Co.                              47,500      2,618
Kimberly-Clark Corp.                       10,500        586
PepsiCo, Inc.                              37,600      1,730
Procter & Gamble Co.                       16,500      1,105
------------------------------------------------------------
GROUP TOTAL                                           10,189
------------------------------------------------------------
CONSUMER DURABLES (0.4%)
* Ford Motor Co.                           35,480        898
General Motors Corp.                        8,913        579
Masco Corp.                                33,100        617
------------------------------------------------------------
GROUP TOTAL                                            2,094
------------------------------------------------------------
CONSUMER SERVICES (2.4%)
* America Online, Inc.                     40,700      2,188
* Clear Channel Communications, Inc.       33,200      1,876
* Comcast Corp., Class A Special           18,400        753
News Corp., Ltd. ADR                       39,800      1,866
Seagram Ltd.                                4,900        281
Time Warner, Inc.                          24,489      1,916
* Viacom, Inc.                             27,300      1,597
Walt Disney Co.                            45,600      1,744
* Yahoo!, Inc.                             10,000        910
------------------------------------------------------------
GROUP TOTAL                                           13,131
------------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (2.7%)
American Express Co.                       38,600      2,345
@ Associates First Capital Corp.                2         --
Charles Schwab Corp.                       29,700      1,054
Citigroup, Inc.                           121,866      6,588
Federal Home Loan Mortgage Corp.           18,700      1,011
Lehman Brothers Holdings, Inc.              4,100        606
Merrill Lynch & Co., Inc.                  29,100      1,921
USA Education, Inc.                        31,300      1,508
------------------------------------------------------------
GROUP TOTAL                                           15,033
------------------------------------------------------------
ENERGY (2.6%)
* Baker Hughes Inc.                        25,300        939
Chevron Corp.                              23,600      2,012
Enron Corp.                                27,100      2,375
ENSCO International, Inc.                  20,900        799
Exxon Mobil Corp.                          33,200      2,959

                                                     VALUE
                                          SHARES    (000)!
------------------------------------------------------------
* Global Marine, Inc.                      19,100  $     590
Halliburton Co.                            11,800        577
* R & B Falcon Corp.                       76,300      2,127
Texaco, Inc.                               19,400      1,019
Tidewater, Inc.                            17,900        814
------------------------------------------------------------
GROUP TOTAL                                           14,211
------------------------------------------------------------
FOOD, TOBACCO & OTHER (0.4%)
General Mills, Inc.                        19,400        689
Philip Morris Cos., Inc.                   44,600      1,313
@ R.J. Reynolds Tobacco Holdings, Inc.          1         --
------------------------------------------------------------
GROUP TOTAL                                            2,002
------------------------------------------------------------
HEALTH CARE (5.3%)
Abbott Laboratories                        60,400      2,873
American Home Products Corp.               55,600      3,145
* Amgen, Inc.                              18,800      1,313
Bristol-Myers Squibb Co.                   58,501      3,342
* Genentech, Inc.                           3,500        650
HCA-The Healthcare Co.                     30,300      1,125
* HEALTHSOUTH Corp.                       206,600      1,678
Johnson & Johnson                          25,600      2,405
Medtronics, Inc.                           28,500      1,476
Merck & Co., Inc.                          17,500      1,303
Pfizer, Inc.                              120,775      5,427
Pharmacia Corp.                            33,400      2,010
Schering Plough Corp.                      26,400      1,227
Tenet Healthcare Corp.                     24,900        906
Visteon Corp.                               1,309         20
------------------------------------------------------------
GROUP TOTAL                                           28,900
------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (3.8%)
Dover Corp.                                15,900        746
Emerson Electric Co.                       23,900      1,601
General Electric Co.                      188,000     10,845
Honeywell International, Inc.              21,287        759
Minnesota Mining & Manufacturing Co.        7,700        702
Tyco International Ltd.                    81,200      4,212
United Technologies Corp.                  29,100      2,015
------------------------------------------------------------
GROUP TOTAL                                           20,880
------------------------------------------------------------
INSURANCE (1.7%)
American General Corp.                     10,500        819
American International Group, Inc.         46,700      4,468
Chubb Corp.                                 7,300        578
Hartford Financial Services Group, Inc.     7,800        569
Marsh & Mclennan Cos, Inc.                 15,600      2,071
St. Paul Companies, Inc.                   11,500        567
------------------------------------------------------------
GROUP TOTAL                                            9,072
------------------------------------------------------------
RETAIL (2.4%)
* Best Buy Co., Inc.                       20,700      1,317
* Costco Wholesale Corp.                   10,800        377
CVS Corp.                                  26,300      1,218
Home Depot, Inc.                           42,000      2,229

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO

                                                     VALUE
(CONT'D)                                  SHARES    (000)!
------------------------------------------------------------
RadioShack Corp.                           43,000  $   2,779
* Safeway, Inc.                            10,900        509
Wal-Mart Stores, Inc.                     102,400      4,928
------------------------------------------------------------
GROUP TOTAL                                           13,357
------------------------------------------------------------
TECHNOLOGY (11.9%)
* ADC Telecommunications, Inc.             21,300        573
* Agilent Technologies, Inc.                7,610        372
* Altera Corp.                             26,600      1,270
* Broadcom Corp., Class A                   7,400      1,804
* Cisco Systems, Inc.                     126,300      6,978
Compaq Computer Corp.                      53,900      1,487
Corning, Inc.                               5,900      1,752
* Dell Computer Corp.                      33,500      1,032
Electronic Data Systems Corp.              19,600        813
* EMC Corp.                                53,000      5,254
Hewlett Packard Co.                        28,828      2,796
Intel Corp.                                96,400      4,013
International Business Machines Corp.      45,900      5,164
* JDS Uniphase Corp.                       19,800      1,875
Lucent Technologies, Inc.                  31,200        954
* Microsoft Corp.                          77,100      4,645
* Network Appliance, Inc.                  15,800      2,013
Nokia Corp.                                14,000        557
Nortel Networks Corp.                      89,900      5,355
* Oracle Systems Corp.                     35,300      2,780
* Palm Inc                                 30,700      1,625
* Peoplesoft, Inc.                         33,600        939
* QLogic Corp.                             12,800      1,126
* QUALCOMM, Inc.                            9,800        698
* Siebel Systems, Inc.                     17,900      1,992
Solectron Corp.*                           10,300        475
* Sun Microsystems, Inc.                   21,900      2,557
Texas Instruments, Inc.                     9,400        444
* VERITAS Software Corp.                    8,400      1,193
* Vitesse Semiconductor Corp.              10,900        969
* Xilinx, Inc.                             17,400      1,490
------------------------------------------------------------
GROUP TOTAL                                           64,995
------------------------------------------------------------
UTILITIES (3.0%)
AT&T Corp.                                 57,107      1,677
Coastal Corp.                              23,400      1,734
* Global Crossing Ltd.                     25,800        800
* Qwest Communications International,
  Inc.                                     29,200      1,403
SBC Communications, Inc.                   93,517      4,676
Sprint Corp.                               21,700        636
* Sprint Corp. (PCS Group)                 22,150        777

                              !!RATINGS
                              (STANDARD                VALUE
                              & POOR'S)    SHARES     (000)!
------------------------------------------------------------
Verizon Communications                     63,000  $   3,052
* Vodafone Group plc                       21,750        805
* Worldcom, Inc.                           40,289      1,224
------------------------------------------------------------
GROUP TOTAL                                           16,784
------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $189,596)                  226,292
------------------------------------------------------------
PREFERRED STOCK (0.4%)
------------------------------------------------------------
MORTGAGE-OTHER (0.4%)
(+)+ Home Ownership Funding
  Corp. 13.331% (Cost
  $2,273)                         Aaa       3,025      2,268
------------------------------------------------------------
STRUCTURED INVESTMENT (0.0%)-SEE NOTE A6
------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
                                          -------
Morgan Guaranty Trust
  Company, 11/20/05; monthly
  payments equal to 1% per
  annum of the outstanding
  notional balance indexed
  to GNMA ARM pools (Cost
  $397)                           N/R     $ 5,555         90
------------------------------------------------------------
CASH EQUIVALENTS (11.7%)
------------------------------------------------------------
DISCOUNT NOTES (7.5%)
Federal Home Loan Bank
  6.40%, 10/25/00                 Agy      10,000      9,957
Federal National
  Mortgage Association
  6.42%, 10/12/00                 Agy      10,000      9,980
  6.42%, 10/26/00                 Agy      10,000      9,955
  6.21%, 11/14/00                 Agy       8,000      7,938
  6.31%, 11/22/00                 Agy       3,000      2,973
------------------------------------------------------------
GROUP TOTAL                                           40,803
------------------------------------------------------------
REPURCHASE AGREEMENT (4.2%)
Chase Securities, Inc. 6.40%, dated
  9/29/00, due 10/2/00, to be
  repurchased at $23,234,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at $23,454       23,222     23,222
------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $64,025)                 64,025
------------------------------------------------------------
TOTAL INVESTMENTS (93.8%) (Cost $481,031)            513,279
------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                       VALUE
                                                      (000)!
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (6.2%)
Cash                                               $      96
Dividends Receivable                                     202
Interest Receivable                                    2,192
Receivable for Investments Sold                        4,229
Receivable for Forward Commitments                    11,400
Receivable for Fund Shares Sold                      116,247
Investments Held as Collateral for Loaned
  Securities                                          16,739
Unrealized Gain on Swap Agreements                       395
Other Assets                                              42
Payable for Fund Shares Redeemed                        (171)
Payable for Investments Purchased                    (13,038)
Payable for Forward Commitments                      (87,136)
Payable for Investment Advisory Fees                    (473)
Payable for Administrative Fees                          (28)
Payable for Shareholder Servicing Fees Investment
  Class                                                   (1)
Payable for Distribution Fee-Adviser Class                (7)
Payable for Trustees' Deferred Compensation Plan-
  Note F                                                 (36)
Payable for Variation Margin on Futures Contracts        (43)
Collateral on Securities Loaned, at Value            (16,739)
Other Liabilities                                        (58)
                                                   ---------
                                                      33,812
------------------------------------------------------------
NET ASSETS (100%)                                  $ 547,091
------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------
NET ASSETS
Applicable to 37,775,385 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                    $ 505,078
------------------------------------------------------------
NET ASSET VALUE PER SHARE                          $   13.37
------------------------------------------------------------
INVESTMENT CLASS
------------------------------------------------------------
NET ASSETS
Applicable to 604,783 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                    $   8,085
------------------------------------------------------------
NET ASSET VALUE PER SHARE                          $   13.37
------------------------------------------------------------

                                                       VALUE
                                                      (000)!
------------------------------------------------------------
ADVISER CLASS
------------------------------------------------------------
NET ASSETS
Applicable to 2,544,140 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                    $  33,928
------------------------------------------------------------
NET ASSET VALUE PER SHARE                          $   13.34
------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                    $ 489,174
Undistributed Net Investment Income (Loss)             3,691
Undistributed Realized Net Gain (Loss)                21,404
Unrealized Appreciation (Depreciation) on:
  Investment Securities                               32,248
  Futures and Swaps                                      574
------------------------------------------------------------
NET ASSETS                                         $ 547,091
------------------------------------------------------------

!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public sale may
        exist.
*      Non-income producing security
+      Moody's Investors Service, Inc. rating. Security is
        not rated by Standard & Poor's Corporation.
++     Security is fair valued by the Adviser.
@      Security is in default.
(++)   A portion of these securities was pledged to cover
        margin requirements for futures contracts.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30,
        2000. Maturity date disclosed is the ultimate
        maturity.
##     Variable or floating rate securities-rate disclosed
        is as of September 30, 2000.
**     Value is less than $500.
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates with
        an inverse relationship to an associated interest
        rate. Indicated rate is the effective rate at
        September 30, 2000.
IO     Interest Only
N/R    Not rated by Moody's Investors Service, Inc. or
        Standard & Poor's Corporation.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note A7
        to Financial Statements.
YMA    Yield Maintenance Agreement

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS PORTFOLIO

The Multi-Asset-Class Portfolio provides global asset allocation among U.S. and foreign stocks, bonds, and high-yield securities. Miller Anderson & Sherrerd actively shifts assets among them as their relative values and risks change, and manages diversification and risk control across all five asset classes. Diversification across this wide array of asset types offers a risk/return profile that historically has been more attractive than balanced portfolios consisting only of domestic stocks and bonds.

The investment process consists of five interrelated decisions: allocation among global asset classes, country allocation, allocation to equities versus fixed-income securities within markets, currency exposures, and value determinations within markets. Asset-allocation decisions couple measures of value, earnings, interest rate and inflation dynamics, and economic analysis. Sentiment and liquidity are taken into account when they reach extreme levels.

In making global asset-allocation decisions, MAS calculates risk-adjusted expected returns for each asset class. These returns are derived from proprietary models that incorporate valuation levels, earnings trends, inflation and interest rate dynamics, and sentiment measures. MAS allocates a greater portion of the Portfolio's assets to the asset classes with the highest risk-adjusted expected returns. Total portfolio risk is monitored in absolute terms as well as against the product's benchmark.

While currency valuations help shape MAS's view of the relative value of foreign investments, and thus influence the Portfolio's country allocations, currency exposure is viewed as a separate decision. The degree of currency exposure is based on MAS's analysis of deviations from purchasing-power parity, with particular attention directed towards over- or under-valuation that cannot be explained by differences in real interest rates.

Management of the Portfolio also draws on asset-allocation expertise from the entire Morgan Stanley Dean Witter Investment Management global organization. The Asset Allocation Committee provides the portfolio management team with input on topics such as developments in the Mergers and Acquisitions area and trends in credit markets. Using this information, the team evaluates the relative risks and returns of the broad asset classes and makes decisions about portfolio composition. The individual holdings of the Portfolio are managed based on the expertise of MAS's specific product teams for each of the five asset classes represented.

During fiscal 2000, the Portfolio returned 7.74% compared to 8.57% for its custom benchmark of 50% U.S. equities, 14% foreign equities, 24% U.S. fixed-income, 6% foreign fixed-income, and 6% high yield. Asset allocation added 15 basis points while security selection detracted the balance from overall performance relative to the benchmark. The negative security selection contribution came from the fixed-income and international equity portions of the Portfolio.

During the year, the Portfolio maintained, on average, a slightly defensive equity position. It began the fiscal year with the stock-to-bond ratio below the benchmark. The Portfolio's equity weighting was subsequently increased to benchmark level (64%) during the fourth calendar quarter of 1999, and was then reduced to a 59% weighting in April of 2000. The defensive posture since April was responsible for the positive contribution from asset allocation, and it was maintained at that level for the remainder of the fiscal year.

U.S. equities were expensive relative to bonds and to other equity markets for the entire fiscal year. However, earnings dynamics were attractive until the second calendar quarter, when the outlook for profit growth began to deteriorate. Analyst estimate revisions provide a good measure of earnings dynamics. During March, analyst estimate revisions peaked at a level of two upgrades for every downgrade to company estimates. By May, analysts were upgrading one estimate for every downgrade. Earnings dynamics and valuations were better in the Japanese market, where significant restructuring had been taking place. The Portfolio maintained a tilt towards Japanese equities and away from U.S. and European equities for the entire fiscal year. This position helped relative performance in the fourth calendar quarter of 1999, but has hurt relative performance since then.

Meanwhile, real interest rates in the U.S., a measure of value for bonds, became attractive in the first calendar quarter. The combination of good value in bond markets and deteriorating fundamentals in stocks led to the Portfolio's defensive posture, and to the overweight in U.S. fixed-income relative to foreign fixed-income. This positioning helped relative performance.

At fiscal year-end, the U.S. equity portion of the Portfolio also continued to be slightly defensive, with the largest overweight in energy stocks. Technology and financial services sectors remained underweighted on the expectation of an economic slowdown. The fixed-income portion of the Portfolio had above-benchmark exposure to corporate securities since the yield spread relative to Treasury securities remained attractive. Real interest rates had declined to average levels, and the Portfolio's interest rate sensitivity was in line with the benchmark. High yield securities continued to offer very attractive yields relative to Treasuries, and default rates had leveled off. The Portfolio therefore held an overweight position in high yield.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

       MAS Multi-Asset-        MAS Multi-Asset-
       Class - Institutional   Class - Investment   S&P 500   Solomon Broad   MSCI EAFE Index   50/24/14/6/6 Blended Index
*      1000                                         1000      1000            1000              1000
94      997                                         1016       987             991              1005
95     1179                                         1318      1125            1049              1213
96     1341                                         1585      1181            1139              1375
97     1697                                         2227      1296            1278              1712
98     1689                                         2428      1444            1171              1832
99     1988                                         3103      1440            1534              2169
00     2142                    2131                 3515      1540            1583              2355

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                     MAS MULTI-ASSET-CLASS         S&P     SALOMON   MSCI    50/24/14/6/6
                 ------------------------------    500      BROAD    EAFE      BLENDED
                 INSTITUTIONAL M   INVESTMENT K   INDEX     INDEX    INDEX      INDEX
-----------------------------------------------------------------------------------------
One Year              7.74%            7.54%      13.27%    6.91%    3.18%       8.57%
Five Years           12.68%           12.52%      21.68%    6.47%    8.58%      14.18%
Since Inception      13.14%           13.01%      22.59%    7.25%    7.72%      14.88%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

M Represents an investment in the Institutional Class.

K Represents an investment in the Investment Class which commenced operations
  6/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Multi-Asset-Class Portfolio commenced operations on 7/29/94. Total returns are compared to the S&P 500 Index, the Salomon Broad Investment Grade Index, and the Morgan Stanley Capital International EAFE Index, all unmanaged market indices, as well as the 50/24/14/6/6 Blended Index, an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% CS First Boston Global High Yield Index and 6% JP Morgan Emerging Markets Bond Index Global. Previously, the blended index included the Salomon High Yield Index as its high yield component, but the Adviser believes that the CS First Boston Global High Yield Index has a more comprehensive coverage of geographic regions and types of securities in which the Portfolio may invest. In addition, the Adviser changed the JP Morgan Emerging Markets Bond Index to the JP Morgan Emerging Markets Bond Index Global as the emerging market component of the Blended Index because the Adviser feels that the JP Morgan Emerging Markets Bond Index Global is more appropriate to its broader country and security coverage.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

STATEMENT OF NET ASSETS
U.S. EQUITY (44.6%)

-----------------------------------------------------------
                                                    VALUE
         SEPTEMBER 30, 2000              SHARES     (000)!
-----------------------------------------------------------
U.S. COMMON STOCKS (44.6%)
-----------------------------------------------------------
BANKS (2.6%)
Bank of America Corp.                      16,500  $    864
Bank of New York Co.                       14,000       785
Bank One Corp.                             11,800       456
Chase Manhattan Corp.                      19,550       903
Washington Mutual, Inc.                    20,300       808
-----------------------------------------------------------
GROUP TOTAL                                           3,816
-----------------------------------------------------------
BASIC RESOURCES (0.6%)
E.I. DuPont de Nemours & Co.               10,300       427
Rohm & Haas Co.                            13,800       401
-----------------------------------------------------------
GROUP TOTAL                                             828
-----------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.0%)
Anheuser-Busch Cos., Inc.                  21,000       888
Avon Products, Inc.                         8,100       331
Coca-Cola Co.                              14,000       772
Kimberly-Clark Corp.                        3,100       173
PepsiCo, Inc.                              11,300       520
Procter & Gamble Co.                        4,900       328
-----------------------------------------------------------
GROUP TOTAL                                           3,012
-----------------------------------------------------------
CONSUMER DURABLES (0.4%)
Ford Motor Co.                             10,718       271
General Motors Corp.                        2,773       180
Masco Corp.                                 9,900       185
-----------------------------------------------------------
GROUP TOTAL                                             636
-----------------------------------------------------------
CONSUMER SERVICES (2.3%)
* America Online, Inc.                     12,200       656
* Clear Channel Communications, Inc.       10,000       565
* Comcast Corp., Class A Special            5,500       225
Seagram Ltd.                                1,500        86
Time Warner, Inc.                           7,228       566
Viacom, Inc.                                8,300       485
Walt Disney Co.                            13,700       524
* Yahoo!, Inc.                              2,900       264
-----------------------------------------------------------
GROUP TOTAL                                           3,371
-----------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT
  COMPANIES (3.0%)
American Express Co.                       11,500       699
Charles Schwab Corp.                        9,150       325
Citigroup, Inc.                            35,900     1,941
Federal Home Loan Mortgage Corp.            5,600       303
Lehman Brothers Holdings, Inc.              1,200       177

                                                    VALUE
                                         SHARES     (000)!
-----------------------------------------------------------
-----------------------------------------------------------
Merrill Lynch & Co., Inc.                   9,000  $    594
USA Education, Inc.                         9,700       467
-----------------------------------------------------------
GROUP TOTAL                                           4,506
-----------------------------------------------------------
ENERGY (2.8%)
Baker Hughes, Inc.                          7,400       275
Chevron Corp.                               6,900       588
Enron Corp.                                 8,200       719
ENSCO International, Inc.                   6,100       233
Exxon Mobil Corp.                           9,800       874
* Global Marine, Inc.                       5,600       173
Halliburton Co.                             3,600       176
* R & B Falcon Corp.                       22,400       624
Texaco, Inc.                                5,700       299
Tidewater, Inc.                             5,300       241
-----------------------------------------------------------
GROUP TOTAL                                           4,202
-----------------------------------------------------------
FOOD & TOBACCO (0.4%)
General Mills, Inc.                         5,800       206
Philip Morris Cos., Inc.                   13,100       386
-----------------------------------------------------------
GROUP TOTAL                                             592
-----------------------------------------------------------
HEALTH CARE (5.8%)
Abbott Laboratories                        17,700       842
American Home Products Corp.               16,300       922
* Amgen, Inc.                               5,700       398
Bristol-Myers Squibb Co.                   17,325       990
* Genentech, Inc.                           1,000       186
HCA-The Healthcare Co.                      9,000       334
Healthsouth Corp.                          61,600       500
Johnson & Johnson                           7,600       714
Medtronics, Inc.                            8,600       446
Merck & Co., Inc.                           5,300       395
Pfizer, Inc.                               36,550     1,642
Pharmacia Corp.                            10,100       608
Schering Plough Corp.                       7,900       367
Tenet Healthcare Corp.                      7,500       273
Visteon Corp.                                 406         6
-----------------------------------------------------------
GROUP TOTAL                                           8,623
-----------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (4.1%)
Dover Corp.                                 4,800       225
Emerson Electric Co.                        7,200       482
General Electric Co.                       53,900     3,109
Honeywell International, Inc.               6,162       219
Minnesota Mining & Manufacturing Co.        2,300       210
Tyco International Ltd.                    23,900     1,240
United Technologies Corp.                   8,600       596
-----------------------------------------------------------
GROUP TOTAL                                           6,081
-----------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                    VALUE
                                         SHARES     (000)!
-----------------------------------------------------------
INSURANCE (1.7%)
American General Corp.                      3,100  $    242
American International Group, Inc.         12,900     1,234
Chubb Corp.                                 2,100       166
Hartford Financial Services Group,
  Inc.                                      2,300       168
Marsh & McLennan Cos, Inc.                  4,600       610
St. Paul Companies, Inc.                    3,400       168
-----------------------------------------------------------
GROUP TOTAL                                           2,588
-----------------------------------------------------------
RETAIL (2.7%)
Best Buy Co., Inc.                          6,100       388
* Costco Wholesale Corp.                    3,200       112
CVS Corp.                                   7,800       361
Home Depot, Inc.                           12,650       671
RadioShack Corp.                           12,700       821
Safeway, Inc.                               3,300       154
Wal-Mart Stores, Inc.                      30,700     1,478
-----------------------------------------------------------
GROUP TOTAL                                           3,985
-----------------------------------------------------------
TECHNOLOGY (12.9%)
ADC Telecommunications, Inc.                6,400       172
Agilent Technologies, Inc.                  2,303       113
Altera Corp.                                7,800       372
Broadcom Corp., Class A                     2,200       536
* Cisco Systems, Inc.                      37,100     2,050
Compaq Computer Corp.                      15,800       436
Corning, Inc.                               1,800       535
* Dell Computer Corp.                       9,800       302
Electronic Data Systems Corp.               5,900       245
* EMC Corp.                                15,600     1,546
Hewlett Packard Co.                         8,410       816
Intel Corp.                                28,300     1,178
International Business Machines Corp.      13,800     1,552
* JDS Uniphase Corp.                        6,000       568
Lucent Technologies, Inc.                   9,400       287
* Microsoft Corp.                          23,200     1,398
Network Appliance, Inc.                     4,600       586
Nokia Corp.                                 4,400       175
Nortel Networks Corp.                      26,400     1,572
* Oracle Systems Corp.                     10,400       819
Palm, Inc.                                  9,000       476
Peoplesoft, Inc.                            9,900       277
QLogic Corp.                                3,800       334
* Qualcomm, Inc.                            2,900       207
Siebel Systems, Inc.                        5,300       590
* Solectron Corp.                           3,000       138
* Sun Microsystems, Inc.                    6,600       771
Texas Instruments, Inc.                     2,800       132
* Veritas Software Corp.                    2,500       355
Vitesse Semiconductor Corp.                 3,200       285
* Xilinx, Inc.                              5,300       454
-----------------------------------------------------------
GROUP TOTAL                                          19,277
-----------------------------------------------------------
UTILITIES (3.3%)
AT&T Corp.                                 16,891       496
Coastal Corp.                               5,800       430

              !!RATINGS
              (STANDARD                             VALUE
              & POOR'S)                  SHARES     (000)!
-----------------------------------------------------------
* Global Crossing Ltd.                      7,600  $    236
* Qwest Communications International,
  Inc.                                      8,600       413
SBC Communications, Inc.                   27,370     1,369
Sprint Corp. (FON Group)                    6,400       188
* Sprint Corp. (PCS Group)                  7,300       256
Verizon Communications                     18,400       891
Vodafone Airtouch plc ADR                   6,350       235
!! Worldcom, Inc.                          11,572       351
-----------------------------------------------------------
GROUP TOTAL                                           4,865
-----------------------------------------------------------
TOTAL U.S. COMMON STOCKS (Cost $54,792)              66,382
-----------------------------------------------------------

U.S. FIXED INCOME (34.6%)
-------------------------------------------------------------
                                            FACE
                                           AMOUNT
                                           (000)
                                          -------
AGENCY FIXED RATE MORTGAGES (15.8%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   10.00%, 6/1/19                Agy     $       31        34
   10.50%, 4/1/19                Agy            117       126
   11.00%, 9/1/16                Agy             41        44
   11.50%, 8/1/15                Agy             26        29
  Gold Pools:
   8.00%, 10/1/30                Agy            300       304
   8.50%, 10/1/30                Agy            900       923
   9.50%, 12/1/16                Agy             68        73
   10.00%, 1/1/21                Agy             94       101
   11.50%, 7/1/15-1/1/16         Agy            131       146
  October TBA
   6.00%, 10/1/29                Agy          4,825     4,510
Federal National Mortgage
  Association,
  Conventional Pools:
   10.00%, 5/1/22                Agy            332       357
   10.50%, 12/1/09-6/1/19        Agy            131       143
   11.00%, 11/1/20               Agy             50        55
   12.50%, 3/1/15                Agy             22        25
  October TBA
   6.00%, 10/1/29                Agy          2,150     2,008
   6.50%, 10/1/29                Agy          2,500     2,399
   7.00%, 10/1/30                Agy          1,400     1,371
   7.50%, 10/1/30                Agy          2,250     2,244
   8.00%, 10/1/30                Agy            700       709
   8.50%, 10/1/30                Agy            900       921
  November TBA
   6.50%, 11/1/29                Agy            500       480
Government National
  Mortgage Association:
  Adjustable Rate
    Mortgages:
   6.00%, 2/20/27                Tsy             70        70
   6.375%, 3/20/25               Tsy             56        56
   6.50%, 10/20/27-12/20/27      Tsy            551       554
   6.875%, 4/20/25-6/20/25       Tsy            358       360
   7.00%, 3/20/25-11/20/25       Tsy            831       836
   11.50%, 1/15/13               Tsy             21        24

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
(CONT'D)                     & POOR'S)     (000)      (000)!
-------------------------------------------------------------
  Various Pools:
   10.00%, 7/15/16-8/15/20       Tsy     $      207  $    223
   10.50%, 1/15/16-5/15/26       Tsy            724       792
   11.00%, 12/15/09-8/15/19      Tsy            352       389
   11.50%, 8/15/11-4/15/13       Tsy             87        96
   12.00%, 11/15/12-10/15/15     Tsy             38        43
  October TBA
   7.00%, 10/15/29               Tsy          3,250     3,200
-------------------------------------------------------------
GROUP TOTAL                                            23,645
-------------------------------------------------------------
ASSET BACKED CORPORATES (3.6%)
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03               AAA            115       115
  97-D A3
   6.20%, 5/15/03                AAA             87        87
Associates Automobile
  Receivables Trust,
  Series 00-1
   7.15%, 6/15/03                AAA            220       221
Banc One Home Equity Trust,
  Series 99-2 A1
   6.06%, 1/25/12                AAA            116       115
Block Mortgage Finance Co.,
  Series 99-1 A1
   5.94%, 8/26/13                AAA             71        70
Centex Home Equity,
  Series 99-1 A1
   6.07%, 3/25/18                AAA             48        47
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04                AAA            106       106
Daimler Benz Auto Grantor
  Trust,
  Series 97-A A
   6.05%, 3/31/05                AAA             19        19
Daimler Benz Vehicle Trust,
  Series 98-A A3
   5.16%, 12/20/07               AAA            382       379
EQCC Home Equity
  Loan Trust,
  Series:
  99-1 A1F
   5.77%, 3/20/29                AAA            125       124
  99-2 A1F
   6.05%, 1/25/10                AAA            100        99
  99-3 A1F
   6.548%, 4/25/10               AAA            212       210
+ First Security Auto
  Grantor Trust,
  Series:
  97-B A
   6.10%, 4/15/03                AAA             73        73
  98-A A
   5.97%, 4/15/04                AAA            155       154

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
+ First Security Auto Owner
  Trust,
  Series 00-1 1
   7.20%, 5/15/03                Aaa     $      300  $    301
Ford Credit Auto Owner
  Trust,
  Series:
  99-B A4
   5.80%, 6/15/02                AAA            450       447
  99-D A3
   6.20%, 4/15/02                AAA            323       322
  + 00-A A3
   6.82%, 6/17/02                Aaa            438       438
Green Tree Financial Corp.,
  Series 99-1 A2
   5.43%, 3/1/30                 AAA             91        91
Green Tree Home Equity Loan
  Trust,
  Series 99-C A1
   5.99%, 7/15/30                AAA            120       120
Harley-Davidson Eaglemark
  Motorcycle Trust,
  Series:
  99-1 A1
   5.25%, 7/15/03                AAA            148       147
  99-2 A1
   5.84%, 10/15/03               AAA            118       117
+ HFC Home Equity Loan,
  Series 99-1 A1
   6.83%, 12/20/16               Aaa            121       120
Honda Auto Receivables
  Grantor Trust,
  Series 97-B A
   5.95%, 5/15/03                AAA             22        22
(+) Long Beach Acceptance
  Auto Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04                AAA             22        22
+ MBNA Master Credit Card
  Trust,
  Series 00-E
   7.80%, 10/15/12               Aaa            170       180
Navistar Financial Corp.
  Owner Trust,
  Series 99-A A2
   5.55%, 2/15/02                AAA             95        95
+ Nissan Auto Receivables
  Owner Trust,
  Series 00-B A2
   7.15%, 12/15/02               Aaa            275       276
Option One Mortgage Loan
  Trust,
  Series 99-2 A1
   5.88%, 5/25/29                AAA             86        85

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
+ Peco Energy Transition
  Trust,
  Series:
  00-A A1
   7.18%, 9/1/03                 Aaa     $      175  $    175
  00-A A3
   7.625%, 3/1/10                Aaa            250       257
Premier Auto Trust,
  Series 99-3 A2
   5.82%, 2/8/02                 AAA            224       224
## Residential Funding
  Mortgage Securities I,
  Series 99-HI4 A1
   6.41%, 11/25/07               AAA             90        90
-------------------------------------------------------------
GROUP TOTAL                                             5,348
-------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL SERIES
  (0.7%)
Federal Home Loan
  Mortgage Corporation
  Series:
  1707-S Inv Fl IO
   2.18%, 3/15/24                Agy            483        47
  ## 1710-D IO
   7.075%, 6/15/20               Agy            131       132
  1911-C PO
   11/15/23                      Agy             96        65
Federal National Mortgage
  Association
  Series:
  92-89 SQ Inv Fl IO PAC
   (11) 2884.45%, 6/25/22        Agy          (c)--         9
  97-53 PI IO PAC
   8.00%, 8/18/27                Agy            591       159
  ## 97-70 FA REMIC PAC
   (11) 7.075%, 7/18/20          Agy             23        23
  99-42 SA Inv Fl IO
   1.578%, 10/25/28              Agy          1,519        62
  191 IO
   8.00%, 1/1/28                 Agy            621       173
  291 2 I0
   8.00%, 11/1/27                Agy            363       100
  296 2 IO
   8.00%, 4/1/24                 Agy            161        45
Government National
  Mortgage Association
  Series:
  97-13 SB Inv Fl IO
   1.375%, 9/16/27               Tsy          1,800       111
  99-30 SA Inv Fl IO
   1.978%, 8/16/29               Tsy          1,275        74
-------------------------------------------------------------
GROUP TOTAL                                             1,000
-------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY COLLATERAL
  SERIES (0.3%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21               AAA     $       74  $     76
+## BA Mortgage Securities,
  Inc.,
  Series 97-1 A2
   7.121%, 7/25/26               Aaa            115       115
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03                AAA            103       105
## Morserv, Inc.,
  Series 96-2 1A1
   6.72%, 11/25/26               AAA            124       125
-------------------------------------------------------------
GROUP TOTAL                                               421
-------------------------------------------------------------
COMMERCIAL MORTGAGES (0.3%)
American Southwest
  Financial Securities
  Corp.,
  Series 93-2 A1
   7.30%, 1/18/09                N/R             83        82
Asset Securitization Corp.,
  Series 96-MD6 A1C
   7.04%, 11/13/26               AAA            125       123
(+) Beverly Finance Corp.,
  Series 94-1
   8.36%, 7/15/04                AA-            100       104
(+) Carousel Center
  Finance, Inc.,
  Series 1 A1
   6.828%, 11/15/07              AA             100        99
+## GMAC Commercial
  Mortgage Securities,
  Inc.,
  Series 97-C2 X IO
   1.264%, 4/15/27               Aaa          1,466        71
-------------------------------------------------------------
GROUP TOTAL                                               479
-------------------------------------------------------------
ENERGY (0.2%)
CMS Energy Corp.
   7.50%, 1/15/09                BB              95        85
Conoco, Inc.
   6.95%, 4/15/29                A-             290       268
@ Mobile Energy Services
  LLC
   8.67%, 1/1/17                 D               85        17
-------------------------------------------------------------
GROUP TOTAL                                               370
-------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
(CONT'D)                     & POOR'S)     (000)      (000)!
-------------------------------------------------------------
)i
FEDERAL AGENCY (5.1%)
!! Federal Home Loan
  Mortgage Corporation
   6.625%, 9/15/09               Agy     $      800  $    790
Federal National Mortgage
  Association
   6.25%, 5/15/29                Agy          2,155     1,987
   7.125%, 6/15/10               Agy          4,350     4,457
   7.125%, 1/15/30               Agy            250       259
   7.25%, 5/15/30                Agy            175       184
-------------------------------------------------------------
GROUP TOTAL                                             7,677
-------------------------------------------------------------
FINANCE (3.2%)
(+) Anthem Insurance Cos.,
  Inc.
  Series A
   9.00%, 4/1/27                 BBB+           100        81
   9.125%, 4/1/10                BBB+            95        89
Bank One Corp.
   6.90%, 4/1/29                 BBB+           150       118
   7.625%, 10/15/26              A-             125       120
+ 7.875%, 8/1/10                 A1              60        62
BankAmerica Capital Corp.
   5.875%, 2/15/09               A+              25        23
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26                A              225       205
Chase Manhattan Corp.
   7.00%, 11/15/09               A              125       122
Citicorp,
  Series MTNF
   6.375%, 11/15/08              A+             115       109
Citigroup, Inc.
   6.625%, 1/15/28               AA-             85        75
EOP Operating LP
   6.763%, 6/15/07               BBB            100        94
   7.50%, 4/19/29                BBB+            70        62
Equitable Companies, Inc.
   6.50%, 4/1/08                 A+              55        52
(+) Equitable Life
    Assurance Society of the
    U.S., Series 1A
   6.95%, 12/1/05                A+             250       246
(+) Farmers Exchange
    Capital
   7.05%, 7/15/28                A+             290       240
Ford Motors Credit Co.
   7.375%, 10/28/09              A+             160       157
General Electric Capital
  Corp.
   7.375%, 1/19/10               AAA            205       211
General Motors Acceptance
  Corp.
   7.75%, 1/19/10                A+              95        96
(+) Goldman Sachs Group LP
   6.50%, 2/25/09                A+             100        93
   7.125%, 8/1/05                BB+            195       131
+ Hartford Financial
  Services
   7.90%, 6/15/10                A2             170       175
HMH Properties, Series A
   7.875%, 8/1/05                BB              45        43

                             ++RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)+
-------------------------------------------------------------
Household Finance Corp.
   5.875%, 2/1/09                A       $      170  $    152
   + 8.00%, 7/15/10              A2              50        51
+ Lehman Brothers Holdings
  Inc.
   8.25%, 6/15/07                A3              75        78
(+) Metropolitan Life
  Insurance Co.
   7.80%, 11/1/25                A+             250       240
Nationsbank Corp.
   6.80%, 3/15/28                A               80        71
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24                A+             250       210
PNC Funding Corp.
   7.50%, 11/1/09                BBB+            65        65
(+) PNC Institutional
  Capital,
  Series A
   7.95%, 12/15/26               BBB+           150       136
(+) Prime Property Funding
  II, Inc.
   6.80%, 8/15/02                A               85        84
   7.00%, 8/15/04                A              165       161
(+) Prudential Insurance
  Co.
   8.30%, 7/1/25                 A-             175       177
+ State Street Corp.
   7.65%, 6/15/10                A1              95        97
Washington Mutual Capital
  I, Inc.
   8.375%, 6/1/27                BBB-           155       141
Washington Mutual, Inc.,
  Series A
   8.21%, 2/1/27                 BBB-            25        22
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13                 AA-            228       219
  96 WFP-D
   6.95%, 9/1/13                 AA-            250       239
-------------------------------------------------------------
GROUP TOTAL                                             4,747
-------------------------------------------------------------
INDUSTRIALS (2.7%)
Adelphia Communications
  Corp.
   7.875%, 5/1/09                B+              50        42
   9.375%, 11/15/09              B+              75        68
Albertson's, Inc.
   7.45%, 8/1/29                 A              175       157
+ Alcoa, Inc.
   7.375%, 8/1/10                A1              45        46
+ Clear Channel
  Communications, Inc.
   7.65%, 9/15/10                Baa3           135       134
Columbia/HCA Healthcare
  Corp.
   7.19%, 11/15/15               BB+             80        67
   7.50%, 12/15/23               BB+            145       121
   9.00%, 12/15/14               BB+             50        50
CSC Holdings, Inc.
   7.875%, 12/15/07              BB+            135       133

+ DaimlerChrysler AG
   8.00%, 6/15/10                A1              85        87

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
(CONT'D)                     & POOR'S)     (000)      (000)!
-------------------------------------------------------------
Delphi Automotive Systems
  Corp.
   7.125%, 5/1/29                BBB     $       50  $     43
+ Dow Chemical Co.
   7.375%, 11/1/29               A1              50        48
DR Structured Finance,
  Series:
  94-K1 A1
   7.60%, 8/15/07                BB+             65        55
  94-K2 A2
   9.35%, 8/15/19                BB+             30        22
Federated Department
  Stores, Inc.
   7.00%, 2/15/28                BBB+            55        44
   (+)+ 8.50%, 6/1/10            Baa1            30        30
(+) Florida Windstorm
   7.125%, 2/25/19               AAA            235       221
Ford Motor Co.
   6.625%, 10/1/28               A+             270       226
   + 7.45%, 7/16/31              A2              65        61
Fred Meyer, Inc.
   7.375%, 3/1/05                BBB-           230       228
International Game
  Technology
   8.375%, 5/15/09               BB+            100        97
Honeywell International,
  Inc.
   7.50%, 3/1/10                 A               45        46
Kmart Funding Corp.
  Series F
   8.80%, 7/1/10                 BB+             46        40
Lenfest Communications,
  Inc.
   7.625%, 2/15/08               BBB            135       135
Lockheed Martin Corp.
   8.50%, 12/1/29                BBB-           180       190
Lowe's Companies, Inc.
   6.50%, 3/15/29                A              175       145
   6.875%, 2/15/28               A               30        26
Lucent Technologies, Inc.
   6.45%, 3/15/29                A              150       125
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07               B              100        86
News America Holdings, Inc.
   7.28%, 6/30/28                BBB-           250       219
(+) Oxymar
   7.50%, 2/15/16                BBB-           100        75
(+) Raytheon Co.
   8.20%, 3/1/06                 BBB-            80        83
   + 8.30%, 3/1/10               Baa2            30        31
Rockwell International
  Corp.
   6.70%, 1/15/28                A+              50        43
Saks, Inc.
   7.375%, 2/15/19               BB+            105        57
Sun Microsystems, Inc.
   7.65%, 8/15/09                BBB+           100       101
Tenet Healthcare Corp.
   7.625%, 6/1/08                BB+             65        62
+ Time Warner, Inc.
   6.625%, 5/15/29               Baa3           105        89

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
U.S. Airways Corp., Pass
  Through Certificates
   8.11%, 2/20/17                AAA     $       75  $     76
USA Waste Services, Inc.
   7.00%, 7/15/28                BBB            145       119
Wal-Mart Stores, Inc.
   6.875%, 8/10/09               AA              40        40
   7.55%, 2/15/30                AA             180       186
Waste Management, Inc.
   7.375%, 5/15/29               BBB             70        60
-------------------------------------------------------------
GROUP TOTAL                                             4,014
-------------------------------------------------------------
TELEPHONES (0.9%)
!! AT&T Corp.
   6.50%, 3/15/29                AA-            180       150
BellSouth
  Telecommunications, Inc.
   6.375%, 6/1/28                AAA            175       148
Global Crossing Holdings
  Ltd.
   9.125%, 11/15/06              BB             140       139
GTE Corp.
   6.94%, 4/15/28                A              205       186
Intermedia Communications,
  Inc.
   # 0.00%, 5/15/06              B               40        38
  Series B
   8.50, 1/15/08                 B               35        34
   8.875%, 11/1/07               B               30        29
!! MCI WorldCom, Inc.
   6.95%, 8/15/28                A-             295       268
#!! Nextel Communications,
  Inc.
   0.00%, 9/15/07                B              190       156
# Qwest Communications
  International, Inc.,
  Series B
   0.00%, 2/1/08                 BBB+           205       170
-------------------------------------------------------------
GROUP TOTAL                                             1,318
-------------------------------------------------------------
TRANSPORTATION (0.2%)
Continental Airlines,
  Series:
  98-1 A
   6.648%, 9/15/17               AA+             90        85
  99-1 A
   6.545%, 8/2/20                AA+            102        95
(+) Jet Equipment Trust,
  Series 94-A A11
   10.00%, 6/15/12               A+             125       139
-------------------------------------------------------------
GROUP TOTAL                                               319
-------------------------------------------------------------
U.S. TREASURY SECURITIES (0.1%)
U.S. Treasury Notes
   6.25%, 1/31/02                Tsy             50        50
   !! 7.50%, 2/15/05             Tsy             50        53
-------------------------------------------------------------
GROUP TOTAL                                               103
-------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
(CONT'D)                     & POOR'S)     (000)      (000)!
-------------------------------------------------------------
UTILITIES (0.1%)
(+) PSEG Energy Holdings,
  Inc.
   9.125%, 2/10/04               BBB-    $       85  $     87
-------------------------------------------------------------
YANKEE (1.4%)
Abbey National plc
   7.95%, 10/26/29               AA-            120       122
Ahold Finance USA, Inc.
   6.875%, 5/1/29                A-             155       128
(+)+ Bayer Hypo-vereinsbank
   8.741%, 6/30/31               Aa3            100        95
+ Deutsche Telekom
  International Finance
   8.00%, 6/15/10                Aa2            180       185
Glencore Nickel Property
  Ltd.
   9.00%, 12/1/14                BB+            205       171
(+) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17                 A              125       114
(+) Hyundai Semiconductor
  America
   8.25%, 5/15/04                B              110       100
Multicanal S.A.
  Series C
   10.50%, 4/15/18               BB+             95        69
(+) Oil Purchase Co. II
   10.73%, 1/31/04               BBB-           139       130
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17                 BB             200       167
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14               BBB+           100        95
Republic of Colombia
   8.70%, 2/15/16                BB+            140        95
   11.75%, 2/25/20               BB+             45        38
(+)+ Unicredito Italiano
   9.20%, 10/29/49               A1             100       101
+ United Mexican States
   10.375%, 2/17/09              Baa3           185       201
(+) Vodafone AirTouch plc
   7.75%, 2/15/10                A               35        36
   7.875%, 2/15/30               A              215       218
-------------------------------------------------------------
GROUP TOTAL                                             2,065
-------------------------------------------------------------
TOTAL U.S. FIXED INCOME (Cost $51,619)                 51,593
-------------------------------------------------------------
INTERNATIONAL FIXED INCOME (4.2%)
-------------------------------------------------------------
FIXED INCOME SECURITIES (4.2%)
-------------------------------------------------------------
BRITISH POUND (0.1%)
United Kingdom Treasury
  Bill
   8.00%, 6/10/03                AAA     GBP     90       140
-------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
CANADIAN DOLLAR (0.2%)
Government of Canada
   7.50%, 3/1/01                 AAA     CAD    430  $    288
   10.00%, 6/1/08                AAA            100        83
-------------------------------------------------------------
GROUP TOTAL                                               371
-------------------------------------------------------------
DANISH KRONE (0.3%)
Kingdom of Denmark
   5.00%, 8/15/05                AAA     DKK  1,500       173
   8.00%, 5/15/03                AAA          1,745       218
-------------------------------------------------------------
GROUP TOTAL                                               391
-------------------------------------------------------------
EURO (2.2%)
Government of France O.A.T.
   8.50%, 10/25/19               AAA     EUR    255       300
Government of Germany
   6.00%, 1/4/07                 AAA            863       793
   6.00%, 7/4/07                 AAA            130       120
   6.25%, 1/4/24                 AAA            240       228
   6.50%, 7/4/27                 AAA            292       288
   6.875%, 5/12/05               AAA            425       400
   7.125%, 1/29/03               AAA             87        80
   7.50%, 9/9/04                 AAA            413       394
Government of Spain
   5.15%, 7/30/09                AA+            335       289
International Bank for
  Reconstruction &
  Development
   7.125%, 4/12/05               AAA             89        83
Kredit fuer Wiederaufbau
   5.00%, 1/4/09                 AAA             38        32
Republic of Italy BTPS
   9.50%, 2/1/06                 AA              68        71
   10.00%, 8/1/03                AA             160       159
-------------------------------------------------------------
GROUP TOTAL                                             3,237
-------------------------------------------------------------
JAPANESE YEN (1.2%)
European Investment Bank
   3.00%, 9/20/06                AAA     JPY  4,000        40
Export-Import Bank of Japan
   2.875%, 7/28/05               AAA         30,000       301
+ Federal National Mortgage
  Association
  Series E
   1.75%, 3/26/08                Aaa         10,000        93
Government of Japan
   0.90%, 12/22/08               AAA        123,000     1,065
International Bank for
  Reconstruction &
  Development
   6.75%, 6/18/01                AAA         41,000       397
-------------------------------------------------------------
GROUP TOTAL                                             1,896
-------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
SWEDISH KRONA (0.2%)
Swedish Government
   6.00%, 2/9/05                 AAA     SEK  2,300  $    248
   13.00%, 6/15/01               AA+            500        55
-------------------------------------------------------------
GROUP TOTAL                                               303
-------------------------------------------------------------
TOTAL INTERNATIONAL FIXED INCOME (Cost $7,125)          6,338
-------------------------------------------------------------

                                           SHARES
                                         ----------
INTERNATIONAL EQUITY (2.4%)
-------------------------------------------------------------
COMMON STOCK (2.4%)
-------------------------------------------------------------
AUSTRALIA (0.4%)
News Corp., Ltd. ADR                         12,100       567
-------------------------------------------------------------
KOREA (1.5%)
Korea Fund, Inc.                            184,800     2,218
-------------------------------------------------------------
SWEDEN (0.0%)
Tele1 Europe AB                               1,879        17
-------------------------------------------------------------
GERMANY (0.5%)
Emerging Markets Telecom
  Fund                                       67,900       832
-------------------------------------------------------------
TOTAL INTERNATIONAL EQUITY (Cost $3,788)                3,634
-------------------------------------------------------------
HIGH YIELD (7.4%)
-------------------------------------------------------------
                                            FACE
                                           AMOUNT
                                           (000)
                                          -------
ASSET BACKED CORPORATES (0.1%)
(+)++ Securitized Multiple Asset Rated
  Trust Series 97-3 A1
   7.72%, 6/15/05                N/R     $      135        27
(+) OHA Auto Grantor Trust,
  Series 97-A
   11.00%, 9/15/03               BB              88        84
-------------------------------------------------------------
GROUP TOTAL                                               111
-------------------------------------------------------------
AUTOMOTIVE (0.1%)
Hayes Lemmerz International, Inc.
   8.25%, 12/15/08               B              175       142
Tenneco Inc.,
  Series B
   11.625%, 10/15/09             B+              30        19
-------------------------------------------------------------
GROUP TOTAL                                               161
-------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
CABLE (0.9%)
Adelphia Communications
  Corp.
   7.75%, 1/15/09                B+      $      125  $    104
   9.375%, 11/15/09              B+             100        91
  Series B
   8.375%, 2/1/08                B+             145       126
   9.875%, 3/1/07                B+              40        38
+ British Sky Broadcasting
   8.20%, 7/15/09                B1             130       122
Cablevision S.A.
   13.75%, 5/1/09                BB             100        89
(+) Callahan NRH
   14.00%, 7/15/10               B-             125       124
Charter Communications
  Holdings/Charter Cap
   10.25%, 1/15/10               B+             130       127
Echostar DBS Corp.
   9.375%, 2/1/09                B              150       147
NTL, Inc. Series B
   0.00%, 4/1/08                 B-      GBP    150       133
# RCN Corp.
   0.00%, 10/15/07               B-      $      225       119
# Telewest plc
   0.00%, 4/15/09                B+             135       103
United Pan-Europe
  Communications N.V.
   10.875%, 8/1/09               B               85        72
-------------------------------------------------------------
GROUP TOTAL                                             1,395
-------------------------------------------------------------
CHEMICALS (0.2%)
Huntsman ICI
   10.125%, 7/1/09               B+      EUR     75        74
   + 10.125%, 7/1/09             B2      $       75        66
ISP Holdings, Inc.,
  Series B
   9.00%, 10/15/03               BB-            150       132
Lyondell Chemical Co.
   9.625%, 5/1/07                BB             110       107
-------------------------------------------------------------
GROUP TOTAL                                               379
-------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY COLLATERAL
  SERIES (0.0%)
+ Citicorp Mortgage
  Securities, Inc., Series
  90-7 A7
   9.50%, 6/25/05                B3               9         4
-------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
(CONT'D)                     & POOR'S)     (000)      (000)!
-------------------------------------------------------------
COMMERCIAL MORTGAGES (0.1%)
(+)+## DLJ Mortgage
  Acceptance Corp. Series
  97-CF2 S IO
   0.35%, 10/15/17               Aaa     $    3,844  $     77
(+) Franchise Mortgage
  Acceptance Corp., Loan
  Receivables Trust, Series
  96-B C1 IO
   7.929%, 11/1/18               N/R             97        27
-------------------------------------------------------------
GROUP TOTAL                                               104
-------------------------------------------------------------
COMMUNICATIONS-FIXED (1.4%)
(+)+ Bayan
  Telecommunications
  Holdings Corp.
   13.50%, 7/15/06               Caa2           140        51
Esprit Telecom Group plc
   11.00%, 6/15/08               B-      EUR     64        25
(+) Exodus Communications, Inc.
   11.625%, 7/15/10              B       $       90        90
Focal Communications
   11.875%, 1/15/10              B              100        76
Global Crossing Holdings
  Ltd.
   9.625%, 5/15/08               BB             135       135
Globix Corp.
   12.50%, 2/1/10                B-              90        64
Hermes Europe Railtel
   10.375%, 1/15/09              B               15         7
   11.50%, 8/15/07               B              100        50
# Hyperion
  Telecommunications, Inc.
   0.00%, 4/15/03                B+             105        87
Intermedia Communications,
  Inc. Series B
   # 0.00%, 7/15/08              B              175       145
   8.50%, 1/15/08                B               35        33
# Level 3 Communications,
  Inc.
   0.00%, 3/15/10                B              125        67
Netia Holdings S.A.
   13.50%, 6/15/09               B              100        82
NEXTLINK Communications
   # 0.00%, 4/15/08              B              200       117
   10.75%, 11/15/08              B               65        60
Pharmacia Corp.
   6.60%, 12/1/28                A              225       201
Primus Telecommunications
  Group, Inc.
   11.25%, 1/5/09                B-             180        92
PSINet, Inc., Series B
   10.00%, 2/15/05               B-             160       104
Rhythms NetConnections,
  Inc.
   14.00%, 2/15/10               CCC+            30        20
  Series B
   # 0.00%, 5/15/08              CCC+           315       120
RSL Communications plc
   # 0.00%, 6/15/08              B-      EUR    332  $     38
   9.125%, 3/1/08                B-      $       55        11
   12.00%, 11/1/08               B-              45        11
   12.25%, 11/15/06              B-              50        12

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
Tele1 Europe B.V.
   13.00%, 5/15/09               B-      EUR   $100  $     87
# Viatel, Inc.
   0.00%, 4/15/08                B-      $      135        34
# Wam!Net, Inc. Series B
   0.00%, 3/1/05                 CCC+           125        56
(+) WinStar Communications,
  Inc.
   0.00%, 4/15/10                B-             490       157
-------------------------------------------------------------
GROUP TOTAL                                             2,032
-------------------------------------------------------------
COMMUNICATIONS-MOBILE (0.7%)
American Mobile Satellite Corp.,
  Series B
   12.25%, 4/1/08                N/R            120        87
Centennial Cellular Corp.
   10.75%, 12/15/08              B-             100        98
# CTI Holdings S.A.
   0.00%, 4/15/08                B              150        77
Dobson Communications Corp.
   0.00%, 1/1/80                 N/R              1        82
# Dolphin
  Telecommunications
   0.00%, 6/1/08                 CCC+    EUR    110        18
   0.00%, 5/15/09                CCC+    $      125        25
Globalstar LP/Capital
   11.375%, 2/15/04              CCC            100        30
   11.50%, 6/1/05                B               20         6
Grupo Iusacell S.A. de C.V.
   14.25%, 12/1/06               B+             115       122
# Nextel Communications,
  Inc.
   0.00%, 2/15/08                B              375       287
# Occidente y Caribe
  Cellular
   0.00%, 3/15/04                B              185       134
PTC International Finance
   11.25%, 12/1/09               N/R             85        73
(+) Total Access
  Communications
   2.00%, 5/31/06                N/R         50,000        63
-------------------------------------------------------------
GROUP TOTAL                                             1,102
-------------------------------------------------------------
ENERGY (0.2%)
# Husky Oil Ltd.
   8.90%, 8/15/28                BB+             65        63
(+) Nuevo Energy Co.
   9.375%, 10/1/10               B+              65        65
Vintage Petroleum, Inc.
   8.625%, 2/1/09                BB-             40        40
   9.75%, 6/30/09                B+              75        78
-------------------------------------------------------------
GROUP TOTAL                                               246
-------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
FINANCE (0.2%)
(+) Anthem Insurance
   9.125%, 4/1/10                BBB+    $       95  $     89
Golden State Holdings
  Escrow Corp.
   7.125%, 8/1/05                BB+            140       181
-------------------------------------------------------------
GROUP TOTAL                                               270
-------------------------------------------------------------
FOOD & BEVERAGES (0.1%)
Smithfield Foods, Inc.
   7.625%, 2/15/08               BB+            120       108
-------------------------------------------------------------
GAMING (0.6%)
Harrahs Operating Co., Inc.
   7.875%, 12/15/05              BB+            225       217
Horseshoe Gaming Holdings
   8.625%, 5/15/09               B+             145       142
International Game
  Technology
   8.375%, 5/15/09               BB+            145       142
Park Place Entertainment
  Corp.
   7.875%, 12/15/05              BB+             95        92
   8.50%, 11/15/06               BBB-            75        76
Station Casinos, Inc.
   8.875%, 12/1/08               B+             135       130
   10.125%, 3/15/06              B+             100       100
-------------------------------------------------------------
GROUP TOTAL                                               899
-------------------------------------------------------------
GENERAL INDUSTRY (0.1%)
(+) Actuant Corp.
   13.00%, 5/1/09                B               65        66
(+) Flowserve Corp.
   12.25%, 8/15/10               B              105       107
-------------------------------------------------------------
GROUP TOTAL                                               173
-------------------------------------------------------------
HEALTHCARE (0.5%)
Columbia/HCA Healthcare
  Corp.
   7.69%, 6/15/25                BB+            220       188
   8.75%, 9/1/10                 BB+            100       101
Fresenius Medical Capital
  Trust II
   9.00%, 12/1/06                B+             140       140
Tenet Healthcare Corp.
   8.125%, 12/1/08               BB-            115       110
   8.625%, 1/15/07               BB-            125       124
-------------------------------------------------------------
GROUP TOTAL                                               663
-------------------------------------------------------------
HOTEL & LODGING (0.1%)
Hilton Hotels Corp.
   7.95%, 4/15/07                BBB            150       146
HMH Properties,
  Series A
   7.875%, 8/1/05                BB              80        75
-------------------------------------------------------------
GROUP TOTAL                                               221
-------------------------------------------------------------

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
                             & POOR'S)     (000)      (000)!
-------------------------------------------------------------
MEDIA & ENTERTAINMENT (0.3%)
Chancellor Media Corp.
  Series B
   8.125%, 12/15/07              B       $       90  $     91
Multicanal S.A.
   10.50%, 2/1/07                BB+            150       119
Satelites Mexicanos S.A.
   10.125%, 11/1/04              B-              90        57
TV Azteca S.A.,
  Series B
   10.50%, 2/15/07               B+             140       130
-------------------------------------------------------------
GROUP TOTAL                                               397
-------------------------------------------------------------
METALS (0.2%)
(+) EES Coke Battery Co.,
  Inc.
   9.382%, 4/15/07               B+             100        88
Murrin Murrin Holdings Ltd.
   9.375%, 8/31/07               BB-            225       202
National Steel Corp. Series
  D
   9.875%, 3/1/09                B+             135        80
-------------------------------------------------------------
GROUP TOTAL                                               370
-------------------------------------------------------------
PACKAGING (0.1%)
Norampac, Inc.
   9.50%, 2/1/08                 BB              96        97
Pindo Deli Financial Mauritius
   10.75%, 10/1/07               CCC+           250       122
-------------------------------------------------------------
GROUP TOTAL                                               219
-------------------------------------------------------------
REAL ESTATE (0.2%)
D. R. Horton, Inc.
   8.00%, 2/1/09                 BB              70        64
(+) Lennar Corp.
   9.95%, 5/1/10                 BB+             75        77
Nortek, Inc., Series B
   8.875%, 8/1/08                B+             115       106
-------------------------------------------------------------
GROUP TOTAL                                               247
-------------------------------------------------------------
RETAIL (0.3%)
DR Structured Finance,
  Series 93-K1 A1
   6.66%, 8/15/10                BB+            236       179
HMV Media Group plc Series
  B
   10.25%, 5/15/08               B              145        95
Kmart Financing
   7.75%, 1/1/80                 B+               2        50
Musicland Group, Inc.,
  Series B
   9.875%, 3/15/08               B-             200       168
-------------------------------------------------------------
GROUP TOTAL                                               492
-------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

                             !!RATINGS      FACE
                             (STANDARD     AMOUNT     VALUE
(CONT'D)                     & POOR'S)     (000)      (000)!
-------------------------------------------------------------
SERVICES (0.2%)
Waste Management, Inc.
   6.875%, 5/15/09               BBB     $       20  $     18
   7.00%, 10/15/06               BBB            155       145
   7.125%, 10/1/07               BBB             70        66
   7.125%, 12/15/17              BBB             25        21
   7.65%, 3/15/11                BBB             25        24
-------------------------------------------------------------
GROUP TOTAL                                               274
-------------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (0.3%)
Federative Republic of Brazil,
   11.00%, 8/17/40               B+             260       207
(+)# GT Group Telecom
   0.00%, 2/1/10                 CCC+           160        82
Republic of Colombia
   9.75%, 4/23/09                BB+             80        65
Republic of Philippines
   10.625%, 3/16/25              BB+            130       110
-------------------------------------------------------------
GROUP TOTAL                                               464
-------------------------------------------------------------
SUPERMARKET/DRUG (0.2%)
(+) CA FM Lease Trust
   8.50%, 7/15/17                BBB-           222       208
Stater Bros. Holdings, Inc.
   10.75%, 8/15/06               B+              70        59
-------------------------------------------------------------
GROUP TOTAL                                               267
-------------------------------------------------------------
TRANSPORTATION (0.2%)
ALPS, Series 96-1 DX
   12.75%, 6/15/06               BB-            129       123
(+) Jet Equipment Trust,
  Series 94-C1
   11.79%, 6/15/13               BBB            150       168
-------------------------------------------------------------
GROUP TOTAL                                               291
-------------------------------------------------------------
UTILITIES (0.1%)
AES Corp.
   8.50%, 11/1/07                B+             110       105
(+) Paiton Energy Funding
   9.34%, 2/15/14                CC             200        42
-------------------------------------------------------------
GROUP TOTAL                                               147
-------------------------------------------------------------
TOTAL HIGH YIELD (Cost $14,007)                        11,036
-------------------------------------------------------------

                             !!RATINGS
                             (STANDARD                VALUE
                             & POOR'S)     SHARES     (000)!
-------------------------------------------------------------
PREFERRED STOCKS (0.5%)
-------------------------------------------------------------
COMMUNICATIONS-FIXED (0.1%)
Broadwing Communications
  Series B (PIK)                 N/R            104  $    106
-------------------------------------------------------------
COMMUNICATIONS-MOBILE (0.0%)
Nextel Communications, Inc.      N/R             36        39
-------------------------------------------------------------
MEDIA & ENTERTAINMENT (0.1%)
Paxson Communications Corp.
   13.00%                        CCC+           895        88
(+) Paxson Communications
  Corp.                          N/R            363        34
-------------------------------------------------------------
GROUP TOTAL                                               122
-------------------------------------------------------------
MORTGAGES-OTHER (0.3%)
+(+) Home Ownership Funding
  Corp.                          Aaa            600       450
-------------------------------------------------------------
TOTAL PREFERRED STOCK (Cost $583)                         717
-------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------
                                           NO. OF
                                          WARRANTS
                                         ----------
COMMUNICATIONS-FIXED (0.0%)
*(+) Wam!Net, Inc.,
  expiring 3/1/05                N/R          3,750         4
-------------------------------------------------------------
COMMUNICATIONS-MOBILE (0.0%)
*(+) Globalstar
  Telecommunications Ltd.,
  expiring 2/15/04               N/R            125         2
*(+) Motient Corp.
  expiring 4/1/08                N/R              2         5
*(+) Occidente y Caribe
  Cellular expiring 3/15/04      N/R            925         3
-------------------------------------------------------------
GROUP TOTAL                                                10
-------------------------------------------------------------
MEDIA & ENTERTAINMENT (0.0%)
*(+)@ Paxson Communications
  Corp.
  expiring 6/30/03               N/R             96        --
-------------------------------------------------------------
TOTAL WARRANTS (Cost $10)                                  14
-------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                            FACE
                                           AMOUNT     VALUE
                                           (000)      (000)!
-------------------------------------------------------------
CASH EQUIVALENT (7.8%)
-------------------------------------------------------------
REPURCHASE AGREEMENT (7.8%)
Chase Securities, Inc.
  6.40%, dated 9/29/00, due
  10/2/00, to be
  repurchased at 11,572,
  collateralized by various
  U.S. Government
  Obligations, due
  11/2/00-3/29/01, valued
  at 11,681, (Cost $11,566)              $   11,566  $ 11,566
-------------------------------------------------------------
TOTAL INVESTMENTS (101.5%) (Cost $143,490)            151,280
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
Cash                                                    2,727
Foreign Currency (Cost $16,756)                        13,840
Foreign Currency held as collateral on Futures
  Contracts (Cost $1,419)                               1,359
Dividends Receivable                                       50
Interest Receivable                                       941
Receivable for Investments Sold                         1,952
Receivable for Forward Commitments                      2,776
Receivable for Fund Shares Sold                             5
Receivable for Withholding Tax Reclaim                      8
Receivable for Variation Margin on Futures
  Contracts                                               862
Unrealized Gain on Swap Agreements                         80
Other Assets                                               18
Payable for Investments Purchased                      (3,786)
Payable for Forward Commitments                       (21,756)
Payable for Fund Shares Redeemed                          (59)
Payable for Investment Advisory Fees                     (247)
Payable for Administrative Fees                            (8)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                             (16)
Payable for Shareholder Servicing Fees-Investment
  Class                                                    (1)
Unrealized Loss on Forward Foreign Currency
  Contracts                                              (947)
Other Liabilities                                         (79)
                                                     --------
                                                       (2,281)
-------------------------------------------------------------
NET ASSETS (100%)                                    $148,999
-------------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------------
NET ASSETS
Applicable to 12,346,059 outstanding shares of
  beneficial interest (unlimited authorization, no
  par value)                                         $143,434
-------------------------------------------------------------
NET ASSET VALUE PER SHARE                            $  11.62
-------------------------------------------------------------
INVESTMENT CLASS
-------------------------------------------------------------

                                                      VALUE
                                                      (000)!
-------------------------------------------------------------
-------------------------------------------------------------
NET ASSETS
Applicable to 480,678 outstanding shares of
  beneficial interest (unlimited authorization, no
  par value)                                         $  5,565
-------------------------------------------------------------
NET ASSET VALUE PER SHARE                            $  11.58
-------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                      $134,219
Undistributed Net Investment Income (Loss)             (1,321)
Undistributed Realized Net Gain (Loss)                 10,776
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                 7,790
  Foreign Currency                                     (1,676)
  Futures and Swaps                                      (789)
-------------------------------------------------------------
NET ASSETS                                           $148,999
-------------------------------------------------------------

!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public sale may
        exist.
*      Non-income producing security
(!)    A portion of these securities was pledged to cover margin
        requirements for futures contracts.
+      Moody's Investors Service, Inc. rating. Security is not
        rated by Standard & Poor's Corporation.
++     Security is fair valued by the Adviser.
(a)    Security is in default.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30, 2000.
        Maturity date disclosed is the ultimate maturity.
##     Variable or floating rate security-rate disclosed is as
        of September 30, 2000.
@      Value is less than $500.
ADR    American Depositary Receipt
(c)    Face amount is less than $500.
Inv Fl Inverse Floating Rate-Interest rate fluctuates with an inverse relationship to an associated interest rate.
        Indicated rate is the effective rate at September 30,
        2000.
IO     Interest Only
N/R    Not rated by Moody's Investors Services, Inc. or Standard
        & Poor's
       Corporation.
PAC    Planned Amortization Class
PIK    Payment-in-Kind Security
PO     Principal Only
REMIC  Real Estate Mortgage Investment conduit
TBA    Security is subject to delayed delivery. See Note A7 to
        Financial Statements.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                      SMALL
                                                                                                        CAP        MID CAP
                                                                        VALUE         EQUITY          VALUE         GROWTH
                                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                           -----------------------------------------------------------
                                                                                                    Year Ended September 30, 2000
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                     $    19,234    $     5,151    $     9,912    $     1,984
    Interest                                                              984            942          5,592          6,971
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                                    20,218          6,093         15,504          8,955
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                5,261          3,433          9,073         11,237
    Administrative Fee--Note C                                            842            549            968          1,795
    Custodian Fee--Note E                                                 177             92            129            196
    Audit Fee                                                              34             22             23             22
    Legal Fee                                                               6             17             18             39
    Filing & Registration Fees                                             54             40             63            334
    Shareholder Servicing Fee--Investment Class
 shares--Note D                                                            10              1             --             --
    Distribution Fees--Adviser Class shares--Note D                       625              9             87          1,648
    Other Expenses                                                         79             53            106            271
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                   7,088          4,216         10,467         15,542
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                (95)           (19)          (129)          (196)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                     6,993          4,197         10,338         15,346
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                 13,225          1,896          5,166         (6,391)
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                             (83,973)       108,194         91,380        363,641
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                             147,319         16,826        101,247        357,764
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                              63,346        125,020        192,627        721,405
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                       $    76,571    $   126,916    $   197,793    $   715,014
---------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                        SMALL      STRATEGIC                      DOMESTIC
                                                       MID CAP            CAP          SMALL          FIXED          FIXED
                                                         VALUE         GROWTH          VALUE         INCOME         INCOME
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year Ended September 30, 2000
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                      $     7,421    $       325    $         8    $     3,652    $        70
    Interest                                             5,918            956              4        335,049         13,011
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                     13,339          1,281             12        338,701         13,081
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                 8,821          3,628   $ 5                  16,928   $664
    Less Waived Fees                                        --             --    (5)      --            --     (22)    642
    Administrative Fee--Note C                             941            290              1          3,611            142
    Custodian Fee--Note E                                  182             63              3            344             16
    Audit Fee                                               22             22             10             46             24
    Legal Fee                                               19              7             --             50              3
    Filing & Registration Fees                              99             73              1             81             26
    Shareholder Servicing Fee--Investment
 Class shares--Note D                                       36             --             --             74             --
    Distribution Fees--Adviser Class
 shares--Note D                                            164             --             --            354              3
    Other Expenses                                         129             44              1            409             46
    Expenses Reimbursed by Advisor                          --             --             (8)            --             --
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                   10,413          4,127              8         21,897            902
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                (171)           (62)            (2)          (198)           (12)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                     10,242          4,065              6         21,699            890
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                   3,097         (2,784)             6        317,002         12,191
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                              167,559         24,174             (2)       (54,847)        (2,225)
    Futures and Swaps                                       --             --             --        (40,916)        (1,716)
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                        167,559         24,174             (2)       (95,763)        (3,941)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
    Investment Securities                              118,977         81,574            103         58,467          1,077
    Futures and Swaps                                       --             --             --         29,612            897
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation
        (Depreciation)                                 118,977         81,574            103         88,079          1,974
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                              286,536        105,748            101         (7,684)        (1,967)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $   289,633    $   102,964    $       107    $   309,318    $    10,224
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                     SPECIAL
                                                                                     PURPOSE
                                                                        FIXED          FIXED           HIGH           CASH
                                                                    INCOME II         INCOME          YIELD       RESERVES
                                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                                    Year Ended September 30, 2000
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                     $       253    $       606    $     1,110    $        --
    Interest                                                           25,171         31,686        110,547          7,554
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                                    25,424         32,292        111,657          7,554
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                1,276          1,587          4,536    $312
    Less: Waived Fees                                                      --             --             --     (66)   246
    Administrative Fee--Note C                                            272            339            806            100
    Custodian Fee--Note E                                                  36             48             74             74
    Audit Fee                                                              24             31             29             14
    Legal Fee                                                               4              5              9              1
    Filing & Registration Fees                                             24             16             47             12
    Shareholder Servicing Fee--Investment Class
 shares--Note D                                                            --             --             13              2
    Distribution Fees--Adviser Class shares--Note D                        --             --             49             --
    Other Expenses                                                         24             30            114             11
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                   1,660          2,056          5,677            460
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                (17)           (11)           (74)           (59)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                     1,643          2,045          5,603            401
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                 23,781         30,247        106,054          7,153
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                              (4,855)        (3,407)       (48,919)            --
    Foreign Currency Transactions                                          --             --          7,075             --
    Futures and Swaps                                                  (2,583)        (2,579)         2,691             --
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                        (7,438)        (5,986)       (39,153)            --
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                               1,609          2,482        (69,420)            --
    Foreign Currency Transactions                                          --             --          3,003             --
    Futures and Swaps                                                   1,831          2,452         (1,044)            --
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                           3,440          4,934        (67,461)            --
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                              (3,998)        (1,052)      (106,614)            --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                       $    19,783    $    29,195    $      (560)   $     7,153
---------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                                    INTER-
                                                                                                     GLOBAL       NATIONAL
                                                                      LIMITED                         FIXED          FIXED
                                                                     DURATION      MUNICIPAL         INCOME         INCOME
                                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                           -----------------------------------------------------------
                                                                                                    Year Ended September 30, 2000
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                                     $       105    $        --    $        92    $        --
    Interest                                                           10,996          7,691          2,609          4,997
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                                    11,101          7,691          2,701          4,997
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                  485    $477                   185            435

    Less: Waived Fees                                                      --     (12)   465             --             --
    Administrative Fee--Note C                                            129            102             40             93
    Custodian Fee--Note E                                                  15             13             42             58
    Audit Fee                                                              22             23             24             29
    Legal Fee                                                               2              2             --              1
    Filing & Registration Fees                                             15             13             11             18
    Shareholder Servicing Fee--Investment Class
 shares--Note D                                                            --             --             --             --
    Distribution Fees--Adviser Class shares--Note D                        --             --             --             --
    Other Expenses                                                         12             31              6             10
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                     680            649            308            644
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                (12)           (13)           (14)           (10)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                       668            636            294            634
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                 10,433          7,055          2,407          4,363
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                                (259)        (2,191)        (3,450)        (2,893)
    Foreign Currency Transactions                                          --             --           (899)        (4,002)
    Futures and Swaps                                                  (1,099)        (1,468)          (200)           538
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                        (1,358)        (3,659)        (4,549)        (6,357)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                 756          4,076           (910)        (6,897)
    Foreign Currency Transactions                                          --             --            274           (899)
    Futures and Swaps                                                     343          1,314              6            (66)
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                           1,099          5,390           (630)        (7,862)
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                                (259)         1,731         (5,179)       (14,219)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                       $    10,174    $     8,786    $    (2,772)   $    (9,856)
---------------------------------------------------------------------------------------------------------------------------------

+    Net of $5 and $20 withholding tax for the Global Fixed
     Income and International Fixed Income Portfolios, respectively.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               INTERMEDIATE    MULTI-MARKET                     MULTI-ASSET-
                                                                 DURATION      FIXED INCOME    BALANCED             CLASS
                                                                PORTFOLIO       PORTFOLIO      PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year Ended September 30, 2000
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                                  $         38    $         50    $   1,885    $       608
    Interest                                                          4,300           7,024       13,647          5,436
---------------------------------------------------------------------------------------------------------------------------------
       Total Income                                                   4,338           7,074       15,532          6,044
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                217    $390                1,809    $1,057

    Less: Waived Fees                                                    --      (2)    388           --     (44) 1,013
    Administrative Fee--Note C                                           46              69          321            130
    Custodian Fee--Note E                                                 8              22           67             52
    Audit Fee                                                            19              23           32             34
    Legal Fee                                                            --               1            5              1
    Filing & Registration Fees                                           13               2           37             17
    Shareholder Servicing Fee--Investment Class
 shares--Note D                                                          24              --            7              9
    Distribution Fees--Adviser Class shares--Note D                      --              --           82             --
    Foreign Tax                                                          --              38           --             --
    Other Expenses                                                       10               8           42             26
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                   337             551        2,402          1,282
---------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                               (8)            (10)         (37)            (3)
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                     329             541        2,365          1,279
---------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                4,009           6,533       13,167          4,765
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                              (635)         (1,334)      24,861          9,997
    Foreign Currency Transactions                                        --            (158)          --         (2,621)
    Futures and Swaps                                                  (322)           (151)        (544)         1,932
---------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                        (957)         (1,643)      24,317          9,308
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                               184          (1,695)      15,259            863
    Foreign Currency Transactions                                        --             347           --         (1,937)
    Futures and Swaps                                                     5             233        1,009           (379)
---------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                           189          (1,115)      16,268         (1,453)
---------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                              (768)         (2,758)      40,585          7,855
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                    $      3,241    $      3,775    $  53,752    $    12,620
---------------------------------------------------------------------------------------------------------------------------------

+ Net of $1 and $1 withholding tax for the Multi-Market Fixed Income and Multi-Asset Class Portfolios, respectively.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           SMALL CAP
                                                       VALUE                      EQUITY                     VALUE
                                                     PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                                        -------------------------------------------------------------------------
                                                            Year Ended                Year Ended                  Year Ended
                                                         September 30,             September 30,               September 30,
                                                  --------------------        ------------------        --------------------
(In Thousands)                                      1999          2000         1999         2000         1999           2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)              $    27,701    $   13,225    $   5,340    $   1,896    $   5,904    $     5,166
   Realized Net Gain (Loss)                      122,925       (83,973)     190,256      108,194       83,605         91,380
   Change in Unrealized Appreciation
     (Depreciation)                              134,138       147,319       50,024       16,826       85,609        101,247
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from
        Operations                               284,764        76,571      245,620      126,916      175,118        197,793
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                       (30,731)      (12,262)      (6,669)      (1,798)      (2,892)        (7,001)
     Realized Net Gain                          (346,188)      (25,846)    (222,761)    (194,869)    (101,623)       (68,195)
     In Excess of Realized Net Gain                   --       (85,794)          --           --           --             --
   INVESTMENT CLASS:
     Net Investment Income                          (270)          (91)         (11)          (1)          --             --
     Realized Net Gain                            (3,540)         (240)        (609)        (274)          --             --
     In Excess of Realized Net Gain                   --          (797)          --           --           --             --
   ADVISER CLASS +:
     Net Investment Income                        (4,810)       (2,959)          (4)          (2)          --           (149)
     Realized Net Gain                           (52,186)       (6,169)        (124)        (629)          --         (1,641)
     In Excess of Realized Net Gain                   --       (20,478)          --           --           --             --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                      (437,725)     (154,636)    (230,178)    (197,573)    (104,515)       (76,986)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                      348,999       312,026      101,383       92,710      288,575        571,381
     In Lieu of Cash Distributions               327,810       115,045      220,297      190,400      103,439         72,087
     Redeemed                                 (1,761,799)     (749,814)    (574,286)    (233,314)    (282,283)      (390,031)
   INVESTMENT CLASS:
     Issued                                        6,883         8,807          135           --           --             --
     In Lieu of Cash Distributions                 2,822         1,055          618          275           --             --
     Redeemed                                    (23,620)      (14,802)      (1,753)      (1,188)          --             --
   ADVISER CLASS +:
     Issued                                       78,928       298,268        2,007        3,761       20,392         39,376
     In Lieu of Cash Distributions                51,418        28,994          128          631           --          1,789
     Redeemed                                   (173,003)     (268,601)        (333)      (1,203)      (3,709)       (12,276)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions            (1,141,562)     (269,022)    (251,804)      52,072      126,414        282,326
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                  (1,294,523)     (347,087)    (236,362)     (18,585)     197,017        403,133
NET ASSETS:
   Beginning of Period                         2,638,035     1,343,512      875,064      638,702      716,729        913,746
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                             $ 1,343,512    $  996,425    $ 638,702    $ 620,117    $ 913,746    $ 1,316,879
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period
     net assets                              $     5,140    $    3,037    $     798    $     893    $   5,379    $     2,844
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                22,907        25,445        4,930        5,070       15,813         26,596
     In Lieu of Cash Distributions                23,236         9,841       12,497       11,625        6,346          3,849
     Shares Redeemed                            (117,686)      (60,973)     (28,048)     (13,178)     (15,199)       (18,734)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                              (71,543)      (25,687)     (10,621)       3,517        6,960         11,711
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                   440           722            6           --           --             --
     In Lieu of Cash Distributions                   200            90           35           17           --             --
     Shares Redeemed                              (1,547)       (1,208)         (91)         (67)          --             --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                                 (907)         (396)         (50)         (50)          --             --
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS +:
     Shares Issued                                 5,078        23,931           98          212        1,062          1,863
     In Lieu of Cash Distributions                 3,645         2,483            7           39           --             95
     Shares Redeemed                             (11,461)      (21,681)         (16)         (66)        (197)          (568)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Adviser Class Shares
        Outstanding                               (2,738)        4,733           89          185          865          1,390
---------------------------------------------------------------------------------------------------------------------------------

+ The Small Cap Value Portfolio began offering Adviser Class shares on January 22, 1999.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         MID CAP                     MID CAP                   SMALL CAP
                                                         GROWTH                      VALUE                     GROWTH
                                                         PORTFOLIO                   PORTFOLIO                 PORTFOLIO
                                                    ---------------------       -------------------        -----------------
                                                               Year Ended                Year Ended               Year Ended
                                                            September 30,             September 30,            September 30,
                                                    ---------------------       -------------------        -----------------
(In Thousands)                                         1999          2000        1999          2000        1999         2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                  $     (943)   $   (6,391)   $  3,425    $    3,097    $   (154)   $  (2,784)
   Realized Net Gain (Loss)                         237,742       363,641     109,808       167,559      15,676       24,174
   Change in Unrealized Appreciation
     (Depreciation)                                 102,485       357,764      15,607       118,977      12,161       81,574
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from Operations            339,284       715,014     128,840       289,633      27,683      102,964
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                               (2)           --      (1,451)       (2,940)         --           --
     Realized Net Gain                              (77,567)     (150,641)    (31,726)      (98,165)         --      (20,468)
   INVESTMENT CLASS:
     Net Investment Income                               --            --         (32)          (37)         --           --
     Realized Net Gain                                   --            --      (1,377)       (2,499)         --           --
   ADVISER CLASS:
     Net Investment Income                               --            --          (8)          (79)         --           --
     Realized Net Gain                              (14,328)      (53,376)       (355)       (5,142)         --           --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                          (91,897)     (204,017)    (34,949)     (108,862)         --      (20,468)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                         565,037     1,442,060     370,988       711,537      81,536      547,479
     In Lieu of Cash Distributions                   71,047       144,239      31,687        92,684          --       18,296
     Redeemed                                      (486,282)     (631,836)   (188,868)     (317,626)    (18,994)    (303,602)
   INVESTMENT CLASS:
     Issued                                              --            --       6,915        16,804          --           --
     In Lieu of Cash Distributions                       --            --       1,251         2,117          --           --
     Redeemed                                            --            --      (6,141)      (18,527)         --           --
   ADVISER CLASS:
     Issued                                         181,375       636,003      40,211        65,295          --           --
     In Lieu of Cash Distributions                   14,192        52,577         363         4,843          --           --
     Redeemed                                       (24,798)     (113,567)     (7,784)      (22,290)         --           --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions                  320,571     1,529,476     248,622       534,837      62,542      262,173
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                        567,958     2,040,473     342,513       715,608      90,225      344,669
NET ASSETS:
   Beginning of Period                              481,013     1,048,971     444,335       786,848       3,004       93,229
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                 $1,048,971    $3,089,444    $786,848    $1,502,456    $ 93,229    $ 437,898
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period net
     assets                                      $        2    $       --    $  3,056    $    3,073    $     --    $      --
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                   24,011        43,878      17,268        31,117       3,253       10,932
     In Lieu of Cash Distributions                    3,801         5,005       1,661         4,550          --          412
     Shares Redeemed                                (20,418)      (19,341)     (9,185)      (13,801)       (715)      (5,963)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                                   7,394        29,542       9,744        21,866       2,538        5,381
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                       --            --         324           747          --           --
     In Lieu of Cash Distributions                       --            --          66           104          --           --
     Shares Redeemed                                     --            --        (279)         (822)         --           --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                                      --            --         111            29          --           --
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS:
     Shares Issued                                    7,873        19,541       1,930         2,810          --           --
     In Lieu of Cash Distributions                      763         1,839          19           238          --           --
     Shares Redeemed                                 (1,101)       (3,509)       (362)         (967)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser
        Class Shares Outstanding                      7,535        17,871       1,587         2,081          --           --
---------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                            DOMESTIC
                                                              STRATEGIC         FIXED                       FIXED
                                                              SMALL VALUE       INCOME                      INCOME
                                                              PORTFOLIO         PORTFOLIO                   PORTFOLIO
                                                            -------------   -----------------------      ------------------


                                                          June 30,                  Year Ended                Year Ended
                                                          2000* to                 September 30,             September 30,
                                                          September 30,       ---------------------       ------------------
(In Thousands)                                                2000                1999          2000        1999        2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                           $            6    $  314,624    $  317,002    $  9,280    $ 12,191
   Realized Net Gain (Loss)                                           (2)     (123,134)      (95,763)     (5,139)     (3,941)
   Change in Unrealized Appreciation (Depreciation)                  103      (176,179)       88,079      (6,558)      1,974
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                                    107        15,311       309,318      (2,417)     10,224
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                                            --      (273,978)     (295,280)     (6,519)    (11,589)
     Realized Net Gain                                                --            --            --          --          --
     In Excess of Realized Net Gain                                   --      (112,821)           --      (2,430)         --
   INVESTMENT CLASS:
     Net Investment Income                                            --        (2,372)       (3,205)         --          --
     Realized Net Gain                                                --            --            --          --          --
     In Excess of Realized Net Gain                                   --        (1,138)           --          --          --
   ADVISER CLASS +:
     Net Investment Income                                            --        (7,874)       (9,437)        (21)        (84)
     Realized Net Gain                                                --            --            --          --          --
     In Excess of Realized Net Gain                                   --        (3,280)           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                            --      (401,463)     (307,922)     (8,970)    (11,673)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                                        2,399       958,460       758,396     152,307      20,810
     In Lieu of Cash Distributions                                    --       349,941       261,360       8,513      11,332
     Redeemed                                                         --    (1,222,480)   (1,272,237)    (35,643)    (38,673)
   INVESTMENT CLASS:
     Issued                                                           --        24,497        31,847          --          --
     In Lieu of Cash Distributions                                    --         2,637         2,599          --          --
     Redeemed                                                         --       (33,777)      (10,059)         --          --
   ADVISER CLASS +:
     Issued                                                           --        38,314        40,570       1,807       1,956
     In Lieu of Cash Distributions                                    --         8,285         7,098          21          84
     Redeemed                                                         --       (25,174)      (44,532)       (608)     (1,603)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                               2,399       100,703      (224,958)    126,397      (6,094)
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                       2,506      (285,449)     (223,562)    115,010      (7,543)
NET ASSETS:
   Beginning of Period                                                --     4,805,262     4,519,813      76,042     191,052
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                          $        2,506    $4,519,813    $4,296,251    $191,052    $183,509
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)
     included in end of period net assets                 $            6    $   82,491    $   83,032    $  2,949    $  3,136
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                                   236        82,479        69,172      13,812       2,028
     In Lieu of Cash Distributions                                    --        30,023        23,857         784       1,107
     Shares Redeemed                                                  --      (105,699)     (115,079)     (3,266)     (3,756)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Institutional
        Class Shares Outstanding                                     236         6,803       (22,050)     11,330        (621)
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                                    --         2,128         2,884          --          --
     In Lieu of Cash Distributions                                    --           225           237          --          --
     Shares Redeemed                                                  --        (2,881)         (914)         --          --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Investment Class
        Shares Outstanding                                            --          (528)        2,207          --          --
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS +:
     Shares Issued                                                    --         3,302         3,701         167         192
     In Lieu of Cash Distributions                                    --           710           648           2           8
     Shares Redeemed                                                  --        (2,166)       (4,053)        (56)       (157)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser Class
        Shares Outstanding                                            --         1,846           296         113          43
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations
+ The Domestic Fixed Income Portfolio began offering Adviser Class shares on
  March 1, 1999.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGE IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    SPECIAL
                                                             FIXED                   PURPOSE                HIGH
                                                             INCOME II               FIXED INCOME           YIELD
                                                             PORTFOLIO               PORTFOLIO              PORTFOLIO
                                                          ------------------      -----------------      -----------------
                                                              Year Ended              Year Ended             Year Ended
                                                             September 30,          September 30,          September 30,
                                                          ------------------      -----------------      -----------------
(In Thousands)                                                1999        2000        1999       2000       1999        2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                          $  24,833   $  23,781   $  32,201   $ 30,247   $ 87,828   $ 106,054
   Realized Net Gain (Loss)                                 (9,479)     (7,438)    (14,050)    (5,986)    (8,975)    (39,153)
   Change in Unrealized Appreciation (Depreciation)        (18,047)      3,440     (14,975)     4,934     (6,643)    (67,461)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                           (2,693)     19,783       3,176     29,195     72,210        (560)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                                 (23,025)    (24,141)    (30,952)   (28,955)   (75,740)   (103,792)
     Realized Net Gain                                          --          --      (1,670)        --     (3,816)         --
     In Excess of Realized Net Gain                         (9,302)         --     (13,202)        --    (13,719)         --
   INVESTMENT CLASS:
     Net Investment Income                                      --          --          --         --       (674)       (754)
     Realized Net Gain                                          --          --          --         --        (37)         --
     In Excess of Realized Net Gain                             --          --          --         --       (131)         --
   ADVISER CLASS:
     Net Investment Income                                      --          --          --         --     (1,019)     (1,978)
     Realized Net Gain                                          --          --          --         --        (40)         --
     In Excess of Realized Net Gain                             --          --          --         --       (145)         --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                 (32,327)    (24,141)    (45,824)   (28,955)   (95,321)   (106,524)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                                 47,254      13,340     102,595     57,104    564,421     497,033
     In Lieu of Cash Distributions                          28,219      22,441      41,048     26,394     64,229      74,128
     Redeemed                                              (99,483)   (137,175)   (193,590)  (114,085)  (371,320)   (556,225)
   INVESTMENT CLASS:
     Issued                                                     --          --          --         --      5,963       6,923
     In Lieu of Cash Distributions                              --          --          --         --        799         754
     Redeemed                                                   --          --          --         --    (10,904)     (3,683)
   ADVISER CLASS:
     Issued                                                     --          --          --         --     28,455      24,892
     In Lieu of Cash Distributions                              --          --          --         --      1,072       1,751
     Redeemed                                                   --          --          --         --    (25,988)    (15,274)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                       (24,010)   (101,394)    (49,947)   (30,587)   256,727      30,299
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                               (59,030)   (105,752)    (92,595)   (30,347)   233,616     (76,785)
NET ASSETS:
   Beginning of Period                                     443,923     384,893     552,269    459,674    724,608     958,224
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                         $ 384,893   $ 279,141   $ 459,674   $429,327   $958,224   $ 881,439
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)
     included in end of period net assets                $   6,422   $   5,226   $   7,327   $  7,675   $ 29,048   $  35,826
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                           4,326       1,282       8,853      5,222     62,967      58,969
     In Lieu of Cash Distributions                           2,531       2,152       3,506      2,393      7,249       8,821
     Shares Redeemed                                        (9,004)    (13,094)    (16,558)   (10,249)   (41,499)    (66,784)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Institutional
        Class Shares Outstanding                            (2,147)     (9,660)     (4,199)    (2,634)    28,717       1,006
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                              --          --          --         --        671         827
     In Lieu of Cash Distributions                              --          --          --         --         90          90
     Shares Redeemed                                            --          --          --         --     (1,210)       (429)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Investment Class
        Shares Outstanding                                      --          --          --         --       (449)        488
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS:
     Shares Issued                                              --          --          --         --      3,188       2,934
     In Lieu of Cash Distributions                              --          --          --         --        120         209
     Shares Redeemed                                            --          --          --         --     (2,883)     (1,806)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser Class
        Shares Outstanding                                      --          --          --         --        425       1,337
---------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                               STATEMENT OF CHANGE IN NET ASSETS
--------------------------------------------------------------------------------

                                                           CASH                    LIMITED
                                                         RESERVES                  DURATION                 MUNICIPAL
                                                        PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                                        Year Ended                Year Ended                Year Ended
                                                      September 30,             September 30,             September 30,
                                                  ----------------------    ----------------------    ----------------------
              (In Thousands)                        1999         2000         1999         2000         1999         2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                   $   8,354    $   7,153    $  12,979    $  10,433    $   5,221    $   7,055
   Realized Net Gain (Loss)                              12           --       (2,453)      (1,358)       1,657       (3,659)
   Change in Unrealized Appreciation
     (Depreciation)                                      --           --       (3,219)       1,099       (7,350)       5,390
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from Operations             (8,366)       7,153        7,307       10,174         (472)       8,786
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                           (8,350)      (7,069)     (15,085)     (10,098)      (5,526)      (6,964)
     In Excess of Realized Net Gain                      --           --           --           --           --         (680)
   INVESTMENT CLASS+:
     Net Investment Income                               (4)         (84)          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (8,354)      (7,153)     (15,085)     (10,098)      (5,526)      (7,644)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                         501,605      360,308       31,868       53,049       52,900       47,037
     Issued due to Reorganization--Note M                --           --           --           --       22,605           --
     In Lieu of Cash Distributions                    7,429        6,782       13,707        9,100        3,164        4,258
     Redeemed                                      (520,765)    (408,087)    (128,970)     (45,987)     (33,036)     (59,137)
   INVESTMENT CLASS+:
     Issued                                           1,370       14,600           --           --
     In Lieu of Cash Distributions                        4           84           --           --           --           --
     Redeemed                                          (454)     (13,626)          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
        Share Transactions                          (10,811)     (39,939)     (83,395)      16,162       45,633       (7,842)
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                        (10,799)     (39,939)     (91,173)      16,238       39,635       (6,700)
NET ASSETS:
   Beginning of Period                              168,228      157,429      252,711      161,538       82,282      121,917
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                  $ 157,429    $ 117,490    $ 161,538    $ 177,776    $ 121,917    $ 115,217
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period net
     assets                                       $      --    $      13    $     353    $     175    $      12    $     103
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                  501,607      360,308        3,088        5,255        4,439        4,216
     Shares Issued due to
       Reorganization--Note M                            --           --           --           --        1,898           --
     In Lieu of Cash Distributions                    7,429        6,782        1,331          903          268          381
     Shares Redeemed                               (520,764)    (408,088)     (12,522)      (4,546)      (2,782)      (5,223)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                                 (11,728)     (40,998)      (8,103)       1,612        3,823         (626)
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS+:
     Shares Issued                                    1,370       14,600           --           --           --           --
     In Lieu of Cash Distributions                        4           84           --           --           --           --
     Shares Redeemed                                   (455)     (13,627)          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares Outstanding             919        1,057           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------

+ The Cash Reserves Portfolio began offering Investment Class shares on August
  16, 1999.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGE IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      INTER-
                                                             GLOBAL                  NATIONAL               INTERMEDIATE
                                                          FIXED INCOME             FIXED INCOME               DURATION
                                                           PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                           Year Ended               Year Ended               Year Ended
                                                         September 30,            September 30,            September 30,
                                                      --------------------    ----------------------    --------------------
                (In Thousands)                          1999        2000        1999         2000         1999        2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                       $  3,217    $  2,407    $   4,790    $   4,363    $  5,821    $  4,009
   Realized Net Gain (Loss)                              2,461      (4,549)       3,686       (6,357)     (2,436)       (957)
   Change in Unrealized Appreciation
     (Depreciation)                                     (5,503)       (630)      (9,698)      (7,862)     (2,824)        189
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                          175      (2,772)      (1,222)      (9,856)        561       3,241
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                              (2,797)       (666)      (3,664)          --      (6,864)     (2,819)
     In Excess of Net Investment Income                     --      (1,635)        (786)      (3,477)         --          --
     Realized Net Gain                                  (1,208)         --       (2,919)        (579)         --          --
     In Excess of Realized Net Gain                         --      (1,663)          --       (1,595)     (2,363)         --
   INVESTMENT CLASS +:
     Net Investment Income                                  --          --           --           --        (127)     (1,060)
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                              (4,005)     (3,964)      (7,369)      (5,651)     (9,354)     (3,879)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                             17,920       7,646       40,078       44,531       9,931       5,467
     In Lieu of Cash Distributions                       3,545       3,608        6,680        5,076       6,347       2,666
     Redeemed                                          (25,410)    (33,750)     (62,499)     (47,625)    (73,849)    (20,287)
   INVESTMENT CLASS +:
     Issued                                                 --          --           --           --       9,163      19,630
     In Lieu of Cash Distributions                          --          --           --           --         127       1,060
     Redeemed                                               --          --           --           --          --      (2,351)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
        Share Transactions                              (3,945)    (22,496)     (15,741)       1,982     (48,281)      6,185
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                            (7,775)    (29,232)     (24,332)     (13,525)    (57,074)      5,547
NET ASSETS:
   Beginning of Period                                  71,834      64,059      150,313      125,981     116,891      59,817
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                      $ 64,059    $ 34,827    $ 125,981    $ 112,456    $ 59,817    $ 65,364
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)
     included in end of period net assets             $  1,121    $ (1,635)   $    (785)   $  (4,712)   $    135    $     71
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                       1,705         793        3,925        4,779         975         570
     In Lieu of Cash Distributions                         327         373          622          532         626         278
     Shares Redeemed                                    (2,397)     (3,543)      (6,082)      (5,106)     (7,376)     (2,120)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Institutional
        Class Shares Outstanding                          (365)     (2,377)      (1,535)         205      (5,775)     (1,272)
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS +:
     Shares Issued                                          --          --           --           --         939       2,048
     In Lieu of Cash Distributions                          --          --           --           --          13         111
     Redeemed                                               --          --           --           --          --        (246)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Investment
        Class Shares Outstanding                            --          --           --           --         952       1,913
---------------------------------------------------------------------------------------------------------------------------------

+ The Intermediate Duration Portfolio began offering Investment Class shares on
  August 16, 1999.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                               STATEMENT OF CHANGE IN NET ASSETS
--------------------------------------------------------------------------------

                                                           MULTI-MARKET                                     MULTI-ASSET-
                                                           FIXED INCOME              BALANCED                  CLASS
                                                            PORTFOLIO                PORTFOLIO               PORTFOLIO
                                                            Year Ended              Year Ended               Year Ended
                                                          September 30,            September 30,           September 30,
                                                       --------------------    ---------------------    --------------------
                 (In Thousands)                          1999        2000        1999         2000        1999        2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                        $  6,661    $  6,533    $  13,987    $ 13,167    $  5,054    $  4,765
   Realized Net Gain (Loss)                              (1,192)     (1,643)      47,459      24,317      17,846       9,308
   Change in Unrealized Appreciation
     (Depreciation)                                      (3,213)     (1,115)       9,204      16,268       7,066      (1,453)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                         2,256       3,775       70,650      53,752      29,966      12,620
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                               (6,324)     (6,914)     (12,193)    (11,714)     (4,601)     (3,856)
     In Excess of Net Investment Income                      --          --           --          --          --      (1,267)
     Realized Net Gain                                       --          --      (38,112)    (46,224)    (13,405)    (17,099)
   INVESTMENT CLASS:
     Net Investment Income                                   --          --          (12)       (105)       (189)       (163)
     In Excess of Net Investment Income                      --          --           --          --          --         (54)
     Realized Net Gain                                       --          --          (45)        (29)       (506)       (783)
   ADVISER CLASS:
     Net Investment Income                                   --          --         (781)       (964)         --          --
     Realized Net Gain                                       --          --       (2,479)     (4,100)         --          --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                               (6,324)     (6,914)     (53,622)    (63,136)    (18,701)    (23,222)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                               8,691      13,376       71,797     178,002      13,772      13,582
     In Lieu of Cash Distributions                        3,908       3,403       50,242      57,872      16,513      20,143
     Redeemed                                            (4,287)    (55,642)    (178,690)    (63,836)    (53,340)    (32,973)
   INVESTMENT CLASS:
     Issued                                                  --          --          259       9,339         119         124
     In Lieu of Cash Distributions                           --          --           58         134         695       1,000
     Redeemed                                                --          --         (584)     (1,784)       (188)     (2,383)
   ADVISER CLASS:
     Issued                                                  --          --        4,775       7,360          --          --
     In Lieu of Cash Distributions                           --          --        3,259       5,062          --          --
     Redeemed                                                --          --       (4,278)     (6,978)         --          --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                      8,312     (38,863)     (53,162)    185,171     (22,429)       (507)
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                              4,244     (42,002)     (36,134)    175,787     (11,164)    (11,109)
NET ASSETS:
   Beginning of Period                                   97,062     101,306      407,438     371,304     171,272     160,108
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                       $101,306    $ 59,304    $ 371,304    $547,091    $160,108    $148,999
---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)
     included in end of period net assets              $  1,742    $  1,117    $   3,741    $  3,691    $  2,087    $ (1,321)
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                          913       1,451        5,144      13,288       1,097       1,111
     In Lieu of Cash Distributions                          405         369        3,808       4,519       1,394       1,701
     Shares Redeemed                                       (452)     (6,028)     (12,652)     (4,745)     (4,252)     (2,759)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Institutional
        Class Shares Outstanding                            866      (4,208)      (3,700)     13,062      (1,761)         53
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                           --          --           19         714          10          10
     In Lieu of Cash Distributions                           --          --            4          10          58          85
     Shares Redeemed                                         --          --          (41)       (134)        (15)       (198)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Investment
        Class Shares Outstanding                             --          --          (18)        590          53        (103)
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS:
     Shares Issued                                           --          --          341         555          --          --
     In Lieu of Cash Distributions                           --          --          247         396          --          --
     Shares Redeemed                                         --          --         (306)       (524)         --          --
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser Class
        Shares Outstanding                                   --          --          282         427          --          --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


VALUE PORTFOLIO                                                               Institutional Class
                                                   ------------------------------------------------------------------------------
                                                                                 Year Ended September 30,
                                                                ----------------------------------------------------------
                                                                1996         1997+          1998         1999+       2000+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    14.89    $    15.61    $    20.37    $    15.16    $  13.59
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                       0.30          0.34          0.34          0.21        0.16
    Net Realized and Unrealized Gain (Loss) on
      Investments                                               2.20          5.75         (3.38)         1.11        0.95
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                2.50          6.09         (3.04)         1.32        1.11
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                      (0.32)        (0.30)        (0.36)        (0.28)      (0.18)
    Realized Net Gain                                          (1.46)        (1.03)        (1.81)        (2.61)      (1.27)
    In Excess of Realized Net Gain                                --            --            --            --       (0.39)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            (1.78)        (1.33)        (2.17)        (2.89)      (1.84)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    15.61    $    20.37    $    15.16    $    13.59    $  12.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  18.41%        41.25%       (16.41%)        8.30%       9.67%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                 $1,844,740    $3,542,772    $2,288,236    $1,079,356    $690,859
    Ratio of Expenses to Average Net Assets (1)                0.61%         0.62%         0.60%         0.63%       0.61%
    Ratio of Net Investment Income to Average Net
      Assets                                                   2.07%         1.93%         1.76%         1.38%       1.32%
    Portfolio Turnover Rate                                      53%           46%           56%           53%         50%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                            0.60%         0.61%         0.59%         0.62%       0.60%
---------------------------------------------------------------------------------------------------------------------------------

                                                             Investment Class                         Adviser Class
                                    -----------------------------------------------------   ----------------------------------
                                          May 6,                                                July 17,            Year Ended
                                       1996** to                 Year Ended September 30,     1996*** to         September 30,
                                       September         --------------------------------      September   -------------------
                                             30,     1997+       1998     1999+     2000+            30,      1997+       1998
                                            1996                                                    1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                          $      14.97   $ 15.60   $  20.36   $ 15.15   $ 13.58   $      14.11   $  15.61   $  20.35
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
    Net Investment Income                   0.12      0.31       0.31      0.19      0.15           0.01       0.30       0.29
    Net Realized and
      Unrealized Gain
      (Loss) on Investments                 0.59      5.75      (3.38)     1.12      0.94           1.49       5.74      (3.38)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                                 0.71      6.06      (3.07)     1.31      1.09           1.50       6.04      (3.09)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                  (0.08)    (0.27)     (0.33)    (0.27)    (0.15)            --      (0.27)     (0.32)
    Realized Net Gain                         --     (1.03)     (1.81)    (2.61)    (1.27)            --      (1.03)     (1.81)
    In Excess of Realized
      Net Gain                                --        --         --        --     (0.39)            --         --         --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (0.08)    (1.30)     (2.14)    (2.88)    (1.81)            --      (1.30)     (2.13)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                             $      15.60   $ 20.36   $  15.15   $ 13.58   $ 12.86   $      15.61   $  20.35   $  15.13
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               4.78%    41.01%    (16.55%)    8.20%     9.50%         10.63%     40.87%    (16.66%)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
    Net Assets, End of
      Period (Thousands)            $      9,244   $29,847   $ 24,527   $ 9,673   $ 4,069   $     15,493   $201,253   $325,272
    Ratio of Expenses to
      Average Net Assets
      (2)                                  0.76%*    0.80%      0.75%     0.78%     0.76%          0.86%*     0.90%      0.85%
    Ratio of Net Investment
      Income to Average
      Net Assets                           2.05%*    1.75%      1.62%     1.25%     1.19%          1.66%*     1.63%      1.52%
    Portfolio Turnover Rate                  53%       46%        56%       53%       50%            53%        46%        56%
------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL
    INFORMATION ON THE
    RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due
      to Expense
      Reimbursement/Waiver                   N/A     0.09%        N/A       N/A       N/A            N/A        N/A        N/A
    Ratio Including Expense
      Offsets                              0.75%*    0.79%      0.74%     0.77%     0.75%          0.85%*     0.89%      0.84%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


                               1999+     2000+
-----------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                   $  15.13   $  13.57
-----------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
    Net Investment Income        0.17       0.13
    Net Realized and
      Unrealized Gain
      (Loss) on Investments      1.12       0.94
-----------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                      1.29       1.07
-----------------------------------------------------
DISTRIBUTIONS
    Net Investment Income       (0.24)     (0.15)
    Realized Net Gain           (2.61)     (1.27)
    In Excess of Realized
      Net Gain                     --      (0.39)
-----------------------------------------------------
TOTAL DISTRIBUTIONS             (2.85)     (1.81)
-----------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $  13.57   $  12.83
-----------------------------------------------------
TOTAL RETURN                    8.10%      9.31%
-----------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
    Net Assets, End of
      Period (Thousands)     $254,483   $301,497
    Ratio of Expenses to
      Average Net Assets
      (2)                       0.88%      0.86%
    Ratio of Net Investment
      Income to Average
      Net Assets                1.10%      1.05%
    Portfolio Turnover Rate       53%        50%
-----------------------------------------------------
(2) SUPPLEMENTAL
    INFORMATION ON THE
    RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due
      to Expense
      Reimbursement/Waiver        N/A        N/A
    Ratio Including Expense
      Offsets                   0.87%      0.85%
-----------------------------------------------------
-----------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
+    Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                                              Institutional Class
EQUITY PORTFOLIO                                                                                  Year Ended September 30,
                                                                        --------------------------------------------------
                                                                    1996          1997        1998        1999       2000+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    24.43    $    25.67    $  29.45    $  20.44    $  19.82
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                            0.50          0.36        0.24        0.14        0.05
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                    3.26          8.22       (1.04)       5.24        3.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    3.76          8.58       (0.80)       5.38        3.58
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                           (0.50)        (0.40)      (0.28)      (0.17)      (0.05)
   Realized Net Gain                                               (2.02)        (4.40)      (7.93)      (5.83)      (6.07)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                (2.52)        (4.80)      (8.21)      (6.00)      (6.12)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    25.67    $    29.45    $  20.44    $  19.82    $  17.28
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      16.48%        38.46%      (2.66%)     30.15%      19.83%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                      $1,442,261    $1,312,547    $872,662    $635,593    $615,078
   Ratio of Expenses to Average Net Assets (1)                     0.60%         0.60%       0.61%       0.62%       0.61%
   Ratio of Net Investment Income to Average Net
     Assets                                                        1.95%         1.30%       0.94%       0.64%       0.27%
   Portfolio Turnover Rate                                           67%           85%         77%        103%        211%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                               0.60%         0.59%       0.59%       0.60%       0.61%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 Investment Class##
                                                        ----------------------------------------------------------
                                                         April 10,                       Year Ended
                                                         1996** to                    September 30,     October 1,
                                                         September 30,     ------------------------        1999 to
                                                                         1997       1998       1999        June 1,
                                                              1996                                          2000#+
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     24.31    $ 25.66    $ 29.42    $ 20.42    $     19.80
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                      0.22       0.34       0.20       0.07           0.01
   Net Realized and Unrealized Gain (Loss) on
     Investments                                              1.24       8.17      (1.03)      5.27           3.21
------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              1.46       8.51      (0.83)      5.34           3.22
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                     (0.11)     (0.35)     (0.24)     (0.13)         (0.02)
   Realized Net Gain                                            --      (4.40)     (7.93)     (5.83)         (6.07)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.11)     (4.75)     (8.17)     (5.96)         (6.09)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $     25.66    $ 29.42    $ 20.42    $ 19.80    $     16.93
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 6.02%     38.12%     (2.78%)    29.92%         10.30%
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)               $       113    $ 2,354    $ 2,029    $   986    $        --@
   Ratio of Expenses to Average Net Assets (2)               0.75%*     0.80%      0.76%      0.77%          0.76%*
   Ratio of Net Investment Income to Average
     Net Assets                                              1.83%*     1.12%      0.78%      0.52%          0.08%*
   Portfolio Turnover Rate                                     67%        85%        77%       103%           211%
------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                    N/A      1.28%        N/A        N/A            N/A
     Ratio Including Expense Offsets                         0.75%*     0.80%      0.74%      0.75%          0.76%*
------------------------------------------------------------------------------------------------------------------


                                                             Adviser Class
                                                 ---------------------------------
                                                 January 16,            Year Ended
                                                  1998*** to         September 30,
                                                   September 30,   ---------------
                                                                             2000+
                                                        1998       1999
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     20.50    $ 20.42    $ 19.79
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                0.10       0.11       0.01
   Net Realized and Unrealized Gain (Loss) on
     Investments                                       (0.09)      5.21       3.53
------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.01       5.32       3.54
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                               (0.09)     (0.12)     (0.02)
   Realized Net Gain                                      --      (5.83)     (6.07)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (0.09)     (5.95)     (6.09)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     20.42    $ 19.79    $ 17.24
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (0.02%)    29.80%     19.58%
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)         $       373    $ 2,123    $ 5,039
   Ratio of Expenses to Average Net Assets (2)         0.88%*     0.87%      0.86%
   Ratio of Net Investment Income to Average
     Net Assets                                        0.65%*     0.34%      0.04%
   Portfolio Turnover Rate                               77%       103%       211%
------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                              N/A        N/A        N/A
     Ratio Including Expense Offsets                   0.82%*     0.85%      0.86%
------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
#    The Investment Class ceased operations as of June 1, 2000.
##   Amounts for the period from October 1, 1999 to June 1, 2000 are unaudited.
-----------------------------------------------------------------
@    Value is less than $500.
+    Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                                              Institutional Class
SMALL CAP VALUE PORTFOLIO                                                                         Year Ended September 30,
                                                                         -------------------------------------------------
                                                                    1996        1997        1998       1999+         2000+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 18.28     $ 19.64     $ 24.97     $ 17.37     $   18.62
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                           0.18        0.15        0.16        0.13          0.09
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                   3.62        8.39       (4.33)       3.65          4.01
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    3.80        8.54       (4.17)       3.78          4.10
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                          (0.20)      (0.11)      (0.14)      (0.07)        (0.14)
    Realized Net Gain                                              (2.24)      (3.10)      (3.29)      (2.46)        (1.40)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                (2.44)      (3.21)      (3.43)      (2.53)        (1.54)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  19.64    $  24.97    $  17.37    $  18.62    $    21.18
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      24.00%      49.81%     (18.34%)     23.83%        23.11%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                       $585,457    $897,396    $716,729    $897,629    $1,269,171
    Ratio of Expenses to Average Net Assets (1)                    0.86%       0.86%       0.86%       0.86%         0.86%
    Ratio of Net Investment Income to Average Net Assets           0.99%       0.70%       0.71%       0.70%         0.43%
    Portfolio Turnover Rate                                         145%        107%        163%        251%          193%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                0.86%       0.86%       0.86%       0.86%         0.85%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                  ADVISER CLASS
                                                                      --------------------------------
                                                                    January 22,            Year
                                                                      1999** to           Ended
                                                                  September 30,   September 30,
                                                                          1999+           2000+
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 17.32         $ 18.62
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                  0.06            0.04
    Net Realized and Unrealized Gain (Loss) on Investments                 1.24            4.02
------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           1.30            4.06
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    --           (0.13)
    Realized Net Gain                                                        --           (1.40)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          --           (1.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 18.62         $ 21.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              7.51%          22.83%
------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                               $16,117         $47,708
    Ratio of Expenses to Average Net Assets (2)                           1.11%*          1.11%
    Ratio of Net Investment Income to Average Net Assets                  0.45%*          0.18%
    Portfolio Turnover Rate                                                251%            193%
------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                       1.10%*          1.10%
------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Adviser Class shares
-----------------------------------------------------------------
+    Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                                             Institutional Class
                                                                           -----------------------------------------------------
MID CAP GROWTH PORTFOLIO                                                                            Year Ended September 30,
                                                                           -------------------------------------------------
                                                                      1996        1997        1998        1999          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  18.60    $  20.53    $  21.84    $  18.62    $    25.77
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                      0.01       (0.01)      (0.03)      (0.01)        (0.06)
    Net Realized and Unrealized Gain (Loss) on Investments            4.70        4.75        0.24       10.65         13.71
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      4.71        4.74        0.21       10.64         13.65
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.03)         --          --       (0.00)++         --
    Realized Net Gain                                                (2.75)      (3.43)      (3.43)      (3.49)        (4.27)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (2.78)      (3.43)      (3.43)      (3.49)        (4.27)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  20.53    $  21.84    $  18.62    $  25.77    $    35.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        28.81%      28.05%       2.00%      64.27%        56.60%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $403,281    $446,963    $429,955    $785,659    $2,109,750
    Ratio of Expenses to Average Net Assets (1)                      0.60%       0.63%       0.62%       0.62%         0.62%
    Ratio of Net Investment Income to Average Net Assets             0.04%      (0.07%)     (0.13%)     (0.07%)       (0.21%)
    Portfolio Turnover Rate                                           141%        134%        172%        208%          169%
--------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.60%       0.61%       0.60%       0.60%         0.61%
--------------------------------------------------------------------------------------------------------------------------------

++   Amount is less than $0.01 per share.


                                                                                                         Adviser Class
                                                                     -------------------------------------------------
                                                                    January 31,           Year Ended September 30,
                                                                      1997** to         --------------------------
                                                                  September 30,       1998        1999        2000
                                                                           1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       17.04    $ 21.81    $  18.55    $  25.59
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                          (0.02)     (0.03)      (0.05)      (0.09)
    Net Realized and Unrealized Gain (Loss) on Investments                 4.79       0.20       10.58       13.56
----------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           4.77       0.17       10.53       13.47
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Realized Net Gain                                                        --      (3.43)      (3.49)      (4.27)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       21.81    $ 18.55    $  25.59    $  34.79
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             27.99%      1.79%      63.87%      56.24%
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $       1,200    $51,058    $263,312    $979,694
    Ratio of Expenses to Average Net Assets (2)                           0.88%*     0.87%       0.88%       0.87%
    Ratio of Net Investment Income to Average Net Assets                 (0.41%)*   (0.25%)     (0.31%)     (0.46%)
    Portfolio Turnover Rate                                                134%       172%        208%        169%
----------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                       0.86%*     0.84%       0.86%       0.86%
----------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Adviser Class shares

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                         Institutional Class
                                                                -----------------------------------------------------------------
MID CAP VALUE PORTFOLIO                                                                  Year Ended September 30,
                                                                         -------------------------------------------------
                                                                               1997+       1998+       1999+         2000+
                                                                    1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  13.45    $  14.49    $  21.80    $  18.12    $    21.88
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                           0.11        0.05        0.08        0.12          0.06
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                   2.52        8.37       (1.53)       5.01          5.78
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    2.63        8.42       (1.45)       5.13          5.84
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                          (0.55)      (0.10)      (0.04)      (0.06)        (0.08)
    Realized Net Gain                                              (1.04)      (1.01)      (2.19)      (1.31)        (2.57)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                (1.59)      (1.11)      (2.23)      (1.37)        (2.65)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  14.49    $  21.80    $  18.12    $  21.88    $    25.07
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      22.30%      61.40%      (6.92%)     29.44%        29.48%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                       $ 50,449    $220,260    $420,555    $721,015    $1,374,275
    Ratio of Expenses to Average Net Assets (1)                    0.88%       0.90%       0.90%       0.87%         0.87%
    Ratio of Net Investment Income to Average Net Assets           1.61%       0.28%       0.40%       0.57%         0.28%
    Portfolio Turnover Rate                                         377%        184%        213%        244%          226%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                         0.18%       0.02%         N/A         N/A           N/A
    Ratio Including Expense Offsets                                0.88%       0.88%       0.88%       0.86%         0.85%
---------------------------------------------------------------------------------------------------------------------------------

                                                                           Investment Class                        Adviser Class
                                                 ----------------------------------------------------------        --------------

                                                        May 10,            Year Ended September 30,                      July 17,
                                                      1996** to      -----------------------------------               1998*** to
                                                  September 30,      1997+      1998+      1999+      2000+         September 30,
                                                           1996                                                             1998+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 13.77    $ 14.48    $ 21.75    $ 18.05    $ 21.80         $       21.82
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                  0.04       0.01       0.05       0.09       0.03                  0.01
    Net Realized and Unrealized Gain (Loss)
      on Investments                                       0.67       8.36      (1.53)      5.00       5.75                 (3.71)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           0.71       8.37      (1.48)      5.09       5.78                 (3.70)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                    --      (0.09)     (0.03)     (0.03)     (0.04)                   --
    Realized Net Gain                                        --      (1.01)     (2.19)     (1.31)     (2.57)                   --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          --      (1.10)     (2.22)     (1.34)     (2.61)                   --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       14.48    $ 21.75    $ 18.05    $ 21.80    $ 24.97         $       18.12
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              5.16%     61.05%     (7.08%)    29.30%     29.25%               (16.96%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)         $         127    $ 1,238    $18,861    $25,197    $29,593         $       4,919
    Ratio of Expenses to Average Net Assets
      (2)                                                 1.03%*     1.09%      1.05%      1.02%      1.02%                 1.24%*
    Ratio of Net Investment Income to
      Average Net Assets                                  0.86%*     0.04%      0.25%      0.42%      0.14%                 0.25%*
    Portfolio Turnover Rate                                377%       184%       213%       244%       226%                  213%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                0.14%*     4.60%        N/A        N/A        N/A                   N/A
    Ratio Including Expense Offsets                       1.03%*     1.07%      1.03%      1.01%      1.00%                 1.17%*
---------------------------------------------------------------------------------------------------------------------------------


                                                Adviser Class
                                               ----------------
                                                  Year Ended
                                                September 30,
                                               ----------------
                                                1999+      2000+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 18.12    $ 21.86
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                        0.07       0.01
    Net Realized and Unrealized Gain (Loss)
      on Investments                             5.01       5.76
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 5.08       5.77
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                       (0.03)     (0.04)
    Realized Net Gain                           (1.31)     (2.57)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             (1.34)     (2.61)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $ 21.86    $ 25.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   29.12%     29.12%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)     $40,636    $98,588
    Ratio of Expenses to Average Net Assets
      (2)                                       1.12%      1.12%
    Ratio of Net Investment Income to
      Average Net Assets                        0.33%      0.03%
    Portfolio Turnover Rate                      244%       226%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                        N/A        N/A
    Ratio Including Expense Offsets             1.11%      1.10%
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
+    Per share amounts are based upon average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                Institutional Class
                                                                   ----------------------------------------------------
                                                                     June 30,           Year Ended September 30,
                                                                    1998** to              ---------------------
                                                                   September 30,
                                                                            1998       1999+            2000
SMALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $      10.00    $      8.57    $       32.28
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                           (0.01)          (0.13)          (0.34)
    Net Realized and Unrealized Gain (Loss) on Investments                 (1.42)          23.84           25.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           (1.43)          23.71           25.08
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Realized Net Gain                                                         --              --           (4.40)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $       8.57    $      32.28    $      52.96
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (14.30%)        276.66%          80.31%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $      3,004    $     93,229    $    437,898
    Ratio of Expenses to Average Net Assets (1)                            1.16%*          1.18%           1.14%
    Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                               (0.46%)*        (0.50%)         (0.77%)
    Portfolio Turnover Rate                                                  67%            300%            206%
-----------------------------------------------------------------------------------------------------------------------
(1)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                 3.67%*          0.15%             N/A
    Ratio Including Expense Offsets                                        1.15%*          1.15%           1.12%
-----------------------------------------------------------------------------------------------------------------------

+    Per share amounts are based on average shares outstanding.


                                                                Institutional Class
                                                            ---------------------------
                                                                        June 30,
                                                                       2000** to
                                                                   September 30,
                                                                            2000
STRATEGIC SMALL VALUE PORTFOLIO
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $      10.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                   0.03
    Net Realized and Unrealized Gain (Loss) on Investments                  0.59
---------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            0.62
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $      10.62
---------------------------------------------------------------------------------------
TOTAL RETURN                                                               6.20%
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $      2,506
    Ratio of Expenses to Average Net Assets (2)                            1.31%*
    Ratio of Net Investment Income to Average Net Assets                   1.15%*
    Portfolio Turnover Rate                                                  33%
---------------------------------------------------------------------------------------
(2)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                 4.23%*
    Ratio Including Expense Offsets                                        1.15%*
---------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                                              Institutional Class
                                                                      -----------------------------------------------------------

FIXED INCOME PORTFOLIO                                     Year Ended September 30,
                                                           ------------------------------------------------------
                                                                 1996         1997+         1998+         1999+         2000+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    11.82    $    11.83    $    12.22    $    12.22    $    11.26
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                        0.78          0.80          0.78          0.77          0.77
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                0.08          0.50          0.14         (0.72)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 0.86          1.30          0.92          0.05          0.75
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                       (0.79)        (0.78)        (0.75)        (0.71)        (0.76)
    Realized Net Gain                                           (0.06)        (0.13)        (0.17)           --            --
    In Excess of Realized Net Gain                                 --            --            --         (0.30)           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (0.85)        (0.91)        (0.92)        (1.01)        (0.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $    11.83    $    12.22    $    12.22    $    11.26    $    11.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    7.63%        11.47%         7.90%         0.33%         7.02%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                  $1,790,146    $3,219,987    $4,625,015    $4,338,939    $4,087,553
    Ratio of Expenses to Average Net Assets (1)                 0.48%         0.49%         0.48%         0.48%         0.48%
    Ratio of Net Investment Income to Average Net
      Assets                                                    6.77%         6.73%         6.49%         6.62%         7.03%
    Portfolio Turnover Rate                                      162%          179%          121%          103%           62%
---------------------------------------------------------------------------------------------------------------------------------
(1)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                             0.48%         0.48%         0.47%         0.47%         0.47%
---------------------------------------------------------------------------------------------------------------------------------


                                                             Investment Class                                   Adviser Class
                                              -------------------------------   -------------------------------------------------
                                    October 15,                    Year Ended    November 7,                       Year Ended
                                      1996** to                 September 30,     1996*** to                    September 30,
                                  September 30,       ----------------------      September 30,     -------------------------
                                                    1998+     1999+     2000+                                1999+      2000+
                                          1997+                                        1997+      1998+
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $      11.80   $ 12.22   $ 12.22   $ 11.27   $      12.04   $  12.22   $  12.23   $  11.26
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
    Net Investment Income                  0.75      0.76      0.76      0.76           0.70       0.75       0.74       0.75
    Net Realized and
      Unrealized Gain (Loss)
      on Investments                       0.40      0.14     (0.72)    (0.03)          0.20       0.14      (0.72)     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                                1.15      0.90      0.04      0.73           0.90       0.89       0.02       0.73
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                 (0.60)    (0.73)    (0.69)    (0.75)         (0.59)     (0.71)     (0.69)     (0.75)
    Realized Net Gain                     (0.13)    (0.17)       --        --          (0.13)     (0.17)        --         --
    In Excess of Realized Net
      Gain                                   --        --     (0.30)       --             --         --      (0.30)        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (0.73)    (0.90)    (0.99)    (0.75)         (0.72)     (0.88)     (0.99)     (0.75)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $      12.22   $ 12.22   $ 11.27   $ 11.25   $      12.22   $  12.23   $  11.26   $  11.24
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                             10.07%     7.72%     0.24%     6.84%          7.79%      7.63%      0.07%      6.79%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                  $      9,527   $48,944   $39,165   $63,944   $     76,683   $131,303   $141,709   $144,754
    Ratio of Expenses to
      Average Net Assets (2)              0.66%*    0.63%     0.63%     0.63%          0.77%*     0.73%      0.73%      0.73%
    Ratio of Net Investment
      Income to Average Net
      Assets                              6.57%*    6.31%     6.50%     6.89%          6.50%*     6.22%      6.38%      6.78%
    Portfolio Turnover Rate                179%      121%      103%       62%           179%       121%       103%        62%
---------------------------------------------------------------------------------------------------------------------------------
(2)  SUPPLEMENTAL INFORMATION
    ON THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS:
    Reduction in Ratio due to
      Expense
      Reimbursement/Waiver                0.12%*      N/A       N/A       N/A          0.01%*       N/A        N/A        N/A
    Ratio Including Expense
      Offsets                             0.65%*    0.62%     0.62%     0.62%          0.76%*     0.72%      0.72%      0.72%
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
+    Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

DOMESTIC FIXED INCOME PORTFOLIO


                                                                                      Institutional Class
                                                                         ---------------------------------------------
                                                                                   Year Ended September 30,
                                                                         ---------------------------------------------
                                                                        1996       1997       1998        1999       2000+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.03    $ 10.89    $ 11.27    $  11.40    $  10.55
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                               0.56       0.74       0.73        0.71        0.71
    Net Realized and Unrealized Gain (Loss) on Investments             (0.09)      0.33       0.32       (0.83)      (0.12)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        0.47       1.07       1.05       (0.12)       0.59
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (0.57)     (0.67)     (0.79)      (0.52)      (0.68)
    Realized Net Gain                                                     --      (0.02)     (0.13)         --          --
    In Excess of Realized Net Gain                                     (0.04)        --         --       (0.21)         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (0.61)     (0.69)     (0.92)      (0.73)      (0.68)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 10.89    $ 11.27    $ 11.40    $  10.55    $  10.46
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           4.41%     10.20%      9.83%      (1.12%)      5.88%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                            $95,362    $96,954    $76,042    $189,860    $181,884
    Ratio of Expenses to Average Net Assets (1)                        0.52%      0.51%      0.51%       0.51%       0.51%
    Ratio of Net Investment Income to Average Net Assets               5.73%      6.48%      6.32%       6.09%       6.86%
    Portfolio Turnover Rate                                             168%       217%       145%        115%         51%
---------------------------------------------------------------------------------------------------------------------------------
(1)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver             0.01%      0.01%      0.01%         N/A       0.01%
    Ratio Including Expense Offsets                                    0.50%      0.50%      0.50%       0.49%       0.50%
---------------------------------------------------------------------------------------------------------------------------------


                                                                            Adviser Class
                                                                       ----------------------------------
                                                                         March 1,             Year
                                                                        1999** to            Ended
                                                                    September 30,    September 30,
                                                                             1999            2000+
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $       10.85   $        10.53
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                    0.39             0.68
    Net Realized and Unrealized Gain (Loss) on Investments                  (0.43)           (0.11)
---------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            (0.04)            0.57
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                   (0.28)           (0.67)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $       10.53   $        10.43
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               (0.40%)           5.68%
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $       1,192   $        1,625
    Ratio of Expenses to Average Net Assets (2)                             0.75%*           0.76%
    Ratio of Net Investment Income to Average Net Assets                    6.73%*           6.61%
    Portfolio Turnover Rate                                                  115%              51%
---------------------------------------------------------------------------------------------------------
(2)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                    N/A            0.01%
    Ratio Including Expense Offsets                                         0.74%*           0.75%
---------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
+    Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                                       INSTITUTIONAL CLASS
                                                                          ------------------------------------------------
FIXED INCOME II PORTFOLIO                                                                         Year Ended September 30,
                                                                          ------------------------------------------------
                                                                      1996        1997        1998        1999        2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  11.33    $  11.23    $  11.46    $  11.69    $  10.74
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.70        0.74        0.61        0.69        0.78
    Net Realized and Unrealized Gain (Loss) on Investments           (0.03)       0.39        0.40       (0.75)      (0.12)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      0.67        1.13        1.01       (0.06)       0.66
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.66)      (0.79)      (0.66)      (0.63)      (0.73)
    Realized Net Gain                                                (0.08)      (0.11)      (0.12)         --          --
    In Excess of Realized Net Gain                                   (0.03)         --          --       (0.26)         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.77)      (0.90)      (0.78)      (0.89)      (0.73)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  11.23    $  11.46    $  11.69    $  10.74    $  10.67
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         6.12%      10.58%       9.23%      (0.57%)      6.48%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $191,740    $226,662    $443,923    $384,893    $279,141
    Ratio of Expenses to Average Net Assets (1)                      0.50%       0.50%       0.50%       0.48%       0.49%
    Ratio of Net Investment Income to Average Net Assets             6.06%       6.54%       6.19%       6.20%       6.99%
    Portfolio Turnover Rate                                           165%        182%         92%        106%         43%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.49%       0.49%       0.49%       0.47%       0.48%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                       INSTITUTIONAL CLASS
                                                                          ------------------------------------------------
SPECIAL PURPOSE FIXED INCOME PORTFOLIO                                                            Year Ended September 30,
                                                                          ------------------------------------------------
                                                                      1996       1997+        1998        1999        2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  12.53    $  12.26    $  12.58    $  12.33    $  11.32
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.83        0.85        0.84        0.78        0.81
    Net Realized and Unrealized Gain (Loss) on Investments            0.08        0.52        0.03       (0.69)      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      0.91        1.37        0.87        0.09        0.75
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.88)      (0.87)      (0.85)      (0.73)      (0.76)
    Realized Net Gain                                                (0.30)      (0.18)      (0.27)      (0.04)         --
    In Excess of Realized Net Gain                                      --          --          --       (0.33)         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (1.18)      (1.05)      (1.12)      (1.10)      (0.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  12.26    $  12.58    $  12.33    $  11.32    $  11.31
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         7.74%      11.78%       7.31%       0.71%       6.99%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $447,646    $492,784    $552,269    $459,674    $429,327
    Ratio of Expenses to Average Net Assets (2)                      0.49%       0.49%       0.49%       0.49%       0.49%
    Ratio of Net Investment Income to Average Net Assets             6.75%       6.88%       6.89%       6.46%       7.13%
    Portfolio Turnover Rate                                           151%        198%        105%        124%         53%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.49%       0.48%       0.48%       0.48%       0.48%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

HIGH YIELD PORTFOLIO

                                                                                    INSTITUTIONAL CLASS
                                                                      ------------------------------------------------
                                                                                  Year Ended September 30,
                                                                      ------------------------------------------------
                                                                      1996       1997+       1998+       1999+       2000+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   9.08    $   9.32    $  10.15    $   8.99    $   8.77
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.88        0.86        0.85        0.86        0.89
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                     0.28        0.87       (0.93)      (0.10)      (0.88)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      1.16        1.73       (0.08)       0.76        0.01
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.92)      (0.87)      (0.82)      (0.79)      (0.92)
    Realized Net Gain                                                   --       (0.03)      (0.26)      (0.04)         --
    In Excess of Realized Net Gain                                      --          --          --       (0.15)         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.92)      (0.90)      (1.08)      (0.98)      (0.92)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $   9.32    $  10.15    $   8.99    $   8.77    $   7.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.83%      19.90%      (1.17%)      8.81%      (0.22%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $289,810    $523,899    $703,110    $937,482    $848,507
    Ratio of Expenses to Average Net Assets (1)                      0.49%       0.51%       0.50%       0.49%       0.56%
    Ratio of Net Investment Income to Average Net Assets            10.04%       9.05%       8.74%       9.61%      10.50%
    Portfolio Turnover Rate                                           115%         96%         75%         45%         55%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.48%       0.50%       0.48%       0.48%       0.55%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             Investment Class   Adviser Class
                                                         --------------------------------------------------------------------
                                                               May 21,               Year Ended September 30,     January 31,
                                                             1996** to           ----------------------------      1997*** to
                                                         September 30,     1997+     1998+    1999+     2000+   September 30,
                                                                  1996                                                  1997+
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $        9.06   $  9.31   $ 10.16   $ 9.00   $  8.78   $        9.39
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.31      0.84      0.83     0.85      0.88            0.56
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.16      0.88     (0.93)   (0.10)    (0.89)           0.59
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.47      1.72     (0.10)    0.75     (0.01)           1.15
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.22)    (0.84)    (0.80)   (0.78)    (0.90)          (0.39)
    Realized Net Gain                                               --     (0.03)    (0.26)   (0.04)       --              --
    In Excess of Realized Net Gain                                  --        --        --    (0.15)       --              --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (0.22)    (0.87)    (1.06)   (0.97)    (0.90)          (0.39)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $        9.31   $ 10.16   $  9.00   $ 8.78   $  7.87   $       10.15
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     5.34%    19.77%    (1.37%)   8.67%    (0.40%)         12.63%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                $       5,139   $10,916   $11,262   $7,041   $10,151   $       4,327
    Ratio of Expenses to Average Net Assets (2)                  0.62%*    0.70%     0.65%    0.64%     0.71%           0.78%*
    Ratio of Net Investment Income to Average Net
      Assets                                                    11.06%*    8.84%     8.58%    9.50%    10.43%           8.68%*
    Portfolio Turnover Rate                                       115%       96%       75%      45%       55%             96%
-----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                                        N/A     0.22%       N/A      N/A       N/A             N/A
     Ratio Including Expense Offsets                             0.61%*    0.69%     0.63%    0.63%     0.70%           0.76%*
-----------------------------------------------------------------------------------------------------------------------------

                                                                    Adviser Class
                                                           ----------------------
                                                                       Year Ended
                                                                    September 30,
                                                           ----------------------
                                                       1998+     1999+      2000+
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 10.15   $  8.99   $   8.76
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                               0.83      0.84       0.87
    Net Realized and Unrealized Gain (Loss) on
      Investments                                      (0.93)    (0.11)     (0.88)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       (0.10)     0.73      (0.01)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                              (0.80)    (0.77)     (0.90)
    Realized Net Gain                                  (0.26)    (0.04)        --
    In Excess of Realized Net Gain                        --     (0.15)        --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (1.06)    (0.96)     (0.90)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $  8.99   $  8.76   $   7.85
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (1.37%)    8.44%     (0.42%)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)            $10,236   $13,701   $ 22,781
    Ratio of Expenses to Average Net Assets (2)        0.75%     0.74%      0.81%
    Ratio of Net Investment Income to Average Net
      Assets                                           8.55%     9.29%     10.34%
    Portfolio Turnover Rate                              75%       45%        55%
-----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                              N/A       N/A        N/A
     Ratio Including Expense Offsets                   0.73%     0.73%      0.80%
-----------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
+    Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

CASH RESERVES PORTFOLIO


                                                                                     Institutional Class
                                                                         ----------------------------------------------
                                                                                   Year Ended September 30,
                                                                        ----------------------------------------------
                                                                       1996       1997        1998        1999        2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 1.000    $ 1.000    $  1.000    $  1.000    $  1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.052      0.052       0.053       0.048       0.058
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.052)    (0.052)     (0.053)     (0.048)     (0.058)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 1.000    $ 1.000    $  1.000    $  1.000    $  1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          5.35%      5.32%       5.47%       4.93%       5.91%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $78,497    $98,464    $168,228    $156,510    $115,513
    Ratio of Expenses to Average Net Assets (1)                       0.33%      0.33%       0.32%       0.33%       0.37%
    Ratio of Net Investment Income to Average Net Assets              5.19%      5.20%       5.33%       4.77%       5.72%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Reduction of Ratio due to Expense Reimbursement/Waiver            0.09%      0.07%       0.05%       0.04%       0.05%
    Ratio Including Expense Offsets                                   0.32%      0.32%       0.32%       0.32%       0.32%
---------------------------------------------------------------------------------------------------------------------------------


                                                                           Investment Class
                                                                     -----------------------------------
                                                                        August 16,            Year
                                                                         1999** to           Ended
                                                                     September 30,   September 30,
                                                                              1999            2000
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $       1.000   $       1.000
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                    0.006           0.056
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                   (0.006)         (0.056)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $       1.000   $       1.000
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.60%           5.75%
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                            $         919   $       1,977
    Ratio of Expenses to Average Net Assets (2)                              0.48%*          0.52%
    Ratio of Net Investment Income to Average Net Assets                     4.83%*          5.74%
---------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction of Ratio due to Expense Reimbursement/Waiver                   0.04%*          0.07%
    Ratio Including Expense Offsets                                          0.47%*          0.47%
---------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                                       INSTITUTIONAL CLASS
                                                                          ------------------------------------------------
LIMITED DURATION PORTFOLIO                                                                        Year Ended September 30,
                                                                          ------------------------------------------------
                                                                      1996        1997        1998        1999        2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  10.41    $  10.38    $  10.49    $  10.54    $  10.18
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.58        0.62        0.59        0.68        0.60
    Net Realized and Unrealized Gain (Loss) on Investments           (0.03)       0.08        0.03       (0.31)      (0.03)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      0.55        0.70        0.62        0.37        0.57
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.58)      (0.59)      (0.57)      (0.73)      (0.58)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  10.38    $  10.49    $  10.54    $  10.18    $  10.17
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         5.47%       6.98%       6.13%       3.61%       6.37%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $123,227    $155,570    $252,711    $161,538    $177,776
    Ratio of Expenses to Average Net Assets (1)                      0.43%       0.43%       0.42%       0.41%       0.42%
    Ratio of Net Investment Income to Average Net Assets             5.65%       6.15%       5.89%       6.16%       6.61%
    Portfolio Turnover Rate                                           174%        130%        107%        102%         57%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver             N/A       0.00%#        N/A         N/A         N/A
    Ratio Including Expense Offsets                                  0.42%       0.42%       0.41%       0.41%       0.41%
---------------------------------------------------------------------------------------------------------------------------------

#    Amount is less than 0.01%


                                                                                                      INSTITUTIONAL CLASS
                                                                          ------------------------------------------------
MUNICIPAL PORTFOLIO                                                                              Year Ended September 30,
                                                                            ---------------------------------------------
                                                                       1996       1997       1998        1999        2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 10.75    $ 11.23    $ 11.64    $  11.96    $  11.39
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                              0.51       0.53       0.54        0.55        0.62
    Net Realized and Unrealized Gain (Loss) on Investments             0.49       0.40       0.28       (0.53)       0.10
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                       1.00       0.93       0.82        0.02        0.72
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                             (0.52)     (0.52)     (0.50)      (0.59)      (0.62)
    In Excess of Realized Net Gain                                       --         --         --          --       (0.06)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   (0.52)     (0.52)     (0.50)      (0.59)      (0.68)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 11.23    $ 11.64    $ 11.96    $  11.39    $  11.43
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          9.46%      8.47%      7.20%       0.11%       6.66%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $54,536    $75,120    $82,282    $121,917    $115,217
    Ratio of Expenses to Average Net Assets (2)                       0.51%      0.51%      0.52%       0.51%       0.51%
    Ratio of Net Investment Income to Average Net Assets              4.66%      4.70%      4.58%       4.72%       5.51%
    Portfolio Turnover Rate                                             78%        54%       140%         88%         82%
--------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver            0.09%      0.05%      0.04%       0.09%       0.01%
    Ratio Including Expense Offsets                                   0.50%      0.50%      0.50%       0.50%       0.50%
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                                              Institutional Class
                                                                     ------------------------------------------------------------

                                                                                                         Year Ended September 30,
                                                                              ---------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO                                     1996                      1998         1999         2000
                                                                              1997+
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.05      $ 11.01      $ 10.64      $ 11.03      $ 10.42
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.63         0.60         0.55         0.51         0.53
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.09        (0.22)        0.38        (0.49)       (1.06)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.72         0.38         0.93         0.02        (0.53)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.71)       (0.59)       (0.39)       (0.44)       (0.11)
    In Excess of Net Investment Income                              --           --           --           --        (0.27)
    Realized Net Gain                                            (0.05)       (0.16)       (0.15)       (0.19)          --
    In Excess of Realized Net Gain                                  --           --           --           --        (0.28)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (0.76)       (0.75)       (0.54)       (0.63)       (0.66)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.01      $ 10.64      $ 11.03      $ 10.42      $  9.23
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     6.83%        3.53%        9.18%       (0.05%)      (5.39%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                      $67,282      $77,493      $71,834      $64,059      $34,827
    Ratio of Expenses to Average Net Assets (1)                  0.60%        0.57%        0.56%        0.54%        0.62%
    Ratio of Net Investment Income to Average Net Assets         5.25%        5.65%        5.11%        4.83%        4.87%
    Portfolio Turnover Rate                                       133%         137%          88%          56%          54%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                              0.58%        0.57%        0.56%        0.53%        0.60%
---------------------------------------------------------------------------------------------------------------------------------

+ Per Share amounts are based on average shares outstanding.


                                                                                                              Institutional Class
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Year Ended September 30,
                                                                              ---------------------------------------------------
INTERNATIONAL FIXED INCOME PORTFOLIO                              1996                      1998         1999         2000
                                                                               1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.01     $  10.77     $  10.19     $  10.75     $  10.12
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.52         0.50         0.45         0.34         0.35
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.12        (0.44)        0.56        (0.41)       (1.15)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.64         0.06         1.01        (0.07)       (0.80)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.80)       (0.38)       (0.36)       (0.28)          --
    In Excess of Net Investment Income                              --           --           --        (0.06)       (0.27)
    Realized Net Gain                                            (0.08)       (0.26)       (0.09)       (0.22)       (0.04)
    In Excess of Realized Net Gain                                  --           --           --           --        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (0.88)       (0.64)       (0.45)       (0.56)       (0.44)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  10.77     $  10.19     $  10.75     $  10.12     $   8.88
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     6.13%        0.44%       10.38%       (0.93%)      (8.23%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                     $143,137     $152,752     $150,313     $125,981     $112,456
    Ratio of Expenses to Average Net Assets (2)                  0.53%        0.53%        0.52%        0.52%        0.56%
    Ratio of Net Investment Income to Average Net Assets         5.39%        5.27%        4.59%        3.68%        3.76%
    Portfolio Turnover Rate                                       124%         107%          75%          64%          91%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                              0.53%        0.53%        0.52%        0.52%        0.55%
---------------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


INTERMEDIATE DURATION PORTFOLIO                                                                           Institutional Class
                                                             ---------------------------------------------------------
                                                                                              Year Ended September 30,
                                                                          --------------------------------------------
                                                                     1996      1997+        1998       1999      2000+
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.68    $ 10.28    $  10.48    $ 10.68    $  9.77
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                            0.60       0.61        0.58       0.72       0.67
    Net Realized and Unrealized Gain (Loss) on Investments           0.03       0.27        0.28      (0.65)     (0.19)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     0.63       0.88        0.86       0.07       0.48
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                           (0.65)     (0.53)      (0.56)     (0.76)     (0.58)
    Realized Net Gain                                               (0.38)     (0.15)      (0.10)        --         --
    In Excess of Realized Net Gain                                     --         --          --      (0.22)        --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (1.03)     (0.68)      (0.66)     (0.98)     (0.58)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 10.28    $ 10.48    $  10.68    $  9.77    $  9.67
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        6.27%      8.93%       8.57%      0.64%      5.84%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $12,017    $72,119    $116,891    $50,513    $37,686
    Ratio of Expenses to Average Net Assets (1)                     0.56%      0.55%       0.52%      0.49%      0.54%
    Ratio of Net Investment Income to Average Net Assets            6.17%      5.93%       5.84%      6.20%      6.95%
    Portfolio Turnover Rate                                          251%       204%        131%        97%        76%
-----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver          0.13%      0.05%         N/A        N/A        N/A
    Ratio Including Expense Offsets                                 0.52%      0.52%       0.51%      0.48%      0.53%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                Investment Class
                                                             -----------------------------------
                                                                   August 16,          Year
                                                                    1999** to          Ended
                                                                  September 30,    September 30,
                                                                      1999             2000+
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $        9.76    $        9.77
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                  0.11             0.65
    Net Realized and Unrealized Gain (Loss) on Investments                 0.04            (0.23)
-------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           0.15             0.42
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                 (0.14)           (0.53)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $        9.77    $        9.66
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              1.49%            5.68%
-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $       9,304    $      27,678
    Ratio of Expenses to Average Net Assets (2)                           0.64%*           0.69%
    Ratio of Net Investment Income to Average Net Assets                  8.99%*           6.81%
    Portfolio Turnover Rate                                                 97%              76%
-------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                       0.63%*           0.68%
-------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
-----------------------------------------------------------------
+    Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                        Institutional Class
                                                                   ----------------------------------------
                                                                   October 1,        Year Ended
                                                                    1997** to       September 30,
                                                                   September 30,  ----------------
MULTI-MARKET FIXED INCOME PORTFOLIO                                      1998       1999       2000
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00    $   9.86    $  9.46
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                0.56        0.65       0.80
    Net Realized and Unrealized Gain (Loss) on Investments              (0.29)      (0.42)     (0.39)
-----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         0.27        0.23       0.41
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                               (0.40)      (0.63)     (0.75)
    In Excess of Realized Net Gain                                      (0.01)         --         --
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     (0.41)      (0.63)     (0.75)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $9.86    $   9.46    $  9.12
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            2.72%       2.36%      4.50%
-----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                             $97,062    $101,306    $59,304
    Ratio of Expenses to Average Net Assets (1)                         0.58%*      0.58%      0.58%
    Ratio of Net Investment Income to Average Net Assets                6.48%*      6.79%      7.51%
    Portfolio Turnover Rate                                              163%         86%        59%
-----------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver              0.05%*        N/A      0.00%#
    Ratio Including Expense Offsets                                     0.58%*      0.58%      0.58%
-----------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
#    Amount is less than 0.01%

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                                              Institutional Class
                                                                         --------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                      ------------------------------------------------
BALANCED PORTFOLIO                                                    1996                   1998+       1999+       2000+
                                                                                  1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  13.06    $  13.81    $  15.30    $  13.46    $  13.83
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.53        0.51        0.48        0.45        0.44
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                     1.15        2.91       (0.11)       1.71        1.45
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      1.68        3.42        0.37        2.16        1.89
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.50)      (0.54)      (0.49)      (0.43)      (0.46)
    Realized Net Gain                                                (0.43)      (1.39)      (1.72)      (1.36)      (1.89)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.93)      (1.93)      (2.21)      (1.79)      (2.35)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  13.81    $  15.30    $  13.46    $  13.83    $  13.37
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.47%      27.44%       2.85%      16.99%      14.75%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $300,868    $343,284    $382,339    $341,886    $505,078
    Ratio of Expenses to Average Net Assets (1)                      0.57%       0.58%       0.59%       0.58%       0.58%
    Ratio of Net Investment Income to Average Net Assets             3.85%       3.56%       3.36%       3.21%       3.29%
    Portfolio Turnover Rate                                           110%        145%        100%        111%        162%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.57%       0.56%       0.57%       0.57%       0.57%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Adviser
                                                                                            Investment Class            Class

                                                               ---------------------------------------------       ----------
                                                                    April 4,        Year Ended September 30,       November 1,
                                                                   1997** to           ---------------------       1996*** to
                                                               September 30,     1998+      1999+      2000+    September 30,
                                                                        1997                                             1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       13.11   $ 15.30   $  13.45   $  13.82      $     14.05
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                               0.30      0.46       0.42       0.42             0.42
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                       2.09     (0.13)      1.72       1.45             2.60
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        2.39      0.33       2.14       1.87             3.02
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (0.20)    (0.46)     (0.41)     (0.43)           (0.38)
    Realized Net Gain                                                     --     (1.72)     (1.36)     (1.89)           (1.39)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (0.20)    (2.18)     (1.77)     (2.32)           (1.77)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $       15.30   $ 13.45   $  13.82   $  13.37      $     15.30
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          18.40%     2.56%     16.84%     14.59%           23.82%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                      $       3,943   $   445   $    208   $  8,085      $    27,366
    Ratio of Expenses to Average Net Assets (2)                        0.73%*    0.74%      0.74%      0.73%            0.85%*
    Ratio of Net Investment Income to Average Net
      Assets                                                           3.32%*    3.24%      3.03%      3.13%            3.24%*
    Portfolio Turnover Rate                                             145%      100%       111%       162%             145%
-----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                               N/A       N/A        N/A        N/A            0.03%*
    Ratio Including Expense Offsets                                    0.70%*    0.72%      0.72%      0.72%            0.84%*
-----------------------------------------------------------------------------------------------------------------------------

                                                               Adviser Class
                                                         ---------------------------
                                                            Year Ended September 30,
                                                         ---------------------------
                                                         1998+                 2000+
                                                                    1999+
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 15.30   $  13.43   $  13.80
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                 0.44       0.42       0.41
    Net Realized and Unrealized Gain (Loss) on
      Investments                                        (0.12)      1.71       1.44
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                          0.32       2.13       1.85
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (0.47)     (0.40)     (0.42)
    Realized Net Gain                                    (1.72)     (1.36)     (1.89)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (2.19)     (1.76)     (2.31)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 13.43   $  13.80   $  13.34
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             2.49%     16.76%     14.46%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)              $24,654   $ 29,210   $ 33,928
    Ratio of Expenses to Average Net Assets (2)          0.84%      0.83%      0.83%
    Ratio of Net Investment Income to Average Net
      Assets                                             3.11%      2.97%      3.04%
    Portfolio Turnover Rate                               100%       111%       162%
-----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                 N/A        N/A        N/A
    Ratio Including Expense Offsets                      0.82%      0.82%      0.82%
-----------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
+    Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                                       INSTITUTIONAL CLASS
                                                                     -----------------------------------------------------
MULTI-ASSET-CLASS PORTFOLIO                                                                       Year Ended September 30,
                                                                          ------------------------------------------------
                                                                     1996       1997+       1998+         1999        2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  11.34    $  12.28    $  13.64    $   11.74    $  12.43
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                            0.46        0.38        0.38         0.37        0.36
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                    1.05        2.57       (0.45)        1.62        0.60
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     1.51        2.95       (0.07)        1.99        0.96
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                           (0.42)      (0.51)      (0.34)       (0.34)      (0.31)
    In Excess of Net Investment Income                                 --          --          --           --       (0.10)
    Realized Net Gain                                               (0.15)      (1.08)      (1.49)       (0.96)      (1.36)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.57)      (1.59)      (1.83)       (1.30)      (1.77)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $  12.28    $  13.64    $  11.74    $   12.43    $  11.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       13.75%      26.50%      (0.46%)      17.71%       7.74%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                        $129,558    $173,155    $165,039    $ 152,862    $143,434
    Ratio of Expenses to Average Net Assets (1)                     0.58%       0.74%       0.78%        0.78%       0.78%
    Ratio of Net Investment Income to Average Net Assets            3.82%       3.07%       2.98%        2.86%       2.93%
    Portfolio Turnover Rate                                          122%        141%        107%         101%        152%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                          0.08%       0.08%       0.04%        0.02%       0.03%
    Ratio Including Expense Offsets                                 0.58%       0.74%       0.78%        0.78%       0.78%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                          Investment Class
                                                              ------------------------------------------------------------
                                                                   June 10,                       Year Ended September 30,
                                                                  1996** to             ----------------------------------
                                                              September 30,       1997+       1998+        1999       2000
                                                                       1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $       12.17    $  12.27    $  13.63    $  11.74    $ 12.41
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                              0.13        0.36        0.36        0.35       0.33
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                      0.08        2.57       (0.45)       1.62       0.60
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                       0.21        2.93       (0.09)       1.97       0.93
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                             (0.11)      (0.49)      (0.31)      (0.34)     (0.30)
    In Excess of Net Investment Income                                   --          --          --          --      (0.10)
    Realized Net Gain                                                    --       (1.08)      (1.49)      (0.96)     (1.36)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   (0.11)      (1.57)      (1.80)      (1.30)     (1.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $       12.27    $  13.63    $  11.74    $  12.41    $ 11.58
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          1.75%      26.32%      (0.61%)     17.53%      7.54%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                     $       3,074    $  5,075    $  6,233    $  7,246    $ 5,565
    Ratio of Expenses to Average Net Assets (2)                       0.73%*      0.96%       0.93%       0.93%      0.93%
    Ratio of Net Investment Income to Average Net
      Assets                                                          3.68%*      2.85%       2.86%       2.72%      2.77%
    Portfolio Turnover Rate                                            122%        141%        107%        101%       152%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                            0.08%*      0.55%       0.04%       0.02%      0.03%
    Ratio Including Expense Offsets                                   0.73%*      0.96%       0.93%       0.93%      0.93%
---------------------------------------------------------------------------------------------------------------------------------

**   Initial offering of Investment Class shares.
-----------------------------------------------------------------
*    Annualized
+    Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2000, the Fund was comprised of twenty-four active portfolios (each referred to as a "Portfolio"). The Funds offer up to three different classes of shares for certain
Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares.

Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D. The financial statements for the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II, and Advisory Mortgage Portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices on those exchanges. Bonds, including municipal bonds, and other fixed income securities are valued using brokers' quotations or on the basis of prices provided by a pricing service, which are based primarily on institutional trading in similar securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Securities in the Cash Reserves Portfolio, and other Portfolios' short term securities, maturing 60 days or less, are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its income and net capital gain. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreement. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

4. FUTURES: Financial futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations.

    Futures contracts may be used by each Portfolio, except the Cash Reserves Portfolio, in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from changes in the value of the related securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. SWAP AGREEMENTS: Each Portfolio, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into swap agreements to exchange the interest rate on or return generated by one nominal instrument for the return generated by another nominal instrument. The following summarizes swaps entered into by the Portfolios:

    Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net payments to be received, if any, at the date of default.

6. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7. DELAYED DELIVERY COMMITMENTS: Each Portfolio, except the Cash Reserves Portfolio, may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is earmarked in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that, as asset earmarking reaches certain levels, a portfolio might lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

8. PURCHASED OPTIONS: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    which it may purchase the instrument. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses from purchased options cannot exceed the total amount invested.

9. FOREIGN EXCHANGE AND FORWARD CURRENCY CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth, Domestic Fixed Income, Cash Reserves, and Limited Duration Portfolios) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

    At September 30, 2000, the net assets of certain Portfolios were substantially comprised of foreign-currency denominated securities and foreign currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower level governmental supervision and regulation of foreign securities markets, relative currency valuation fluctuations, and the possibility of political or economic instability.

10. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid quarterly except for those of the Municipal, Limited Duration and Intermediate Duration Portfolios which are declared and paid monthly, Small Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, and Strategic Small Value Portfolios which are declared and paid annually, and Cash Reserves Portfolio which are declared daily and paid monthly. Net realized capital gains are

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses and permanent differences such as gain (loss) on in-kind redemptions (Note D), foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income
    (loss), undistributed realized net gain (loss) and paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2000 the investment advisory fees of each of the Portfolios were:

                          Annual        Voluntary Expense Limitations
                        Investment   ------------------------------------
                         Advisory    Institutional   Investment   Adviser
      Portfolio            Fee           Class         Class       Class
      ---------         ----------   -------------   ----------   -------
Value                     0.500%           --%            --%        --%
Equity                    0.500            --             --         --
Small Cap Value           0.750            --             --         --
Mid Cap Growth            0.500            --             --         --
Mid Cap Value             0.750            --             --         --
Small Cap Growth          1.000          1.15             --         --
Strategic Small Value     1.000          1.15             --         --
Fixed Income              0.375            --             --         --
Domestic Fixed Income     0.375          0.50             --       0.75
High Yield                0.450            --             --         --
Cash Reserves             0.250          0.32           0.47         --
Fixed Income II           0.375            --             --         --
Limited Duration          0.300            --             --         --
Special Purpose Fixed
  Income                  0.375            --             --         --
Municipal                 0.375          0.50             --         --
Global Fixed Income       0.375            --             --         --
International Fixed
  Income                  0.375            --             --         --
Intermediate Duration     0.375            --             --         --
Multi-Market Fixed
  Income                  0.450          0.58             --         --
Balanced                  0.450            --             --         --
Multi-Asset-Class         0.650          0.78           0.93         --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. Chase Global Funds Services Company ("CGFSC") serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS and receives compensation from MAS for these services.

D. DISTRIBUTOR. MAS Funds Distribution, Inc. ("MASDI" or the "Distributor"), a wholly owned subsidiary of Miller Anderson & Sherrerd, LLP is the distributor for the Fund. MASDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MASDI. The distribution fee may be retained by MASDI if an Adviser Class shareholder invests directly through MASDI. Usually the fees are paid by MASDI to external organizations such as 401(k) alliance sponsors, brokers and bank trust departments who distribute MAS Funds to the public.

E. CUSTODY. The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. TRUSTEES' FEES. The Fund pays each Trustee, who is not an interested person, as defined under the Investment Company Act of 1940, as amended, an annual fee plus reimbursement of travel and other expenses incurred in attending Board meetings. Trustees who are also affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an interested person, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment of up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total trustees fees incurred, for the year ended September 30, 2000 by the Portfolios were $239,000.

Expenses for the year ended September 30, 2000 include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is an Assistant Secretary of the Fund.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES: For the year ended September 30, 2000, purchases and sales of investment securities other than temporary cash investments were:

                                                  (000)
                                         ------------------------
Portfolio                                Purchases       Sales
---------                                ----------    ----------
Value                                    $  519,886    $  918,331
Equity                                    1,405,492     1,534,967
Small Cap Value                           2,299,826     2,126,764
Mid Cap Growth                            4,938,677     3,604,260
Mid Cap Value                             2,999,293     2,433,244
Small Cap Growth                            941,555       700,402
Strategic Small Value                     2,356,569       157,084
Fixed Income                              3,486,871     4,310,304
Domestic Fixed Income                       115,741       156,215
High Yield                                  530,809       522,096
Cash Reserves                                    --            --
Fixed Income II                             186,261       340,825
Limited Duration                            101,766       130,656
Special Purpose Fixed Income                285,175       401,261
Municipal                                   109,790       151,154
Global Fixed Income                          26,034        50,168
International Fixed Income                   94,595        96,500
Intermediate Duration                        54,312        62,236
Multi-Market Fixed Income                    55,036        82,091
Balanced                                    716,597       742,291
Multi-Asset-Class                           221,867       243,489

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION): At September 30, 2000, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                 (000)
                          ----------------------------------------------------
       Portfolio             Cost      Appreciation   Depreciation      Net
       ---------          ----------   ------------   ------------   ---------
Value                     $  973,026     $144,673      $(126,818)    $  17,855
Equity                       530,444      133,140        (26,486)      106,654
Small Cap Value            1,220,487      234,937       (127,355)      107,582
Mid Cap Growth             2,713,995      635,539       (171,450)      464,089
Mid Cap Value              1,448,521      238,655       (169,887)       68,768
Small Cap Growth             354,363      113,814        (25,372)       88,442
Strategic Small Value          2,386          234           (131)          103
Fixed Income               6,143,608       49,940       (153,585)     (103,645)
Domestic Fixed Income        252,144        1,554         (5,082)       (3,528)
High Yield                   979,396       13,104       (150,103)     (136,999)
Cash Reserves                117,826           --             --            --
Fixed Income II              374,026        2,406        (12,249)       (9,843)
Limited Duration             204,981          867         (2,225)       (1,358)
Special Purpose Fixed
  Income                     605,094        4,868        (18,148)      (13,280)
Municipal                    112,046        3,041         (1,754)        1,287
Global Fixed Income           38,034          377         (3,899)       (3,522)
International Fixed
  Income                     120,249        1,071        (12,453)      (11,382)
Intermediate Duration         82,413          613         (1,563)         (950)
Multi-Market Fixed
  Income                      77,496          570         (6,551)       (5,981)
Balanced                     484,786       46,215        (17,722)       28,493
Multi-Asset-Class            144,528       14,968         (8,216)        6,752

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. FORWARD FOREIGN CURRENCY CONTRACTS: Under the terms of the forward foreign currency contracts open at September 30, 2000, each Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                                      (000)
                       --------------------------------------------------------------------
                                                                                  Net
                        Currency         In                                    Unrealized
                           to         Exchange     Settlement                 Appreciation
      Portfolio         Deliver         For           Date        Value      (Depreciation)
---------------------  ----------   ------------   ----------   ----------   --------------
HIGH YIELD
Purchases
                       US$  2,460   EUR    2,720    10/30/00    US$  2,407     US$   (53)
                            3,361   GBP    2,270     11/3/00         3,358            (3)
                            5,477   EUR    6,185    11/10/00         5,475            (2)
                            3,081   EUR    3,475    11/30/00         3,079            (2)
                                                                              ----------
                                                                               US$   (60)
                                                                              ----------
Sales
                       EUR  9,950   US$    9,341    10/26/00    US$  8,802     US$   539
                       EUR 11,125         10,541    10/30/00         9,843           698
                       EUR  8,870          8,403    10/30/00         7,848           555
                       GBP 16,980         25,499     11/3/00        25,123           376
                       EUR 10,455          9,476    11/10/00         9,255           221
                       EUR  3,475          3,074    11/30/00         3,079            (5)
                                                                              ----------
                                                                               US$ 2,384
                                                                              ----------
                                                                       NET     US$ 2,324
                                                                              ==========
GLOBAL FIXED INCOME
Purchases
                       US$  1,493   JPY  160,740     10/5/00    US$  1,492     US$    (1)
                              281   AUD      475    10/11/00           257           (24)
                              681   JPY   73,000     11/2/00           681            --
                              276   AUD      475     11/3/00           257           (19)
                               90   GBP       60    11/14/00            89            (1)
                              290   SEK    2,650    11/15/00           277           (13)
                              603   AUD    1,055    11/30/00           572           (31)
                              212   EUR      240    11/30/00           212            --
                              674   CAD      990     12/6/00           658           (16)
                              475   JPY   50,000    12/12/00           470            (5)
                            3,171   JPY  335,000    12/19/00         3,151           (20)
                                                                              ----------
                                                                               US$  (130)
                                                                              ----------
Sales
                       JPY160,740   US$    1,494     10/5/00    US$  1,492     US$     2
                       JPY 79,260            737     10/6/00           736             1
                       EUR    135            119    10/26/00           119            --
                       JPY 73,000            676     11/2/00           681            (5)
                       AUD    550            322     11/8/00           298            24
                       GBP     60             90    11/14/00            89             1
                       SEK  7,235            792    11/15/00           755            37
                                                                              ----------
                                                                               US$    60
                                                                              ----------
                                                                       NET     US$   (70)
                                                                              ==========
INTERNATIONAL FIXED INCOME
Purchases
                       US$  5,223   JPY  558,000     10/5/00    US$  5,180     US$   (43)
                              664   AUD    1,120    10/11/00           607           (57)
                              667   EUR      775    10/26/00           686            19
                            1,099   AUD    1,870     11/9/00         1,013           (86)
                            1,103   GBP      735    11/14/00         1,088           (15)
                            1,331   EUR    1,510    11/28/00         1,338             7
                            1,653   AUD    2,895    11/30/00         1,568           (85)
                            7,378   EUR    8,335    11/30/00         7,386             8
                            1,310   CAD    1,925     12/5/00         1,280           (30)
                           15,170   JPY1,585,000    12/12/00        14,891          (279)
                            2,288   GBP    1,620    12/14/00         2,399           111
                                                                              ----------
                                                                               US$  (450)
                                                                              ----------
Sales
                       EUR  3,790   US$    3,558    10/26/00    US$  3,352     US$   206
                       EUR  1,400          1,238    10/26/00         1,238            --
                       SEK  6,940            776    10/26/00           723            53

                                                      (000)
                       --------------------------------------------------------------------
                                                                                  Net
                        Currency         In                                    Unrealized
                           to         Exchange     Settlement                 Appreciation
      Portfolio         Deliver         For           Date        Value      (Depreciation)
---------------------  ----------   ------------   ----------   ----------   --------------
                       DKK 12,345   US$    1,530    10/30/00    US$  1,463     US$    67
                       SEK  1,670            188    10/30/00           174            14
                       DKK 23,550          2,881     11/9/00         2,792            89
                       GBP  1,250          1,878    11/14/00         1,850            28
                       SEK 17,420          1,907    11/15/00         1,819            88
                                                                              ----------
                                                                               US$   545
                                                                              ----------
                                                                       NET     US$    95
                                                                              ==========
MULTI-MARKET FIXED INCOME
Purchases
                       US$    263   EUR      290    10/26/00    US$    257     US$    (6)
                              416   EUR      460    10/30/00           407            (9)
                              457   AUD      785     11/3/00           425           (32)
                              440   AUD      750     11/9/00           406           (34)
                               40   AUD       70    11/30/00            38            (2)
                              848   GBP      600    12/14/00           889            41
                                                                              ----------
                                                                               US$   (42)
                                                                              ----------
Sales
                       EUR  1,415   US$    1,329    10/26/00    US$  1,252     US$    77
                       EUR    460            436    10/30/00           407            29
                       JPY120,000          1,112     11/2/00         1,119            (7)
                       GBP    305            457     11/2/00           451             6
                       GBP    460            690     11/3/00           680            10
                       GBP    330            495     11/3/00           488             7
                       DKK  6,715            821     11/9/00           796            25
                       EUR     46             40    12/21/00            40            --
                                                                              ----------
                                                                               US$   147
                                                                              ----------
                                                                       NET     US$   105
                                                                              ==========
MULTI-ASSET-CLASS
Purchases
                       US$     62   AUD      105    10/11/00    US$     57     US$    (5)
                            4,376   EUR    4,600    10/27/00         4,069          (307)
                               63   EUR       70    10/30/00            62            (1)
                               48   JPY    5,000     11/2/00            47            (1)
                               84   AUD      145     11/3/00            78            (6)
                              195   GBP      130    11/10/00           192            (3)
                              106   EUR      120    11/28/00           106            --
                               49   AUD       85    11/30/00            46            (3)
                               66   EUR       75    11/30/00            66            --
                              852   JPY   89,000    12/12/00           836           (16)
                              184   GBP      130    12/14/00           193             9
                            7,587   EUR    7,830    12/21/00         6,946          (641)
                                                                              ----------
                                                                               US$  (974)
                                                                              ----------
Sales
                       EUR    160   US$      147    10/26/00    US$    142     US$     5
                       DKK  1,175            149    10/30/00           139            10
                       EUR    145            137    10/30/00           128             9
                       EUR     85             80    10/30/00            75             5
                       SEK  1,410            159    10/30/00           147            12
                       CAD     40             27     11/2/00            27            --
                       JPY 66,000            612     11/2/00           616            (4)
                       GBP    155            233     11/3/00           229             4
                       DKK    460             56     11/9/00            54             2
                       EUR    100             91    11/10/00            89             2
                       GBP     20             30    11/10/00            30            --
                       SEK    355             39    11/15/00            37             2
                       EUR    185            164    11/30/00           164            --
                       EUR  5,680          5,019    12/21/00         5,039           (20)
                                                                              ----------
                                                                               US$    27
                                                                              ----------
                                                                       NET     US$  (947)
                                                                              ==========

              AUD  --   Australian Dollar
              CAD  --   Canadian Dollar
              DKK  --   Danish Krone
              EUR  --   Euro
              GBP  --   British Pound
              JPY  --   Japanese Yen
              SEK  --   Swedish Krona
              US$  --   U.S. Dollar

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. FUTURES CONTRACTS: At September 30, 2000, the following Portfolios had futures contracts open:

                                                                 Unrealized
                        Number       Aggregate                  Appreciation
                          of        Face Value     Expiration  (Depreciation)
Portfolio              Contracts       (000)          Date         (000)
---------              ---------   -------------   ----------  --------------
Purchases:
FIXED INCOME
  U.S. Treasury 2 yr.
   Note                      8     US$     1,600     Dec-00            $   2
  U.S. Treasury 5 yr.
   Note                    767     US$    77,107     Dec-00              560
 DOMESTIC FIXED INCOME
  U.S. Treasury 2 yr.
   Note                      4     US$       800     Dec-00                3
  U.S. Treasury 5 yr.
   Note                     19     US$     1,910     Dec-00               14
 HIGH YIELD
  U.S. Treasury 10
   yr. Note                320     US$    32,070     Dec-00               51
 LIMITED DURATION
  U.S. Treasury 2 yr.
   Note                     30     US$     6,000     Dec-00               29
  U.S. Treasury 5 yr.
   Note                     66     US$     6,635     Dec-00               44
 MUNICIPAL
  Muni Bond                 19     US$     1,860     Dec-00              (12)
  U.S. Treasury 10
   yr. Note                144     US$    14,432     Dec-00               37
 GLOBAL FIXED INCOME
  90 Day Euro                4     EUR       421     Dec-00                3
  Japanese Yen 10 yr.
   Bond                      1     JPY   132,430     Dec-00               18
  U.S. Treasury 2 yr.
   Note                     34     US$     6,801     Dec-00               28
 INTERNATIONAL FIXED INCOME
  Japanese Yen 10 yr.
   Bond                     13     JPY 1,721,590     Dec-00              239
  U.S. Treasury 2 yr.
   Note                     27     US$     5,400     Dec-00               22
 INTERMEDIATE DURATION
  U.S. Treasury 2 yr.
   Note                      2     US$       400     Dec-00                1
  U.S. Treasury 10
   yr. Note                 39     US$     3,909     Dec-00                3
  U.S. Treasury 10
   yr. Note                 15     US$     1,418     Dec-00               14
 MULTI-MARKET FIXED INCOME
  U.S. Treasury 2 yr.
   Note                     18     US$     3,600     Dec-00                9
  U.S. Treasury Long
   Bond                     26     US$     2,614     Dec-00               17
 BALANCED
  U.S. Treasury 5 yr.
   Note                     30     US$     3,016     Dec-00               11
 MULTI-ASSET CLASS
  DAX Index                 13     EUR     2,234     Dec-00             (139)
  DJ Euro Stoxx 50
   Index                   213     EUR    10,580     Dec-00             (551)
  FTSE 100 Index            12     EUR       763     Dec-00              (54)
  Hang Seng Index            4     HKD     3,140     Oct-00               17
  IBEX Plus Index           13     EUR     1,421     Oct-00              (45)
  MIB30 Index                2     EUR       457     Dec-00              (24)
  OMX Index                 81     SEK    11,765     Oct-00              (18)
  TOPIX Index               50     JPY   735,000     Dec-00              (22)
  U.S. Treasury 2 yr.
   Note                      4     US$       800     Dec-00                1
  U.S. Treasury 5 yr.
   Note                     11     US$     1,106     Dec-00                7
  U.S. Treasury 10
   yr. Note                  4     US$       401     Dec-00                1

                                                                 Unrealized
                        Number       Aggregate                  Appreciation
                          of        Face Value     Expiration  (Depreciation)
Portfolio              Contracts       (000)          Date         (000)
---------              ---------   -------------   ----------  --------------
Sales:
 FIXED INCOME
  90 Day Euro               12     EUR     2,801    Dec-00-               $1
                                                     Mar-01
  U.S. Treasury 10
   yr. Note              4,792     US$   480,248     Dec-00           (1,555)
  U.S. Treasury Long
   Bond                  5,564     US$   548,923     Dec-00            8,620
 DOMESTIC FIXED INCOME
  U.S. Treasury 10
   yr. Note                384     US$    38,484     Dec-00             (157)
  U.S. Treasury Long
   Bond                    194     US$    19,139     Dec-00              297
 HIGH YIELD
  U.K. Long Gilt           127     GBP    21,288     Dec-00             (209)
 FIXED INCOME II
  U.S. Treasury 2 yr.
   Note                     30     US$     6,000     Dec-00              (25)
  U.S. Treasury 5 yr.
   Note                    180     US$    17,982     Dec-00             (114)
  U.S. Treasury 10
   yr. Note                261     US$    26,058     Dec-00              (99)
  U.S. Treasury Long
   Bond                    363     US$    36,373     Dec-00              560
 LIMITED DURATION
  U.S. Treasury 10
   yr. Note                396     US$    39,687     Dec-00             (154)
 SPECIAL PURPOSE FIXED INCOME
  U.S. Treasury 5 yr.
   Note                     60     US$     6,032     Dec-00              (11)
  U.S. Treasury 10
   yr. Note                595     US$    59,630     Dec-00             (224)
  U.S. Treasury Long
   Bond                    352     US$    34,727     Dec-00              542
 MUNICIPAL
  U.S. Treasury Long
   Bond                    581     US$    57,319     Dec-00              726
 GLOBAL FIXED INCOME
  U.K. Long Gilt             8     GBP       906     Dec-00              (13)
  U.S. Treasury Long
   Bond                     13     US$     1,283     Dec-00               16
  U.S. Treasury 5 yr.
   Note                      4     US$       402     Dec-00               (3)
  U.S. Treasury 10
   yr. Note                 79     US$     7,917     Dec-00              (32)
 INTERNATIONAL FIXED INCOME
  U.K. Long Gilt            18     GBP     2,039     Dec-00              (30)
  U.S. Treasury Long
   Bond                     42     US$     4,144     Dec-00               56
  U.S. Treasury 10
   yr. Note                 48     US$     4,811     Dec-00              (16)
 INTERMEDIATE DURATION
  U.S. Treasury 5 yr.
   Note                     33     US$     3,318     Dec-00              (21)
  U.S. Treasury Long
   Bond                     46     US$     4,538     Dec-00               71
 MULTI-MARKET FIXED INCOME
  U.K. Long Gilt             2     GBP       227     Dec-00               (3)
  U.S. Treasury 10
   yr. Note                166     US$    16,636     Dec-00              (53)
  U.S. Treasury Long
   Bond                     25     US$     2,466     Dec-00               37
 BALANCED
  U.S. Treasury 10
   yr. Note                206     US$    20,645     Dec-00             (101)
  U.S. Treasury Long
   Bond                    174     US$    17,166     Dec-00              269
 MULTI-ASSET CLASS
  OMX Index                 81     SEK    11,765     Oct-00              (93)
  U.K. Long Gilt             1     GBP       113     Dec-00               (2)
  U.S. Long Bond            53     US$     5,229     Dec-00               81

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                 Unrealized
                        Number       Aggregate                  Appreciation
                          of        Face Value     Expiration  (Depreciation)
Portfolio              Contracts       (000)          Date         (000)
---------              ---------   -------------   ----------  --------------
  U.S. Treasury 5 yr.
   Note                      1     US$       101     Dec-00              $(1)
  U.S. Treasury 10
   yr. Note                 62     US$     6,214     Dec-00              (27)

              EUR  --   Euro
              GBP  --   British Pound
              HKD  --   Hong Kong Dollar
              JPY  --   Japanese Yen
              SEK  --   Swedish Krona
              US$  --   U.S. Dollar

5. SWAP AGREEMENTS: At September 30, 2000, the following Portfolios had open Interest Rate Swap Agreements:

                                                        Unrealized
  Notional                                             Appreciation
   Amount                                             (Depreciation)
   (000)                    Description                   (000)
--------------------------------------------------------------------
FIXED INCOME
     $51,000    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.        $(2,551)
     $50,000    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.         (2,318)
     $41,000    Agreement with Deutsche Bank
                terminating November 8, 2009 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 6.81%
                semiannually.                               (243)
     $72,000    Agreement with Goldman Sachs
                terminating March 2, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.36% semiannually.          3,412
     $19,750    Agreement with Goldman Sachs
                terminating March 3, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.34% semiannually.            872
     $35,100    Agreement with Goldman Sachs
                terminating March 9, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.31% semiannually.          1,423
     $89,300    Agreement with Salomon Brothers
                terminating February 10, 2030 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 7.26%
                semiannually.                              3,018
     $40,200    Agreement with Salomon Brothers
                terminating March 10, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.          1,545

--------------------------------------------------------------------
                                                        Unrealized
  Notional                                             Appreciation
   Amount                                             (Depreciation)
   (000)                    Description                   (000)
     $42,000    Agreement with Salomon Brothers
                terminating March 13, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.27% semiannually.         $1,527
                                                      -----------
                                                          $6,685
                                                      ===========
DOMESTIC FIXED INCOME
        $900    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.           $(45)
      $1,500    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.            (70)
      $9,000    Agreement with Deutsche Bank
                terminating November 8, 2009 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 6.81%
                semiannually.                                (53)
      $7,350    Agreement with Salomon Brothers
                terminating March 24, 2010 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.            203
      $3,400    Agreement with Salomon Brothers
                terminating February 10, 2030 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 7.26%
                semiannually.                                115
      $2,800    Agreement with Goldman Sachs
                terminating March 2, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.36% semiannually.            133
        $750    Agreement with Goldman Sachs
                terminating March 3, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.34% semiannually.             33
      $1,350    Agreement with Goldman Sachs
                terminating March 9, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.31% semiannually.             55
      $1,550    Agreement with Salomon Brothers
                terminating March 10, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.             60
      $1,650    Agreement with Salomon Brothers
                terminating March 13, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.27% semiannually.             60
                                                      -----------
                                                            $491
                                                      ===========

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                        Unrealized
  Notional                                             Appreciation
   Amount                                             (Depreciation)
   (000)                    Description                   (000)
--------------------------------------------------------------------
FIXED INCOME II
      $4,300    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.          $(215)
      $7,300    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.           (338)
      $3,350    Agreement with Salomon Brothers
                terminating March 24, 2010 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.             92
      $7,000    Agreement with Salomon Brothers
                terminating February 10, 2030 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 7.26%
                semiannually.                                237
      $5,600    Agreement with Goldman Sachs
                terminating March 2, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.36% semiannually.            265
      $1,500    Agreement with Goldman Sachs
                terminating March 3, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.34% semiannually.             66
      $2,700    Agreement with Goldman Sachs
                terminating March 9, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.31% semiannually.            110
      $3,100    Agreement with Salomon Brothers
                terminating March 10, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.            119
      $3,250    Agreement with Salomon Brothers
                terminating March 13, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.27% semiannually.            118
                                                      -----------
                                                            $454
                                                      ===========
LIMITED DURATION
      $2,800    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.          $(140)
      $2,300    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.           (107)
                                                      -----------
                                                           $(247)
                                                      ===========

--------------------------------------------------------------------
                                                        Unrealized
  Notional                                             Appreciation
   Amount                                             (Depreciation)
   (000)                    Description                   (000)
SPECIAL PURPOSE FIXED INCOME
      $6,000    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.          $(300)
      $5,100    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.           (237)
     $14,500    Agreement with Salomon Brothers
                terminating March 24, 2010 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.            400
      $8,100    Agreement with Salomon Brothers
                terminating February 10, 2030 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 7.26%
                semiannually.                                274
      $6,650    Agreement with Goldman Sachs
                terminating March 2, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.36% semiannually.            315
      $1,825    Agreement with Goldman Sachs
                terminating March 3, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.34% semiannually.             81
      $3,150    Agreement with Goldman Sachs
                terminating March 9, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.31% semiannually.            128
      $3,600    Agreement with Salomon Brothers
                terminating March 10, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.            138
      $3,850    Agreement with Salomon Brothers
                terminating March 13, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.27% semiannually.            140
                                                      -----------
                                                            $939
                                                      ===========
MUNICIPAL
     $15,000    Agreement with Goldman Sachs
                terminating March 28, 2010 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.           $411
                                                      ===========
GLOBAL FIXED INCOME
        $300    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.           $(15)

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                        Unrealized
  Notional                                             Appreciation
   Amount                                             (Depreciation)
   (000)                    Description                   (000)
--------------------------------------------------------------------
        $400    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.           $(19)
                                                      -----------
                                                            $(34)
                                                      ===========
INTERMEDIATE DURATION
      $1,400    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.           $(70)
      $2,500    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.           (116)
                                                      -----------
                                                           $(186)
                                                      ===========
MULTI-MARKET FIXED INCOME
      $1,000    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.           $(50)
        $800    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.            (37)
      $7,000    Agreement with Goldman Sachs
                terminating March 30, 2010 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.37% semiannually.            228
                                                      -----------
                                                            $141
                                                      ===========
BALANCED
      $2,200    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.          $(110)
      $1,850    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.            (86)
      $6,600    Agreement with Salomon Brothers
                terminating March 24, 2010 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.            182
      $3,100    Agreement with Salomon Brothers
                terminating February 10, 2030 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 7.26%
                semiannually.                                105

--------------------------------------------------------------------
                                                        Unrealized
  Notional                                             Appreciation
   Amount                                             (Depreciation)
   (000)                    Description                   (000)
      $2,500    Agreement with Goldman Sachs
                terminating March 2, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.36% semiannually.           $119
        $675    Agreement with Goldman Sachs
                terminating March 3, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.34% semiannually.             30
      $1,200    Agreement with Goldman Sachs
                terminating March 9, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.31% semiannually.             48
      $1,400    Agreement with Salomon Brothers
                terminating March 10, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.             54
      $1,450    Agreement with Salomon Brothers
                terminating March 13, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.27% semiannually.             53
                                                      -----------
                                                            $395
                                                      ===========
MULTI-ASSET-CLASS
        $700    Agreement with Bankers Trust Company
                terminating August 25, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.04% semiannually.           $(35)
        $550    Agreement with Bankers Trust Company
                terminating August 27, 2008 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 6.10% semiannually.            (25)
        $650    Agreement with Goldman Sachs
                terminating March 2, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.36% semiannually.             31
        $175    Agreement with Goldman Sachs
                terminating March 3, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.34% semiannually.              8
        $300    Agreement with Goldman Sachs
                terminating March 9, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.31% semiannually.             12
      $1,400    Agreement with Salomon Brothers
                terminating March 24, 2010 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.29% semiannually.             38
        $700    Agreement with Salomon Brothers
                terminating February 10, 2030 to pay
                3 month LIBOR quarterly and to
                receive fixed rate at 7.26%
                semiannually.                                 24

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                        Unrealized
  Notional                                             Appreciation
   Amount                                             (Depreciation)
   (000)                    Description                   (000)
--------------------------------------------------------------------
        $350    Agreement with Salomon Brothers
                Company terminating March 10, 2030
                to pay 3 month LIBOR quarterly and
                to receive fixed rate at 7.29%
                semiannually.                                $13
        $400    Agreement with Salomon Brothers
                terminating March 13, 2030 to pay 3
                month LIBOR quarterly and to receive
                fixed rate at 7.27% semiannually.             14
                                                      -----------
                                                             $80
                                                      ===========

LIBOR -- London Interbank Offer Rate

H. CAPITAL LOSS CARRY FORWARD. At September 30, 2000, the following Portfolios had available for Federal income tax purposes unused capital losses, all of which will expire on the indicated dates:

                                Expiration Date
                                 September 30,
                                     (000)
                       ---------------------------------
Portfolio               2003    2004    2007      2008
---------              ------   ----   ------   --------
Value                  $   --   $ --   $   --   $ 16,828
Fixed Income               --     --    2,005    111,596
Domestic Fixed Income      --     --      262      4,325
High Yield                 --     --      718     12,211
Fixed Income II            --     --    1,082      8,222
Limited Duration        3,536    172       --      1,092
Special Purpose Fixed
  Income                   --     --    1,135     11,622
Municipal                  --     --       --      1,040
Global Fixed               --     --       --         92
Intermediate Duration      --     --       --      2,279
Multi-Market Fixed
  Income                   --     --      895        903

I. POST OCTOBER LOSSES. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2000, the following Portfolios may elect to defer capital losses occurring between November 1, 1999 and September 30, 2000 up to the following amounts:

Portfolio                                   (000)
---------                                  -------
Value                                      $56,115
Strategic Small Value                            2
Fixed Income                                64,291
Domestic Fixed Income                        3,372
High Yield                                  24,751
Fixed Income II                              5,980
Limited Duration                                76
Special Purpose Fixed Income                 2,824
Municipal                                    1,699
Global Fixed Income                          4,490
Intermediate Duration                          728
International Fixed Income                   7,880
Multi-Market Fixed Income                    1,511
Multi-Asset-Class                            3,660

J. IN-KIND TRANSACTIONS. For the year ended September 30, 2000, the following Portfolios realized losses from in-kind redemptions of approximately:

Portfolio                                  (000)
---------                                 --------
Small Cap Value                           $ (5,530)
Fixed Income                                (6,326)
High Yield                                 (21,851)

K. SECURITIES LENDING. Certain Portfolios loan securities to brokers and receive security lending fees. Security lending fees are included in interest income in the Statement of Operations in the amount of $302,000. For the year ended September 30, 2000, the following Portfolios had security lending fees totaling:

                                               Fees
Portfolio                                      (000)
---------                                    ---------
Value                                          $ 56
Equity                                           33
Mid Cap Growth                                    6
Fixed Income                                    972
Domestic Fixed Income                            10
Fixed Income II                                  23
Special Purpose Fixed Income                     47
Balanced                                          7

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at September 30, 2000, were as follows:

                                 Value of      Value
                                  Loaned         of
                                Securities   Collateral
Portfolio                         (000)        (000)
---------                       ----------   ----------
Value                            $107,827     $111,224
Equity                              3,481        3,485
Fixed Income                      255,200      259,146
Domestic Fixed Income              15,371       15,563
High Yield                         57,977       58,981
Fixed Income II                     1,880        1,893
Special Purpose Fixed Income       56,993       57,918
Balanced                           16,549       16,739

The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund on the next business day.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable portfolio's expenses. Expense offsets appearing in the Statement of Operations include custodian balance credits totaling $1,151,000 for the year ended September 30, 2000.

L. OTHER. At September 30, 2000, the High Yield Portfolio's net assets were substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect the issuer's ability to make payments of income and principal on these securities and ultimately impact their valuation.

A portion of the securities of the Municipal Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 2000, approximately 50.9% of the net assets of the Municipal Portfolio are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolios net assets:

FGIC                                          16.7%
FSA                                           16.2

At September 30, 2000, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                               Percentage of Ownership
                         ------------------------------------
                         Institutional   Investment   Adviser
Portfolios                   Class         Class       Class
----------               -------------   ----------   -------
Value                        25.9%          94.6%       85.4%
Equity                         --             --        75.1
Small Cap Value                --             --        55.8
Mid Cap Growth               42.3             --        66.7
Mid Cap Value                13.0           14.1        63.6
Small Cap Growth             39.1             --          --
Strategic Small Value        42.8             --          --
Fixed Income                   --           43.5        67.6
Domestic Fixed Income        49.8             --       100.0
High Yield                   13.2           64.2        71.9
Cash Reserves                45.4          100.0          --
Fixed Income II              51.4             --          --
Limited Duration             46.6             --          --
Special Purpose Fixed
  Income                       --             --          --
Municipal                    27.5             --          --
Global Fixed Income          93.7             --          --
International Fixed
  Income                     85.2             --          --
Intermediate Duration        68.0          100.0          --
Multi-Market Fixed
  Income                     95.9             --          --
Balanced                     45.5           98.3        96.5
Multi-Asset-Class            45.8           99.5          --

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

M. REORGANIZATION. On December 4, 1998, the MAS Municipal Portfolio, as listed below ("Acquiring Fund"), acquired substantially all of the assets and liabilities of the MAS PA Municipal Portfolio, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Trustees' and shareholders of the Acquired Fund. The net assets of the PA Municipal Portfolio Institutional Class shares were exchanged for 1,898,026 Institutional Class shares of the Municipal Portfolio. Net assets as of the reorganization date were as follows:

                                                           Total Net
                                                           Assets of       Acquired
                           Total Net       Total Net       Acquiring         Fund
Acquiring    Acquired      Assets of       Assets of       Fund After     Unrealized
  Fund         Fund      Acquired Fund   Acquiring Fund   Acquisition    Appreciation
---------  ------------  -------------   --------------   ------------   ------------
Municipal  PA Municipal   $22,605,495     $85,020,241     $107,625,736    $1,659,412

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of MAS Funds

We have audited the accompanying statement of net assets of each of the twenty one Portfolios of the MAS Funds listed in the accompanying table of contents (hereafter referred to as the "Funds"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to September 30, 2000, were audited by other auditors whose report, dated November 19, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2000, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                                                   LONG-TERM
                                                              CAPITAL GAINS -- 20%
                            FUND                                     (000)
------------------------------------------------------------  --------------------
Value                                                                    $127,989
Equity                                                                    124,774
Small Cap Value                                                             9,053
Mid Cap Growth                                                             69,374
Mid Cap Value                                                                 605
Small Cap Growth                                                              126
Municipal                                                                     680
Global Fixed Income                                                           890
International Fixed Income                                                    326
Balanced                                                                   31,959
Multi-Asset-Class                                                           9,850

For the year ended September 30, 2000, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

                         PORTFOLIO                            AMOUNT
------------------------------------------------------------  ------
Value                                                           98.1%
Equity                                                          11.2
Small Cap Value                                                  7.4
Mid Cap Growth                                                   1.1
Mid Cap Value                                                    4.6
Small Cap Growth                                                 0.6
High Yield                                                       0.8
Balanced                                                         7.3
Multi-Asset-Class                                                5.5

Foreign taxes accrued during the fiscal year ended September 30, 2000 amounting to $20,000 for the International Fixed Income Portfolio is expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2000. In addition, for the year ended September 30, 2000, gross income derived from sources within foreign countries amounted to $5,465,000 for the International Fixed Income Portfolio.

For the fiscal year ended September 30, 2000*, the percentage of exempt interest dividends paid by the Municipal Portfolio was 83.0%.

For the year ended September 30, 2000*, the percentage of income earned from direct U.S. Treasury Obligations was as follows:

                                                               INCOME
                            FUND                               EARNED
------------------------------------------------------------  --------
Fixed Income                                                      18.3%
Domestic Fixed Income                                             12.6
High Yield                                                        10.0
Cash Reserves                                                     14.0
Fixed Income II                                                   12.4
Limited Duration                                                  13.4
Special Purpose Fixed Income                                      12.4
Global Fixed Income                                               14.3
International Fixed Income                                        14.1
Intermediate Duration                                             19.7
Multi-Market Fixed Income                                         17.5
Balanced                                                          12.9
Multi-Asset-Class                                                 11.4

* Amounts for the period ending December 31, 2000 will be provided with Form 1099-DIV to be mailed in January 2001.

ADDITIONAL INFORMATION: (UNAUDITED) On July 14, 2000, the Fund's Trustees, upon the recommendation of the Audit Committee, accepted the resignation of PricewaterhouseCoopers LLP ("PWC") as the Fund's independent auditors and voted to appoint Deloitte & Touche LLP for the fiscal year ending September 30, 2000. PWC's report on the Fund's financial statements for the fiscal year ending September 30, 1999, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

--------------------------------------------------------------------------------

MAS FUNDS TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following is a list of the Trustees
and the principal officers of the Fund
and a brief statement of their present
positions and principal occupations:

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley & Co. Incorporated; Member of the Morgan Stanley Dean Witter Investment Management Executive Committee; Portfolio Manager and Head of Fixed Income Investment Team, Miller Anderson & Sherrerd, LLP; Trustee, Haverford School.

THOMAS P. GERRITY
Trustee; Professor of Management, Director of the Electronic Commerce Forum, and formerly Dean, Wharton School of Business, University of Pennsylvania; Director, ICG-Commerce Inc., Investor Force Holdings; Sunoco; Fannie Mae; Reliance Group Holdings; CVS Corporation; Knight-Ridder, Inc.; Internet Capital Group; formerly Director, IKON Office Solutions, Inc., Fiserv, Digital Equipment Corporation and Union Carbide Corporation.

JOSEPH P. HEALY
Trustee; Headmaster, Ethical Culture Fieldston School; Trustee, Springside School; formerly Headmaster, Haverford School; Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Investment Consultant; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation; formerly, CFO of The J. Paul Getty Trust.

VINCENT R. MCLEAN
Trustee; Director, Legal and General America, Inc.; Director, Banner Life Insurance Co.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, CitiFunds, CitiSelect Folios and related portfolios; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.; Director, The Indonesia Fund and the Landmark Funds; Director, Ministers and Missionaries Benefit Board of American Baptist Churches.

JAMES H. SCOTT, CFA*
Trustee; Principal, Morgan Stanley & Co. Incorporated; Product Specialist, Core Equity Strategy, Miller Anderson & Sherrerd, LLP; formerly Vice President, Corporate Secretary and Assistant Treasurer for Texas Utilities Company.

LORRAINE TRUTEN, CFA
President, MAS Funds; Principal, Morgan Stanley & Co. Incorporated; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President and Director, MAS Fund Distribution, Inc.

JAMES A. GALLO
Vice President and Treasurer, MAS Funds; Head of Fund Administration, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley & Co. Incorporated; formerly Vice President and Director of Investment Accounting, PFPC, Inc.

RICHARD J. SHOCH
Secretary, MAS Funds; Fund Administration Manager, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley & Co. Incorporated; formerly Counsel, Vice President and Assistant Secretary; SEI Corporation.

*Trustees Bennett & Scott are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

 This report should be preceded or accompanied by a prospectus.

MAS Fund Distribution, Inc. serves as General Distribution Agent for MAS Funds.

Date of first use November 2000.

                             [MAS LOGO]

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                        Miller Anderson & Sherrerd, LLP

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                               current prospectus.

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